[THE HARTFORD LOGO]

[STAG GRAPHIC]

SEMI-ANNUAL REPORT
JUNE 30, 2002

-  MANAGER DISCUSSIONS

-  FINANCIALS

                                                       HARTFORD HLS MUTUAL FUNDS

TABLE OF CONTENTS
       Manager Discussions                                                     1

       Hartford HLS Mutual Funds Financial Statements:

         Statement of Net Assets or Statement of Assets and Liabilities as of June 30, 2002:
            Hartford SmallCap Growth HLS Fund (formerly Fortis
             Aggressive Growth Series)                                        23
            Hartford Growth Opportunities HLS Fund (formerly Fortis
             Growth Stock Series)                                             26
            Hartford Capital Opportunities HLS Fund (formerly Fortis
             Capital Opportunities Series)                                    28
            Hartford Large Cap Growth HLS Fund (formerly Fortis Large
             Cap Growth Series)                                               31
            Hartford MidCap Stock HLS Fund (formerly Fortis Mid Cap
             Stock Series)                                                    33
            Hartford Investors Growth HLS Fund (formerly Fortis
             Investors Growth Series)                                         36
            Hartford Blue Chip Stock II HLS Fund (formerly Fortis
             Blue Chip Stock Series II)                                       38
            Hartford Blue Chip Stock HLS Fund (formerly Fortis
             Blue Chip Stock Series)                                          40
            Hartford Value Opportunities HLS Fund (formerly Fortis
             Value Series)                                                    43
            Hartford Small Cap Value HLS Fund (formerly Fortis
             Small Cap Value Series)                                          45
            Hartford Global Leaders HLS Fund                                  47
            Hartford International Stock HLS Fund (formerly Fortis
             International Stock Series)                                      50
            Hartford Growth and Income HLS Fund                               52
            Hartford Index HLS Fund, Inc.                                     54
            Hartford American Leaders HLS Fund (formerly Fortis
             American Leaders Series)                                         60
            Hartford Global Equity HLS Fund (formerly Fortis Global
             Equity Series)                                                   62
            Hartford International Stock II HLS Fund (formerly Fortis
             International Stock Series II)                                   65
            Hartford Advisers HLS Fund, Inc.                                  69
            Hartford High Yield HLS Fund                                      76
            Hartford Multi-Sector Bond HLS Fund (formerly Fortis
             Multisector Bond Series)                                         84
            Hartford Bond HLS Fund, Inc.                                      90
            Hartford U.S. Government Securities HLS Fund (formerly
             Fortis U.S. Government Securities Series)                        96
            Hartford Money Market HLS Fund, Inc.                              98
            Statement of Operations for the Period Ended June 30, 2002       100
            Statement of Changes in Net Assets for the Period Ended
             June 30, 2002                                                   104
            Statement of Changes in Net Assets for the Period Ended
             December 31, 2001                                               108
            Notes to Financial Statements                                    112
            Financial Highlights                                             136
            Board of Directors and Officer Information                       148

            Privacy Policy                                                   153

       Contract owners should refer to the prospectus provided to them at the time of purchase of their contract for a description of investment alternatives available in the Separate Accounts. This prospectus, along with the financial information contained in this report, provides them with complete and up-to-date financial information regarding the Separate Account.

       This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

HARTFORD SMALLCAP GROWTH HLS FUND (FORMERLY FORTIS AGGRESSIVE GROWTH SERIES)
--------------------------------------------------------------------------------

Portfolio Managers


DAVID J. ELLIOTT, CFA
Vice President,
Wellington Management
Company, LLP

[DAVID J. ELLIOTT PICTURE PHOTO]


JAMES RULLO, CFA
Senior Vice President, Partner,
Wellington Management
Company, LLP

[JAMES RULLO PICTURE PHOTO]


Performance Overview

[LINE CHART]

                                 Russell
                                   2000
             SmallCap             Growth             Russell
            Growth IA             Index*               2000
             10000                10000                10000
              9811                10156                10027
             12743                13309                12881
             13718                14808                15007
             13913                16725                18364
             16858                16930                17894
             35277                24226                21698
             29958                18792                21041
             23913                17058                21564
             19507                14099                20551

AVERAGE ANNUAL RETURNS (Inception 5/2/1994)

                                          1 YEAR        5 YEARS          SINCE
                                                                       INCEPTION
Small Cap Growth IA                      -23.67%          8.52%           8.53%
Russell 2000 Growth                      -25.00%         -1.98%           4.30%
Russell 2000                              -8.60%          4.44%           9.22%


The chart represents a hypothetical investment in the Hartford SmallCap Growth HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares at the Fund's inception of 5/2/1994 would have been valued at $19,113 on 6/30/2002.

* The Fund has changed its benchmark from the Russell 2000 Index to the Russell 2000 Growth Index because the Russell 2000 Growth Index is better suited for the investment strategy of the Fund.


Q. How did the Fund perform?

Hartford SmallCap Growth HLS Fund returned -18.4 % for the 6-months ended June 30, 2002. The fund underperformed the -18.0% return of the Lipper Small Cap Growth VA-UF Average and the -17.4% return of the Russell 2000 Growth Index over the same period.

Q. Why did the Fund perform this way?

The Fund started the period with strong relative performance during the first quarter of 2002. Our stock selections added value within nearly all industries, led by such strong performers as Investment Technology Group, Inc. (financial services) and PolyMedica Corp. (medical instruments & supplies).

Unfortunately these results were offset by relative underperformance during the second quarter. During this quarter, investor concerns over issues of accounting transparency, corporate governance, and the pace of the economic recovery intensified and contributed to a significant market correction. We found stock selection particularly challenging in this environment as these unforeseen developments drove dramatic (and at times seemingly indiscriminate) market reactions. A number of the Fund's larger holdings, such as Cirrus Logic, Inc. (computers & office equipment) and CV Therapeutics, Inc. (research & testing facilities), performed poorly and contributed to the underperformance.

Q. What is your outlook for the remainder of 2002?

Despite the market decline, key economic indicators continue to point toward a solid economic recovery. We believe the broad market correction more than fully discounts a slightly increased uncertainty regarding future corporate performance. We also believe this environment offers much opportunity for stock selection to add value by identifying stocks that have been indiscriminately punished as a consequence of the currently heightened investor risk aversion. Finally, we would expect the class of small capitalization growth stocks, on which the Fund focuses, to significantly outperform the broader market if risk aversion levels revert toward historical norms.


-------------------------------------- 1 ---------------------------------------

HARTFORD GROWTH OPPORTUNITIES HLS FUND (FORMERLY FORTIS GROWTH STOCK SERIES)
--------------------------------------------------------------------------------

Portfolio Manager


[MICHAEL T. CARMEN PICTURE PHOTO]

MICHAEL T. CARMEN, CFA
Vice President
Wellington Management Company, LLP


Performance Overview

[LINE CHART]

                         Russell       S&P
            Growth        3000        MidCap
        Opportunities    Growth        400
              IA         Index*       Index
            10000        10000        10000
            11507        11216        11608
            12518        11630        13228
            12165        12160        12755
            15531        16233        16704
            18080        19785        19909
            20326        25472        26329
            24191        34391        31137
            37537        46024        35724
            39033        35707        41977
            30112        28699        41733
            24692        22803        40395

AVERAGE ANNUAL RETURNS (Inception 3/24/1987)

                                        1 YEAR         5 YEARS         10 YEARS
Growth Opportunities IA                 -24.19%          4.99%           9.46%
Russell 3000 Growth                     -26.39%         -0.50%           8.59%
S&P MidCap 400 Index                     -4.71%         12.42%          14.98%


The chart represents a hypothetical investment in the Hartford Growth Opportunities HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares on 6/30/1992 would have been valued at $24,082 on 6/30/2002.

* The Fund has changed its benchmark from the S&P MidCap 400 Index to the Russell 3000 Growth Index because the Russell 3000 Growth Index is better suited for the investment strategy of the fund.


Q. How did the Fund perform?

Hartford Growth Opportunities HLS Fund returned -18.0% for the 6-months ended June 30, 2002. The Fund's return exceeded the -20.5% return of the Russell 3000 Growth Index and the -21.1% return of the Lipper Multi-Cap Growth VA-UF Average over the same period.

Q. Why did the Fund perform this way?

The Fund's outperformance versus its market benchmark resulted from a combination of strong sector allocation and stock selection. The Fund's large overweight to the consumer discretionary sector proved to be beneficial as it was one of the better performing sectors over the six-month period. Stock selection within the industrials and health care sectors was also markedly positive with strong relative performance generated by stocks such as St. Jude Medical, Inc. (medical instruments & supplies), McKesson Corp. (consumer non-durables), and Alliant Techsystems, Inc. (metals, minerals & mining). The top three contributors to the Fund's overall performance over this six-month period were Northrup Grumman Corp (transportation), Staples, Inc. (retail) and Beckman Coulter, Inc. (medical instruments & supplies), and three detractors were Enterasys Networks, Inc. (software & services), Sanmina - SCI Corp. (electronics) and Adelphia Communications Corp. (media & entertainment).

Q. What is your outlook for the remainder of 2002?

The US equity market is well on its way to posting its third consecutive year of decline. The last time this happened was sixty years ago (1939-1941), and stocks fell by a cumulative 31%. The trailing three-year performance through June 2002 stands at a comparable 28%. Where do we go from here? Clearly, one has to recognize the risk of further market weakness in the face of heightened geopolitical tensions and growing distrust of corporate management. However, economic fundamentals are improving and more favorable news on corporate profits should follow. History also tells us that past periods of disconnect between Main Street and Wall Street has proven to be temporary.


-------------------------------------- 2 ---------------------------------------

HARTFORD CAPITAL OPPORTUNITIES HLS FUND
                                  (FORMERLY FORTIS CAPITAL OPPORTUNITIES SERIES)
--------------------------------------------------------------------------------

Portfolio Manager

[MAURA SHAUGHNESSEY PICTURE PHOTO]

MAURA SHAUGHNESSEY
Senior Vice President
MFS

Performance Overview

[LINE CHART]

        Hartford
         Capital         S&P 500
     Opportunities IA     Index
         10000           10000
          9895            9928
         10074            9832
          8832            9063
          7505            7989
          7797            8456
          5741            7216
          6746            7987
          6628            8009
          5397            6937

AVERAGE ANNUAL RETURNS (Inception 5/1/2000)

                                                 1 YEAR                 SINCE
                                                                      INCEPTION
Hartford Capital Opportunities IA              -30.79%                -24.80%
S&P 500 Index                                  -17.97%                -15.55%


The chart represents a hypothetical investment in the Hartford Capital Opportunities HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.


Q. How did the Fund perform?

Hartford Capital Opportunities HLS Fund returned -20.0% for the 6-months ended June 30, 2002. The Fund underperformed both the S&P 500 Index, which returned -13.2% and the Lipper Mid Cap Growth VA-UF Average, which returned -19.8% over the same period.

Q. Why did the Fund perform this way?

In an environment that was particularly bad for growth investing, our performance was hurt by investments in growth sectors such as technology and telecommunications. Technology, where we had a slightly overweighted position relative to our benchmark, suffered as corporations kept a lid on capital spending. Telecom stocks fell due to slowing demand, stiff competition, and weak pricing. In addition, some of our more growth-oriented investments in the utilities and cable television areas declined amid the market's jitters. We were also very underweighted in consumer staples, a sector that rallied as investors looked for safe havens. We avoided the group because we felt valuations (stock prices relative to measures such as earnings and cash flow) were not that compelling on a long-term basis.


Q. What is your outlook for the remainder of 2002?

At the end of the period, we expected the economic recovery to continue, but to remain choppy. As the economy improves and corporate earnings begin to strengthen, we think stock prices will be in a better position to rally. However, we doubt a rising tide will lift all boats. Instead, stock selection will be critical as investors pay close attention to company-specific issues, including accounting disclosure practices. We believe this type of environment plays to our strength in bottom-up research. We also believe the Fund's flexibility to go anywhere to find the best opportunities for earnings growth at a reasonable price should serve shareholders well going forward.


-------------------------------------- 3 ---------------------------------------

HARTFORD LARGE CAP GROWTH HLS FUND (FORMERLY FORTIS LARGE CAP GROWTH SERIES)
--------------------------------------------------------------------------------

Portfolio Managers

[JAMES G. REILLY PICTURE PHOTO]

JAMES G. REILLY
Executive Vice President
Alliance Capital
Management L.P.

[SYED J. HASNAIN PICTURE PHOTO]

SYED J. HASNAIN
Senior Vice President
Alliance Capital Management L.P.

Performance Overview

[LINE CHART]

       Large Cap      S&P 500
       Growth IA       Index
         10000         10000
         11861         11079
         15090         13409
         12382         12189
         10538         10742
          8298          9329

AVERAGE ANNUAL RETURNS (Inception 5/1/1998)

                                             1 YEAR                     SINCE
                                                                      INCEPTION
Large Cap Growth IA                        -24.98%                    -4.38%
S&P 500                                    -17.97%                    -1.65%


The chart represents a hypothetical investment in the Hartford Large Cap Growth HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.


Q. How did the Fund perform?

Hartford Large Cap Growth HLS Fund returned -21.3% for the 6-months ended June 30, 2002. The Fund underperformed both the S&P 500 Index, which returned -13.2% and the Lipper Large Cap Growth VA-UF Average, which returned - 19.0% over the same period.

Q. Why did the Fund perform this way?

The Fund underperformed its benchmark during the first six months of 2002 primarily due to unfavorable stock selection within the industrials sector. Within this sector, Tyco International Ltd. (consumer non-durables) served as the largest individual detraction from performance and General Electric Co. (electronics) generated underperformance to a lesser degree. One of the Fund's top positions, Citigroup, Inc. (banks), negatively impacted performance within the financials sector. Unfavorable stock selection in the consumer discretionary sector, specifically with positions in AOL Time Warner, Inc. (software & services) and Home Depot, Inc. (The) (retail) negatively impacted performance during the period. Telecommunication service stocks broadly sank year-to-date with AT&T Wireless Services, Inc. (communications), Sprint PCS Group (communications) and Vodafone Group PLC (Communications) all posting negative figures. The Portfolio's underweight in the energy and consumer staples sectors detracted from performance as well. Favorable stock selection in the health care served as the largest positive contribution to the Portfolio with outperformance from UnitedHealth Group, Inc. (insurance), Wellpoint Health Networks, Inc. (insurance) and Tenet Healthcare Corp. (health services). An underweight relative to the benchmark in the telecommunication service sector and overweight in the financials sector also served Portfolio performance well during the period.

Q. What is your outlook for the remainder of 2002?

We remain optimistic that economic indicators continue to point to a steady, moderate rebound in growth for 2002. Manufacturing, liquidity, personal consumption, federal government spending and the current interest rate levels all contribute to strong prospects for a continued economic recovery. However, the consumer may require ongoing stimulus to keep up the current pace of spending. With inflation in check, we believe that the Federal Reserve has room to postpone interest-rate hikes and allow the economy to continue to gain strength. The terrorism fears and Middle East unrest that plague the stock market may remain on the horizon and contribute to an environment of risk-averse investing. With respect to unethical corporate governance, we believe that investor confidence in company reporting and management will ultimately be restored. We believe that the stage is set for moderate future market gains and that we are nearing the point where earnings will likely turn more meaningfully and refuel the current stock market's weakness. However, we recognize that we may be stuck in a trading range until this sustainable evidence of a turn in corporate profits is evident and a return to confidence is reestablished.

The Portfolio continues to exhibit a balance between cyclical and steady growth stocks. As the current market vacillates we expect to add value by exercising our V-factor approach to trading while utilizing our extensive resources in research for individual stock selection. We intend to maintain our focus in blending sound fundamental judgment with attractive price. We will continue to seek to invest in high-quality growth companies, demonstrating discernible earnings growth and valuations.


-------------------------------------- 4 ---------------------------------------

HARTFORD MID CAP STOCK HLS FUND (FORMERLY FORTIS MID CAP STOCK SERIES)
--------------------------------------------------------------------------------

Portfolio Manager

[JOHN R. O'TOOLE PICTURE PHOTO]

JOHN R. O'TOOLE, CFA
Vice President
The Dreyfus Corporation

Performance Overview

[LINE CHART]

        Mid Cap     S&P 400
        Stock IA     Index
         10000       10000
         9711        10461
         10776       12002
         11715       14103
         11227       14022
         11097       13572

AVERAGE ANNUAL RETURNS (Inception 5/1/1998)

                                             1 YEAR                    SINCE
                                                                     INCEPTION
Mid Cap IA                                  -3.28%                     2.53%
S&P 400                                     -4.71%                     7.60%


The chart represents a hypothetical investment in the Hartford Mid Cap Stock HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.


Q. How did the Fund perform?

Within a difficult equity environment, we are please to report that the Hartford Mid Cap Stock HLS Fund outperformed its benchmark and its Lipper peer group. The Fund returned -1.2%, while during the same 6-months ended June 30, 2002, the S&P MidCap 400 returned -3.2-%, and the Lipper Mid Cap Core VA-UF Average returned -5.1%. Based upon the output from our blended valuation model, the portfolio benefited from our modest tilt toward value type holdings over more growth oriented equities. Over the past six months, midcap value stocks have substantially outperformed midcap growth issues, and this trend is reflected in our most recent positive relative performance.

Q. Why did the Fund perform this way?

Based upon the direction of our blended valuation model, stock selection among health care related issues was especially robust, while the avoidance of certain benchmark technology issues was also a positive influence. Among health care related issues, a modest overweight toward medical insurers and a modest underweight to biotechnology was beneficial. Portfolio holdings such as PacifiCare Health Systems, Inc. (insurance), Trigon Healthcare, Inc. (insurance), and Oxford Health Plans, Inc. (insurance) all contributed to the Fund's relative outperformance. These three companies all provide coverage for medical services, and have benefited from an improved pricing environment. We were underweighted to biotech issues based upon our valuation process indicating that these types of issues were overvalued, and we were rewarded by that position. Consumer spending related issues such as, Lennar Corp. (construction) and Williams-Sonoma, Inc. (retail), also positively impacted performance. A number of benchmark technology issues - such as Polycom and McDATA Corp. - which we did not own, were down substantially in price during the period under review and this was a positive influence upon the Fund's relative performance. Finally, the Fund also benefited from a number of our holdings in the financial services sector. Midcap bank holdings such as GreenPoint Financial Corp., Compass Bancshares, Inc., and Associated Banc-Corp. all provided positive returns. These particular banks have more of a traditional retail focus, and have benefited from both a benign interest rate environment and robust consumer spending patterns.

Q. What is your outlook for the remainder of 2002?

Our blended valuation process, which uses both value type and growth oriented fundamentally based inputs, continues to modestly overweight our value type factors. This weighting is based upon our rigorous analysis of the equity markets - we learn from the markets and set our weights accordingly. More than ever, the portfolio management team is focusing on midcap companies with clear and understandable earnings outlooks. We continue to search for firms offering good value, but also with some positive earnings dynamics. As for portfolio construction, we will continue to maintain our economic sector and capitalization neutral approach. We remain convinced that the midcap sector continues to offer investors attractive investment opportunities.


-------------------------------------- 5 ---------------------------------------

HARTFORD INVESTORS GROWTH HLS FUND (FORMERLY FORTIS INVESTORS GROWTH SERIES)
--------------------------------------------------------------------------------

Portfolio Manager

[STEPHEN PESEK PICTURE PHOTO]

STEPHEN PESEK
Senior Vice President
MFS

Performance Overview

[LINE CHART]

       Investors    S&P 500
       Growth IA     Index
         10000       10000
          9794        9773
         10357        9832
          8984        9063
          7141        7989
          7506        8456
          5891        7216
          6758        7989
          6575        8009
          5526        6937

AVERAGE ANNUAL RETURNS (Inception 5/1/2000)

                                                   1 YEAR               SINCE
                                                                      INCEPTION
Investors Growth IA                              -26.38%              -23.97%
S&P 500                                          -17.97%              -15.55%


The chart represents a hypothetical investment in the Hartford Investors Growth HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Q. How did the Fund perform?

Hartford Investors Growth HLS Fund returned -18.2% for the 6-months ended June 30, 2002. The Fund underperformed the S&P 500 Index, which returned -13.2% and overperformed the Lipper Large Cap Growth VA-UF Average, which returned -19.0% over the same period.

Q. Why did the Fund perform this way?

Speaking very broadly, we'd say adhering to our more conservative growth investment style kept us tilted away from the most aggressive growth sectors, which have experienced more weakness than the overall market. For example, we completely exited the utilities and communications sector earlier this year. Stocks in this group were hit hard in 2001 and have remained under severe pressure so far in 2002. We've also maintained our cautious stance on technology, consistent with our view that improvements here will likely take longer to materialize than elsewhere.

Our positioning among stocks in the leisure sector was an area of strength over the period, as leading media conglomerates benefited from an improved advertising environment. We believe this trend will strengthen in the coming quarters. Results were also solid in health care, where the portfolio has emphasized service providers over major pharmaceutical companies. Service providers, such as hospital group Tenet Healthcare Corp. (health services) and managed care leader United Health Group, Inc. (insurance), have experienced stronger pricing, lower costs, and a better reimbursement environment. We think drug companies, on the other hand, face potentially slower growth in the future due to limited new drug pipelines and patent expirations.

Our holding in Tyco International Ltd. (consumer non-durables) significantly underperformed. Waves of bad news concerning potential liquidity issues, a break-up plan that was later reversed, and the resignation of the CEO weighed very heavily on the stock. Amid the uncertainty, we reduced our exposure; still, the downdraft in this stock detracted meaningfully from performance.

Elsewhere, our low positions in consumer staples firms held back relative performance, as the sector did well over the period.

Q. What is your outlook for the remainder of 2002?

Investing in large-cap growth stocks has been challenging these past few years. Persistence weakness of corporate earnings has deflated future earnings expectations, stock valuations, and investor sentiment. We can't say with certainty when the current malaise will end, but we are beginning to see some companies raising their growth forecasts. Two years of cost cutting appears to be helping leaders in various industries derive higher operating earnings from subdued, but for the most part stable, revenue bases. We also believe that the stronger competitors are poised to emerge from the recent environment as solid leaders. We think a portfolio of companies with this profile--leaner and more stable operations and/or improving market share--may better navigate whatever waters lie ahead.


-------------------------------------- 6 ---------------------------------------

HARTFORD BLUE CHIP STOCK II HLS FUND (FORMERLY FORTIS BLUE CHIP STOCK SERIES II)
--------------------------------------------------------------------------------

Portfolio Managers

[MONIKA H. DEGAN & JONATHAN C. SCHOOLAR PICTURE PHOTO]

MONIKA H. DEGAN, CFA
Senior Portfolio Manager
AIM

JONATHAN C. SCHOOLAR, CFA
Senior Portfolio Manager
AIM

Performance Overview

[LINE CHART]

          Blue Chip      S&P 500
         Stock II IA      Index
            10000         10000
            10008          9928
             9898          9832
             8805          9063
             7063          7989
             7478          8456
             6066          7216
             6825          7989
             6709          8009
             5658          6937

AVERAGE ANNUAL RETURNS (Inception 5/1/2000)

                                                  1 YEAR                 SINCE
                                                                       INCEPTION
Blue Chip Stock II IA                            -24.34%              -23.13%
S&P 500 Index                                    -17.97%              -15.55%


The chart represents a hypothetical investment in the Hartford Blue Chip Stock II HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Q. How did the Fund perform?

Hartford Blue Chip Stock II HLS Fund returned -17.1% for the 6-months ended June 30, 2002. The Fund overperformed the Lipper Large Cap Growth VA-UF Average, which returned -19.0% and underperformed the S&P 500 Index, which returned -13.2% over the same period.

Q. Why did the Fund perform this way?

The Fund's underperformance relative to its benchmark was largely due to stock selection in the industrials and financials sectors. Stock selection and an underweight position in the consumer discretionary and consumer staples sectors also detracted from relative performance, while superior stock selection and an underweight position in telecommunication services and superior stock selection in the health care sector made positive contributions. Growth stocks remained out of favor during the first half of 2002 while value stocks continued to strongly outperform. Large cap growth stocks suffered the greatest losses, while small cap value-oriented stocks were the best performers for the period. The Fund's exposure to large-cap stocks had a negative impact on performance, as the average market capitalization of the Fund is approximately five times larger than that of the Russell 1000. However, we are starting to see signs of a reversal in the discrepancy between large and small/mid cap valuations, which should have a positive impact on future performance. During the first half of the year, portfolio managers remained diversified across all major sectors and continued to invest in long-term market leading companies within the Russell 1000 Index. As corporate earnings begin to increase again, and investor confidence grows, the underlying fundamentals of these high-quality companies should again make these attractive investments. While the near-term market has not favored the larger, high quality stocks owned in this Fund, over the long-term these companies are expected to be rewarded for remaining strong in a volatile economic environment.

Q. What is your outlook for the remainder of 2002?

Although the economic picture continues to brighten, reverberations from corporate accounting scandals may affect equity markets in the near term, and fears of terrorism along with the instability in the Middle East could linger as well. The GDP growth rate is projected to be relatively strong at levels between 2% and 3% for the second quarter, the long-term earnings outlook for corporations remains positive, and business spending should pick up later in the year. As such, the economic recovery is expected to persist through the second half of 2002, and the markets are projected to respond accordingly.

-------------------------------------- 7 ---------------------------------------

HARTFORD BLUE CHIP STOCK HLS FUND (FORMERLY FORTIS BLUE CHIP STOCK SERIES)
--------------------------------------------------------------------------------

Portfolio Manager

[LARRY J. PUGLIA PICTURE PHOTO]

LARRY J. PUGLIA, CFA, CPA
T. Rowe Price


Performance Overview

[LINE CHART]

       Blue Chip      S&P 500
       Stock IA        Index
         10000         10000
         11624         11490
         14763         15321
         18906         19697
         22664         23840
         22105         21670
         18919         19098
         15703         16587

AVERAGE ANNUAL RETURNS (Inception 5/1/1996)

                                               1 YEAR       5 YEARS       SINCE
                                                                       INCEPTION
Blue Chip Stock IA                            -20.78%       3.31%        7.59%
S&P 500 Index                                 -17.97        3.66%        8.55%


The chart represents a hypothetical investment in the Hartford Blue Chip Stock HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Q. How did the Fund perform?

Hartford Blue Chip Stock HLS Fund returned -17.0% for the 6-months ended June 30, 2002. The Fund overperformed the Lipper Large Cap Growth VA-UF Average, which returned -19.0% and underperformed the S&P 500 Index, which returned -13.2% over the same period.

Q. Why did the Fund perform this way?

Troubled by corporate scandal, weak earnings, and global instability, investors shunned growth investments for the 6-months ended June 30, 2002. In the second quarter especially, investors treated growth stocks very harshly as evidence of corporate wrongdoing mounted. Fairly or unfairly, large-cap stocks that had grown through acquisitions came under the most scrutiny and include many of the companies in the portfolio. Particularly difficult were those stocks where ethical breaches had definitively occurred: the CEO of Tyco International Ltd. was accused of tax fraud, and telecom WorldCom, Inc. announced the largest fraud in corporate history. Each of these stocks was held by the fund at one time or another, though we eliminated WorldCom, Inc. prior to its demise.

Financials, still the portfolio's largest sector exposure, were undermined by the scandals, and our specific holdings (including Merrill Lynch & Co., Inc., whose research came under fire during the period) did not fare well. Our health care holdings declined with the market but held up well relative to our peer group thanks to overweighted positions in services companies.

Q. What is your outlook for the remainder of 2002?

Despite reassurance from the Federal Reserve that the economic recovery is on target, the markets have not reacted in kind. With continual news of corporate improprieties and accounting speculation, the markets have been very volatile. However, concerns over the integrity of accounting methods or the quality of business models are not new. Especially in these difficult environments, we continue to focus on distinguishing between stocks suffering short-term setbacks and those facing long-term decline. We are committed to stocks where the fundamentals remain attractive, and we are likely to remain invested in a stock if our original analysis remains sound. Although market returns and our results have been disappointing, we believe our methodology is sound. We continue to focus on companies with durable, sustainable growth, and these growth companies could perform well once investor confidence improves.


-------------------------------------- 8 ---------------------------------------

HARTFORD VALUE OPPORTUNITIES HLS FUND (FORMERLY FORTIS VALUE SERIES)
--------------------------------------------------------------------------------

Portfolio Managers

JAMES H. AVERILL
Senior Vice President & Partner
Wellington Management Company, LLP

JAMES N. MORDY
Senior Vice President & Partner
Wellington Management Company, LLP

DAVID R. FASSNACHT, CFA
Senior Vice President, Partner
Wellington Management Company, LLP

Performance Overview

[LINE CHART]

        Value        Russell 3000     S&P Barra
     Opportunities   Value Index*    Value Index
         10000         10000         10000
         11149         11452         11351
         13962         15441         14753
         15309         17526         16919
         16680         18691         19070
         19764         20194         20004
         19261         19319         17666
         15963         18566         15995





AVERAGE ANNUAL RETURNS (Inception 5/1/1996)

                                               1 YEAR     5 YEARS         SINCE
                                                                          INCEPTION
Value Opportunities IA                        -21.87%       4.76%         7.88%
Russell 3000 Value                             -7.75%       6.67%        10.55%
S&P Barra Value                               -18.07%       3.88%         7.91%

The chart represents a hypothetical investment in the Hartford Value Opportunities HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares at the Fund's inception of 5/1/1996 would have been valued at $15,719 on 6/30/2002.

* The Fund has changed its benchmark from the S&P Barra Value Index to the Russell 3000 Value Index because the Russell 3000 Value Index is better suited for the investment strategy of the fund.



Q. How did the Fund perform?

Hartford Value Opportunities HLS Fund returned -17.1% for the 6-months ended June 30, 2002. The Fund underperformed the Russell 3000 Value Index, which returned -3.9% and the Lipper Multi Cap Value VA-UF Average, which returned -8.4% over the same period.

Q. Why did the Fund perform this way?

Hartford Value Opportunities HLS Fund underperformed the benchmark in the 6-month period primarily due to stock selection in the telecommunication services and consumer discretionary sectors. However, strong stock selection in the health care sector positively contributed to the performance in the Fund during this period. Top three contributors to the performance were Oxford Health Plans, Inc. (insurance), Toll Brothers, Inc. (construction) and RenaissanceRe Holdings, Ltd. (insurance). Three greatest detractors were WorldCom, Inc. (communications), Adelphia Communications Corp. (media & entertainment) and Tyco International Ltd. (consumer non-durables).

Q. What is your outlook for the remainder of 2002?

Economic conditions are improving. The manufacturing sector is in an accelerating mode. Orders and production are posting solid gains. Consumer spending remains steady, and importantly supported by an improving labor market. Profits are at an inflection point. Second half earnings comparisons will show strong positive growth from a year ago. As this earnings recovery gets underway, business investment will begin to recover. With all of this good news on the economy, why is the stock market so gloomy? There has indeed been a disconnect between Main Street and Wall Street. In our judgment, it is external factors that have shaken the equity market and investor confidence, namely the cascade of corporate accounting scandals and heightened geopolitical risk. We do not believe that the poor equity market performance will derail the economic recovery, though it will delay any interest rate rise contemplated by the Federal Reserve.


-------------------------------------- 9 ---------------------------------------

HARTFORD SMALL CAP VALUE HLS FUND (FORMERLY FORTIS SMALL CAP VALUE SERIES)
--------------------------------------------------------------------------------

Portfolio Managers

[BOB PERKINS PICTURE PHOTO]

BOB PERKINS
President and Chief
Investment Officer
Perkins,Wolf,
McDonnell & Company

[TOM PERKINS PICTURE PHOTO]

TOM PERKINS
Partner
Perkins,Wolf, McDonnell
& Company

Performance Overview

[LINE CHART]

       Small Cap      Russell 2000
       Value IA          Index
         10000           10000
          9452            8768
         10901           10632
         13844           10310
         16753           10567
         17032           10070

AVERAGE ANNUAL RETURNS (Inception 5/1/1998)

                                                 1 YEAR                 SINCE
                                                                      INCEPTION
Small Cap Value IA                               5.73%                 13.63%
Russell 2000                                    -8.59%                  0.17%


The chart represents a hypothetical investment in the Hartford Small Cap Value HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Q. How did the Fund perform?

Hartford Small Cap Value HLS Fund returned 1.7% for the 6-months ended June 30, 2002. The Fund underperformed both the Russell 2000 Value Index, which returned 7.3% and the Lipper Small Cap Value VA-UF Average, which returned 2.8% over the same period.

Q. Why did the Fund perform this way?

We attribute the Fund's relative underperformance to its overweighted position in technology companies. We continue to believe that the Fund's technology holdings (what we term "fallen growth" companies) exhibit the best risk/reward characteristics. With the benefit of hindsight, however, it is now clear to us that our purchases were premature, as the much-anticipated upturn has been delayed.

At the same time, the Fund has been underweighted in financial stocks relative to its benchmark. Though the sector was the Fund's largest weighting, its underweighting hurt performance; financial companies have posted steady returns this period. The Fund's energy holdings also performed poorly in the second quarter 2002, giving back some of the appreciation they experienced in the first three months of the year. We believe the long-term fundamentals of the Fund's energy holdings remain attractive, however, and we will add to positions on this weakness.

Q. What is your outlook for the remainder of 2002?

We continue to maintain a cautious stance in terms of the Fund's positioning. While the economy continues to recover, albeit at a slower pace than many investors had hoped for, the near-term "headline risk" continues to run high. With terrorism warnings, accounting scandals and high-profile corporate misconduct dominating the news headlines, we believe the current high market P/E ratio is at risk. In our opinion, earnings growth will most likely not be strong enough to generate a sustainable market rally. Further, although we were net buyers as stocks declined, we are continuing to maintain above-normal cash levels. We continue to believe that the most attractive long-term segment of the market is in small- and mid-cap stocks that are selling at below-average valuations or normalized earnings. While our overweighting of the technology sector was clearly premature, we continue to see the most compelling opportunities stemming from this group, and believe our patience will be rewarded over time.


------------------------------------- 10 ---------------------------------------

HARTFORD GLOBAL LEADERS HLS FUND
--------------------------------------------------------------------------------

Portfolio Management

[ANDREW S. OFFIT PICTURE PHOTO]

ANDREW S. OFFIT
Senior Vice President and Partner
Wellington Management Company, LLP

Performance Overview

[LINE CHART]

         Global       MSCI World
       Leaders IA       Index
         10000          10000
         13188          12122
         19830          15194
         18429          13231
         15373          11046
         14111          10095

AVERAGE ANNUAL RETURNS (Inception 9/30/1998)

                                                    1 YEAR               SINCE
                                                                       INCEPTION
Global Leaders IA                                  -12.97%                9.62%
MSCI World                                         -14.89%                0.25%


The chart represents a hypothetical investment in the Hartford Global Leaders HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in the Class IB shares at the Fund's inception of 9/30/1998 would have been valued at $14,016 on 6/30/2002.

Q. How did the Fund perform?

Hartford Global Leaders HLS Fund returned -8.2% for the 6-months ended June 30, 2002. The Fund outperformed the MSCI World Index, which returned -8.6%, but underperformed the Lipper Global Funds VA-UF Average, which returned -7.0% over the same period.

Q. Why did the Fund perform this way?

The Fund benefited from good stock selection in the consumer discretionary area, with holdings such as Peugeot Citroen S.A. (transportation) and Staples, Inc. (retail), and in the information technology sector, with holdings such as Samsung Electronics Co., Ltd. (electronics), Sony Corp. (electronics) and VeriSign, Inc. (software & services). The consumer discretionary sector has and should continue to benefit from the anticipated global economic recovery, as consumers regain confidence and accelerate their spending on non-essential items. Successful stock picking continues to be the primary focus of the market as well as of our process, rather than sector allocation.

Q. What is your outlook for the remainder of 2002?

Looking forward, we are optimistic about the balance of 2002. While rate cuts are likely a thing of the past, we expect to see strengthening economic growth. The markets have time on their side - as we move through 2002, current business trends should improve and comparisons will become easier.

As always, the market environment proves to be both interesting and challenging for global investors. As volatility can cause periods of dislocation, it is increasingly important to pay attention to fundamentals and valuation parameters. Over the long term, we will continue to seek outperformance by identifying the winning sectors and companies.


------------------------------------- 11 ---------------------------------------

HARTFORD INTERNATIONAL STOCK HLS FUND STOCK SERIES)
                                                  (FORMERLY FORTIS INTERNATIONAL
                                                       STOCK SERIES)
--------------------------------------------------------------------------------

Portfolio Managers

[HERBERT W. GULLQUIST PICTURE PHOTO]

HERBERT W. GULLQUIST
Chief Investment Officer
Lazard Asset Management

[JOHN R. REINSBERG PICTURE PHOTO]

JOHN R. REINSBERG
Managing Director
Lazard Asset Management

Performance Overview

[LINE CHART]

     International     MSCI EAFE
        Stock IA         Index
         10000           10000
         11435           11155
         13032           11865
         14594           12109
         16998           14571
         21077           18549
         19015           15960
         14419           12575
         14704           12403

AVERAGE ANNUAL RETURNS (Inception 1/3/1995)

                                        1 YEAR           5 YEARS         SINCE
                                                                       INCEPTION
International Stock IA                -10.50%            0.04%           5.28%
MSCI EAFE Index                        -9.21%           -1.26%           2.92%

The chart represents a hypothetical investment in the Hartford International Stock HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Q. How did the Fund perform?

Hartford International Stock HLS Fund returned 2.0% for the 6-months ended June 30, 2002. The Fund outperformed both the MSCI EAFE Index, which returned -1.4% and the Lipper International VA-UF Average, which returned -1.7% over the same period.

Q. Why did the Fund perform this way?

During the first quarter, the portfolio generated a modest gain and outperformed the MSCI EAFE Index; it was driven, in part, by the selection of stocks with strong financials. ABN AMRO Holdings N.V. (financial services) rose as its aggressive restructuring program began to yield benefits. The strong relative performance in financials was encouraging, since this group undermined the portfolio's returns in 2001. Our telecommunications holdings defended well amid sector weakness due to their solid valuation support. During the second quarter, the portfolio defended reasonably well in the decline due to our continued focus on solid valuation support, which was particularly beneficial in the hard hit telecommunications sector. One example, NTT DoCoMo, Inc. (communications), the Japanese telecommunications service provider managed modest gains amid dramatic weakness in the group, attributable to its very low valuation and an improvement in investor sentiment toward the company. Strong stock selection in energy was driven by gains in large, integrated European oil companies such as ENI S.p.A. (energy & services) and TotalFinaElf S.A., B Shares (energy & services), which benefited from their defensive stance in the marketplace. However, stock selection in finance was hurt by a decline in Abbey National PLC (financial services), a U.K. bank that made an announcement that higher loan losses would result in lower earnings than the previous year.

Q. What is your outlook for the remainder of 2002?

The sharp decline in the U.S. Dollar was notable, since it followed an extended period of consistent Dollar strength. Throughout the late `90s, the rising U.S. Dollar depressed returns from international investing for U.S.-based investors. The recent decline may represent a turning point for the Dollar; historically, when a currency establishes a clear trend it tends to persist. Consequently, with valuations at a significant discount to those in the U.S., a supportive global monetary policy, and currency movements now enhancing returns, we believe the outlook for international investing appears bright.


------------------------------------- 12 ---------------------------------------

HARTFORD GROWTH AND INCOME HLS FUND
--------------------------------------------------------------------------------

Portfolio Manager

[JAMES A. RULLO PICTURE PHOTO]

JAMES A. RULLO, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

Performance Overview

[LINE GRAPH]

      Growth and  S&P 500
      Income IA    Index
        10000      10000
        10406      10406
         9619       9371
        11905      11365
        12415      11931
        13373      12771
        12540      11974
        14503      13754
        13684      12503
        13353      11665
        12587      11021
        10482       9572

AVERAGE ANNUAL RETURNS (Inception 5/29/1998)

                                                     1 YEAR              SINCE
                                                                       INCEPTION
Growth and Income IA                                -21.50%               1.16%
S&P 500 Index                                       -17.97%              -1.07%

The chart represents a hypothetical investment in the Hartford Growth and Income HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in the Class IB shares at the Fund's inception of 5/29/1998 would have been valued at $10,392 on 6/30/2002.

Q. How did the Fund perform?

Hartford Growth and Income HLS Fund returned -16.7% for the 6-months ended June 30, 2002. The Fund underperformed the S&P 500 index, which returned -13.2% and the Lipper Large Cap Core VA-UF Average, which returned -14.1% over the same period.

Q. Why did the Fund perform this way?

The Fund underperformed the benchmark during the period primarily due to returns in the consumer discretionary, industrials, and telecommunications services sectors. Within media, the Fund's exposure to AOL Time Warner, Inc. (software & services) and Adelphia Communications Corp. (media & entertainment) negatively impacted performance. In industrials, the overweight position in Tyco International Ltd. (consumer non-durables) accounted for over half of the Fund's relative underperformance during the period. Also in industrials, holdings in WorldCom, Inc. (communications) detracted heavily from performance.


Q. What is your outlook for the remainder of 2002?

We believe that a key variable to the speed and magnitude of this recovery will be consumer spending, which accounts for almost 2/3 of the economic activity in the U.S. In the last year, the consumer has benefited from the strong housing market, tax cuts, and lower energy costs. For strong consumer demand to continue, job growth must continue to improve. We believe that corporate profit growth, another important variable in this economic recovery, will be stronger later this year and into 2003, and capital spending should then follow.


------------------------------------- 13 ---------------------------------------

HARTFORD INDEX HLS FUND
--------------------------------------------------------------------------------

Portfolio Manager

[RODGER METZGER PICTURE PHOTO]

RODGER METZGER
Vice President
Hartford Investment
Management Company

Performance Overview

[LINE CHART]

         Hartford Index
          HLS Fund IA          S&P 500 Index
             10000                10000
             10796                10834
             11780                11923
             11891                12080
             16237                16613
             19824                20421
             26288                27230
             33665                35007
             40563                42372
             36709                38515
             32189                33943
             27890                29480

AVERAGE ANNUAL RETURNS (Inception 5/1/1987)

                                        1 YEAR          5 YEARS         10 YEARS
Index IA                               -18.38%            3.19%          10.80%
S&P 500                                -17.97%            3.66%          11.42%


The chart represents a hypothetical investment in the Hartford Index HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares on 6/30/1992 would have been valued at $27,246 on 6/30/2002.


Q. How did the Fund perform?

Hartford Index HLS Fund returned -13.4% for the 6-months ending June 30,2002. The Fund underperformed its benchmark, the S&P 500 Index, which returned -13.2% and matched the Lipper S&P 500 Index Objective VA-UF Average, which returned -13.4% over the same period.

Q. Why did the Fund perform this way?

For the year, before expenses my fund was minus 5 basis points relative to the S&P 500 Index. All other underperformance would be attributed to expenses of one form or another.

The slight underperformance of the Fund versus the S&P 500 Index can be attributed to factors such as investing cashflows in an up market or divesting in a declining market and the implied yield in the short term market which can be lower than the implied yield in the S&P 500 stock index futures. The index is not subject to these market and trading costs (such as commission paid for executions).

Q. What is your outlook for the remainder of 2002?

Obviously the question of the day is what is next for the market. My answer lies somewhere in a discussion about the economy and market valuation. If the economy can begin to recover, we will be bailed out by increasing earning estimates and growth rates. My concern is that the consumer, which has done the majority of the spending will go into a savings mode because of the weak equity market.
This may delay the economic recovery which would cause analysts to reduce earnings for 2003 and temper any market rebound. Valuation remains a problem with the S&P 500 trading at a P/E multiple much higher than after a typical economic slowdown. In addition, concerns about gains (and losses) on net pension assets and the possibility of expensing stock options may push the "E" even lower than expected.


------------------------------------- 14 ---------------------------------------

HARTFORD AMERICAN LEADERS HLS FUND (FORMERLY FORTIS AMERICAN LEADERS SERIES)
--------------------------------------------------------------------------------

Portfolio Managers

[MICHAEL P. DONNELLY PICTURE PHOTO]

MICHAEL P. DONNELLY, CFA
Senior Vice President
Federated

[KEVIN R. MCCLOSKEY PICTURE PHOTO]

KEVIN R. MCCLOSKEY,
CFA
Vice President
Federated

Performance Overview

[LINE CHART]

       American         S&P Barra
      Leaders IA       Value Index
         10000            10000
          9778             9719
         10313            10367
         10485            10536
         10106             9849
         10591            10282
          9336             8617
         10120             9304
         10204             9427
          9230             8424

AVERAGE ANNUAL RETURNS (Inception 5/1/2000)

                                                    1 YEAR               SINCE
                                                                       INCEPTION
American Leaders IA                                -12.85%             -3.63%
S&P Barra Value Index                              -18.07%             -7.62%


The chart represents a hypothetical investment in the American Leaders HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Q. How did the Fund perform?

Hartford American Leaders HLS Fund returned -8.8% for the 6-months ended June 30, 2002. The Fund outperformed both the S&P 500 Index, which returned -13.2% and the S&P/Barra Value Index, which returned -9.5%, although underperformed the Lipper Multi Cap Value VA-UF Average, which returned -8.4 over the same period.

Q. Why did the Fund perform this way?

Positive influences on relative performance included an overweight position in energy and an underweight position in information technology. Other positive influences on relative performance were an overweight position and favorable security selection in the financials (Principal Financial Group (insurance) up 29%,Wachovia Corp. (banks) up 23% and Washington Mutual, Inc. (banks) up 15%) and favorable security selection in utilities (Cinergy Corp. up 11%, Entergy Corp. up 10% and FPL Group, Inc. up 9%) and communications (Verizon Communications, Inc. down 14%, BellSouth Corp. down 17% and SBC Communications, Inc. down 21%).

Negative influences on relative performance included an overweight position in communications and an overweight position and unfavorable security selection in industrials (Tyco International Ltd. (consumer non-durables) down 77%, Cendant Corp. (business services) down 19% and Waste Management, Inc. (utilities) down 18%). An underweight position and unfavorable security selection in consumer staples (Sara Lee Corp. (food, beverage & tobacco) down 6% and Philip Morris Cos., Inc. (food, beverage & tobacco) down 2%) also negatively influenced relative performance.

Q. What is your outlook for the remainder of 2002?

A fundamental tenet of equity investing is that over long periods of time, equity prices follow the trend in corporate profits. We believe the divergence between the strength in the U.S. economy and weakness in the equity markets will dissipate over the next year. Despite the bear market that information technology and telecommunication services stocks have experienced during the past two years, valuations still remain unappealing due to weakness in corporate capital spending and speculative business models. The S&P information technology sector still trades at a price-to-sales ratio almost 50% above its historical average, while telecommunication services companies, other than the regional Bell operating companies, have been shut out of the capital markets. We maintain an underweight position in the information technology sector emphasizing beaten-down leading companies that have historical support for valuation levels. Our valuation disciplines continue to emphasize health care and consumer discretionary companies, and we maintain an overweight position in health care, relative to our peers, as a result. Our strategy for the rest of the year is to utilize our investment process to seek out undervalued leading companies for addition to the portfolio and eliminate those with weakening fundamentals or overvaluation.


------------------------------------- 15 ---------------------------------------

HARTFORD GLOBAL EQUITY HLS FUND (FORMERLY FORTIS GLOBAL EQUITY SERIES)
--------------------------------------------------------------------------------

Portfolio Manager

[DAVID R. MANNHEIM PICTURE PHOTO]

DAVID R. MANNHEIM
Senior Vice President
MFS

Performance Overview

[LINE CHART]

        Global Equity IA    MSCI World Index
             10000                10000
             10167                10078
              9630                 9578
              9345                 8993
              9399                 7844
              8690                 8062
              7761                 6909
              8447                 7507
              8553                 7554
              8144                 6861

AVERAGE ANNUAL RETURNS (Inception 5/1/2000)

                                                   1 YEAR               SINCE
                                                                      INCEPTION
Global Equity IA                                   -6.29%              -9.05%
MSCI World Index                                  -14.89%             -15.97%


The chart represents a hypothetical investment in the Hartford Global Equity HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Q. How did the Fund perform?

Hartford Global Equity HLS Fund returned -3.6% for the 6-months ended June 30, 2002. The Fund overperformed both the Morgan Stanley Capital International
(MSCI) World Index, which returned -8.6% and the Lipper Global VA-UF Average, which returned -7.0% over the same period.

Q. Why did the Fund perform this way?

We think the main driver of our overperformance in light of the global economic slowdown, relative to our benchmark, was simply good stock picking based on fundamental research, particularly in the information technology, health care and industrials sectors. On a regional basis, we feel our analysts focused on Japan have added value by doing their own critical analysis and finding good companies in a tough environment. Although we outperformed our benchmark during the six-month period, the portfolio did have some underperforming holdings in the health care and consumer staples sectors.

Q. What is your outlook for the remainder of 2002?

The past several years have affected the Fund's style and strategy. We would say that what we're looking for has not changed, but we're finding it in different areas and our expectations are lower. What we have always tried to find are companies that we think will grow at above the market average over the long term, and that are selling at attractive discounts to similar companies and to the market.

What has changed is our definition of "above average" growth and where we're finding it. Market growth in the late 1990s, in terms of average corporate earnings per share (EPS) growth, was roughly in the mid teens, so we tried to find companies that were growing at rates in the high teens or greater. In many cases, that led us to companies in what Europeans refer to as "TMT": technology, media, and telecommunications.

Today, however, our view is that long-term corporate earnings growth in the world's markets will be more on the order of 8% to 10% annually for the foreseeable future. Growth rates in the low teens would be above average. Our search for that above-average growth has led us to different companies and industries than it did four or five years ago. Our increased portfolio weightings in areas such as consumer staples and health care, although they might seem like defensive positioning in a tough market, actually represent companies that we think may grow at above-average rates over a period of several years. Conversely, we're finding less opportunity in the high-growth areas of the 1990s, such as technology and telecom, so our concentrations in those areas have fallen.


------------------------------------- 16 ---------------------------------------

HARTFORD INTERNATIONAL STOCK II HLS FUND (FORMERLY FORTIS INTERNATIONAL STOCK
                                         SERIES II)
--------------------------------------------------------------------------------

T. Rowe Price International Management Team

JOHN R. FORD, CFA
Senior Portfolio Manager


Management Team

FRANCES DYDASCO
Portfolio Manager

JAMES B.M. SEDDAN
Portfolio Manager

MARK BICKFORD-SMITH
Portfolio Manager

DAVID J.L.WARREN
Portfolio Manager

Performance Overview

[LINE GRAPH]

      International      MSCI EAFE
       Stock II IA         Index
          10000            10000
          11747            11155
          13241            11865
          15031            12109
          17437            14571
          17285            18549
          15872            15960
          12464            12575
          12123            12403

AVERAGE ANNUAL RETURNS (Inception 1/3/1995)

                                         1 YEAR       5 YEARS          SINCE
                                                                     INCEPTION
International Stock II IA                -9.66%        -3.34%          2.60%
MSCI EAFE Index                          -9.21%        -1.26%          2.92%


The chart represents a hypothetical investment in the Hartford International Stock II HLS Fund. (The cumulative returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Q. How did the Fund perform?

Hartford International Stock II HLS Fund returned -2.7% for the 6-months ended June 30, 2002. The Fund underperformed both the MSCI EAFE Index, which returned -1.4% and the Lipper Global Flexible VA-UF Average, which returned -2.5% over the same period.

Q. Why did the Fund perform this way?

The Fund's bias toward growth stocks impaired relative results, and both country weightings and stock selection within countries had a negative impact.

Underweighting Japan was the biggest negative. Stock selection was negative in many markets, including the Netherlands (ASML Holding N.V., Koninklijke Philips Electronics N.V.), Singapore (Flextronics International Ltd.), United States of America (Celestica, Inc.), and Finland (Nokia Oyi), where our technology holdings underperformed in an environment favoring defensive and value stocks. This was offset by positive returns in countries such as France and Sweden.

From a sector perspective, overweighting media, technology, and telecoms, as well as underweighting materials and utilities, hurt returns. Within sectors, stock selection was mostly a strong positive. Your portfolio's holdings in media, such as Reed Elsevier N.V., added considerable value relative to the benchmark, and there were also positives in technology (Samsung Electronics Co., Ltd.), banks (BNP Paribas S.A.), and telecoms (SK Telecom Co., Ltd.).

Q. What is your outlook for the remainder of 2002?

Valuations around the world are reasonable but not at historical lows. Some of the traditional growth sectors look quite depressed, while many cyclical and defensive sectors are no longer undervalued. Regionally, Europe and various emerging markets offer the best prospects. All in all, we are sanguine about the prospects for reasonable stock market returns in coming months.

------------------------------------- 17 ---------------------------------------

HARTFORD ADVISERS HLS FUND
--------------------------------------------------------------------------------

Portfolio Managers


[RAND L. ALEXANDER PICTURE PHOTO]

RAND L. ALEXANDER, CFA
Senior Vice President,Partner
Wellington Management
Company, LLP

[PAUL D. KAPLAN PICTURE PHOTO]

PAUL D. KAPLAN
Senior Vice President, Partner
Wellington Management
Company, LLP

Performance Overview

[LINE GRAPH]

                                       Lehman
                                      Brothers
                                    Govt./Credit
                         S&P 500        Bond
         Advisers IA      Index         Index
            10000         10000         10000
            10800         10834         10457
            12123         11923         11476
            11792         12080         11141
            15133         16613         13200
            17644         20421         13677
            21967         27230         15002
            27383         35007         16303
            30282         42372         16167
            30056         38515         18048
            28661         33943         19568
            25814         29480         20310

AVERAGE ANNUAL RETURNS (Inception 3/31/1983)

                                            1 YEAR       5 YEAR         10 YEAR
Advisers IA                                -10.84%        4.75%           9.95%
S&P 500 Index                              -17.97%        3.66%          11.42%
Lehman Brothers Govt./Credit                 9.62%        7.57%           7.34%

The chart represents a hypothetical investment in the Hartford Advisers HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares on 6/30/1992 would have been valued at $25,240 on 6/30/2002.


Q. How did the Fund perform?

Hartford Advisers HLS Fund returned -9.9% for the 6-months ended June 30, 2002. The Fund underperformed both the Lipper Flexible VA-UF Average, which returned -6.4% and the Composite Index (S&P 500 55%, Lehman Brothers Government Credit Bond Index 35%, and 90 day Treasury Bills 10%), which returned -6.1% over the same period.

Q. Why did the Fund perform this way?

Like the stock market, the bond market has been seeing ongoing weakness resulting from the continuing disclosure of corporate accounting and earnings questions. The negative environment has permitted the yields of U.S.Treasury securities to decline once again as investors seek a safe haven. Short- and intermediate-term Treasury yields have declined most sharply with the yields of longer dated Treasuries lagging. This pattern is perfectly consistent with the "safe haven" behavior of investors. The liquidity of the corporate bond market remains poor, particularly for those bonds where some questions on management or accounting behavior have arisen. Selling these bonds is very expensive. The mortgage sector has remained very strong, largely due to the negative environment in the corporate sector. Mortgage-backed securities insured or guaranteed by an agency of the U.S. Government appeal to investors due to the attractive yield spreads and because they are perceived to be free of the possibility of accounting scandal. Although this negative sentiment will end at some point, it is difficult to know when the end will occur. We therefore have assumed a somewhat more conservative asset allocation position and will look for a better opportunity to add to stocks when it appears that the economy is once again going to be the primary determinant of equity performance.

Q. What is your outlook for the remainder of 2002?

Going forward, there are some positives on the horizon. Interest rates are low and should remain low for the next three to six months at least. The economy in the U.S. is growing, although the pace has moderated from that of the first quarter. The accounting issues and corporate governance concerns should be addressed quite rapidly by most companies, hopefully helping to restore confidence in the system. The weak dollar should help U.S. multinationals grow revenues. And finally, valuations look quite reasonable unless earnings growth stalls over the next six months. So, while this has been a severely disappointing period for all investors, we see some reasons to be hopeful about the future.

------------------------------------- 18 ---------------------------------------

HARTFORD HIGH YIELD HLS FUND
--------------------------------------------------------------------------------


Portfolio Manager

[ALISON D. GRANGER PICTURE PHOTO]

ALISON D. GRANGER, CFA
Senior Vice President
Hartford Investment
Management Company

Performance Overview

[LINE GRAPH]

                               Lehman
                              Brothers
                                High
                               Yield
                High         Corporate
              Yield IA         Index
               10000           10000
               10368           10213
               10856           10457
               10968            9844
               11263           10363
               10409            9862

AVERAGE ANNUAL RETURNS (Inception 9/30/1998)

                                                    1 YEAR              SINCE
                                                                      INCEPTION
High Yield IA                                       -5.53%                1.07%
Lehman Brothers High Yield Corporate                -3.60%               -0.37%


The chart represents a hypothetical investment in the Hartford High Yield HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in the Class IB shares at the Fund's inception of 9/30/1998 would have been valued at $10,335 on 6/30/2002.


Q. How did the Fund perform?

Hartford High Yield HLS Fund returned -7.6% for the 6-months ended June 30, 2002. The Fund underpeformed both the Lehman Brothers High Yield Corporate Bond Index, which returned -4.8% and the Lipper High Current Yield VA-UF Average, which returned -3.5% over the same period.

Q. Why did the Fund perform this way?

Fund performance was aided by the increased exposure to bonds issued by companies in the chemical, metals and mining, paper, and oil and gas producer industries, as the market anticipated further economic growth. The Fund also benefited from its underweight to wireless telecommunications and cable companies, as weakness dominated these industries due to investor concerns that industry indebtedness is too high. The Fund's overweight in technology-related issues at the expense of lower-yielding gaming and lodging issuers were the principal sources of underperformance.

Q. What is your outlook for the remainder of 2002?

We will emphasize the Fund's holdings in industries and issuers with a high likelihood of improved cashflow and an emphasis on balance sheet repair, where their bond valuations do not yet reflect this potential. While our views are admittedly controversial, we believe that the valuations of select communications-related issues possess this profile. Apart from communications, opportunities remain in a variety of basic industry cyclical issues. The Fund remains underweighted to consumer cyclical industries such as retail, gaming, lodging, and homebuilding. These issues offer low-yielding investments relative to other alternatives. Recent relative weakness in consumer confidence indicates to us that future results may not be as positive as past results have been. We do not believe that the highly-leveraged, albeit resilient, U.S. consumer will provide a source of significant growth to the U.S. economic recovery.

------------------------------------- 19 ---------------------------------------

HARTFORD MULTI SECTOR BOND HLS FUND (FORMERLY FORTIS MULTI SECTOR BOND SERIES)
--------------------------------------------------------------------------------

Portfolio Managers


[ROBERT G. ALLEY PICTURE PHOTO]

ROBERT G. ALLEY
Senior Portfolio Manager,
AIM

[JAN H. FRIEDLI PICTURE PHOTO]

JAN H. FRIEDLI
Senior Portfolio Manager,
AIM

[CAROLYN L. GIBBS PICTURE PHOTO]

CAROLYN L. GIBBS
Senior Portfolio Manager,
AIM

Performance Overview

[LINE CHART]

                          Lehman
                         Brothers
                        Aggregate
         MultiSector      Bond
           Bond IA        Index
            10000         10000
            11914         11864
            12310         12292
            12327         13483
            13990         14652
            12937         14531
            13490         16221
            14242         17587
            14248         18254

AVERAGE ANNUAL RETURNS (Inception 1/3/1995)

                                         1 YEAR         5 YEARS         SINCE
                                                                      INCEPTION
MultiSector Bond IA                       2.88%          3.35%           4.84%
Lehman Brothers Aggregate Bond            8.62%          7.57%           8.36%


The chart represents a hypothetical investment in the Hartford Multi Sector Bond HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Q. How did the Fund perform?

Hartford Multi Sector Bond HLS Fund returned 0.04% for the 6-month ended June 30, 2002. The Fund underperformed both the Lehman Aggregate Bond Index, which returned 3.8% and the Lipper Corporate Debt BBB Rated VA-UF Average, which returned 2.1% over the same period.

Q. Why did the Fund perform this way?

The Fund's underperformance relative to the Lehman Aggregate Bond Index was largely caused by its heavy exposure to Corporate Bonds, which did not perform as well as the other sectors within the benchmark index. Government, Agency, and Mortgage Bonds were the best performing sectors during the first half of the year, while High Yield Bonds also detracted from the Fund's relative performance. Fund managers continue to emphasize thorough credit research, which involves looking at the current financial health of companies as well as their ability to weather various parts of market cycles. Additionally, managers continue to emphasize risk management through diversification across credit quality, industry, and companies.

Q. What is your outlook for the remainder of 2002?

Despite the recent divergence between the economy and the financial markets, the overall outlook is encouraging. Inflation remains under control, which will allow the Fed to continue its focus on stimulating the economy, and GDP growth is estimated to be moderate in the second quarter at a level between 2% and 3%. Some economists predict that the Fed will remain on the sidelines, leaving interest rates unchanged, at least until November and perhaps until the first quarter of 2003. Such a development could be favorable for the Fund, since bond funds tend to benefit from stable, moderate growth. The housing sector continues to expand due to the favorable interest rate environment, and the long-term earnings outlook for corporations remains positive. Although the markets may struggle in the near term, the economic recovery is expected to continue through the second half of 2002 with the markets projected to respond accordingly.


------------------------------------- 20 ---------------------------------------

HARTFORD BOND HLS FUND
--------------------------------------------------------------------------------

Portfolio Manager

[ALISON D. GRANGER PICTURE PHOTO]

ALISON D. GRANGER, CFA
Senior Vice President
Hartford Investment
Management Company

Performance Overview

[LINE CHART]

                        Lehman
                       Brothers
                         U.S.           Lehman
                      Aggregate        Brothers
                         Bond        Govt./Credit
        Bond IA         Index*        Bond Index
         10000          10000            10000
         10335          10457            10497
         11392          11476            11655
         10942          11141            11246
         12965          13200            13410
         13422          13677            13799
         14946          15002            15146
         16163          16303            16580
         15837          16167            16224
         17736          18048            18147
         19275          19568            19690
         19760          20310            20333

AVERAGE ANNUAL RETURNS (Inception 8/31/1977)

                                            1 YEAR      5 YEARS        10 YEARS
Bond IA                                     7.70%        7.26%            7.05%
Lehman Aggregate Bond                       8.62%        7.57%            7.34%
Lehman Brothers Govt./Credit Bond Index     8.25%        7.48%            7.35%

The chart represents a hypothetical investment in the Hartford Bond HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares since 6/30/1992 would have been valued at $19,326 on 6/30/2002.

*   The Fund has changed its benchmark from the Lehman Brothers
    Government/Credit Bond Index to the Lehman Brothers U.S.Aggregate Bond Index because the Lehman Brothers U.S.Aggregate Bond Index is better suited for the investment strategy of the fund.

Q. How did the Fund perform?

Hartford Bond HLS Fund returned 2.5% for the 6-months ended June 30, 2002. The Fund overperformed the Lipper Corporate Debt BBB Rated VA-UF Average, which returned 2.1% and underperformed the Lehman Brothers Aggregate Bond Index, which returned 3.8% over the same period.

Q. Why did the Fund perform this way?

The Fund benefited from its overweight to economically-sensitive corporate bonds in the mining, paper, chemical, and oil and gas industries. The Fund's underweight to U.S.Treasuries combined with the inclusion of some Treasury Inflation Protected Securities (TIPS) also contributed positively to returns. The Fund's position in euro-denominated European government short-maturity Treasuries aided performance as these issues yield significantly more than equivalent maturity U.S.Treasury issues.

The principal source that dragged on the Fund's performance, in spite of their attractive yield, was its holdings in high yield corporate bonds (including telecommunications).

Q. What is your outlook for the remainder of 2002?

In spite of the negative sentiment swirling around the corporate bond market, we are seeing signs that certain corporations are focusing on reducing leverage and improving their financial flexibility. Within corporates, Fund holdings particularly emphasize select telecommunications and technology issues, as well as basic industry cyclicals such as chemicals and metals and mining. We are de-emphasizing finance and consumer-sensitive securities, as we do not expect the consumer to lead the way toward higher economic growth. While the Fund is slightly underweighted to mortgages relative to its benchmark index, we have increased the Fund weighting to passthrough issues over the course of the quarter, having sold lower-yielding Treasuries to do so.

------------------------------------- 21 ---------------------------------------

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND (FORMERLY FORTIS U.S. GOVERNMENT
                                              SECURITIES SERIES)
--------------------------------------------------------------------------------

Portfolio Manager

[PETER PEROTTI PICTURE PHOTO]

PETER PEROTTI, CFA
Senior Vice President
Hartford Investment
Management Company

Performance Overview

[LINE GRAPH]

                           Lehman
           U.S.           Brothers
        Government      Intermediate
        Securities       Govt. Bond
            IA             Index
           10000           10000
           10395           10403
           11377           11254
           10645           11058
           12644           12653
           12923           13166
           14097           14183
           15348           15384
           15051           15461
           16828           17079
           18091           18518
           18850           19183

AVERAGE ANNUAL RETURNS (Inception 3/24/1987)

                                              1 YEAR        5 YEAR      10 YEAR
U.S. Government Securities IA                 9.11%         7.23%        6.54%
Lehman Brothers Intermediate Govt. Bond       8.60%         7.23%        6.73%


The chart represents a hypothetical investment in the Hartford U.S. Government Securities HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares on 6/30/1992 would have been valued at $18,388 on 6/30/2002.

Q. How did the Fund perform?

Hartford U.S. Government Securities HLS Fund returned 4.2% for the 6-months ended June 30, 2002. The Fund overperformed the Lipper General U.S. Government VA-UF Average, which returned 4.0% and underperformed the Lehman Brothers Intermediate Government Bond Index, which returned 4.5% over the same period.

Q. Why did the Fund perform this way?

The economy appears to be on a path to recovery with the manufacturing sector showing signs of turning up and the consumer remaining resilient. Alan Greenspan and the Federal Open Market Committee continue to voice their belief in a pickup in growth with contained inflation. However, the markets remain focused on equity valuations and corporate scandals. The concerns about corporate credibility have increased questions about the speed and sustainability of an economic recovery.

Mortgage-backed securities and agencies continue to perform well in this environment due to the fact they offer high yields and a safe haven from corporate credit concerns. Prepayments remain below the peaks of last fall, aiding the performance of the mortgage sector. The Mortgage market has outpaced comparable duration Treasuries by over one and a quarter percent for the year, with the agency market beating treasuries by half a percent.

The Fund's performance benefited from having a significant holding in agency-backed mortgage pass-through securities, which have performed very well throughout the year. The Fund's position in Treasury Inflation Indexed Securities, which offer good long-term value to a high quality fund also did well.

Q. What is your outlook for the remainder of 2002?

The economy appears to be on much better footing, although the power and sustainability of growth remains in question. Consumer spending has remained robust as strong discounting in autos and low mortgages rates have increased spending through the economic downturn. Manufacturing has turned up, but much of it is driven by the draw down in inventory, rather than a strong pick-up in final demand. However, the lack of confidence in corporate leadership and the falling stock market has driven interest rates lower, and is likely to remain the near term focus. Demand for fixed income securities is likely to remain robust over the near term.

Although we believe rates will move higher over the course of the year, the weak equity market is likely to keep interest rates lower over the near term. At current market level, the price upside of the mortgage sector is limited, but attractive yields and high credit quality will keep demand strong. With the steep Treasury yield curve, and a potential for a drop in implied volatility, mortgages should continue to perform well. We will continue to add to mortgages backed by 30-year collateral, which is the best place within the sector to express the above view. We will also continue to add Treasuries to the Fund to help mitigate the refinancing risk of the mortgages, and maintain price upside if rates continue to drop in the near term.

------------------------------------- 22 ---------------------------------------

 HARTFORD SMALLCAP GROWTH HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                     MARKET
 SHARES                                                                              VALUE
---------                                                                           --------
COMMON STOCKS -- 98.3%
            APPAREL & TEXTILE -- 1.2%
     *44    Columbia Sportswear Co. ..............................................  $  1,408
     *45    Genesco, Inc. ........................................................     1,105
                                                                                    --------

                                                                                       2,513
                                                                                    --------

            BANKS -- 5.2%
      48    Citizens Banking Corp. ...............................................     1,382
    *@@0    Columbia Banking Systems, Inc. .......................................         0
      23    Downey Financial Corp. ...............................................     1,064
      35    FNB Corp. ............................................................       975
      *4    Financial Federal Corp. ..............................................       119
       8    Hancock Holding Co. ..................................................       532
      68    Metris Cos., Inc. ....................................................       563
    *188    NetBank, Inc. ........................................................     2,187
      37    People's Bank.........................................................       969
      39    Staten Island Bancorp, Inc. ..........................................       739
      86    Sky Financial Group, Inc. ............................................     1,821
      24    Whitney Holding Corp. ................................................       738
                                                                                    --------

                                                                                      11,089
                                                                                    --------

            BUSINESS SERVICES -- 3.1%
     *83    PRG-Schultz International, Inc. ......................................     1,018
     *55    Per-Se Technologies, Inc. ............................................       504
     *77    Right Management Consultants..........................................     2,015
    *317    UnitedGlobalCom, Inc., Class A........................................       871
      23    Viad Corp. ...........................................................       606
     *46    Watson Wyatt & Co. Holdings...........................................     1,119
     *58    eFunds Corp. .........................................................       554
                                                                                    --------

                                                                                       6,687
                                                                                    --------

            CHEMICALS -- 1.1%
      17    Cambrex Corp. ........................................................       694
     126    Crompton Corp. .......................................................     1,608
                                                                                    --------

                                                                                       2,302
                                                                                    --------

            COMMUNICATIONS -- 3.0%
     *35    Arris Group, Inc. ....................................................       153
    *279    Harmonic, Inc. .......................................................     1,020
     *47    IDT Corp. ............................................................       763
     *58    IDT Corp..............................................................       980
     *86    Powerwave Technologies, Inc. .........................................       783
     *62    REMEC, Inc. ..........................................................       349
    *113    Tekelec...............................................................       911
    *209    TeleCommunication Systems, Inc. ......................................       418
    *178    US Unwired Inc. ......................................................       500
    *421    Visual Networks, Inc. ................................................       598
                                                                                    --------

                                                                                       6,475
                                                                                    --------

            COMPUTERS & OFFICE EQUIPMENT -- 2.7%
     *36    Black Box Corp. ......................................................     1,462
    *134    Cirrus Logic, Inc. ...................................................     1,004
    *300    Maxtor Corp. .........................................................     1,354
     *56    SanDisk Corp. ........................................................       699
    *346    Western Digital Corp. ................................................     1,124
                                                                                    --------

                                                                                       5,643
                                                                                    --------

            CONSTRUCTION -- 1.1%
      11    Granite Construction, Inc. ...........................................       288
     *36    Jacobs Engineering Group, Inc. .......................................     1,245
     *24    MAXIMUS, Inc. ........................................................       773
                                                                                    --------

                                                                                       2,306
                                                                                    --------

                                                                                     MARKET
 SHARES                                                                              VALUE
---------                                                                           --------
            CONSUMER DURABLES -- 2.1%
     *31    Cabot Microelectronics Corp. .........................................  $  1,316
     *68    Furniture Brands International, Inc. .................................     2,057
    *290    Sycamore Networks, Inc. ..............................................     1,119
                                                                                    --------
                                                                                       4,492
                                                                                    --------

            CONSUMER NON-DURABLES -- 1.3%
      65    Callaway Golf Co. ....................................................     1,031
     *44    Hain Celestial Group, Inc. ...........................................       808
     *32    Nautilus Group, Inc. .................................................       988
                                                                                    --------
                                                                                       2,827
                                                                                    --------

            CONSUMER SERVICES -- 0.6%
     *63    Prepaid Legal Services, Inc. .........................................     1,250
                                                                                    --------

            DRUGS -- 6.0%
     *73    Abgenix, Inc. ........................................................       713
     *92    Cubist Pharmaceuticals, Inc. .........................................       869
    *177    Genzyme Molecular Oncology............................................       447
    *109    Guilford Pharmaceuticals, Inc. .......................................       821
     *47    Ilex Oncology, Inc. ..................................................       655
     *64    NPS Pharmaceuticals, Inc. ............................................       973
     *19    Neurocrine Biosciences, Inc. .........................................       556
     *46    OSI Pharmaceuticals, Inc. ............................................     1,098
    *110    Perrigo Co. ..........................................................     1,424
    *232    Praecis Pharmacueticals, Inc. ........................................       808
     *87    SangStat Medical Corp. ...............................................     1,988
    *383    Triangle Pharmaceuticals, Inc. .......................................     1,037
     *84    Vertex Pharmaceuticals, Inc. .........................................     1,369
     *43    ViroPharma, Inc. .....................................................        62
                                                                                    --------
                                                                                      12,820
                                                                                    --------

            EDUCATION -- 1.0%
     *97    ITT Educational Services, Inc. .......................................     2,123
                                                                                    --------

            ELECTRICAL EQUIPMENT -- 5.0%
    *282    Aclara Biosciences, Inc. .............................................       485
     *69    Credence Systems Corp. ...............................................     1,217
     *40    FLIR Systems, Inc. ...................................................     1,687
     *56    Fisher Scientific International.......................................     1,571
    *144    Molecular Devices Corp. ..............................................     2,554
      21    Roper Industries, Inc. ...............................................       794
     *55    Therma-Wave, Inc. ....................................................       625
     *76    Veeco Instruments, Inc. ..............................................     1,766
                                                                                    --------
                                                                                      10,699
                                                                                    --------

            ELECTRONICS -- 6.1%
     *29    ATMI, Inc. ...........................................................       642
     *49    Actel Corp. ..........................................................     1,019
     *92    Aeroflex, Inc. .......................................................       638
     *28    Benchmark Electronics, Inc. ..........................................       815
     *44    Cymer, Inc. ..........................................................     1,524
     *37    DuPont Photomasks, Inc. ..............................................     1,215

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALLCAP GROWTH HLS FUND

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                     MARKET
 SHARES                                                                              VALUE
---------                                                                           --------
COMMON STOCKS -- (CONTINUED)
            ELECTRONICS -- (CONTINUED)
      38    Helix Technology Corp. ...............................................  $    775
    *452    MRV Communications, Inc. .............................................       692
    *164    Manufacturers' Services Ltd. .........................................       793
    *105    Mattson Technology, Inc. .............................................       484
     *21    Moog, Inc. ...........................................................       888
     *24    Rayovac Corp. ........................................................       435
    *244    SpeedFam-IPEC, Inc. ..................................................     1,276
    *266    Stratos Lightwave, Inc. ..............................................       426
     *38    Varian Semiconductor Equipment
              Associates, Inc. ...................................................     1,279
                                                                                    --------
                                                                                      12,901
                                                                                    --------

                                                                                     MARKET
 SHARES                                                                              VALUE
---------                                                                           --------
            ENERGY & SERVICES -- 4.4%
      95    Cabot Oil & Gas Corp. ................................................  $  2,159
    *156    Chesapeake Energy Corp. ..............................................     1,123
      75    Patina Oil & Gas Corp. ...............................................     2,054
     *96    Unit Corp. ...........................................................     1,666
     *85    Veritas DGC, Inc. ....................................................     1,071
      60    XTO Energy, Inc. .....................................................     1,226
                                                                                    --------
                                                                                       9,299
                                                                                    --------

            FINANCIAL SERVICES -- 4.2%
      38    Arden Realty, Inc. ...................................................     1,067
      35    Camden Property Trust.................................................     1,292
      20    Chelsea Property Group, Inc. .........................................       669
      28    Cousins Properties, Inc. .............................................       696
     *74    Investment Technology Group, Inc. ....................................     2,412
      39    Jefferies Group, Inc. ................................................     1,629
      27    PS Business Parks, Inc. ..............................................       954
                                                                                    --------
                                                                                       8,719
                                                                                    --------

            FOOD, BEVERAGE & TOBACCO -- 1.6%
     *40    Constellation Brands, Inc. ...........................................     1,293
      93    Sensient Technologies Corp. ..........................................     2,124
                                                                                    --------
                                                                                       3,417
                                                                                    --------

            FOREST & PAPER PRODUCTS -- 0.2%
      21    Schweitzer-Mauduit International, Inc. ...............................       512
                                                                                    --------

            HEALTH SERVICES -- 4.0%
     *66    Coventry Health Care, Inc. ...........................................     1,873
     *79    Edwards Lifesciences Corp. ...........................................     1,837
     *92    MedCath Corp. ........................................................     1,566
    *100    Varian, Inc. .........................................................     3,308
                                                                                    --------
                                                                                       8,584
                                                                                    --------

            INSURANCE -- 2.7%
     *58    Amerigroup Corp. .....................................................     1,577
     *74    Clark/Bardes, Inc. ...................................................     1,690
      84    Reinsurance Group of America, Inc. ...................................     2,573
                                                                                    --------
                                                                                       5,840
                                                                                    --------

            MACHINERY -- 0.7%
     *63    Axcelis Technologies, Inc. ...........................................       710
     *43    Ultratech Stepper, Inc. ..............................................       693
                                                                                    --------
                                                                                       1,403
                                                                                    --------

            MEDIA & ENTERTAINMENT -- 3.6%
    *162    Argosy Gaming Co. ....................................................     4,598
     *55    Beasley Broadcast Group, Inc. ADR.....................................       804
     *49    Hollywood Entertainment Corp. ........................................     1,022
    *306    Hollywood Media Corp. ................................................       609
      20    Lee Enterprises, Inc. ................................................       683
                                                                                    --------
                                                                                       7,716
                                                                                    --------

            MEDICAL INSTRUMENTS & SUPPLIES -- 3.9%
     *44    Ocular Sciences, Inc. ................................................     1,174
      91    Owens & Minor, Inc. ..................................................     1,788
     *70    PolyMedica Corp. .....................................................     1,790
     *74    Respironics, Inc. ....................................................     2,527
     *58    Viasys Healthcare, Inc. ..............................................     1,008
                                                                                    --------
                                                                                       8,287
                                                                                    --------

            METALS, MINERALS & MINING -- 2.7%
     114    General Cable Corp. ..................................................       717
    *135    Global Power Equipment Group, Inc. ...................................     1,337
     *49    Shaw Group, Inc. (The)................................................     1,489
    *133    Stillwater Mining Co. ................................................     2,159
                                                                                    --------
                                                                                       5,702
                                                                                    --------

            REAL ESTATE -- 0.4%
      41    Reckson Associates Realty Corp. (REIT)................................     1,008
                                                                                    --------

            RESEARCH & TESTING FACILITIES -- 5.1%
    *127    Amylin Pharmaceuticals, Inc. .........................................     1,392
     *66    CV Therapeutics, Inc. ................................................     1,221
     *21    Cephalon, Inc. .......................................................       954
    *267    Ciphergen Biosystems, Inc. ...........................................       979
     *41    Gene Logic, Inc. .....................................................       568
    *214    Genzyme Corp.-Genzyme
              Biosurgery Division ................................................       971
    *205    Incyte Genomics, Inc. ................................................     1,487
     *45    Neurogen Corp. .......................................................       523
     *82    Pharmacopeia, Inc. ...................................................       702
     *80    Regeneron Pharmeceuticals, Inc. ......................................     1,162
    *262    Sequenom, Inc. .......................................................       925
                                                                                    --------
                                                                                      10,884
                                                                                    --------

            RETAIL -- 8.3%
     *98    AFC Enterprises, Inc. ................................................     3,053
     *23    CEC Entertaining, Inc. ...............................................       962
     *46    Chico's FAS, Inc. ....................................................     1,669
     *66    Hot Topic, Inc. ......................................................     1,755
     *62    J Jill Group, Inc. (The)..............................................     2,338
     *26    O'Reilly Automotive, Inc. ............................................       706
     *24    Pacific Sunwear of California, Inc. ..................................       541
     *49    RARE Hospitality International, Inc. .................................     1,327
     *62    Too, Inc. ............................................................     1,922
    *122    Tweeter Home Entertainment Group, Inc. ...............................     1,990
     *55    Ultimate Electronics, Inc. ...........................................     1,433
                                                                                    --------
                                                                                      17,696
                                                                                    --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                                     MARKET
 SHARES                                                                              VALUE
---------                                                                           --------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- (CONTINUED)
Rubber & Plastics Products -- 0.8%
     *28    Reebok International Ltd. ............................................  $    838
    *103    Vans, Inc. ...........................................................       840
                                                                                    --------
                                                                                       1,678
                                                                                    --------
            SOFTWARE & SERVICES -- 10.7%
     *28    Activision, Inc. .....................................................       809
    *163    Actuate Corp. ........................................................       731
     *99    Agile Software Corp. .................................................       718
     *39    CSG Systems International, Inc. ......................................       750
     *38    Caminus Corp. ........................................................       222
     *33    CheckFree Corp. ......................................................       508
     *11    Cognizant Technology Solutions Corp. .................................       575
     *87    Documentum, Inc. .....................................................     1,042
     *93    Electronics for Imaging, Inc. ........................................     1,484
     *78    Filenet Corp. ........................................................     1,130
    *191    Gartner Group, Inc., Class A..........................................     1,932
    *204    IDX Systems Corp. ....................................................     2,657
     *27    Intrado, Inc. ........................................................       527
     *36    Kronos, Inc. .........................................................     1,098
     *84    Mentor Graphics Corp. ................................................     1,199
    *200    Quovadx, Inc. ........................................................     1,258
    *163    RSA Security, Inc. ...................................................       784
     *87    Radiant Systems, Inc. ................................................     1,135
     *66    Roxio, Inc. ..........................................................       472
    *554    SONICblue, Inc. ......................................................       571
    *195    Trizetto Group........................................................     1,670
     *97    Verity, Inc. .........................................................     1,079
    *223    Vignette Corp. .......................................................       440
                                                                                    --------

                                                                                      22,791
                                                                                    --------

            TRANSPORTATION -- 4.7%
    *128    AirTran Holdings, Inc. ...............................................       683
    *135    Atlantic Coast Airlines Holdings, Inc. ...............................     2,923
     *11    ExpressJet Holdings, Inc. ............................................       144
     *52    Kansas City Southern..................................................       884
     *18    Landstar System, Inc. ................................................     1,881
      23    Polaris Industries, Inc. .............................................     1,495
      25    USFreightways Corp. ..................................................       939
      40    Werner Enterprises, Inc. .............................................       862
                                                                                    --------

                                                                                       9,811
                                                                                    --------

            UTILITIES -- 0.8%
     *49    Waste Connections, Inc. ..............................................     1,543
                                                                                    --------

            Total common stocks...................................................  $209,017
                                                                                    ========


PRINCIPAL                                                                  MARKET
 AMOUNT                                                                     VALUE
---------                                                                 ---------
SHORT-TERM SECURITIES -- 5.4%
            REPURCHASE AGREEMENT -- 5.2%
$ 10,982    Joint Repurchase Agreement
              (See Note 2(d))
              1.884% due 07/01/02.......................................  $  10,982
                                                                          ---------

            U.S. TREASURY BILLS -- 0.2%
     470    1.71% due 07/11/02..........................................        470
                                                                          ---------

            Total short-term securities.................................  $  11,452
                                                                          =========



DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $240,182).........................     98.3%  $209,017
Total short-term securities (cost $11,452)..................      5.4     11,452
                                                               ------   --------

Total investment in securities
  (total cost $251,634).....................................    103.7    220,469
Cash, receivables and other assets..........................      2.2      4,934
Payable for securities purchased............................     (2.0)    (4,352)
Payable for Fund shares redeeemed...........................     (3.9)    (8,320)
Other liabilities...........................................      0.0        (86)
                                                               ------   --------

Net assets..................................................    100.0%  $212,645
                                                               ======   ========


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.010 per share; 200,000
  shares authorized; 1,586 shares outstanding.....   $      159
Capital surplus...................................      325,726
Accumulated undistributed net investment loss.....         (451)
Accumulated undistributed net realized loss
  on investments..................................      (81,700)
Unrealized depreciation of investments............      (31,165)
Unrealized appreciation of futures contracts ++...           76
                                                     ----------
Net assets........................................   $  212,645
                                                     ==========


Class IA
  Net asset value per share ($212,321 / 15,836
    shares outstanding) (187,500 shares
    authorized)..................................   $13.41
                                                    ======
Class IB
  Net asset value per share ($324 / 24 shares
    outstanding) (12,500 shares authorized)......   $13.46
                                                    ======


    *  Non-income producing during the period.

   @@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

   ++  The Fund had 7 Russell 2000 September 2002 Futures contracts open as of
       June 30, 2002. These contracts had a value of $1,622 as of June 30, 2002 and were collateralized by various U.S. Treasury Bills with a market value of $470.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 97.6%
            BANKS -- 4.5%
     164    American Express Co. .............................  $  5,967
     149    Countrywide Credit Industries, Inc. ..............     7,194
     179    Fannie Mae........................................    13,172
                                                                --------

                                                                  26,333
                                                                --------

            BUSINESS SERVICES -- 6.5%
    *197    AMN Healthcare Services, Inc. ....................     6,897
  *1,187    Cendant Corp. ....................................    18,843
     176    Manpower, Inc. ...................................     6,475
    *595    TeleTech Holdings, Inc. ..........................     5,677
                                                                --------

                                                                  37,892
                                                                --------

            CHEMICALS -- 1.7%
     253    Cambrex Corp. ....................................    10,161
                                                                --------

            COMMUNICATIONS -- 2.3%
     477    Nokia Corp., ADR..................................     6,908
    *312    UTStarcom, Inc. ..................................     6,295
                                                                --------

                                                                  13,203
                                                                --------

            COMPUTERS & OFFICE EQUIPMENT -- 4.9%
    *372    Apple Computer, Inc. .............................     6,592
    *303    Brocade Communications Systems, Inc. .............     5,291
     *67    CDW Computer Centers, Inc. .......................     3,150
    *158    Emulex Corp. .....................................     3,566
    *470    Jabil Circuit, Inc. ..............................     9,920
                                                                --------

                                                                  28,519
                                                                --------

            CONSUMER NON-DURABLES -- 3.4%
     157    AmerisourceBergen Corp. ..........................    11,909
     246    McKesson Corp. ...................................     8,057
                                                                --------

                                                                  19,966
                                                                --------

            DRUGS -- 11.0%
     197    Abbott Laboratories...............................     7,432
     161    AstraZeneca PLC, ADR..............................     6,597
     *89    Cubist Pharmaceuticals, Inc. .....................       842
    *200    Genentech, Inc. ..................................     6,700
    *253    Genzyme Corp. ....................................     4,868
    *348    Gilead Sciences, Inc. ............................    11,436
    *260    Millennium Pharmaceuticals, Inc. .................     3,154
     *91    Neurocrine Biosciences, Inc. .....................     2,610
     *69    OSI Pharmaceuticals, Inc. ........................     1,645
     164    Pharmacia Corp. ..................................     6,138
     277    Schering-Plough Corp. ............................     6,822
    *244    Watson Pharmaceuticals, Inc. .....................     6,166
                                                                --------

                                                                  64,410
                                                                --------

            ELECTRICAL EQUIPMENT -- 2.3%
    *101    Teradyne, Inc. ...................................     2,374
    *356    Thermo Electron Corp. ............................     5,874
    *151    Varian, Inc. .....................................     4,982
                                                                --------

                                                                  13,230
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            ELECTRONICS -- 10.8%
   *+489    Altera Corp. .....................................  $  6,644
    *230    Celestica, Inc. ..................................     5,230
    *444    Fairchild Semiconductor International
              Corp., Class A..................................    10,794
    *458    Flextronics International Ltd. ...................     3,262
      89    Harman International Industries, Inc. ............     4,364
    *210    International Rectifier Corp. ....................     6,133
    *205    National Semiconductor Corp. .....................     5,977
    *100    QLogic Corp. .....................................     3,821
    *870    Sanmina-SCI Corp. ................................     5,490
    *487    Taiwan Semiconductor Manufacturing Co.,
              Ltd., ADR.......................................     6,329
   *+681    United Microelectronics Corp., ADR................     5,006
                                                                --------
                                                                  63,050
                                                                --------

            FINANCIAL SERVICES -- 3.5%
     169    Federated Investors, Inc., Class B................     5,856
     100    Goldman Sachs Group, Inc. (The)...................     7,342
     184    Merrill Lynch & Co., Inc. ........................     7,432
                                                                --------
                                                                  20,630
                                                                --------

            FOOD, BEVERAGE & TOBACCO -- 1.2%
    *224    Constellation Brands, Inc. .......................     7,174
                                                                --------

            HEALTH SERVICES -- 2.5%
   *+203    Cross Country, Inc. ..............................     7,655
     *36    DaVita, Inc. .....................................       847
    *264    Edwards Lifesciences Corp. .......................     6,132
                                                                --------
                                                                  14,634
                                                                --------

            INSURANCE -- 3.5%
     114    Ambac Financial Group, Inc. ......................     7,654
     *83    Anthem, Inc. .....................................     5,614
    *220    Prudential Financial, Inc. .......................     7,353
                                                                --------
                                                                  20,621
                                                                --------

            MACHINERY -- 2.9%
    *243    Lam Research Corp. ...............................     4,376
     137    Pentair, Inc. ....................................     6,587
    *262    Terex Corp. ......................................     5,895
                                                                --------
                                                                  16,858
                                                                --------

            MEDIA & ENTERTAINMENT -- 2.6%
    *324    Cablevision Systems Corp. -- Rainbow
              Media Group, Class A............................     2,831
    *205    Clear Channel Communications, Inc. ...............     6,558
    *305    Walt Disney Co. (The).............................     5,768
                                                                --------
                                                                  15,157
                                                                --------

            MEDICAL INSTRUMENTS & SUPPLIES -- 4.9%
     272    Beckman Coulter, Inc. ............................    13,568
     170    DENTSPLY International, Inc. .....................     6,271
     *39    St. Jude Medical, Inc. ...........................     2,873
    *332    Viasys Healthcare, Inc. ..........................     5,800
                                                                --------
                                                                  28,512
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            RESEARCH & TESTING FACILITIES -- 2.0%
    *457    Applera Corp. -- Celera Genomics Group............  $  5,482
    *138    Cephalon, Inc. ...................................     6,229
                                                                --------

                                                                  11,711
                                                                --------

            RETAIL -- 10.4%
    *221    Abercrombie & Fitch Co. ..........................     5,331
    *352    AnnTaylor Stores Corp. ...........................     8,935
    *191    Electronics Boutique Holdings Corp. ..............     5,585
   *+420    Foot Locker, Inc. ................................     6,062
    *234    GameStop Corp. ...................................     4,910
  *1,050    Staples, Inc. ....................................    20,691
    *146    Starbucks Corp. ..................................     3,616
    *232    Ultimate Electronics, Inc. .......................     6,016
                                                                --------

                                                                  61,146
                                                                --------

            SOFTWARE & SERVICES -- 6.8%
    *183    BISYS Group, Inc. (The)...........................     6,091
    *176    Certegy, Inc. ....................................     6,531
    *185    Electronic Arts, Inc. ............................    12,206
    *186    Intuit, Inc. .....................................     9,233
   *+202    THQ, Inc. ........................................     6,021
                                                                --------

                                                                  40,082
                                                                --------

            TRANSPORTATION -- 9.9%
     141    Carnival Corp., Class A...........................     3,907
    *246    Continental Airlines, Inc., Class B...............     3,883
     120    Harley-Davidson, Inc. ............................     6,152
    *+52    JetBlue Airways Corp. ............................     2,383
     105    Northrop Grumman Corp. ...........................    13,135
    +401    Royal Carrribean Cruises Ltd. ....................     7,825
    *156    Sabre Holdings Corp. .............................     5,578
     395    Southwest Airlines Co. ...........................     6,383
    *263    Yellow Corp. .....................................     8,508
                                                                --------

                                                                  57,754
                                                                --------

            Total common stocks...............................  $571,043
                                                                ========

PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 0.8%
            REPURCHASE AGREEMENT -- 0.8%
 $ 4,658    Joint Repurchase Agreement
              (See Note 2(d))
              1.884% due 07/01/02.............................  $  4,658
                                                                --------

            Total short-term securities.......................  $  4,658
                                                                ========


                                                                        MARKET
                                                                        VALUE
                                                                       --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $617,387).........................    97.6%  $571,043
Total short-term securities (cost $4,658)...................     0.8      4,658
                                                              ------   --------

Total investment in securities
  (total cost $622,045).....................................    98.4    575,701
Cash, receivables and other assets..........................     2.2     13,057
Securities lending collateral (See Note 2(i))...............     3.8     22,143
Payable for securities purchased............................    (0.6)    (3,266)
Payable for Fund shares redeemed............................    (0.0)        (1)
Securities lending collateral payable to brokers
  (See Note 2(i))...........................................    (3.8)   (22,143)
Other liabilities...........................................    (0.0)      (165)
                                                              ------   --------

Net assets..................................................   100.0%  $585,326
                                                              ======   ========


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.010 per share; 200,000
  shares authorized; 31,500 shares outstanding........................  $     315
Capital surplus.......................................................    746,200
Accumulated undistributed net investment loss.........................       (832)
Accumulated undistributed net realized loss
  on investments......................................................   (114,013)
Unrealized depreciation of investments................................    (46,344)
                                                                        ---------
Net assets............................................................  $ 585,326
                                                                        =========

Class IA
  Net asset value per share ($585,093 / 31,487 shares outstanding)
    (187,500 shares authorized).......................................   $18.58
                                                                         ======
Class IB
  Net asset value per share ($233 / 13 shares outstanding) (12,500
    shares authorized)................................................   $18.58
                                                                         ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002.
       (See Note 2(i))

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 97.7%
            AEROSPACE & DEFENSE -- 0.5%
     *9     General Motors Corp., Class H.....................  $    93
                                                                -------

            BANKS -- 7.5%
      2     American Express Co. .............................       79
      2     Bank of America Corp.  ...........................      169
      9     Citigroup, Inc. ..................................      365
      3     Comerica, Inc. ...................................      193
      4     Fleet Boston Financial Corp. .....................      122
      6     Household International, Inc. ....................      283
      9     Mellon Financial Corp. ...........................      289
                                                                -------

                                                                  1,500
                                                                -------

            BUSINESS SERVICES -- 1.4%
     *8     Lamar Advertising Co., Class A....................      282
                                                                -------

            CHEMICALS -- 2.0%
      5     Dow Chemical Co. (The)............................      170
      4     Praxair, Inc. ....................................      226
                                                                -------

                                                                    396
                                                                -------

            COMMUNICATIONS -- 3.9%
      4     AT&T Corp. .......................................       47
    *25     AT&T Wireless Services, Inc. .....................      143
     *8     Amdocs Ltd., ADR..................................       61
      6     Motorola, Inc. ...................................       81
     11     Nokia Corp., ADR..................................      152
    *23     Partner Communications Co., Ltd. .................       98
     89     Vodafone Group PLC................................      122
     *2     Westwood One, Inc. ...............................       76
   *@@4     Winstar Communications, Inc. .....................        0
                                                                -------

                                                                    780
                                                                -------

            COMPUTERS & OFFICE EQUIPMENT -- 3.9%
    *20     Cisco Systems, Inc. ..............................      277
    *10     Dell Computer Corp. ..............................      249
     *6     Emulex Corp. .....................................      124
      9     Hewlett-Packard Co. ..............................      135
                                                                -------

                                                                    785
                                                                -------

            CONSTRUCTION -- 0.0%
    @@0     ITT Industries, Inc. .............................        7
                                                                -------

            CONSUMER NON-DURABLES -- 1.8%
      2     Avon Products, Inc. ..............................       89
     *4     Safeway, Inc. ....................................      112
     12     Tyco International Ltd. ..........................      163
                                                                -------

                                                                    364
                                                                -------

            DRUGS -- 9.0%
      4     Eli Lilly & Co. ..................................      226
     *7     Genzyme Corp. ....................................      135
     21     Pfizer, Inc. .....................................      730
      6     Pharmacia Corp. ..................................      241
    *15     Shire Pharmaceuticals Group PLC...................      136
      6     Wyeth.............................................      319
                                                                -------

                                                                  1,787
                                                                -------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            ELECTRICAL EQUIPMENT -- 3.4%
     *2     Agilent Technologies, Inc. .......................  $    43
      1     Allergan, Inc. ...................................       67
      8     Applera Corp. -- Applied Biosytems Group..........      163
      5     Danaher Corp. ....................................      325
     *2     Tektronix, Inc. ..................................       41
     *2     Teradyne, Inc. ...................................       37
                                                                -------
                                                                    676
                                                                -------

            ELECTRONICS -- 6.4%
     *7     Analog Devices, Inc. .............................      209
    *29     Atmel Corp. ......................................      181
     *6     Fairchild Semiconductor International Corp.,
              Class A.........................................      158
    *15     Flextronics International Ltd. ...................      107
      9     General Electric Co. .............................      263
     *2     National Semiconductor Corp. .....................       51
   *@@0     Novellus Systems, Inc. ...........................       16
     *3     QLogic Corp. .....................................       97
      5     STMicroelectronics N.V. ..........................      131
      3     Texas Instruments, Inc. ..........................       64
                                                                -------
                                                                  1,277
                                                                -------

            ENERGY & SERVICES -- 6.0%
      4     Anadarko Petroleum Corp. .........................      203
      5     Apache Corp. .....................................      311
      5     Encana Corp. .....................................      151
     18     GlobalSantaFe Corp. ..............................      501
    @@0     Transocean, Inc. .................................       12
    @@0     Valero Energy Corp. ..............................       11
                                                                -------
                                                                  1,189
                                                                -------

            FINANCIAL SERVICES -- 4.7%
      2     Goldman Sachs Group, Inc. (The)...................      178
      2     Lehman Brothers Holdings, Inc. ...................      102
     10     Merrill Lynch & Co., Inc. ........................      421
      6     Morgan Stanley Dean Witter & Co. .................      239
                                                                -------
                                                                    940
                                                                -------

            FOOD, BEVERAGE & TOBACCO -- 1.2%
      6     Philip Morris Cos., Inc. .........................      242
                                                                -------

            FOREST & PAPER PRODUCTS -- 4.3%
     25     Abitibi-Consolidated, Inc. .......................      227
      9     Aracruz Celulose S.A., ADR........................      180
      5     Bowater, Inc. ....................................      259
    @@0     Georgia-Pacific Corp. ............................       10
     *9     Smurfit-Stone Container Corp. ....................      143
      1     Statoil ASA.......................................        5
    @@0     Temple-Inland, Inc. ..............................       25
    @@0     Weyerhaeuser Co. .................................       13
                                                                -------
                                                                    862
                                                                -------

            HOTELS & GAMING -- 1.8%
     11     Hilton Hotels Corp. ..............................      148
     *6     Starwood Hotels & Resorts Worldwide, Inc. ........      203
                                                                -------
                                                                    351
                                                                -------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- (CONTINUED)
            INSURANCE -- 8.2%
      9     Ace Ltd. .........................................  $   278
      4     American International Group, Inc. ...............      239
      2     Chubb Corp. (The).................................      163
     *4     MetLife, Inc. ....................................      113
    *12     Travelers Property Casualty Corp. ................      212
      8     UnumProvident Corp. ..............................      196
     *2     Willis Group Holdings Ltd. .......................       53
      4     XL Capital Ltd., Class A..........................      380
                                                                -------

                                                                  1,634
                                                                -------

            MACHINERY -- 2.1%
      2     Baker Hughes, Inc. ...............................       53
    *18     Grant Prideco, Inc. ..............................      245
     *4     Lam Research Corp. ...............................       73
   *@@0     SPX Corp. ........................................       41
                                                                -------

                                                                    412
                                                                -------

            MEDIA & ENTERTAINMENT -- 10.0%
    *26     Charter Communications, Inc., Class A.............      107
     *9     Clear Channel Communications, Inc. ...............      272
    *17     EchoStar Communications Corp., Class A............      315
    *11     Fox Entertainment Group, Inc., Class A............      232
   *@@0     Lin TV Corp. .....................................        1
      1     Scripps (E.W.) Co. (The), Class A.................       42
    *18     Viacom, Inc., Class B.............................      819
    *11     Walt Disney Co. (The).............................      200
                                                                -------

                                                                  1,988
                                                                -------

            MEDICAL INSTRUMENTS & SUPPLIES -- 2.3%
     *5     Baxter International, Inc. .......................      236
      4     Johnson & Johnson.................................      216
                                                                -------

                                                                    452
                                                                -------

            METALS, MINERALS & MINING -- 0.7%
      2     Illinois Tool Works, Inc. ........................      145
                                                                -------

            RETAIL -- 5.7%
     *6     BJ's Wholesale Club, Inc. ........................      229
     *2     Best Buy Co., Inc. ...............................       80
      3     CVS Corp. ........................................       80
     *4     Costco Wholesale Corp. ...........................      138
      7     Home Depot, Inc. (The)............................      252
     *3     Outback Steakhouse, Inc. .........................      109
      7     Target Corp. .....................................      252
                                                                -------

                                                                  1,140
                                                                -------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            SOFTWARE & SERVICES -- 5.1%
    *15     AOL Time Warner, Inc. ............................  $   227
     *2     Ceridian Corp. ...................................       47
     *4     Microsoft Corp. ..................................      217
    *18     Oracle Corp. .....................................      172
     *6     PeopleSoft, Inc. .................................       93
     *6     SunGard Data Systems, Inc. .......................      146
     *6     VERITAS Software Corp. ...........................      124
                                                                -------
                                                                  1,026
                                                                -------

            TRANSPORTATION -- 2.7%
     *4     American Axle & Manufacturing Holdings,
              Inc. ...........................................      129
      3     FedEx Corp. ......................................      151
     *3     Sabre Holdings Corp. .............................      106
    @@0     Union Pacific Corp. ..............................       28
      2     United Parcel Service, Inc. ......................      132
                                                                -------
                                                                    546
                                                                -------

            UTILITIES -- 3.1%
    *16     AES Corp. (The)...................................       84
     15     Dynegy Inc., Class A..............................      109
     11     El Paso Corp. ....................................      233
      4     Kinder Morgan, Inc. ..............................      152
     *2     Waste Management, Inc. ...........................       50
                                                                -------
                                                                    628
                                                                -------
            Total common stocks...............................  $19,502
                                                                =======

CONVERTIBLE PREFERRED STOCKS -- 0.5%
            UTILITIES -- 0.5%
      2     KeySpan Corp. ....................................  $   104
                                                                -------
            Total convertible preferred stocks................  $   104
                                                                =======


The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL OPPORTUNITIES HLS FUND

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
AMOUNT                                                          VALUE
---------                                                       -------
SHORT-TERM SECURITIES -- 1.2%
            CORPORATE NOTES -- 1.2%
 $  239     Federal National Mortgage Association
              1.90% due 07/01/02..............................  $   239
                                                                -------

            Total short-term securities.......................  $   239
                                                                =======


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $24,355)........   97.7%  $19,502
Total convertible preferred stocks (cost
  $100)...................................    0.5       104
Total short-term securities (cost $239)...    1.2       239
                                            -----   -------
Total investment in securities (total cost
  $24,694)................................   99.4    19,845
Cash, receivables and other assets........    2.1       398
Payable for securities purchased..........   (1.2)     (234)
Other liabilities.........................   (0.3)      (52)
                                            -----   -------
Net assets................................  100.0%  $19,957
                                            =====   =======

                                                   MARKET
                                                    VALUE
                                                   -------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.010 per share; 100,000
  shares authorized; 3,487 shares outstanding....  $    35
Capital surplus..................................   32,111
Accumulated undistributed net investment loss....      (18)
Accumulated undistributed net realized loss on
  investments....................................   (7,322)
Unrealized depreciation of investments...........   (4,849)
                                                   -------
Net assets.......................................  $19,957
                                                   =======


Class IA
  Net asset value per share ($19,957 / 3,487 shares
    outstanding) (100,000 shares authorized).......  $5.72
                                                     =====


    *  Non-income producing during the period.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

       @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2002

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
British Pound (Buy)               $6                 $6            7/1/2002              $--
British Pound (Buy)                1                  1            7/2/2002               --
                                                                                         ---
                                                                                         $--
                                                                                         ===

The accompanying notes are an integral part of this financial statement.

 HARTFORD LARGE CAP GROWTH HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- 99.3%
            BANKS -- 17.8%
      94    Citigroup, Inc. ..................................  $    3,646
       6    Fannie Mae........................................         420
      50    Freddie Mac.......................................       3,054
      17    Household International, Inc......................         823
     107    MBNA Corp. .......................................       3,531
                                                                ----------

                                                                    11,474
                                                                ----------

            BUSINESS SERVICES -- 1.1%
     *23    Concord EFS, Inc. ................................         699
                                                                ----------

            COMMUNICATIONS -- 2.4%
     105    Nokia Corp., ADR..................................       1,518
                                                                ----------

            COMPUTERS & OFFICE EQUIPMENT -- 3.6%
    *131    Cisco Systems, Inc. ..............................       1,826
     *19    Dell Computer Corp. ..............................         484
                                                                ----------

                                                                     2,310
                                                                ----------

            CONSUMER NON-DURABLES -- 3.7%
       7    Avon Products, Inc. ..............................         350
      29    Cardinal Health, Inc. ............................       1,769
       3    Procter & Gamble Co. (The)........................         250
                                                                ----------

                                                                     2,369
                                                                ----------

            DRUGS -- 9.0%
     *27    Amgen, Inc. ......................................       1,122
     113    Pfizer, Inc. .....................................       3,941
      15    Wyeth.............................................         778
                                                                ----------

                                                                     5,841
                                                                ----------

            ELECTRONICS -- 6.6%
      81    General Electric Co. .............................       2,356
      71    Intel Corp. ......................................       1,288
      *9    Maxim Integrated Products, Inc. ..................         360
      10    Texas Instruments, Inc. ..........................         242
                                                                ----------

                                                                     4,246
                                                                ----------

            FINANCIAL SERVICES -- 3.3%
       8    Goldman Sachs Group, Inc. (The)...................         550
       6    Lehman Brothers Holdings, Inc. ...................         375
      28    Merrill Lynch & Co., Inc. ........................       1,126
       2    Morgan Stanley Dean Witter & Co. .................          99
                                                                ----------

                                                                     2,150
                                                                ----------

            FOOD, BEVERAGE & TOBACCO -- 2.1%
      14    Anheuser-Busch Cos., Inc. ........................         720
       5    PepsiCo., Inc. ...................................         246
      10    Philip Morris Cos., Inc. .........................         415
                                                                ----------

                                                                     1,381
                                                                ----------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            HEALTH SERVICES -- 3.3%
     *29    Tenet Healthcare Corp. ...........................  $    2,104
                                                                ----------

            INSURANCE -- 8.6%
      12    Ace Ltd. .........................................         382
      33    American International Group, Inc. ...............       2,238
       1    Progressive Corp. (The)...........................          81
     *23    Travelers Property Casualty Corp. ................         404
      22    UnitedHealth Group, Inc. .........................       2,014
      *6    Wellpoint Health Networks, Inc. ..................         459
                                                                ----------
                                                                     5,578
                                                                ----------

            MACHINERY -- 0.6%
     *20    Applied Materials, Inc. ..........................         377
                                                                ----------

            MEDIA & ENTERTAINMENT -- 4.8%
     *17    Clear Channel Communications, Inc. ...............         532
     *28    Comcast Corp., Class A............................         677
     *42    Viacom, Inc., Class B.............................       1,868
                                                                ----------
                                                                     3,077
                                                                ----------

            MEDICAL INSTRUMENTS & SUPPLIES -- 5.3%
     *20    Baxter International, Inc. .......................         898
      31    Johnson & Johnson.................................       1,631
      21    Medtronic, Inc. ..................................         904
                                                                ----------
                                                                     3,433
                                                                ----------

            RETAIL -- 17.3%
      *7    Best Buy Co., Inc. ...............................         265
      74    Home Depot, Inc. (The)............................       2,733
     *54    Kohl's Corp. .....................................       3,749
      31    Target Corp. .....................................       1,196
      24    Wal-Mart Stores, Inc. ............................       1,309
      49    Walgreen Co. .....................................       1,889
                                                                ----------
                                                                    11,141
                                                                ----------

            SOFTWARE & SERVICES -- 9.0%
     *85    AOL Time Warner, Inc. ............................       1,253
      10    Electronic Data Systems Corp. ....................         364
      25    First Data Corp. .................................         945
     *57    Microsoft Corp. ..................................       3,134
      *5    VERITAS Software Corp. ...........................          93
                                                                ----------
                                                                     5,789
                                                                ----------

            TRANSPORTATION -- 0.8%
      12    Harley-Davidson, Inc. ............................         600
                                                                ----------
            Total common stocks...............................  $   64,087
                                                                ==========

The accompanying notes are an integral part of this financial statement.

 HARTFORD LARGE CAP GROWTH HLS FUND

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                       MARKET
                                                                        VALUE
                                                                       -------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $77,670)..........................    99.3%  $64,087
                                                              ------   -------

Total investment in securities (total cost
  $77,670)..................................................    99.3    64,087
Cash, receivables and other assets..........................     1.7     1,116
Payable for securities purchased............................    (0.7)     (471)
Other liabilities...........................................    (0.3)     (170)
                                                              ------   -------

Net assets..................................................   100.0%  $64,562
                                                              ======   =======


                                                                MARKET
                                                                VALUE
                                                               --------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.010 per share; 100,000
  shares authorized; 8,123 shares outstanding...............   $     81
Capital surplus.............................................    109,253
Accumulated undistributed net investment loss...............       (101)
Accumulated undistributed net realized loss on
  investments...............................................    (31,088)
Unrealized depreciation of investments......................    (13,583)
                                                               --------

Net assets..................................................   $ 64,562
                                                               ========

Class IA

  Net asset value per share ($64,562 / 8,123 shares
    outstanding) (100,000 shares authorized)................      $7.95

                                                                  -----
                                                                  -----

    *  Non-income producing during the period.


The accompanying notes are an integral part of this financial statement.

 HARTFORD MID CAP STOCK HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 99.7%
            AEROSPACE & DEFENSE -- 0.5%
    *13     Garmin Ltd. ......................................  $   287
                                                                -------

            AGRICULTURE & FISHING -- 1.1%
     10     BOB Evans Farms, Inc. ............................      312
      9     Dole Food Co., Inc. ..............................      265
                                                                -------

                                                                    577
                                                                -------

            APPAREL & TEXTILE -- 0.9%
     *7     Mohawk Industries, Inc. ..........................      458
                                                                -------

            BANKS -- 13.7%
    *18     Americredit Corp. ................................      494
     13     Associated Banc-Corp. ............................      498
     14     Astoria Financial Corp. ..........................      433
     16     Banknorth Group Inc. .............................      422
     10     City National Corp. ..............................      532
     20     Compass Bancshares, Inc. .........................      665
     10     Doral Financial Corp. ............................      331
      4     Downey Financial Corp. ...........................      184
     12     First Tennessee National Corp. ...................      460
     15     Flagstar Bancorp, Inc. ...........................      337
     12     GreenPoint Financial Corp. .......................      570
     11     Hudson United Bancorp.............................      308
      3     M&T Bank Corp. ...................................      249
     17     Marshall & Ilsley Corp. ..........................      526
     16     North Fork Bancorporation, Inc. ..................      633
    *14     R&G Financial Corp. ..............................      320
      6     Wintrust Financial Corp. .........................      211
                                                                -------

                                                                  7,173
                                                                -------

            BUSINESS SERVICES -- 2.3%
     10     Overland Storage, Inc. ...........................      166
     *5     Overture Services, Inc. ..........................      132
     *4     Rent-A-Center, Inc. ..............................      209
    *15     Right Management Consultants......................      389
     *9     United Rentals (North America), Inc. .............      185
    *16     eFunds Corp. .....................................      147
                                                                -------

                                                                  1,228
                                                                -------

            CHEMICALS -- 0.9%
      8     Cabot Corp. ......................................      221
      5     Minerals Technologies, Inc. ......................      261
                                                                -------

                                                                    482
                                                                -------

            COMMUNICATIONS -- 1.4%
      6     Harris Corp. .....................................      217
     *8     L-3 Communications Holdings, Inc. ................      416
     *6     Plantronics, Inc. ................................      114
                                                                -------

                                                                    747
                                                                -------

            COMPUTERS & OFFICE EQUIPMENT -- 1.6%
     *4     Black Box Corp. ..................................      159
      7     Diebold, Inc. ....................................      264
     21     IKON Office Solutions, Inc. ......................      196
    *14     Storage Technology Corp. .........................      216
                                                                -------

                                                                    835
                                                                -------

            CONSTRUCTION -- 3.1%
     *2     Beazer Homes USA, Inc. ...........................      176
     17     D.R. Horton, Inc. ................................      450
     12     Lennar Corp. .....................................      734
      5     MDC Holdings, Inc. ...............................      247
                                                                -------

                                                                  1,607
                                                                -------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            CONSUMER DURABLES -- 2.6%
    *+6     Cabot Microelectronics Corp. .....................  $   242
     *7     Furniture Brands International, Inc. .............      203
      5     Hillenbrand Industries, Inc. .....................      258
      5     Hughes Supply, Inc. ..............................      238
     *9     Lear Corp. .......................................      426
                                                                -------
                                                                  1,367
                                                                -------

            CONSUMER NON-DURABLES -- 3.3%
      5     Alberto-Culver Co., Class B.......................      220
    +15     Fleming Cos., Inc. ...............................      269
     18     Fresh Del Monte Produce...........................      458
     *7     Henry Schein, Inc. ...............................      312
    *+5     Nautilus Group, Inc. .............................      141
    *17     Racing Champions Corp. ...........................      320
                                                                -------
                                                                  1,720
                                                                -------

            CONSUMER SERVICES -- 0.7%
    *11     Dun & Bradstreet Corp. ...........................      350
                                                                -------

            DRUGS -- 3.0%
     *5     Barr Laboratories, Inc. ..........................      311
     *9     Gilead Sciences, Inc. ............................      279
      9     ICN Pharmaceuticals, Inc. ........................      215
     *9     IVAX Corp. .......................................       99
     22     Mylan Laboratories, Inc. .........................      690
                                                                -------
                                                                  1,594
                                                                -------

            EDUCATION -- 1.0%
     *9     Apollo Group, Inc. ...............................      347
     *5     Education Management Corp. .......................      187
                                                                -------
                                                                    534
                                                                -------

            ELECTRICAL EQUIPMENT -- 1.0%
     *6     FEI Co. ..........................................      140
     *5     FLIR Systems, Inc. ...............................      227
      5     Millipore Corp. ..................................      173
                                                                -------
                                                                    540
                                                                -------

            ELECTRONICS -- 5.0%
   *+17     ESS Technology, Inc. .............................      298
     *8     Integrated Circuit Systems, Inc. .................      166
     *7     Intersil Holding Corp. ...........................      145
    *27     Microchip Technology, Inc. .......................      727
     *5     Moog, Inc. .......................................      197
     *7     National Semiconductor Corp. .....................      201
     *4     QLogic Corp. .....................................      149
    *10     Semtech Corp. ....................................      256
      6     Teleflex, Inc. ...................................      320
     *8     Vishay Intertechnology, Inc. .....................      180
                                                                -------
                                                                  2,639
                                                                -------

The accompanying notes are an integral part of this financial statement.

 HARTFORD MID CAP STOCK HLS FUND

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- (CONTINUED)
            ENERGY & SERVICES -- 6.8%
      7     Ashland, Inc. ....................................  $   300
    *11     BJ Services Co. ..................................      373
      8     Consol Energy, Inc. ..............................      174
     12     ENSCO International, Inc. ........................      324
      9     Equitable Resources, Inc. ........................      292
     10     Helmerich & Payne, Inc. ..........................      354
     *9     Houston Exploration Co. ..........................      267
      4     Murphy Oil Corp. .................................      330
     10     Patina Oil & Gas Corp. ...........................      261
    *11     Pride International, Inc. ........................      177
     11     Tidewater, Inc. ..................................      359
      9     Valero Energy Corp. ..............................      333
                                                                -------

                                                                  3,544
                                                                -------

            FINANCIAL SERVICES -- 0.7%
      6     Bear Stearns Cos., Inc. (The).....................      386
                                                                -------

            FOOD, BEVERAGE & TOBACCO -- 2.2%
      7     Reynolds (R.J.) Tobacco Holdings, Inc. ...........      398
    *13     Smithfield Foods, Inc. ...........................      236
     34     Tyson Foods, Inc. ................................      526
                                                                -------

                                                                  1,160
                                                                -------

            FOREST & PAPER PRODUCTS -- 1.3%
      5     Bemis Co., Inc. ..................................      233
     15     Sonoco Products Co. ..............................      430
                                                                -------

                                                                    663
                                                                -------

            HEALTH SERVICES -- 1.6%
    *10     Edwards Lifesciences Corp. .......................      223
     *5     Express Scripts, Inc. ............................      271
     *8     Steris Corp. .....................................      147
    *+7     Sunrise Assisted Living, Inc. ....................      180
                                                                -------

                                                                    821
                                                                -------

            HOTELS & GAMING -- 0.3%
     *9     Aztar Corp. ......................................      177
                                                                -------

            INSURANCE -- 9.4%
      2     Everest Re Group Ltd. ............................      123
    *17     Health Net, Inc. .................................      444
     *9     IPC Holdings Ltd. ................................      287
      7     Nationwide Financial Services, Inc. ..............      292
     15     Old Republic International Corp. .................      457
    *15     Oxford Health Plans, Inc. ........................      706
     13     PMI Group, Inc. (The) ............................      481
   *+16     PacifiCare Health Systems, Inc. ..................      441
     11     Radian Group, Inc. ...............................      518
      8     RenaissanceRe Holdings, Ltd. .....................      280
     *6     StanCorp. Financial Group, Inc. ..................      311
     *6     Trigon Healthcare, Inc. ..........................      603
                                                                -------

                                                                  4,943
                                                                -------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            MACHINERY -- 2.4%
     *5     American Standard Cos., Inc. .....................  $   368
     *4     SPX Corp. ........................................      511
     12     York International Corp. .........................      392
                                                                -------
                                                                  1,271
                                                                -------

            MEDIA & ENTERTAINMENT -- 3.3%
     *9     Hollywood Entertainment Corp. ....................      184
      5     John H. Harland Co. ..............................      138
      5     Lee Enterprises, Inc. ............................      158
     *5     Scholastic Corp. .................................      201
     *7     Valassis Communications, Inc. ....................      256
      1     Washington Post...................................      377
    *12     Westwood One, Inc. ...............................      411
                                                                -------
                                                                  1,725
                                                                -------

            MEDICAL INSTRUMENTS & SUPPLIES -- 1.2%
    *15     Apogent Technologies, Inc. .......................      313
      6     Beckman Coulter, Inc. ............................      299
                                                                -------
                                                                    612
                                                                -------

            METALS, MINERALS & MINING -- 1.1%
      5     Cooper Industries Ltd. ...........................      200
     11     Precision Castparts Corp. ........................      360
                                                                -------
                                                                    560
                                                                -------

            RESEARCH & TESTING FACILITIES -- 1.4%
      3     Moody's Corp. ....................................      149
     *8     Pharmaceutical Product Development, Inc. .........      205
     *5     Quest Diagnostics, Inc. ..........................      396
                                                                -------
                                                                    750
                                                                -------

            RETAIL -- 5.2%
    *10     American Eagle Outfitters, Inc. ..................      214
    *14     Borders Group, Inc. ..............................      261
    *11     Brinker International, Inc. ......................      346
     *5     Childrens Place Retail Stores, Inc. (The).........      130
     *7     Jones Apparel Group, Inc. ........................      278
     *6     Neiman Marcus Group, Inc. ........................      194
     *7     Rex Stores Corp. .................................      102
      8     Ross Stores, Inc. ................................      306
    *11     Sonic Automotive, Inc. ...........................      291
    *12     Williams-Sonoma, Inc. ............................      356
     *7     Zale Corp. .......................................      236
                                                                -------
                                                                  2,714
                                                                -------

            RUBBER & PLASTICS PRODUCTS -- 0.4%
    *18     Foamex International, Inc. .......................      194
                                                                -------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- (CONTINUED)
     9x     SOFTWARE & SERVICES -- 9.0%
    *12     Affiliated Computer Services, Inc., Class A.......  $   570
    *20     Cadence Design Systems, Inc. .....................      319
     *7     Check Point Software Technologies Ltd. ...........       95
     *8     DST Systems, Inc. ................................      352
    *19     E*TRADE Group, Inc. ..............................      104
    *11     Electronic Arts, Inc. ............................      746
     *7     GTECH Holdings Corp. .............................      171
   *+14     HPL Technologies, Inc. ...........................      208
      9     Henry and Associates..............................      154
    *15     Mentor Graphics Corp. ............................      206
     14     Reynolds & Reynolds Co. (The).....................      386
    *25     SunGard Data Systems, Inc. .......................      665
    *14     Sybase, Inc. .....................................      150
     *6     Symantec Corp. ...................................      197
     *9     THQ, Inc. ........................................      268
    *15     VitalWorks Inc. ..................................      120
                                                                -------

                                                                  4,711
                                                                -------

            TRANSPORTATION -- 4.0%
      8     Alexander & Baldwin, Inc. ........................      194
    *10     American Axle & Manufacturing
              Holdings, Inc. .................................      294
      8     ArvinMeritor, Inc. ...............................      180
    *+4     Expedia, Inc. ....................................      213
      7     Harsco Corp. .....................................      263
      3     Magna International, Inc. ........................      220
    *10     Navigant International, Inc. .....................      153
      5     Polaris Industries, Inc. .........................      299
      8     Teekay Shipping Corp. ............................      284
                                                                -------

                                                                  2,100
                                                                -------

            UTILITIES -- 7.3%
     10     AGL Resources, Inc. ..............................      230
     10     Alliant Energy Corp. .............................      262
      7     Black Hills Corp. ................................      232
     11     Conectiv..........................................      281
      7     Energen Corp. (The)...............................      184
     14     Energy East Corp. (The)...........................      319
      9     IDACORP, Inc. ....................................      241
      5     MDU Resources Group, Inc. ........................      129
      8     PNM Resources, Inc. ..............................      198
      4     Pinnacle West Capital Corp. ......................      142
     13     Questar Corp. ....................................      314
    *14     Republic Services, Inc. ..........................      271
     13     Scana Corp. ......................................      392
      9     TECO Energy Inc. .................................      210
      7     Western Resources, Inc. ..........................      114
     14     Wisconsin Energy Corp. ...........................      341
                                                                -------

                                                                  3,860
                                                                -------

            Total common stocks...............................  $52,329
                                                                =======

WARRANTS -- 0.0%
     12     Dime Bancorp, Inc. ...............................  $     1
                                                                -------

            Total warrants....................................  $     1
                                                                =======

PRINCIPAL
AMOUNT
 ------
    ffx
SHORT-TERM SECURITIES -- 0.3%
            INVESTMENT COMPANIES -- 0.3%
 $  138     State Street Money Market Fund
              1.66% due 07/01/02..............................  $   138
                                                                -------

            Total short-term securities.......................  $   138
                                                                =======


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $49,801)..........................     99.7%  $52,329
Total warrants (cost $--)...................................      0.0         1
Total short-term securities (cost $138).....................      0.3       138
                                                               ------   -------
Total investment in securities
  (total cost $49,939)......................................    100.0    52,468
Cash, receivables and other assets..........................      0.2       127
Payable for Fund shares redeeemed...........................     (0.2)      (94)
Other liabilities...........................................      0.0       (18)
                                                               ------   -------
Net assets..................................................    100.0%  $52,483
                                                               ======   =======

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.010 per share; 100,000 shares
  authorized; 5,389 shares outstanding......................  $    54
Capital surplus.............................................   54,552
Accumulated undistributed net investment income.............        9
Accumulated undistributed net realized loss on
  investments...............................................   (4,661)
Unrealized depreciation of investments......................    2,529
                                                              -------
Net assets..................................................  $52,483
                                                              =======

Class IA
  Net asset value per share ($52,483 / 5,389 shares
  outstanding) (100,000 shares authorized)..................   $9.74
                                                              ======


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

The accompanying notes are an integral part of this financial statement.

 HARTFORD INVESTORS GROWTH HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 96.6%
            BANKS -- 3.9%
     3      American Express Co. .............................  $   118
     4      Capital One Financial Corp. ......................      256
     1      Citigroup, Inc. ..................................       32
     4      Freddie Mac.......................................      230
                                                                -------

                                                                    636
                                                                -------

            BUSINESS SERVICES -- 0.2%
     1      Omnicom Group, Inc. ..............................       27
                                                                -------

            CHEMICALS -- 0.8%
     2      Praxair, Inc. ....................................      130
                                                                -------

            COMMUNICATIONS -- 0.1%
  *@@0      Westwood One, Inc. ...............................       13
                                                                -------

            COMPUTERS & OFFICE EQUIPMENT -- 7.1%
     3      3M Co. ...........................................      363
    *5      Brocade Communications Systems, Inc. .............       83
   *27      Cisco Systems, Inc. ..............................      370
    *7      Dell Computer Corp. ..............................      182
    *4      EMC Corp. ........................................       28
    *1      Emulex Corp. .....................................       23
     1      International Business Machines Corp. ............      101
                                                                -------

                                                                  1,150
                                                                -------

            CONSUMER NON-DURABLES -- 3.8%
     6      Avon Products, Inc. ..............................      291
   @@0      Estee Lauder Cos., Inc. (The), Class A............        4
     2      Procter & Gamble Co. (The)........................      188
     4      SYSCO Corp. ......................................       98
     2      Tyco International Ltd. ..........................       32
                                                                -------

                                                                    613
                                                                -------

            DRUGS -- 9.6%
    *6      Amgen, Inc. ......................................      240
     3      Eli Lilly & Co. ..................................      193
    *2      Forest Laboratories, Inc. ........................      138
    *2      Genzyme Corp. ....................................       33
    *1      MedImmune, Inc. ..................................       32
    20      Pfizer, Inc. .....................................      684
     1      Pharmacia Corp. ..................................       34
     4      Wyeth.............................................      200
                                                                -------

                                                                  1,554
                                                                -------

            ELECTRICAL EQUIPMENT -- 1.6%
     3      Danaher Corp. ....................................      215
    *1      KLA-Tencor Corp. .................................       44
                                                                -------

                                                                    259
                                                                -------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            ELECTRONICS -- 6.2%
    *3      Analog Devices, Inc. .............................  $   104
    13      General Electric Co. .............................      370
     3      Intel Corp. ......................................       57
     3      Linear Technology Corp. ..........................       98
    *3      Microchip Technology, Inc. .......................       82
    *3      Micron Technology, Inc. ..........................       65
    *1      QLogic Corp. .....................................       27
    *8      Taiwan Semiconductor Manufacturing Co.,. Ltd., ADR      100
     1      Texas Instruments, Inc. ..........................       31
    *3      Xilinx, Inc. .....................................       70
                                                                -------
                                                                  1,004
                                                                -------

            ENERGY & SERVICES -- 1.8%
     1      Apache Corp. .....................................       46
    *2      BJ Services Co. ..................................       64
     2      Devon Energy Corp. ...............................       87
     2      GlobalSantaFe Corp. ..............................       41
    *2      Noble Corp. ......................................       62
                                                                -------
                                                                    300
                                                                -------

            FINANCIAL SERVICES -- 2.8%
    *2      Alcon, Inc. ......................................       82
     3      Goldman Sachs Group, Inc. (The)...................      244
     3      Merrill Lynch & Co., Inc. ........................      121
                                                                -------
                                                                    447
                                                                -------

            FOOD, BEVERAGE & TOBACCO -- 5.2%
    10      Diageo PLC........................................      132
   @@0      JM Smucker Co. (The)..............................        1
     3      Pepsi Bottling Group, Inc. (The)..................       99
     7      PepsiCo., Inc. ...................................      356
     5      Philip Morris Cos., Inc. .........................      222
     5      Unilever PLC......................................       42
                                                                -------
                                                                    852
                                                                -------

            HEALTH SERVICES -- 2.4%
     2      HCA, Inc. ........................................      113
    *4      Tenet Healthcare Corp. ...........................      282
                                                                -------
                                                                    395
                                                                -------

            INSURANCE -- 7.2%
     2      AFLAC, Inc. ......................................       51
     3      Ace Ltd. .........................................       81
     6      American International Group, Inc. ...............      383
    *1      Anthem, Inc. .....................................       67
     1      Chubb Corp. (The).................................       99
     3      UnitedHealth Group, Inc. .........................      302
     2      XL Capital Ltd., Class A..........................      185
                                                                -------
                                                                  1,168
                                                                -------

            MACHINERY -- 1.6%
    *2      Applied Materials, Inc. ..........................       40
     5      Baker Hughes, Inc. ...............................      163
    *1      SPX Corp. ........................................       59
                                                                -------
                                                                    262
                                                                -------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- 6.5%
    *6      Clear Channel Communications, Inc. ...............  $   176
    *3      EchoStar Communications Corp., Class A............       50
     2      News Corp. Ltd., ADR..............................       50
    10      News Corp., Ltd. (The)............................       54
    *1      USA Networks, Inc. ...............................       30
    *1      Univision Communications, Inc. ...................       35
   *13      Viacom, Inc., Class B.............................      566
    *5      Walt Disney Co. (The).............................       89
                                                                -------

                                                                  1,050
                                                                -------

            MEDICAL INSTRUMENTS & SUPPLIES -- 4.0%
    *6      Baxter International, Inc. .......................      244
     6      Johnson & Johnson.................................      313
     2      Medtronic, Inc. ..................................       81
  *@@0      Stryker Corp. ....................................       11
                                                                -------

                                                                    649
                                                                -------

            METALS, MINERALS & MINING -- 2.2%
     3      Illinois Tool Works, Inc. ........................      223
     2      Lockheed Martin Corp. ............................      132
                                                                -------

                                                                    355
                                                                -------

            RETAIL -- 11.1%
    *2      Best Buy Co., Inc. ...............................       58
     2      Home Depot, Inc. (The)............................       81
    *2      Kohl's Corp. .....................................      126
     8      Lowe's Cos., Inc. ................................      372
  *@@0      Office Depot, Inc. ...............................        2
     5      TJX Cos., Inc. (The)..............................       94
     4      Target Corp. .....................................      150
    10      Wal-Mart Stores, Inc. ............................      526
     3      Walgreen Co. .....................................      124
    *6      Yum! Brands, Inc. ................................      164
    *2      eBay, Inc. .......................................      102
                                                                -------

                                                                  1,799
                                                                -------

            SOFTWARE & SERVICES -- 11.1%
     3      Adobe Systems, Inc. ..............................       97
     1      Automatic Data Processing, Inc. ..................       35
    *4      Cadence Design Systems, Inc. .....................       66
    *1      Electronic Arts, Inc. ............................       40
    12      First Data Corp. .................................      434
    *2      Intuit, Inc. .....................................       80
   *12      Microsoft Corp. ..................................      651
   *17      Oracle Corp. .....................................      158
    *7      PeopleSoft, Inc. .................................      100
    *4      Rational Software Corp. ..........................       33
    *5      VERITAS Software Corp. ...........................      103
                                                                -------

                                                                  1,797
                                                                -------

            TRANSPORTATION -- 7.4%
     3      Carnival Corp., Class A...........................       91
     2      FedEx Corp. ......................................      128
     1      General Dynamics Corp. ...........................       85
     6      Harley-Davidson, Inc. ............................      292
     3      Northrop Grumman Corp. ...........................      363
     3      Southwest Airlines Co. ...........................       50
     3      United Parcel Service, Inc. ......................      206
                                                                -------

                                                                  1,215
                                                                -------

            Total common stocks...............................  $15,675
                                                                =======

PRINCIPAL
AMOUNT
  ----
SHORT-TERM SECURITIES -- 3.8%
            CORPORATE NOTES -- 3.8%
  $625      Federal National Mortgage Association
              1.90% due 07/01/02..............................  $   625
            Total short-term securities.......................  $   625
                                                                =======


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $16,934)........    96.6%  $15,675
Total short-term securities (cost $625)...     3.8       625
                                            ------   -------
Total investment in securities
  (total cost $17,559)....................   100.4    16,300
Cash, receivables and other assets........     3.9       628
Payable for securities purchased..........    (4.0)     (642)
Other liabilities.........................    (0.3)      (51)
                                            ------   -------
Net assets................................   100.0%  $16,235
                                            ======   =======

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.010 per share; 100,000 shares
  authorized; 2,822 shares outstanding......................  $    28
Capital surplus.............................................   25,362
Accumulated undistributed net investment loss...............      (59)
Accumulated undistributed net realized loss on
  investments...............................................   (7,837)
Unrealized depreciation of investments......................   (1,259)
                                                              -------
Net assets..................................................  $16,235
                                                              =======

Class IA
  Net asset value per share ($16,235 / 2,822 shares
    outstanding) (100,000 shares authorized).......  $5.75
                                                     =====

    *  Non-income producing during the period.

   @@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD BLUE CHIP II HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 94.5%
            BANKS -- 12.8%
     5      American Express Co. .............................  $   185
     3      Bank of America Corp. ............................      225
    16      Citigroup, Inc. ..................................      632
     4      Fannie Mae........................................      317
     4      Fifth Third Bancorp...............................      240
     4      Freddie Mac.......................................      245
     8      Morgan (J.P.) Chase & Co. ........................      261
     6      Wells Fargo Co. ..................................      300
                                                                -------

                                                                  2,405
                                                                -------

            BUSINESS SERVICES -- 0.7%
     5      Interpublic Group of Cos., Inc. (The).............      129
                                                                -------

            CHEMICALS -- 0.8%
     3      Air Products & Chemicals, Inc. ...................      146
                                                                -------

            COMMUNICATIONS -- 2.2%
     3      BellSouth Corp. ..................................       95
     1      Motorola, Inc. ...................................       10
     7      SBC Communications, Inc. .........................      204
     7      Vodafone Group PLC, ADR...........................      101
                                                                -------

                                                                    410
                                                                -------

            COMPUTERS & OFFICE EQUIPMENT -- 3.8%
   *28      Cisco Systems, Inc. ..............................      392
    *7      Dell Computer Corp. ..............................      175
     2      International Business Machines Corp. ............      144
                                                                -------

                                                                    711
                                                                -------

            CONSUMER NON-DURABLES -- 5.0%
     3      Cardinal Health, Inc. ............................      190
     4      Colgate-Palmolive Co. ............................      200
     3      Procter & Gamble Co. (The)........................      232
     8      SYSCO Corp. ......................................      218
    *3      Safeway, Inc. ....................................       90
                                                                -------

                                                                    930
                                                                -------

            DRUGS -- 7.3%
    *5      Amgen, Inc. ......................................      201
    *1      Forest Laboratories, Inc. ........................       92
    19      Pfizer, Inc. .....................................      669
     4      Pharmacia Corp. ..................................      161
     5      Wyeth.............................................      251
                                                                -------

                                                                  1,374
                                                                -------

            ELECTRICAL EQUIPMENT -- 1.7%
     3      Allergan, Inc. ...................................      200
    *3      KLA-Tencor Corp. .................................      128
                                                                -------

                                                                    328
                                                                -------

            ELECTRONICS -- 8.3%
    *5      Altera Corp. .....................................       71
    *5      Analog Devices, Inc. .............................      134
    25      General Electric Co. .............................      738
     9      Intel Corp. ......................................      168
    *5      Microchip Technology, Inc. .......................      147
     8      Texas Instruments, Inc. ..........................      182
    *5      Xilinx, Inc. .....................................      117
                                                                -------

                                                                  1,557
                                                                -------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            ENERGY & SERVICES -- 5.5%
     4      ENSCO International, Inc. ........................  $    95
    16      ExxonMobil Corp. .................................      655
    *2      Nabors Industries Ltd. ...........................       74
     3      Schlumberger Ltd. ................................      121
     3      Transocean, Inc. .................................       87
                                                                -------
                                                                  1,032
                                                                -------

            FINANCIAL SERVICES -- 3.1%
     2      Goldman Sachs Group, Inc. (The)...................      132
     5      Merrill Lynch & Co., Inc. ........................      203
     6      Morgan Stanley Dean Witter & Co. .................      254
                                                                -------
                                                                    589
                                                                -------

            FOOD, BEVERAGE & TOBACCO -- 2.8%
     1      Anheuser-Busch Cos., Inc. ........................       55
     3      Coca-Cola Co. (The)...............................      174
     6      PepsiCo., Inc. ...................................      289
                                                                -------
                                                                    518
                                                                -------

            HEALTH SERVICES -- 2.0%
     5      HCA, Inc. ........................................      233
    *2      Tenet Healthcare Corp. ...........................      150
                                                                -------
                                                                    383
                                                                -------

            INSURANCE -- 5.2%
     8      American International Group, Inc. ...............      525
    *4      Prudential Financial, Inc. .......................      120
     3      UnitedHealth Group, Inc. .........................      256
     1      XL Capital Ltd., Class A..........................       76
                                                                -------
                                                                    977
                                                                -------

            MACHINERY -- 2.4%
   *12      Applied Materials, Inc. ..........................      234
     3      United Technologies Corp. ........................      210
                                                                -------
                                                                    444
                                                                -------

            MEDIA & ENTERTAINMENT -- 2.3%
    *4      Clear Channel Communications, Inc. ...............      125
    *7      Viacom, Inc., Class B.............................      315
                                                                -------
                                                                    440
                                                                -------

            MEDICAL INSTRUMENTS & SUPPLIES -- 6.6%
    *3      Baxter International, Inc. .......................      138
    10      Johnson & Johnson.................................      544
     7      Medtronic, Inc. ..................................      313
    *2      St. Jude Medical, Inc. ...........................      118
    *4      Zimmer Holdings, Inc. ............................      125
                                                                -------
                                                                  1,238
                                                                -------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- (CONTINUED)
            METALS, MINERALS & MINING -- 1.8%
     4      Alcoa, Inc. ......................................  $   143
     3      Lockheed Martin Corp. ............................      195
                                                                -------

                                                                    338
                                                                -------

            RETAIL -- 9.0%
    *3      Bed Bath & Beyond, Inc. ..........................      121
    *3      Costco Wholesale Corp. ...........................      100
    10      Home Depot, Inc. (The)............................      367
    *3      Kohl's Corp. .....................................      196
     4      Limited Brands, Inc. .............................       94
     6      Target Corp. .....................................      221
     9      Wal-Mart Stores, Inc. ............................      510
     2      Walgreen Co. .....................................       81
                                                                -------

                                                                  1,690
                                                                -------

            SOFTWARE & SERVICES -- 7.4%
    *9      AOL Time Warner, Inc. ............................      131
     7      First Data Corp. .................................      246
    *4      Fiserv, Inc. .....................................      154
   *12      Microsoft Corp. ..................................      635
    *9      Oracle Corp. .....................................       88
    *7      VERITAS Software Corp. ...........................      133
                                                                -------

                                                                  1,387
                                                                -------

            TRANSPORTATION -- 2.1%
     2      Canadian National Railway Co. ....................      114
     5      Carnival Corp., Class A...........................      136
     1      General Dynamics Corp. ...........................      138
                                                                -------

                                                                    388
                                                                -------

            UTILITIES -- 1.7%
     5      Duke Energy Corp. ................................      165
     3      El Paso Corp. ....................................       54
     2      FPL Group, Inc. ..................................      114
                                                                -------

                                                                    333
                                                                -------

            Total common stocks...............................  $17,747
                                                                =======

PRINCIPAL                                                       MARKET
AMOUNT                                                           VALUE
  ----                                                          -------
SHORT-TERM SECURITIES -- 4.7%
            CORPORATE NOTES -- 3.1%
  $583      Federal Home Loan Bank
              1.87% due 07/01/02..............................  $   583

            INVESTMENT COMPANIES -- 0.3%
    51      State Street Money Market Fund
              1.66% due 07/01/02..............................       51

            U.S. TREASURY BILLS -- 1.3%
   250      1.665% due 09/19/02...............................      249
                                                                -------

            Total short-term securities.......................  $   883
                                                                =======


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $21,790)........    94.5%  $17,747
Total short-term securities (cost $883)...     4.7       883
                                            ------   -------

Total investment in securities
  (total cost $22,673)....................    99.2    18,630
Cash, receivables and other assets........     1.0       172
Payable for securities purchased..........    (0.1)      (14)
Other liabilities.........................    (0.1)      (12)
                                            ------   -------

Net assets................................   100.0%  $18,776
                                            ======   =======


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.010 per share; 100,000 shares
  authorized; 3,203 shares outstanding......................  $    32
Capital surplus.............................................   28,750
Accumulated undistributed net investment loss...............      (11)
Accumulated undistributed net realized loss on
  investments...............................................   (5,958)
Unrealized depreciation of investments......................   (4,043)
Unrealized appreciation of futures contracts................        6
                                                              -------
Net assets..................................................  $18,776
                                                              =======


Class IA
  Net asset value per share ($18,776 / 3,203 shares
    outstanding) (100,000 shares authorized).......  $5.86
                                                     =====

    *  Non-income producing during the period.


The accompanying notes are an integral part of this financial statement.

 HARTFORD BLUE CHIP STOCK HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 99.3%
            BANKS -- 17.9%
       8    American Express Co. .............................  $    283
      40    Bank of America Corp. ............................     2,843
      41    Bank of New York Co., Inc. (The)..................     1,374
      18    Capital One Financial Corp. ......................     1,111
     191    Citigroup, Inc. ..................................     7,411
      39    Fannie Mae........................................     2,906
      27    Fifth Third Bancorp...............................     1,813
     101    Freddie Mac.......................................     6,163
      69    Mellon Financial Corp. ...........................     2,162
      17    Northern Trust Corp. .............................       767
      11    SLM Corp. ........................................     1,037
      46    State Street Corp. ...............................     2,034
      78    U.S. Bancorp......................................     1,831
      41    Wells Fargo Co. ..................................     2,027
                                                                --------

                                                                  33,762
                                                                --------

            BUSINESS SERVICES -- 3.1%
     *17    Accenture Ltd. ...................................       325
     *72    Cendant Corp. ....................................     1,139
     *98    Concord EFS, Inc. ................................     2,948
      31    Omnicom Group, Inc. ..............................     1,397
       4    Paychex, Inc. ....................................       113
                                                                --------

                                                                   5,922
                                                                --------

            COMMUNICATIONS -- 2.4%
       3    AT&T Corp. .......................................        36
      32    Motorola, Inc. ...................................       461
      45    Nokia Corp., ADR..................................       646
     *39    QUALCOMM, Inc. ...................................     1,080
       2    Verizon Communications, Inc. .....................        68
     159    Vodafone Group PLC, ADR...........................     2,169
                                                                --------

                                                                   4,460
                                                                --------

            COMPUTERS & OFFICE EQUIPMENT -- 3.4%
       3    3M Co. ...........................................       357
     *10    Brocade Communications Systems, Inc. .............       180
    *197    Cisco Systems, Inc. ..............................     2,747
     *58    Dell Computer Corp. ..............................     1,521
       8    International Business Machines Corp. ............       547
     *19    Lexmark International, Inc. ......................     1,023
                                                                --------

                                                                   6,375
                                                                --------

            CONSUMER DURABLES -- 0.1%
       3    Newell Rubbermaid, Inc. ..........................       102
                                                                --------

            CONSUMER NON-DURABLES -- 3.1%
      24    AmerisourceBergen Corp. ..........................     1,816
      20    Cardinal Health, Inc. ............................     1,222
      17    Colgate-Palmolive Co. ............................       856
     a 9    Mattel, Inc. .....................................       181
       4    Procter & Gamble Co. (The)........................       366
       4    SYSCO Corp. ......................................       120
      93    Tyco International Ltd. ..........................     1,256
                                                                --------

                                                                   5,817
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            DRUGS -- 10.5%
      50    Abbott Laboratories...............................  $  1,879
     *24    Amgen, Inc. ......................................     1,001
     *18    Biovail Corp. ....................................       515
      10    Eli Lilly & Co. ..................................       564
      *8    Forest Laboratories, Inc. ........................       595
    *@@0    Genentech, Inc. ..................................        10
      *8    IDEC Pharmaceuticals Corp. .......................       266
      *3    King Pharmaceuticals, Inc. .......................        76
     *35    MedImmune, Inc. ..................................       935
     @@0    Merck & Co., Inc. ................................        15
     222    Pfizer, Inc. .....................................     7,767
      37    Pharmacia Corp. ..................................     1,377
      17    Schering-Plough Corp. ............................       421
      86    Wyeth.............................................     4,408
                                                                --------
                                                                  19,829
                                                                --------

            EDUCATION -- 0.8%
     *38    Apollo Group, Inc. ...............................     1,478
                                                                --------

            ELECTRICAL EQUIPMENT -- 2.0%
      10    Allergan, Inc. ...................................       688
      41    Danaher Corp. ....................................     2,694
      *9    KLA-Tencor Corp. .................................       378
      *3    Waters Corp. .....................................        91
                                                                --------
                                                                   3,851
                                                                --------

            ELECTRONICS -- 6.0%
     *40    Analog Devices, Inc. .............................     1,200
     *13    Celestica, Inc. ..................................       293
     157    General Electric Co. .............................     4,555
      65    Intel Corp. ......................................     1,188
       7    Linear Technology Corp. ..........................       207
     *51    Maxim Integrated Products, Inc. ..................     1,966
      *9    QLogic Corp. .....................................       343
      59    Texas Instruments, Inc. ..........................     1,401
     *10    Xilinx, Inc. .....................................       229
                                                                --------
                                                                  11,382
                                                                --------

            ENERGY & SERVICES -- 2.7%
     *32    BJ Services Co. ..................................     1,088
      17    ChevronTexaco Corp. ..............................     1,513
      50    ExxonMobil Corp. .................................     2,028
      13    Transocean, Inc. .................................       402
                                                                --------
                                                                   5,031
                                                                --------

            FINANCIAL SERVICES -- 3.0%
      45    Charles Schwab Corp. (The)........................       502
      21    Franklin Resources, Inc. .........................       895
      16    Goldman Sachs Group, Inc. (The)...................     1,137
      32    Merrill Lynch & Co., Inc. ........................     1,280
      42    Morgan Stanley Dean Witter & Co. .................     1,827
                                                                --------
                                                                   5,641
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            FOOD, BEVERAGE & TOBACCO -- 4.1%
       4    Anheuser-Busch Cos., Inc. ........................  $    195
      51    Coca-Cola Co. (The)...............................     2,878
     @@0    JM Smucker Co. (The)..............................         0
      45    PepsiCo., Inc. ...................................     2,145
      58    Philip Morris Cos., Inc. .........................     2,538
                                                                --------

                                                                   7,756
                                                                --------

            HEALTH SERVICES -- 1.8%
      30    HCA, Inc. ........................................     1,439
     *25    Laboratory Corp. of American Holdings.............     1,150
     *10    Tenet Healthcare Corp. ...........................       744
                                                                --------

                                                                   3,333
                                                                --------

            INSURANCE -- 9.8%
      22    Ace Ltd. .........................................       689
       7    Allstate Corp. (The)..............................       240
      59    American International Group, Inc. ...............     4,039
      *3    John Hancock Financial Services, Inc. ............       120
      24    Marsh & McLennan Cos., Inc. ......................     2,328
      18    Progressive Corp. (The)...........................     1,053
      70    UnitedHealth Group, Inc. .........................     6,407
     *37    Wellpoint Health Networks, Inc. ..................     2,879
      10    XL Capital Ltd., Class A..........................       839
                                                                --------

                                                                  18,594
                                                                --------

            MACHINERY -- 2.0%
     *51    Applied Materials, Inc. ..........................       962
      48    Baker Hughes, Inc. ...............................     1,601
     *18    Smith International, Inc. ........................     1,214
                                                                --------

                                                                   3,777
                                                                --------

            MEDIA & ENTERTAINMENT -- 5.0%
     *62    Clear Channel Communications, Inc. ...............     1,979
     *61    Comcast Corp., Class A............................     1,454
     *20    EchoStar Communications Corp., Class A............       367
     *34    USA Networks, Inc. ...............................       804
     *10    Univision Communications, Inc. ...................       298
     *96    Viacom, Inc., Class B.............................     4,279
     *14    Walt Disney Co. (The).............................       261
                                                                --------

                                                                   9,442
                                                                --------

            MEDICAL INSTRUMENTS & SUPPLIES -- 3.6%
     *46    Baxter International, Inc. .......................     2,022
     *12    Guidant Corp. ....................................       360
      69    Johnson & Johnson.................................     3,616
      21    Medtronic, Inc. ..................................       896
                                                                --------

                                                                   6,894
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            RETAIL -- 6.6%
     *16    Best Buy Co., Inc. ...............................  $    572
      83    Home Depot, Inc. (The)............................     3,052
     *10    Kohl's Corp. .....................................       694
     *33    Starbucks Corp. ..................................       810
      87    Target Corp. .....................................     3,315
      57    Wal-Mart Stores, Inc. ............................     3,114
      25    Walgreen Co. .....................................       958
                                                                --------
                                                                  12,515
                                                                --------

            RUBBER & PLASTICS PRODUCTS -- 0.3%
      10    NIKE, Inc., Class B...............................       515
                                                                --------

            SOFTWARE & SERVICES -- 9.5%
    *153    AOL Time Warner, Inc. ............................     2,246
       9    Adobe Systems, Inc. ..............................       257
     *45    Affiliated Computer Services, Inc., Class A.......     2,118
      32    Automatic Data Processing, Inc. ..................     1,411
      *2    DST Systems, Inc. ................................        78
      *6    Electronic Arts, Inc. ............................       363
     131    First Data Corp. .................................     4,858
    *113    Microsoft Corp. ..................................     6,165
      *3    Siebel Systems, Inc. .............................        48
     *21    VERITAS Software Corp. ...........................       415
                                                                --------
                                                                  17,959
                                                                --------

            TRANSPORTATION -- 1.6%
       3    General Dynamics Corp. ...........................       330
      20    Harley-Davidson, Inc. ............................     1,020
       9    Honeywell International, Inc. ....................       303
      23    United Parcel Service, Inc. ......................     1,414
                                                                --------
                                                                   3,067
                                                                --------

            UTILITIES -- 0.0%
       1    El Paso Corp. ....................................        27
      *4    Waste Management, Inc. ...........................        91
                                                                --------
                                                                     118
                                                                --------
            Total common stocks...............................  $187,620
                                                                ========


The accompanying notes are an integral part of this financial statement.

 HARTFORD BLUE CHIP STOCK HLS FUND

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
SHORT-TERM SECURITIES -- 0.3%
            INVESTMENT COMPANIES -- 0.3%
 $   202    State Street Money Market Fund
              1.66% due 07/01/02..............................  $    202
     307    T Rowe Reserve Fund
              1.95% due 07/01/02..............................       307
                                                                --------

                                                                     509
                                                                --------

            Total short-term securities.......................  $    509
                                                                ========


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $207,714).........................     99.3%  $187,620
Total short-term securities (cost $509).....................      0.3        509
                                                               ------   --------

Total investment in securities
  (total cost $208,223).....................................     99.6    188,129
Cash, receivables and other assets..........................      0.9      1,791
Payable for securities purchased............................     (0.5)      (905)
Other liabilities...........................................      0.0        (51)
                                                               ------   --------

Net assets..................................................    100.0%  $188,964
                                                               ======   ========


                                                               MARKET
                                                               VALUE
                                                              --------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.010 per share; 100,000 shares
  authorized; 13,551 shares outstanding.....................  $    136
Capital surplus.............................................   225,752
Accumulated undistributed net investment loss...............       (51)
Accumulated undistributed net realized loss
  on investments............................................   (16,779)
Unrealized depreciation of investments......................   (20,094)
                                                              --------

Net assets..................................................  $188,964
                                                              ========


Class IA
  Net asset value per share ($188,964 / 13,551 shares
    outstanding) (100,000 shares authorized)................  $13.94
                                                              ======

    *  Non-income producing during the period.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 97.0%
            BANKS -- 20.9%
      75    Astoria Financial Corp. ..........................  $  2,417
     134    Citigroup, Inc. ..................................     5,177
      10    Fannie Mae........................................       760
      23    Freddie Mac.......................................     1,414
     170    Hibernia Corp., Class A...........................     3,360
      33    Morgan (J.P.) Chase & Co. ........................     1,123
      63    UnionBanCal Corp. ................................     2,970
     127    Washington Mutual, Inc. ..........................     4,720
                                                                --------

                                                                  21,941
                                                                --------

            BUSINESS SERVICES -- 1.6%
     *73    KPMG Consulting, Inc. ............................     1,077
    *236    UnitedGlobalCom, Inc., Class A....................       648
                                                                --------

                                                                   1,725
                                                                --------

            CHEMICALS -- 2.5%
      12    Air Products & Chemicals, Inc. ...................       606
      21    Aventis S.A., ADR.................................     1,486
      14    Rohm & Haas Co. ..................................       559
                                                                --------

                                                                   2,651
                                                                --------

            COMMUNICATIONS -- 1.1%
      94    AT&T Corp. .......................................     1,000
    *128    McLeodUSA, Inc., Class A..........................        54
*##2,186    McLeodUSA, Inc., Class A..........................         0
    *702    WorldCom, Inc. ...................................        63
                                                                --------

                                                                   1,117
                                                                --------

            COMPUTERS & OFFICE EQUIPMENT -- 4.7%
     *75    Cirrus Logic, Inc. ...............................       562
     *56    Dell Computer Corp. ..............................     1,474
      29    International Business Machines Corp. ............     2,110
    *121    Solectron Corp. ..................................       746
                                                                --------

                                                                   4,892
                                                                --------

            CONSTRUCTION -- 3.6%
      90    Granite Construction, Inc. .......................     2,285
     *52    Toll Brothers, Inc. ..............................     1,527
                                                                --------

                                                                   3,812
                                                                --------

            CONSUMER DURABLES -- 2.1%
     *80    Arrow Electronics, Inc. ..........................     1,654
      16    Lafarge North America, Inc. ......................       555
                                                                --------

                                                                   2,209
                                                                --------

            CONSUMER NON-DURABLES -- 4.5%
     *63    Safeway, Inc. ....................................     1,845
     211    Tyco International Ltd. ..........................     2,848
                                                                --------

                                                                   4,693
                                                                --------

            DRUGS -- 3.6%
      23    Abbott Laboratories...............................       866
      77    Pharmacia Corp. ..................................     2,876
                                                                --------

                                                                   3,742
                                                                --------

            ELECTRICAL EQUIPMENT -- 1.2%
      32    Rockwell Automation, Inc. ........................       641
     *28    Teradyne, Inc. ...................................       660
                                                                --------

                                                                   1,301
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            ELECTRONICS -- 1.5%
     *71    Vishay Intertechnology, Inc. .....................  $  1,567
                                                                --------

            ENERGY & SERVICES -- 9.3%
      43    Cabot Oil & Gas Corp. ............................       978
      51    Devon Energy Corp. ...............................     2,528
      79    Encana Corp. .....................................     2,410
      29    IHC Caland N.V. ..................................     1,758
     111    Petroleo Brasileiro S.A., ADR.....................     2,095
                                                                --------
                                                                   9,769
                                                                --------

            FOOD, BEVERAGE & TOBACCO -- 0.8%
     *27    Constellation Brands, Inc. .......................       864
                                                                --------

            FOREST & PAPER PRODUCTS -- 2.3%
     263    Abitibi-Consolidated, Inc. .......................     2,424
                                                                --------

            INSURANCE -- 11.5%
      50    Ace Ltd. .........................................     1,564
     *25    Arch Capital Group Ltd. ..........................       695
     *71    Health Net, Inc. .................................     1,911
     *72    Oxford Health Plans, Inc. ........................     3,331
     124    RenaissanceRe Holdings, Ltd. .....................     4,545
                                                                --------
                                                                  12,046
                                                                --------

            MACHINERY -- 3.0%
    *109    Axcelis Technologies, Inc. .......................     1,236
      17    Eaton Corp. ......................................     1,229
     *22    Flowserve Corp. ..................................       668
                                                                --------
                                                                   3,133
                                                                --------

            MEDIA & ENTERTAINMENT -- 3.3%
     *33    COX Communications, Inc. .........................       904
    *106    Comcast Corp., Class A............................     2,518
                                                                --------
                                                                   3,422
                                                                --------

            METALS, MINERALS & MINING -- 4.3%
     125    Alcoa, Inc. ......................................     4,154
      12    Engelhard Corp. ..................................       334
                                                                --------
                                                                   4,488
                                                                --------

            RESEARCH & TESTING FACILITIES -- 0.1%
       4    Monsanto Co. .....................................        68
                                                                --------

            RETAIL -- 6.4%
      48    Ross Stores, Inc. ................................     1,940
     245    TJX Cos., Inc. (The)..............................     4,802
                                                                --------
                                                                   6,742
                                                                --------

            SOFTWARE & SERVICES -- 2.7%
    *136    AOL Time Warner, Inc. ............................     1,993
   *+287    SONICblue, Inc. ..................................       296
     *50    Sybase, Inc. .....................................       526
                                                                --------
                                                                   2,815
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            TRANSPORTATION -- 2.2%
      17    Canadian National Railway Co. ....................  $    901
     *44    Continental Airlines, Inc., Class B...............       693
     *66    ExpressJet Holdings, Inc. ........................       863
                                                                --------

                                                                   2,457
                                                                --------

            UTILITIES -- 3.8%
      12    CMS Energy Corp. .................................       131
      50    FirstEnergy Corp. ................................     1,652
      25    PPL Corp. ........................................       837
      29    Progress Energy, Inc. ............................     1,524
                                                                --------

                                                                   4,144
                                                                --------

            Total common stocks...............................  $102,022
                                                                ========

PRINCIPAL
 AMOUNT
 -------
SHORT-TERM SECURITIES -- 1.0%
            REPURCHASE AGREEMENT -- 1.0%
 $ 1,065    Joint Repurchase Agreement (See Note 2(d))
              1.884% due 07/01/02.............................  $  1,065
                                                                --------

            Total short-term securities.......................  $  1,065
                                                                ========


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $113,627).........................     97.0%  $102,022
Total short-term securities (cost $1,065)...................      1.0      1,065
                                                               ------   --------

Total investment in securities
  (total cost $114,692).....................................     98.0    103,087
Cash, receivables and other assets..........................      2.5      2,626
Payable for securities purchased............................     (0.5)      (521)
Other liabilities...........................................     (0.0)       (29)
                                                               ------   --------

Net assets..................................................    100.0%  $105,163
                                                               ======   ========


                                                               MARKET
                                                               VALUE
                                                              --------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.010 per share; 200,000 shares
  authorized; 8,768 shares outstanding......................  $     88
Capital surplus.............................................   125,149
Accumulated undistributed net investment income.............       340
Distribution in excess of net realized gain
  on investments............................................    (8,810)
Unrealized depreciation of investments......................   (11,605)
Unrealized appreciation of other assets and liabilities in
  foreign currencies........................................         1
                                                              --------

Net assets..................................................  $105,163
                                                              ========



Class IA
  Net asset value per share ($104,990 / 8,754
    shares outstanding) (187,500 shares
    authorized)...................................  $11.99
                                                    ======
Class IB
  Net asset value per share ($173 / 14 shares
    outstanding) (12,500 shares authorized).......  $11.99
                                                    ======


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

   ##  Illiquid Securities. (See Note 2(m))

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALL CAP VALUE HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              MARKET
SHARES                                                        VALUE
------                                                       --------
COMMON STOCKS -- 93.9%
         APPAREL & TEXTILE -- 2.0%
   136   Wolverine World Wide, Inc. .......................  $  2,373
                                                             --------

         BANKS -- 7.8%
    45   Downey Financial Corp. ...........................     2,126
    50   FNB Corp. ........................................     1,384
   +70   Greater Bay Bancorp...............................     2,153
    65   Seacoast Financial Services Corp. ................     1,630
    50   Susquehanna Bancshares, Inc. .....................     1,136
    35   Waypoint Financial Corp. .........................       684
                                                             --------

                                                                9,113
                                                             --------

         BUSINESS SERVICES -- 1.1%
  *105   Spherion Corp. ...................................     1,250
                                                             --------

         CHEMICALS -- 1.2%
   130   PolyOne Corp. ....................................     1,463
                                                             --------

         COMMUNICATIONS -- 2.8%
  *105   C-COR.net Corp. ..................................       735
  *135   DMC Stratex Networks, Inc. .......................       271
   *64   Foundry Networks, Inc. ...........................       450
  *200   Openwave Systems, Inc. ...........................     1,122
  *135   REMEC, Inc. ......................................       757
                                                             --------

                                                                3,335
                                                             --------

         COMPUTERS & OFFICE EQUIPMENT -- 2.2%
  *170   Advanced Digital Information Corp. ...............     1,433
  *+94   Infocus Corp. ....................................     1,107
                                                             --------

                                                                2,540
                                                             --------

         CONSTRUCTION -- 4.7%
  *140   Dycom Industries, Inc. ...........................     1,637
    30   Pulte Corp. ......................................     1,724
    63   Standard-Pacific Corp. ...........................     2,193
                                                             --------

                                                                5,554
                                                             --------

         CONSUMER DURABLES -- 3.5%
    40   Carlisle Cos., Inc. ..............................     1,799
    90   La-Z-Boy, Inc. ...................................     2,270
                                                             --------

                                                                4,069
                                                             --------

         CONSUMER SERVICES -- 1.9%
   *86   Dollar Thrifty Automotive Group, Inc. ............     2,214
                                                             --------

         ELECTRICAL EQUIPMENT -- 1.3%
  *100   Newport Corp. ....................................     1,566
                                                             --------

         ELECTRONICS -- 1.6%
   *70   Integrated Silicon Solutions, Inc. ...............       624
   *13   Rayovac Corp. ....................................       242
  *125   Silicon Storage Technology, Inc. .................       975
                                                             --------

                                                                1,841
                                                             --------

         ENERGY & SERVICES -- 10.2%
  *230   Key Energy Services, Inc. ........................     2,415
   *50   Newfield Exploration Co. .........................     1,859
  *130   Newpark Resources, Inc. ..........................       956
    64   Noble Energy, Inc. ...............................     2,307
    75   Pogo Producing Co. ...............................     2,447
   *48   Stone Energy Corp. ...............................     1,932
                                                             --------

                                                               11,916
                                                             --------

                                                              MARKET
SHARES                                                        VALUE
------                                                       --------
         FINANCIAL SERVICES -- 6.6%
    55   Brandywine Realty Trust...........................  $  1,425
    60   Home Properties of New York, Inc. ................     2,276
   110   JDN Realty Corp. .................................     1,375
    30   Parkway Properties, Inc. .........................     1,091
    50   Prentiss Properties Trust.........................     1,588
                                                             --------
                                                                7,755
                                                             --------

         FOREST & PAPER PRODUCTS -- 2.2%
    58   Longview Fibre Co. ...............................       542
    42   Rayonier, Inc. ...................................     2,057
                                                             --------
                                                                2,599
                                                             --------

         HEALTH SERVICES -- 6.0%
  *280   Beverly Enterprises, Inc. ........................     2,131
   *43   LifePoint Hospitals, Inc. ........................     1,543
   *95   Manor Care, Inc. .................................     2,185
  *+55   Province Healthcare Co. ..........................     1,230
                                                             --------
                                                                7,089
                                                             --------

         INSURANCE -- 3.0%
    26   Horace Mann Educators Corp. ......................       484
   *48   IPC Holdings Ltd. ................................     1,466
    50   Old Republic International Corp. .................     1,575
                                                             --------
                                                                3,525
                                                             --------

         MACHINERY -- 10.2%
   *81   Asyst Technologies, Inc. .........................     1,647
    60   Briggs & Stratton Corp. ..........................     2,300
  *130   Joy Global, Inc. .................................     2,254
    70   Kaydon Corp. .....................................     1,653
   *62   Manitowoc Co., Inc. ..............................     2,200
    35   Tecumseh Products Co. ............................     1,858
                                                             --------
                                                               11,912
                                                             --------

         MEDICAL INSTRUMENTS & SUPPLIES -- 1.6%
    50   Invacare Corp. ...................................     1,850
                                                             --------

         METALS, MINERALS & MINING -- 2.3%
 *+135   Global Power Equipment Group, Inc. ...............     1,337
   *94   Maverick Tube Corp. ..............................     1,412
                                                             --------
                                                                2,749
                                                             --------

         REAL ESTATE -- 1.4%
    50   Gables Residential Trust (REIT)...................     1,597
                                                             --------

         RETAIL -- 1.0%
  *+43   Childrens Place Retail Stores, Inc. (The).........     1,140
                                                             --------

         RUBBER & PLASTICS PRODUCTS -- 0.9%
    47   Schulman (A.), Inc. ..............................     1,015
                                                             --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALL CAP VALUE HLS FUND

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              MARKET
SHARES                                                        VALUE
------                                                       --------
COMMON STOCKS -- (CONTINUED)
         SOFTWARE & SERVICES -- 7.6%
   *90   Captaris, Inc. ...................................  $    266
   *62   Cognex Corp. .....................................     1,243
   *66   Covansys Corp. ...................................       371
  *100   Filenet Corp. ....................................     1,450
  *110   Informatica Corp. ................................       780
  *150   Micromuse, Inc. ..................................       668
   *75   Progress Software Corp. ..........................     1,107
  *160   SonicWALL, Inc. ..................................       803
   *85   Transaction Systems Architects, Inc. .............     1,000
  *125   webMethods, Inc. .................................     1,238
                                                             --------

                                                                8,926
                                                             --------

         TRANSPORTATION -- 10.8%
    70   AO Smith Corp. ...................................     2,185
    71   CNF Transportation, Inc. .........................     2,697
    89   Federal Signal Corp. .............................     2,129
   *73   Kansas City Southern..............................     1,241
    35   Teekay Shipping Corp. ............................     1,292
   100   Trinity Industries, Inc. .........................     2,072
  *100   Wabash National Corp. ............................     1,000
                                                             --------

                                                               12,616
                                                             --------

         Total common stocks...............................  $110,007
                                                             ========

PRINCIPAL
AMOUNT
------
SHORT-TERM SECURITIES -- 6.4%
         REPURCHASE AGREEMENT -- 6.4%
$7,558   Joint Repurchase Agreement (See Note 2(d))
           1.25% due 07/01/02..............................  $  7,558
                                                             --------

         Total short-term securities.......................  $  7,558
                                                             ========


                                                                        MARKET
                                                                        VALUE
                                                                       --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $100,360).........................    93.9%  $110,007
Total short-term securities (cost 7,558)....................     6.4      7,558
                                                              ------   --------

Total investment in securities
  (total cost $107,918).....................................   100.3    117,565
Cash, receivables and other assets..........................     0.8        944
Payable for securities purchased............................    (0.5)      (582)
Payable for Fund shares redeeemed...........................    (0.6)      (724)
Other liabilities...........................................     0.0        (20)
                                                              ------   --------

Net assets..................................................   100.0%  $117,183
                                                              ======   ========



SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.010 per share; 100,000
  shares authorized; 8,989 shares outstanding...............   $     90
Capital surplus.............................................    104,721
Accumulated undistributed net investment income.............        261
Accumulated undistributed net realized gain on
  investments...............................................      2,464
Unrealized appreciation of investments......................      9,647
                                                               --------
Net assets..................................................   $117,183
                                                               ========


Class IA
  Net asset value per share ($117,183 / 8,989
    shares outstanding) (100,000 shares
    authorized)..................................   $13.04
                                                    ======


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL LEADERS HLS FUND

 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 96.5%
            AEROSPACE & DEFENSE -- 0.5%
     680    British Aerospace PLC.............................  $  3,476
                                                                --------

            APPAREL & TEXTILE -- 1.0%
     *77    Gucci Group N.V. .................................     7,294
                                                                --------

            BANKS -- 14.3%
     344    American Express Co. .............................    12,501
   *+339    BNP Paribas S.A. .................................    18,774
  +3,851    Banca Monte Dei Paschi di Siena S.p.A. ...........    12,512
     +85    Banco Popular Espanol S.A. .......................     3,760
     190    Bank One Corp. ...................................     7,315
     104    Bank of America Corp. ............................     7,303
    +373    Bayerische Vereinsbank AG.........................    12,117
     140    Citigroup, Inc. ..................................     5,413
    *230    Credit Suisse Group...............................     7,292
     283    Royal Bank of Scotland Group PLC..................     8,012
     242    Wachovia Corp. ...................................     9,236
                                                                --------

                                                                 104,235
                                                                --------

            BUSINESS SERVICES -- 0.9%
   1,074    Capita Group PLC..................................     5,108
     385    Rentokil Initial PLC..............................     1,569
                                                                --------

                                                                   6,677
                                                                --------

            CHEMICALS -- 2.6%
      87    BASF AG...........................................     4,053
     439    Imperial Chemical Industries PLC..................     2,139
     285    du Pont (E.I.) de Nemours & Co. ..................    12,641
                                                                --------

                                                                  18,833
                                                                --------

            COMMUNICATIONS -- 7.0%
   1,831    Koninklijke KPN N.V.  ............................     8,571
       1    Nippon Telegraph & Telephone Corp. ...............     5,557
   1,100    Nokia Oyj.........................................    16,101
    *117    QUALCOMM, Inc. ...................................     3,225
   *+680    Tandberg ASA......................................     8,015
   7,215    Vodafone Group PLC................................     9,899
                                                                --------

                                                                  51,368
                                                                --------

            COMPUTERS & OFFICE EQUIPMENT -- 8.3%
      90    3M Co. ...........................................    11,009
  *1,086    Cisco Systems, Inc. ..............................    15,150
    *591    Dell Computer Corp. ..............................    15,449
   1,255    Hewlett-Packard Co. ..............................    19,182
                                                                --------

                                                                  60,790
                                                                --------

            CONSTRUCTION -- 1.8%
     671    Halliburton Co. ..................................    10,693
      35    Lennar Corp. .....................................     2,166
                                                                --------

                                                                  12,859
                                                                --------

            CONSUMER NON-DURABLES -- 1.8%
     315    Gillette Co. (The)................................    10,666
    *121    Mattel, Inc. .....................................     2,542
                                                                --------

                                                                  13,208
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            DRUGS -- 8.6%
    *209    Amgen, Inc. ......................................  $  8,745
     255    AstraZeneca PLC...................................    10,542
     126    Fujisawa Pharmaceutical Co., Ltd. ................     3,017
     *67    Gilead Sciences, Inc. ............................     2,216
    *253    IDEC Pharmaceuticals Corp. .......................     8,972
    *385    Millennium Pharmaceuticals, Inc...................     4,680
     147    Pfizer, Inc. .....................................     5,152
     173    Pharmacia Corp. ..................................     6,494
     105    Roche Holdings AG.................................     7,906
      98    Wyeth.............................................     5,038
                                                                --------
                                                                  62,762
                                                                --------

            ELECTRICAL EQUIPMENT -- 0.6%
  *3,208    Invensys PLC......................................     4,364
                                                                --------

            ELECTRONICS -- 6.7%
     100    General Electric Co. .............................     2,917
     313    Koninklijke Philips Electronics N.V. .............     8,736
      87    Kyocera Corp. ....................................     6,359
     489    Matsushita Electric Industrial Co., Ltd. .........     6,671
     165    STMicroelectronics N.V. ..........................     4,115
     @67    Samsung Electronics Co., Ltd., GDR................     9,254
      66    Sony Corp. .......................................     3,480
    +177    Thales S.A. ......................................     7,517
                                                                --------
                                                                  49,049
                                                                --------

            ENERGY & SERVICES -- 4.8%
  +4,287    Cnooc Ltd. .......................................     5,744
     254    ExxonMobil Corp. .................................    10,373
    +103    TotalFinaElf S.A., B Shares.......................    16,720
     +16    YUKOS, ADR........................................     2,239
                                                                --------
                                                                  35,076
                                                                --------

            FINANCIAL SERVICES -- 2.1%
     319    AXA...............................................     5,833
      29    Goldman Sachs Group, Inc. (The)...................     2,149
      54    Merrill Lynch & Co., Inc. ........................     2,187
   1,033    Nikko Cordial Corp. ..............................     5,214
                                                                --------
                                                                  15,383
                                                                --------

            FOOD, BEVERAGE & TOBACCO -- 5.1%
     883    Imperial Tobacco Group............................    14,294
     149    PepsiCo., Inc. ...................................     7,172
      71    Reynolds (R.J.) Tobacco Holdings, Inc. ...........     3,827
   1,322    Scottish & Newcastle PLC..........................    12,197
                                                                --------
                                                                  37,490
                                                                --------

            FOREST & PAPER PRODUCTS -- 2.9%
     285    International Paper Co. ..........................    12,412
    +223    UPM-Kymmene Oyj...................................     8,763
                                                                --------
                                                                  21,175
                                                                --------

            INSURANCE -- 0.6%
     *44    Aetna, Inc. ......................................     2,111
      37    Chubb Corp. (The).................................     2,613
                                                                --------
                                                                   4,724
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL LEADERS HLS FUND

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            MACHINERY -- 2.8%
    *125    American Standard Cos., Inc. .....................  $  9,380
     227    Deere & Co. ......................................    10,869
                                                                --------

                                                                  20,249
                                                                --------

            MEDIA & ENTERTAINMENT -- 4.1%
  +1,326    Mediaset S.p.A. ..................................    10,264
    +294    News Corp. Ltd., ADR..............................     6,730
     189    Promotora de Informaciones S.A. ..................     1,596
    +350    Societe Television Francaise 1....................     9,363
     *45    Viacom, Inc., Class B.............................     2,014
                                                                --------

                                                                  29,967
                                                                --------

            MEDICAL INSTRUMENTS & SUPPLIES -- 0.2%
     *61    Boston Scientific Corp. ..........................     1,786
                                                                --------

            METALS, MINERALS & MINING -- 2.9%
   *+427    Arcelor...........................................     6,066
   *+432    Freeport-McMoRan Copper & Gold, Inc.,
              Class B.........................................     7,704
    *+84    Inco Ltd..........................................     1,911
    +199    SFK AB............................................     5,150
                                                                --------

                                                                  20,831
                                                                --------

            RESEARCH & TESTING FACILITIES -- 1.0%
    +140    Linde AG..........................................     7,131
                                                                --------

            RETAIL -- 6.7%
     *53    Gucci Group.......................................     4,935
     171    ITO-YOKADO Co., Ltd. .............................     8,560
      47    Lowe's Cos., Inc. ................................     2,125
     479    Marks & Spencer PLC...............................     2,720
    *257    McDonald's Corp. .................................     7,323
    *509    Staples, Inc. ....................................    10,031
      70    Wal-Mart Stores, Inc. ............................     3,867
    *150    eBay, Inc. .......................................     9,249
                                                                --------

                                                                  48,810
                                                                --------

            SOFTWARE & SERVICES -- 3.8%
    *143    Microsoft Corp. ..................................     7,822
  *1,689    Oracle Corp. .....................................    15,999
    *114    Trend Micro, Inc. ................................     3,172
                                                                --------

                                                                  26,993
                                                                --------

            TRANSPORTATION -- 5.4%
    +138    Canadian National Railway Co. ....................     7,143
    +118    DaimlerChrysler AG................................     5,725
      77    Harley-Davidson, Inc. ............................     3,932
      76    Northrop Grumman Corp. ...........................     9,488
   1,401    P&O Princess Cruises PLC..........................     8,840
     +74    Peugeot Citroen S.A. .............................     3,830
                                                                --------

                                                                  38,958
                                                                --------

            Total common stocks (cost $709,431)...............  $703,488
                                                                ========

CONVERTIBLE PREFERRED STOCKS -- 0.7%
            COMMUNICATIONS -- 0.7%
     @@0    Nortel Networks Corp. (Communications)............  $  5,054
                                                                --------

            Total convertible preferred stocks
              (cost $4,743)...................................  $  5,054
                                                                ========

PRINCIPAL
 AMOUNT
 -------
SHORT-TERM SECURITIES -- 4.6%
            REPURCHASE AGREEMENT -- 4.6%
 $33,465    Joint Repurchase Agreement
              (See Note 2(d))
              1.884% due 07/01/02.............................  $ 33,465
                                                                --------

            Total short-term securities (cost $33,465)........  $ 33,465
                                                                ========


STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investment in securities, at value
  (total cost $747,639) -- see accompanying portfolio.......  $742,007
Receivable for securities sold..............................    52,305
Receivable for Fund shares redeemed.........................       137
Receivable for dividends and interest.......................     1,213
Security lending collateral.................................   104,980
Cash and other assets.......................................        79
                                                              --------
Total assets................................................   900,721
                                                              ========
LIABILITIES
Payable for securities purchased............................    48,570
Payable for Fund shares sold................................    17,830
Security lending collateral payable to brokers..............   104,980
Other liabilities...........................................       115
                                                              --------
Total liabilities...........................................   171,495
                                                              ========
Net assets..................................................  $729,226
                                                              ========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.001 per share; 800,000 shares
  authorized; 550,990 shares outstanding....................  $    551
Capital surplus.............................................   915,529
Accumulated undistributed net investment income.............     3,650
Accumulated undistributed net realized loss
  on investments............................................  (184,994)
Unrealized depreciation of investments......................    (5,632)
Unrealized appreciation of forward foreign currency
  contracts (See Note 2(g))@@@..............................        33
Unrealized appreciation of other assets and liabilities in
  foreign currencies........................................        89
                                                              --------
Net assets..................................................  $729,226
                                                              ========

Class IA
  Net asset value per share ($676,758 / 511,235
    shares outstanding) (600,000 shares
    authorized)....................................  $1.32
                                                     =====
Class IB
  Net asset value per share ($52,468 / 39,755
    shares outstanding) (200,000 shares
    authorized)....................................  $1.32
                                                     =====

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of these securities amounted to $9,254 or 1.3% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

       @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2002

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
British Pound (Buy)             $2,160             $2,171          7/3/2002              $(11)
British Pound (Sell)               988                990          7/1/2002                 2
British Pound (Sell)               794                796          7/2/2002                 2
EURO (Buy)                       1,609              1,600          7/1/2002                 9
EURO (Buy)                       4,910              4,899          7/2/2002                11
EURO (Buy)                         709                711          7/3/2002                (2)
Japanese Yen (Sell)              4,426              4,450          7/1/2002                24
Swiss Franc (Buy)                  945                947          7/3/2002                (2)
                                                                                         ----
                                                                                         $ 33
                                                                                         ====

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL STOCK HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 99.2%
            AUSTRALIA -- 1.6%
     282    BHP Billiton Ltd. (Metals, Minerals &
              Mining).........................................  $  1,631
                                                                --------

            FINLAND -- 1.7%
      77    Nokia Oyj (Communications)........................     1,133
      15    UPM-Kymmene Oyj (Forest & Paper
              Products).......................................       594
                                                                --------

                                                                   1,727
                                                                --------

            FRANCE -- 10.8%
      72    Alcatel S.A. (Communications).....................       503
     *58    BNP Paribas S.A. (Banks)..........................     3,191
      20    Carrefour S.A. (Retail)...........................     1,061
      35    Lagardere S.C.A. (Media & Entertainment)..........     1,528
      11    Schneider Electric Sa (Electronics)...............       597
      46    Suez S.A. (Energy & Services).....................     1,237
      18    TotalFinaElf S.A., B Shares (Energy &
              Services).......................................     2,875
                                                                --------

                                                                  10,992
                                                                --------

            GERMANY -- 6.3%
       4    Allianz AG (Insurance)............................       822
      21    BMW AG (Transportation)...........................       854
      45    Metro AG (Retail).................................     1,369
      16    Siemens AG (Electronics)..........................       948
      42    Veba AG (Utilities)...............................     2,424
                                                                --------

                                                                   6,417
                                                                --------

            HONG KONG -- 0.5%
     135    CLP Holdings Ltd. (Energy & Services).............       535
                                                                --------

            IRELAND -- 3.3%
     106    Allied Irish Banks PLC (Banks)....................     1,404
      50    Bank Of Ireland (Banks)...........................       619
      79    CRH PLC (Metals, Minerals & Mining)...............     1,330
                                                                --------

                                                                   3,353
                                                                --------

            ITALY -- 8.1%
     107    Alleanza Assicurazioni (Insurance)................     1,024
     208    ENI S.p.A. (Energy & Services)....................     3,312
     153    San Paolo -- IMI S.p.A. (Banks)...................     1,535
     301    Telecom Italia S.p.A (Communications).............     2,357
                                                                --------

                                                                   8,228
                                                                --------

            JAPAN -- 15.6%
       8    AIFUL Corp. (Financial Services)..................       518
      22    Acom Co., Ltd. (Financial Services)...............     1,524
      44    Canon, Inc. (Computers & Office
              Equipment)......................................     1,663
     @@0    East Japan Railway Co. (Transportation)...........     1,025
     @@0    NTT DoCoMo, Inc. (Communications).................     1,044
     328    Nikko Cordial Corp. (Financial Services)..........     1,656
     @@0    Nippon Telegraph & Telephone Corp.
              (Communications)................................     1,045
     263    Nissan Motor Co., Ltd. (Transportation)...........     1,821
      12    Orix Corp. (Financial Services)...................       992
      38    Sony Corp. (Electronics)..........................     2,023
      95    Toyota Motor Corp. (Transportation)...............     2,521
                                                                --------

                                                                  15,832
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            NETHERLANDS -- 15.2%
     139    ABN AMRO Holdings N.V. (Financial
              Services).......................................  $  2,521
      45    Azko Nobel N.V. (Chemicals).......................     1,942
      40    Heineken N.V. (Food, Beverage &
              Tobacco)........................................     1,777
      65    ING Groep N.V. (Insurance)........................     1,679
     485    Koninklijke KPN N.V. (Communications).............     2,272
      71    Koninklijke Philips Electronics N.V.
              (Electronics)...................................     1,974
      40    Royal Dutch Petroleum Co. (Energy &
              Services).......................................     2,250
      54    Wolters Kluwer N.V. (Forest & Paper
              Products).......................................     1,016
                                                                --------
                                                                  15,431
                                                                --------

            PORTUGAL -- 0.7%
     104    Portugal Telecom S.G.P.S., S.A.
              (Communications)................................       736
                                                                --------

            SINGAPORE -- 1.9%
     141    Oversea-Chinese Banking Corp., Ltd.
              (Banks).........................................       934
     132    United Overseas Bank Ltd. (Financial
              Services).......................................       951
                                                                --------
                                                                   1,885
                                                                --------

            SPAIN -- 2.8%
      63    Altadis S.A. (Food, Beverage & Tobacco)...........     1,307
     107    Endesa S.A. (Utilities)...........................     1,548
                                                                --------
                                                                   2,855
                                                                --------

            SWEDEN -- 1.1%
     129    Investor AB, Class B (Financial Services).........     1,131
                                                                --------

            SWITZERLAND -- 7.0%
     *48    Compagnie Financiere Richemont AG
              (Retail)........................................     1,099
      89    Novartis AG (Drugs)...............................     3,910
     *42    UBS AG (Banks)....................................     2,112
                                                                --------
                                                                   7,121
                                                                --------

            UNITED KINGDOM -- 22.6%
      98    Abbey National PLC (Financial Services)...........     1,150
     131    Amersham PLC (Medical Instruments &
              Supplies).......................................     1,160
     175    BP PLC (Energy & Services)........................     1,464
    *298    BT Group PLC (Communications).....................     1,145
     169    Boots Co. PLC (Retail)............................     1,677
     131    Cadbury Schweppes PLC (Food,
              Beverage & Tobacco).............................       985
     144    Diageo PLC (Food, Beverage & Tobacco).............     1,871
     154    GlaxoSmithKline PLC (Drugs).......................     3,328
     257    HSBC Holdings PLC (Banks).........................     2,959

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            UNITED KINGDOM -- (CONTINUED)
     112    Imperial Tobacco Group (Food, Beverage &
              Tobacco)........................................  $  1,809
     184    Kingfisher PLC (Retail)...........................       889
     100    Standard Chartered PLC (Financial
              Services).......................................     1,070
     312    Tesco PLC (Retail)................................     1,137
   1,101    Vodafone Group PLC (Communications)...............     1,510
  *1,030    mm02 PLC (Communications).........................       659
                                                                --------
                                                                  22,813
                                                                --------
            Total common stocks...............................  $100,687
                                                                ========
PRINCIPAL
 AMOUNT
 -------
SHORT-TERM SECURITIES -- 1.8%
 $ 1,825    State Street Money Market Fund
              1.66% due 07/01/02..............................  $  1,825
                                                                --------

            Total short-term securities.......................  $  1,825
                                                                ========


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $104,891).........................   99.2%  $100,687
Total short-term securities (cost $1,825)...................    1.8      1,825
                                                              -----   --------
Total investment in securities
  (total cost $106,716).....................................  101.0    102,512
Cash, receivables and other assets..........................    2.5      2,472
Payable for securities purchased............................   (2.2)    (2,201)
Payable for Fund shares redeeemed...........................   (1.3)    (1,284)
Other liabilities...........................................    0.0        (33)
                                                              -----   --------
Net assets..................................................  100.0%  $101,466
                                                              =====   ========

SUMMARY OF SHAREHOLDERS' EQUITY:

Capital stock, par value 0.010 per share; 100,000 shares
  authorized; 9,624 shares outstanding......................  $     96
Capital surplus.............................................   129,790
Accumulated undistributed net investment income.............     1,086
Accumulated undistributed net realized loss on
  investments...............................................   (25,313)
Unrealized depreciation of investments......................    (4,204)
Unrealized appreciation of other assets and liabilities in
  foreign currencies........................................        11
                                                              --------
Net assets..................................................  $101,466
                                                              ========

Class IA
  Net asset value per share ($101,466 / 9,624 shares
    outstanding) (100,000 shares authorized)................  $10.54
                                                              ======

                                                            MARKET
                                                            VALUE
                                                           --------
DIVERSIFICATION BY INDUSTRY
Banks.............................................  12.6%  $ 12,754
Chemicals.........................................   1.9      1,942
Communications....................................  12.2     12,404
Computers & Office Equipment......................   1.6      1,663
Drugs.............................................   7.1      7,238
Electronics.......................................   5.5      5,542
Energy & Services.................................  11.5     11,673
Financial Services................................  11.3     11,513
Food, Beverage & Tobacco..........................   7.6      7,749
Forest & Paper Products...........................   1.6      1,610
Insurance.........................................   3.5      3,525
Media & Entertainment.............................   1.5      1,528
Medical Instruments & Supplies....................   1.1      1,160
Metals, Minerals & Mining.........................   2.9      2,961
Retail............................................   7.1      7,232
Transportation....................................   6.2      6,221
Utilities.........................................   4.0      3,972
                                                    ----   --------
   Total common stocks............................  99.2%  $100,687
                                                    ====   ========

    *  Non-income producing during the period.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.


The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH AND INCOME HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE
--------                                                       --------
COMMON STOCKS -- 98.5%
           BANKS -- 13.6%
     118   Bank of America Corp. ............................  $  8,331
     589   Citigroup, Inc. ..................................    22,806
     173   Fannie Mae........................................    12,759
      88   Golden West Financial Corp. ......................     6,046
     356   KeyCorp. .........................................     9,716
     162   UnionBanCal Corp. ................................     7,580
     303   Wachovia Corp. ...................................    11,554
                                                               --------

                                                                 78,792
                                                               --------

           CHEMICALS -- 2.1%
     109   Cambrex Corp. ....................................     4,383
     182   du Pont (E.I.) de Nemours & Co. ..................     8,067
                                                               --------

                                                                 12,450
                                                               --------

           COMMUNICATIONS -- 2.9%
     688   AT&T Corp. .......................................     7,362
    *344   AT&T Wireless Services, Inc. .....................     2,015
     180   Verizon Communications, Inc. .....................     7,239
                                                               --------

                                                                 16,616
                                                               --------

           COMPUTERS & OFFICE EQUIPMENT -- 6.8%
    *879   Cisco Systems, Inc. ..............................    12,262
    *136   Dell Computer Corp. ..............................     3,560
     497   Hewlett-Packard Co. ..............................     7,589
      96   International Business Machines Corp. ............     6,876
     *47   International Game Technology.....................     2,676
    *122   Lexmark International, Inc. ......................     6,620
                                                               --------

                                                                 39,583
                                                               --------

           CONSTRUCTION -- 0.9%
     336   Halliburton Co. ..................................     5,351
                                                               --------

           CONSUMER NON-DURABLES -- 3.8%
     121   Gillette Co. (The)................................     4,112
     192   McKesson Corp. ...................................     6,278
      35   Procter & Gamble Co. (The)........................     3,090
    *288   Safeway, Inc. ....................................     8,392
                                                               --------

                                                                 21,872
                                                               --------

           DRUGS -- 10.8%
     330   Abbott Laboratories...............................    12,421
     108   Eli Lilly & Co. ..................................     6,074
    *198   Genzyme Corp. ....................................     3,800
     *31   Immunex Corp. ....................................       684
      58   Merck & Co., Inc. ................................     2,947
     117   Pfizer, Inc. .....................................     4,081
     340   Pharmacia Corp. ..................................    12,745
     404   Schering-Plough Corp. ............................     9,926
    *203   Watson Pharmaceuticals, Inc. .....................     5,132
      96   Wyeth.............................................     4,931
                                                               --------

                                                                 62,741
                                                               --------

           ELECTRICAL EQUIPMENT -- 0.4%
     *55   KLA-Tencor Corp. .................................     2,424
                                                               --------

           ELECTRONICS -- 4.6%
     513   General Electric Co. .............................    14,908
     402   Intel Corp. ......................................     7,341
    *119   Micron Technology, Inc. ..........................     2,396
     *85   Xilinx, Inc. .....................................     1,898
                                                               --------

                                                                 26,543
                                                               --------

                                                                MARKET
 SHARES                                                         VALUE
--------                                                       --------
           ENERGY & SERVICES -- 6.4%
      53   Amerada Hess Corp. ...............................  $  4,340
     158   Burlington Resources, Inc. .......................     6,008
     129   ChevronTexaco Corp. ..............................    11,420
     315   ExxonMobil Corp. .................................    12,873
      75   Sunoco, Inc. .....................................     2,672
                                                               --------
                                                                 37,313
                                                               --------

           FINANCIAL SERVICES -- 2.9%
      51   Goldman Sachs Group, Inc. (The)...................     3,741
      71   Lehman Brothers Holdings, Inc. ...................     4,451
     210   Merrill Lynch & Co., Inc. ........................     8,521
                                                               --------
                                                                 16,713
                                                               --------

           FOOD, BEVERAGE & TOBACCO -- 4.0%
     247   Pepsi Bottling Group, Inc. (The)..................     7,601
     139   PepsiCo., Inc. ...................................     6,709
     200   Philip Morris Cos., Inc. .........................     8,745
                                                               --------
                                                                 23,055
                                                               --------

           FOREST & PAPER PRODUCTS -- 1.8%
     170   Kimberly-Clark Corp. .............................    10,515
                                                               --------

           HEALTH SERVICES -- 0.6%
      69   HCA, Inc. ........................................     3,292
                                                               --------

           INSURANCE -- 5.5%
     174   Ambac Financial Group, Inc. ......................    11,696
     117   American International Group, Inc. ...............     7,979
     *58   Anthem, Inc. .....................................     3,887
      87   Marsh & McLennan Cos., Inc. ......................     8,424
                                                               --------
                                                                 31,986
                                                               --------

           MACHINERY -- 1.7%
    *149   Applied Materials, Inc. ..........................     2,834
     *25   SPX Corp..........................................     2,949
      62   United Technologies Corp. ........................     4,176
                                                               --------
                                                                  9,959
                                                               --------

           MEDIA & ENTERTAINMENT -- 1.0%
      16   McClatchy Co. (The)...............................     1,054
    *213   USA Networks, Inc. ...............................     4,993
                                                               --------
                                                                  6,047
                                                               --------

           MEDICAL INSTRUMENTS & SUPPLIES -- 1.1%
     194   Becton, Dickinson & Co. ..........................     6,676
                                                               --------

           METALS, MINERALS & MINING -- 3.5%
     127   Engelhard Corp. ..................................     3,608

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE
--------                                                       --------
COMMON STOCKS -- (CONTINUED)
           METALS, MINERALS & MINING -- (CONTINUED)
    *164   Freeport-McMoRan Copper & Gold, Inc.,
             Class B.........................................  $  2,918
      86   Lockheed Martin Corp. ............................     6,005
     144   Masco Corp. ......................................     3,898
     116   Precision Castparts Corp. ........................     3,815
                                                               --------
                                                                 20,244
                                                               --------
           RESEARCH & TESTING FACILITIES -- 0.5%
     *64   Cephalon, Inc. ...................................     2,906
                                                               --------

           RETAIL -- 9.8%
    *101   Bed Bath & Beyond, Inc. ..........................     3,816
     120   CVS Corp. ........................................     3,663
     168   Dillard's, Inc., Class A..........................     4,419
     214   Home Depot, Inc. (The)............................     7,869
    *130   Kroger Co. (The)..................................     2,585
     146   Lowe's Cos., Inc. ................................     6,628
    *153   McDonald's Corp. .................................     4,361
    *192   Staples, Inc. ....................................     3,778
     169   Target Corp. .....................................     6,424
     239   Wal-Mart Stores, Inc. ............................    13,136
                                                               --------

                                                                 56,679
                                                               --------

           RUBBER & PLASTICS PRODUCTS -- 1.7%
      93   NIKE, Inc., Class B...............................     5,000
    *121   Sealed Air Corp. .................................     4,869
                                                               --------

                                                                  9,869
                                                               --------

           SOFTWARE & SERVICES -- 6.5%
    *404   AOL Time Warner, Inc. ............................     5,946
     272   First Data Corp. .................................    10,107
    *364   Microsoft Corp. ..................................    19,922
    *217   Oracle Corp. .....................................     2,053
                                                               --------

                                                                 38,028
                                                               --------

           TRANSPORTATION -- 2.5%
     102   CSX Corp. ........................................     3,568
     *79   Continental Airlines, Inc., Class B...............     1,248
     103   FedEx Corp. ......................................     5,511
     116   USFreightways Corp. ..............................     4,374
                                                               --------

                                                                 14,701
                                                               --------

           UTILITIES -- 3.1%
      77   Dominion Resources, Inc. .........................     5,111
    *204   Edison International..............................     3,463
     185   Exelon Corp. .....................................     9,662
                                                               --------

                                                                 18,236
                                                               --------

           Total common stocks...............................  $572,591
                                                               ========


PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
SHORT-TERM SECURITIES -- 1.0%
            REPURCHASE AGREEMENT -- 1.0%
$  5,905    Joint Repurchase Agreement
              (See Note 2(d))
              1.884% due 07/01/02.............................  $  5,905
                                                                --------

            U.S. TREASURY BILLS -- 0.0%
     100    1.846% due 08/08/02...............................       100
                                                                --------

            Total short-term securities.......................  $  6,005
                                                                ========




DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $630,208)...............    98.5%  $572,591
Total short-term securities (cost $6,005).........     1.0      6,005
                                                    ------   --------
Total investment in securities
  (total cost $636,213)...........................    99.5    578,596
Cash, receivables and other assets................     0.8      4,153
Payable for securities purchased..................    (0.3)    (1,516)
Other liabilities.................................    (0.0)       (53)
                                                    ------   --------
Net assets........................................   100.0%  $581,180
                                                    ======   ========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.001 per share; 800,000
  shares authorized; 597,942 shares outstanding...   $     598
Capital surplus...................................     741,535
Accumulated undistributed net investment income...       1,296
Accumulated undistributed net realized loss on
  investments.....................................    (104,279)
Unrealized depreciation of investments............     (57,617)
Unrealized depreciation of futures contracts ++...        (353)
                                                     ---------
Net assets........................................   $ 581,180
                                                     =========


Class IA
  Net asset value per share ($531,169 / 546,271
    shares outstanding) (600,000 shares
    authorized)...................................   $0.97
                                                     =====
Class IB
  Net asset value per share ($50,011 / 51,671
    shares outstanding) (200,000 shares
    authorized)...................................   $0.97
                                                     =====


    *  Non-income producing during the period.

   ++ The Fund had 30 Standard & Poor's 500 September 2002 Futures contracts open as of June 30, 2002. These contracts had a value of $7,426 as of June 30, 2002 and were collateralized by $473 of cash.

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND, INC.

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- 99.2%
            AEROSPACE & DEFENSE -- 0.2%
      86    Raytheon Co. .....................................  $    3,485
                                                                ----------

            APPAREL & TEXTILE -- 0.1%
      23    Liz Claiborne, Inc. ..............................         728
      24    V. F. Corp. ......................................         933
                                                                ----------

                                                                     1,661
                                                                ----------

            BANKS -- 13.1%
      78    AmSouth Bancorp...................................       1,739
     286    American Express Co. .............................      10,376
     103    BB&T Corp. .......................................       3,974
     252    Bank One Corp. ...................................       9,705
     331    Bank of America Corp. ............................      23,273
     156    Bank of New York Co., Inc. (The)..................       5,278
      47    Capital One Financial Corp. ......................       2,884
      48    Charter One Financial, Inc. ......................       1,663
   1,106    Citigroup, Inc. ..................................      42,849
      38    Comerica, Inc. ...................................       2,328
      27    Countrywide Credit Industries, Inc. ..............       1,282
     214    Fannie Mae........................................      15,800
     127    Fifth Third Bancorp...............................       8,435
      27    First Tennessee National Corp. ...................       1,046
     225    Fleet Boston Financial Corp. .....................       7,278
     149    Freddie Mac.......................................       9,141
      33    Golden West Financial Corp. ......................       2,286
      98    Household International, Inc. ....................       4,877
     +53    Huntington Bancshares, Inc. ......................       1,032
      92    KeyCorp. .........................................       2,502
     183    MBNA Corp. .......................................       6,051
      46    Marshall & Ilsley Corp. ..........................       1,410
      95    Mellon Financial Corp. ...........................       2,979
     428    Morgan (J.P.) Chase & Co. ........................      14,510
     131    National City Corp. ..............................       4,350
      48    Northern Trust Corp. .............................       2,098
      61    PNC Financial Services Group......................       3,189
     *62    Providian Financial Corp..........................         366
      49    Regions Financial Corp. ..........................       1,730
      33    SLM Corp. ........................................       3,229
      75    SouthTrust Corp. .................................       1,948
      70    State Street Corp. ...............................       3,122
      61    SunTrust Banks, Inc. .............................       4,161
      64    Synovus Financial Corp. ..........................       1,750
     411    U.S. Bancorp......................................       9,592
      44    Union Planters Corp. .............................       1,411
     294    Wachovia Corp. ...................................      11,226
     209    Washington Mutual, Inc. ..........................       7,766
     368    Wells Fargo Co. ..................................      18,401
      20    Zions Bancorp.....................................       1,026
                                                                ----------

                                                                   258,063
                                                                ----------

            BUSINESS SERVICES -- 0.9%
    *224    Cendant Corp. ....................................       3,559
    *110    Concord EFS, Inc. ................................       3,306
     *37    Convergys Corp. ..................................         727
      31    Equifax, Inc. ....................................         839
      17    Fluor Corp. ......................................         672
      82    Interpublic Group of Cos., Inc. (The).............       2,036
      40    Omnicom Group, Inc. ..............................       1,840
      81    Paychex, Inc. ....................................       2,523
     *38    Robert Half International, Inc. ..................         881
     *24    TMP Worldwide, Inc. ..............................         516
                                                                ----------

                                                                    16,899
                                                                ----------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            CHEMICALS -- 1.4%
      49    Air Products & Chemicals, Inc. ...................  $    2,465
      24    Avery Dennison Corp. .............................       1,479
     195    Dow Chemical Co. (The)............................       6,705
      17    Eastman Chemical Co. .............................         781
      11    Great Lakes Chemical Corp. .......................         286
      20    International Flavors & Fragrances, Inc. .........         658
      36    PPG Industries, Inc. .............................       2,245
      35    Praxair, Inc. ....................................       2,001
      48    Rohm & Haas Co. ..................................       1,926
     213    du Pont (E.I.) de Nemours & Co. ..................       9,474
                                                                ----------
                                                                    28,020
                                                                ----------

            COMMUNICATIONS -- 5.0%
    *171    ADC Telecommunications, Inc. .....................         392
      67    ALLTEL Corp. .....................................       3,139
     816    AT&T Corp. .......................................       8,732
    *581    AT&T Wireless Services, Inc. .....................       3,401
     *21    Andrew Corp. .....................................         303
     *78    Avaya, Inc. ......................................         385
     403    BellSouth Corp. ..................................      12,686
     *93    CIENA Corp. ......................................         389
      30    CenturyTel, Inc. .................................         897
     *40    Comverse Technology, Inc. ........................         373
    *738    Lucent Technologies, Inc. ........................       1,225
     488    Motorola, Inc. ...................................       7,036
     *72    Network Appliance, Inc. ..........................         895
    *175    Nextel Communications, Inc., Class A..............         563
    *826    Nortel Networks Corp. ............................       1,198
    *165    QUALCOMM, Inc. ...................................       4,547
     361    Qwest Communications International, Inc. .........       1,011
      39    Rockwell International Corp. .....................       1,078
     718    SBC Communications, Inc. .........................      21,888
      34    Scientific-Atlanta, Inc. .........................         556
     191    Sprint Corp. .....................................       2,031
    *214    Sprint PCS Group..................................         956
     *89    Tellabs, Inc. ....................................         549
     585    Verizon Communications, Inc. .....................      23,490
                                                                ----------
                                                                    97,720
                                                                ----------

            COMPUTERS & OFFICE EQUIPMENT -- 4.9%
      84    3M Co. ...........................................      10,284
     *77    Apple Computer, Inc. .............................       1,358
  *1,573    Cisco Systems, Inc. ..............................      21,943
    *558    Dell Computer Corp. ..............................      14,578
    *478    EMC Corp. ........................................       3,607
     *70    Gateway, Inc. ....................................         310
     649    Hewlett-Packard Co. ..............................       9,911
     368    International Business Machines Corp. ............      26,481
     *19    International Game Technology.....................       1,094
     *43    Jabil Circuit, Inc. ..............................         899

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            COMPUTERS & OFFICE EQUIPMENT -- (CONTINUED)
     *28    Lexmark International, Inc. ......................  $    1,519
    *125    Palm, Inc. .......................................         220
      52    Pitney Bowes, Inc. ...............................       2,052
    *177    Solectron Corp. ..................................       1,090
      49    Symbol Technologies, Inc. ........................         419
                                                                ----------

                                                                    95,765
                                                                ----------

            CONSTRUCTION -- 0.3%
      13    Centex Corp. .....................................         762
      94    Halliburton Co. ..................................       1,494
      19    ITT Industries, Inc. .............................       1,376
      11    Kaufman and Broad Home Corp. .....................         569
     *14    McDermott International, Inc. ....................         110
      13    Pulte Corp. ......................................         750
                                                                ----------

                                                                     5,061
                                                                ----------

            CONSUMER DURABLES -- 0.3%
    *205    Corning, Inc. ....................................         727
      20    Grainger (W.W.), Inc. ............................       1,007
      19    Johnson Controls, Inc. ...........................       1,557
      42    Leggett & Platt, Inc. ............................         988
      57    Newell Rubbermaid, Inc. ..........................       2,016
      28    Visteon Corp. ....................................         401
                                                                ----------

                                                                     6,696
                                                                ----------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            CONSUMER NON-DURABLES -- 4.2%
      12    Alberto-Culver Co., Class B.......................  $      592
      23    AmerisourceBergen Corp. ..........................       1,710
      51    Avon Products, Inc. ..............................       2,651
      15    Brown-Forman Corp., Class B.......................       1,009
      97    Cardinal Health, Inc. ............................       5,960
      49    Clorox Co. (The)..................................       2,046
     117    Colgate-Palmolive Co. ............................       5,881
      63    Eastman Kodak Co. ................................       1,827
      28    Ecolab, Inc. .....................................       1,282
     227    Gillette Co. (The)................................       7,690
      37    Hasbro, Inc. .....................................         506
     *94    Mattel, Inc. .....................................       1,981
      62    McKesson Corp. ...................................       2,019
     279    Procter & Gamble Co. (The)........................      24,935
     143    SYSCO Corp. ......................................       3,880
    *104    Safeway, Inc. ....................................       3,032
      29    Supervalu, Inc. ..................................         705
      31    Tiffany & Co. ....................................       1,102
     429    Tyco International Ltd. ..........................       5,796
     123    Unilever N.V., NY Shares..........................       7,954
    *155    Xerox Corp. ......................................       1,081
                                                                ----------
                                                                    83,639
                                                                ----------

            CONSUMER SERVICES -- 0.2%
     +37    Cintas Corp. .....................................       1,804
      39    H&R Block, Inc. ..................................       1,820
      13    Ryder System, Inc. ...............................         363
                                                                ----------
                                                                     3,987
                                                                ----------

            DRUGS -- 8.3%
     335    Abbott Laboratories...............................      12,622
    *223    Amgen, Inc. ......................................       9,349
     *32    Biogen, Inc. .....................................       1,326
     416    Bristol-Myers Squibb Co. .........................      10,703
     *41    Chiron Corp. .....................................       1,442
     242    Eli Lilly & Co. ..................................      13,624
     *38    Forest Laboratories, Inc. ........................       2,715
     *46    Genzyme Corp. ....................................         885
    *119    Immunex Corp. ....................................       2,650
     *53    King Pharmaceuticals, Inc. .......................       1,187
     *54    MedImmune, Inc. ..................................       1,420
     487    Merck & Co., Inc. ................................      24,644
   1,342    Pfizer, Inc. .....................................      46,957
     278    Pharmacia Corp. ..................................      10,405
     315    Schering-Plough Corp. ............................       7,749
      16    Sigma-Aldrich Corp. ..............................         789
     *23    Watson Pharmaceuticals, Inc. .....................         579
     285    Wyeth.............................................      14,590
                                                                ----------
                                                                   163,636
                                                                ----------

            EDUCATION -- 0.1%
     *37    Apollo Group, Inc. ...............................       1,466
                                                                ----------

            ELECTRICAL EQUIPMENT -- 0.7%
    *100    Agilent Technologies, Inc. .......................       2,358
      28    Allergan, Inc. ...................................       1,851
      46    Applera Corp. -- Applied
              Biosytems Group.................................         892
      32    Danaher Corp. ....................................       2,154
     *41    KLA-Tencor Corp. .................................       1,789
      10    Millipore Corp. ..................................         334
      27    PerkinElmer, Inc. ................................         299
      40    Rockwell Automation, Inc. ........................         798
     *20    Tektronix, Inc. ..................................         369
     *39    Teradyne, Inc. ...................................         923
     *37    Thermo Electron Corp. ............................         612
     *28    Waters Corp. .....................................         756
                                                                ----------
                                                                    13,135
                                                                ----------

            ELECTRONICS -- 6.5%
     *73    Advanced Micro Devices, Inc. .....................         714
     *83    Altera Corp. .....................................       1,125
     *42    American Power Conversion Corp. ..................         534
     *78    Analog Devices, Inc. .............................       2,329
     *65    Applied Micro Circuits Corp. .....................         305
     *58    Broadcom Corp., Class A...........................       1,014
      20    Cooper Industries Ltd. ...........................         786
      90    Emerson Electric Co. .............................       4,838
   2,135    General Electric Co. .............................      62,023
   1,436    Intel Corp. ......................................      26,244
    *293    JDS Uniphase Corp. ...............................         783
     *80    LSI Logic Corp. ..................................         697
      68    Linear Technology Corp. ..........................       2,144
     *69    Maxim Integrated Products, Inc. ..................       2,660
      17    Maytag Corp. .....................................         716
    *129    Micron Technology, Inc. ..........................       2,613
     +42    Molex, Inc. ......................................       1,397
     *32    NVIDIA Corp. .....................................         555

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            ELECTRONICS -- (CONTINUED)
     *39    National Semiconductor Corp. .....................  $    1,124
     *31    Novellus Systems, Inc. ...........................       1,064
     *36    PMC-Sierra, Inc. .................................         332
     *17    Power-One, Inc. ..................................         106
     *20    QLogic Corp ......................................         762
    *113    Sanmina-SCI Corp. ................................         712
     373    Texas Instruments, Inc. ..........................       8,831
    *+12    Thomas & Betts Corp. .............................         232
     *43    Vitesse Semiconductor Corp. ......................         135

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            ELECTRONICS -- (CONTINUED)
      15    Whirlpool Corp. ..................................  $      951
     *72    Xilinx, Inc.......................................       1,618
                                                                ----------
                                                                   127,344
                                                                ----------
            ENERGY & SERVICES -- 7.3%
      19    Amerada Hess Corp. ...............................       1,575
      53    Anadarko Petroleum Corp. .........................       2,629
      31    Apache Corp. .....................................       1,773
      15    Ashland, Inc. ....................................         605
     *34    BJ Services Co. ..................................       1,145
      43    Burlington Resources, Inc. .......................       1,647
     229    ChevronTexaco Corp. ..............................      20,299
     135    Conoco, Inc. .....................................       3,743
      34    Devon Energy Corp. ...............................       1,656
      25    EOG Resources, Inc. ..............................         993
   1,457    ExxonMobil Corp. .................................      59,626
      22    Kerr-McGee Corp. .................................       1,153
      67    Marathon Oil Corp. ...............................       1,804
     *31    Nabors Industries Ltd. ...........................       1,092
     *29    Noble Corp. ......................................       1,119
      81    Occidental Petroleum Corp. .......................       2,415
      82    Phillips Petroleum Co. ...........................       4,844
      20    Rowan Cos., Inc. .................................         433
     456    Royal Dutch Petroleum Co., NY Shares..............      25,219
     124    Schlumberger Ltd. ................................       5,765
      16    Sunoco, Inc. .....................................         581
      69    Transocean, Inc. .................................       2,135
      53    Unocal Corp. .....................................       1,946
                                                                ----------
                                                                   144,197
                                                                ----------

            FINANCIAL SERVICES -- 1.7%
      21    Bear Stearns Cos., Inc. (The).....................       1,309
     295    Charles Schwab Corp. (The)........................       3,300
      90    Equity Office Properties Trust
              (Financial Services)............................       2,697
      56    Franklin Resources, Inc. .........................       2,402
      52    Lehman Brothers Holdings, Inc. ...................       3,281
     185    Merrill Lynch & Co., Inc. ........................       7,505
     237    Morgan Stanley Dean Witter & Co. .................      10,197
      40    Plum Creek Timber Co., Inc. ......................       1,222
      48    Stilwell Financial, Inc. .........................         870
      27    T Rowe Price Group, Inc. .........................         878
                                                                ----------
                                                                    33,661
                                                                ----------

            FOOD, BEVERAGE & TOBACCO -- 5.5%
       8    Adolph Coors Co., Class B.........................         481
     188    Anheuser-Busch Cos., Inc. ........................       9,417
     140    Archer-Daniels-Midland Co. .......................       1,790
      88    Campbell Soup Co. ................................       2,437
     534    Coca-Cola Co. (The)...............................      29,884
      96    Coca-Cola Enterprises, Inc. ......................       2,119
     115    ConAgra Foods, Inc. ..............................       3,191
      79    General Mills, Inc. ..............................       3,469
      75    Heinz (H.J.) Co. .................................       3,094
     *23    Hercules, Inc. ...................................         272
      29    Hershey Foods Corp. ..............................       1,835
      88    Kellogg Co. ......................................       3,156
      61    Pepsi Bottling Group, Inc. (The)..................       1,870
     380    PepsiCo., Inc. ...................................      18,310
     460    Philip Morris Cos., Inc. .........................      20,079
     169    Sara Lee Corp. ...................................       3,479
      36    UST, Inc. ........................................       1,236
      48    Wrigley, (Wm.) Jr. Co. ...........................       2,682
                                                                ----------
                                                                   108,801
                                                                ----------

            FOREST & PAPER PRODUCTS -- 1.0%
      11    Bemis Co., Inc. ..................................         540
      12    Boise Cascade Corp. ..............................         431
      49    Georgia-Pacific Corp. ............................       1,215
     104    International Paper Co. ..........................       4,521
     111    Kimberly-Clark Corp. .............................       6,909
     *22    Louisiana-Pacific Corp. ..........................         238
     *34    Pactiv Corp. .....................................         808
      11    Temple-Inland, Inc. ..............................         659
      43    Westvaco Corp. ...................................       1,445
      47    Weyerhaeuser Co. .................................       2,999
                                                                ----------
                                                                    19,765
                                                                ----------

            HEALTH SERVICES -- 0.7%
     110    HCA, Inc. ........................................       5,243
     *85    HEALTH SOUTH Corp. ...............................       1,083
     *52    Health Management Associates, Inc.,
              Class A.........................................       1,048
     *22    Manor Care, Inc. .................................         496
     *70    Tenet Healthcare Corp. ...........................       5,009
                                                                ----------
                                                                    12,879
                                                                ----------

            HOTELS & GAMING -- 0.2%
      80    Hilton Hotels Corp. ..............................       1,109
      52    Marriott International, Inc., Class A.............       1,990
     *43    Starwood Hotels & Resorts
              Worldwide, Inc. ................................       1,411
                                                                ----------
                                                                     4,510
                                                                ----------

            INSURANCE -- 5.3%
     116    AFLAC, Inc. ......................................       3,710
      59    Ace Ltd. .........................................       1,849
     *33    Aetna, Inc. ......................................       1,565
     158    Allstate Corp. (The)..............................       5,850
      24    Ambac Financial Group, Inc. ......................       1,586
     583    American International Group, Inc. ...............      39,760
      59    Aon Corp. ........................................       1,726
      32    CIGNA Corp. ......................................       3,069
      38    Chubb Corp. (The).................................       2,710

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            INSURANCE -- (CONTINUED)
      36    Cincinnati Financial Corp. .......................  $    1,686
    *+75    Conseco, Inc. ....................................         149
     *36    Humana, Inc. .....................................         570
      33    Jefferson-Pilot Corp. ............................       1,574
     *63    John Hancock Financial Services, Inc. ............       2,228
      42    Lincoln National Corp. ...........................       1,758
      42    Loews Corp. ......................................       2,236
      33    MBIA, Inc. .......................................       1,862
      24    MGIC Investment Corp. ............................       1,597
      59    Marsh & McLennan Cos., Inc. ......................       5,686
    *158    MetLife, Inc. ....................................       4,545
      49    Progressive Corp. (The)...........................       2,835
      29    SAFECO CORP.......................................         881

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            INSURANCE -- (CONTINUED)
      46    St. Paul Cos., Inc. (The).........................  $    1,809
      27    Torchmark Corp. ..................................       1,036
      66    UnitedHealth Group, Inc. .........................       6,054
      54    UnumProvident Corp. ..............................       1,384
     *31    Wellpoint Health Networks, Inc. ..................       2,422
      30    XL Capital Ltd., Class A..........................       2,558
                                                                ----------
                                                                   104,695
                                                                ----------
            MACHINERY -- 1.6%
     *16    American Standard Cos., Inc. .....................       1,172
    *352    Applied Materials, Inc. ..........................       6,693
      72    Baker Hughes, Inc. ...............................       2,413
      17    Black & Decker Corp. (The)........................         833
      74    Caterpillar, Inc. ................................       3,615
       9    Cummins, Inc. ....................................         296
      51    Deere & Co. ......................................       2,446
      44    Dover Corp. ......................................       1,525
      15    Eaton Corp. ......................................       1,094
      36    Ingersoll Rand Co. ...............................       1,659
      26    Pall Corp. .......................................         548
      25    Parker-Hannifin Corp. ............................       1,209
      18    Stanley Works (The)...............................         750
     102    United Technologies Corp. ........................       6,897
                                                                ----------
                                                                    31,150
                                                                ----------

            MEDIA & ENTERTAINMENT -- 2.6%
     *14    American Greetings Corp. .........................         234
    *132    Clear Channel Communications, Inc. ...............       4,214
    *203    Comcast Corp., Class A............................       4,844
      24    Donnelly (R.R.) & Sons Co. .......................         670
      18    Dow Jones & Co., Inc. ............................         877
      57    Gannett Co., Inc. ................................       4,350
     *25    Harrah's Entertainment, Inc. .....................       1,092
      18    Knight-Ridder, Inc. ..............................       1,125
      42    McGraw-Hill Cos., Inc. (The)......................       2,486
      11    Meredith Corp. ...................................         409
      33    New York Times Co. (The), Class A.................       1,677
      65    Tribune Co. ......................................       2,813
     *49    Univision Communications, Inc. ...................       1,548
    *380    Viacom, Inc., Class B.............................      16,850
    *438    Walt Disney Co. (The).............................       8,286
                                                                ----------
                                                                    51,475
                                                                ----------

            MEDICAL INSTRUMENTS & SUPPLIES -- 3.3%
      11    Bard (C.R.), Inc. ................................         637
      12    Bausch & Lomb, Inc. ..............................         396
    *129    Baxter International, Inc. .......................       5,738
      56    Becton, Dickinson & Co. ..........................       1,916
     *58    Biomet, Inc. .....................................       1,561
     *87    Boston Scientific Corp. ..........................       2,561
     *66    Guidant Corp. ....................................       1,989
     647    Johnson & Johnson.................................      33,808
     261    Medtronic, Inc. ..................................      11,176
     *19    St. Jude Medical, Inc. ...........................       1,394
     *42    Stryker Corp. ....................................       2,269
     *42    Zimmer Holdings, Inc. ............................       1,492
                                                                ----------
                                                                    64,937
                                                                ----------

            METALS, MINERALS & MINING -- 1.9%
      69    Alcan, Inc. ......................................       2,590
     182    Alcoa, Inc. ......................................       6,031
      17    Allegheny Technologies, Inc. .....................         273
      12    Ball Corp. .......................................         510
     116    Barrick Gold Corp. ...............................       2,207
      13    Crane Co. ........................................         327
      28    Engelhard Corp. ..................................         790
      32    Fortune Brands, Inc. .............................       1,806
     *31    Freeport-McMoRan Copper & Gold, Inc.,
              Class B.........................................         556
      66    Illinois Tool Works, Inc. ........................       4,490
     *39    Inco Ltd. ........................................         888
      97    Lockheed Martin Corp. ............................       6,727
     104    Masco Corp. ......................................       2,818
      84    Newmont Mining Corp. .............................       2,215
      17    Nucor Corp. ......................................       1,092
     *19    Phelps Dodge Corp. ...............................         784
      71    Placer Dome, Inc. ................................         797
      13    Snap-On, Inc. ....................................         375
      22    United States Steel Corp. ........................         431
      22    Vulcan Materials Co. .............................         956
      18    Worthington Industries, Inc. .....................         331
                                                                ----------
                                                                    36,994
                                                                ----------

            REAL ESTATE -- 0.2%
      59    Equity Residential Properties
              Trust (REIT)....................................       1,699
      38    Simon Property Group, Inc. .......................       1,393
                                                                ----------
                                                                     3,092
                                                                ----------

            RESEARCH & TESTING FACILITIES -- 0.1%
      33    Moody's Corp. ....................................       1,648
     *26    Quintiles Transnational Corp. ....................         319
                                                                ----------
                                                                     1,967
                                                                ----------

            RETAIL -- 8.2%
      87    Albertson's, Inc. ................................       2,662
     *23    AutoZone, Inc. ...................................       1,754
     *63    Bed Bath & Beyond, Inc. ..........................       2,367
     *69    Best Buy Co., Inc. ...............................       2,499
     *25    Big Lots, Inc. ...................................         491
      84    CVS Corp. ........................................       2,576

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- (CONTINUED)
      45    Circuit City Stores Group.........................  $      847
     *98    Costco Wholesale Corp. ...........................       3,767
      37    Darden Restaurants, Inc. .........................         921
      18    Dillard's, Inc., Class A..........................         474
      72    Dollar General Corp. .............................       1,366
      37    Family Dollar Stores, Inc. .......................       1,311
     *43    Federated Department Stores, Inc. ................       1,718
    +186    Gap, Inc. (The)...................................       2,645
     506    Home Depot, Inc. (The)............................      18,582
     *28    Jones Apparel Group, Inc. ........................       1,039
     *72    Kohl's Corp. .....................................       5,064
    *171    Kroger Co. (The)..................................       3,395
     111    Limited Brands, Inc. .............................       2,375
     167    Lowe's Cos., Inc. ................................       7,577
      62    May Department Stores Co. (The)...................       2,026
    *273    McDonald's Corp. .................................       7,776
      29    Nordstrom, Inc. ..................................         656
     *66    Office Depot, Inc. ...............................       1,116
      57    Penney (J.C.) Co., Inc. ..........................       1,265
     *37    RadioShack Corp. .................................       1,125
      68    Sears, Roebuck and Co. ...........................       3,678
      33    Sherwin-Williams Co. (The)........................         980
    *101    Staples, Inc. ....................................       1,982
     *83    Starbucks Corp. ..................................       2,060
     116    TJX Cos., Inc. (The)..............................       2,274
     195    Target Corp. .....................................       7,421
     *45    Toys R Us, Inc. ..................................         790
     956    Wal-Mart Stores, Inc. ............................      52,573
     220    Walgreen Co. .....................................       8,494
      25    Wendy's International, Inc. ......................         980
      30    Winn-Dixie Stores, Inc. ..........................         472
     *64    Yum! Brands, Inc. ................................       1,865
                                                                ----------

                                                                   160,963
                                                                ----------

            RUBBER & PLASTICS PRODUCTS -- 0.3%
      16    Cooper Tire & Rubber Co. .........................         322
      35    Goodyear Tire & Rubber Co. (The)..................         657
      58    NIKE, Inc., Class B...............................       3,096
     *13    Reebok International Ltd. ........................         377
     *18    Sealed Air Corp. .................................         722
      12    Tupperware Corp. .................................         260
                                                                ----------

                                                                     5,434
                                                                ----------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            SOFTWARE & SERVICES -- 6.5%
    *957    AOL Time Warner, Inc. ............................  $   14,073
      51    Adobe Systems, Inc. ..............................       1,468
      25    Autodesk, Inc. ...................................         327
     133    Automatic Data Processing, Inc. ..................       5,802
     *52    BMC Software, Inc. ...............................         868
     *39    Citrix Systems, Inc. .............................         237
     124    Computer Associates International, Inc. ..........       1,975
     *37    Computer Sciences Corp. ..........................       1,755
     *80    Compuware Corp. ..................................         488
      14    Deluxe Corp. .....................................         535
     103    Electronic Data Systems Corp. ....................       3,823
     164    First Data Corp. .................................       6,112
     *41    Fiserv, Inc. .....................................       1,511
      62    IMS Health, Inc. .................................       1,117
     *46    Intuit, Inc. .....................................       2,262
     *18    Mercury Interactive Corp. ........................         413
  *1,164    Microsoft Corp. ..................................      63,643
     *21    NCR Corp. ........................................         734
     *78    Novell, Inc. .....................................         251
  *1,180    Oracle Corp. .....................................      11,172
     *56    Parametric Technology Corp. ......................         193
     *67    PeopleSoft, Inc. .................................         995
     *42    Rational Software Corp. ..........................         344
    *102    Siebel Systems, Inc. .............................       1,450
    *697    Sun Microsystems, Inc. ...........................       3,494
     *69    Unisys Corp. .....................................         624
     *88    VERITAS Software Corp. ...........................       1,739
    *128    Yahoo!, Inc. .....................................       1,895
                                                                ----------
                                                                   129,300
                                                                ----------

            TRANSPORTATION -- 3.4%
     *33    AMR Corp. ........................................         565
     180    Boeing Co. (The)..................................       8,110
     *19    Brunswick Corp. ..................................         543
      82    Burlington Northern Santa Fe Corp. ...............       2,472
      46    CSX Corp. ........................................       1,602
     126    Carnival Corp., Class A...........................       3,489
      32    Dana Corp. .......................................         595
     121    Delphi Automotive Systems Corp. ..................       1,594
      27    Delta Air Lines, Inc. ............................         531
      64    FedEx Corp. ......................................       3,426
     389    Ford Motor Co. ...................................       6,231
      43    General Dynamics Corp. ...........................       4,610
     121    General Motors Corp. .............................       6,441
      38    Genuine Parts Co. ................................       1,311
      22    Goodrich Corp. ...................................         600
      65    Harley-Davidson, Inc. ............................       3,333
     176    Honeywell International, Inc. ....................       6,188
     *13    Navistar International Corp. .....................         417
      83    Norfolk Southern Corp. ...........................       1,948
      24    Northrop Grumman Corp. ...........................       3,028
      25    PACCAR, Inc. .....................................       1,107
     *31    Sabre Holdings Corp. .............................       1,115
     166    Southwest Airlines Co. ...........................       2,679
      27    TRW, Inc. ........................................       1,561
      30    Textron, Inc. ....................................       1,411
      54    Union Pacific Corp. ..............................       3,424
                                                                ----------
                                                                    68,331
                                                                ----------

            UTILITIES -- 3.2%
   *+115    AES Corp. (The)...................................         624
      27    Allegheny Energy, Inc. ...........................         695
     *43    Allied Waste Industries, Inc. ....................         408
      31    Ameren Corp. .....................................       1,335
      73    American Electric Power Co., Inc. ................       2,919
      29    CMS Energy Corp. .................................         319
    *+80    Calpine Corp. ....................................         566
      36    Cinergy Corp. ....................................       1,296
     *61    Citizens Communications Co. ......................         507

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            UTILITIES -- (CONTINUED)
      46    Consolidated Edison, Inc. ........................  $    1,913
      35    Constellation Energy Group, Inc. .................       1,038
      35    DTE Energy Co. ...................................       1,548
      59    Dominion Resources, Inc. .........................       3,935
     178    Duke Energy Corp. ................................       5,545
      78    Dynegy Inc., Class A..............................         560
     *70    Edison International..............................       1,194
     123    El Paso Corp. ....................................       2,527
      48    Entergy Corp. ....................................       2,050
      69    Exelon Corp. .....................................       3,618
      38    FPL Group, Inc. ..................................       2,267
      64    FirstEnergy Corp. ................................       2,133
      30    KeySpan Corp. ....................................       1,141
      26    Kinder Morgan, Inc. ..............................       1,000
     *87    Mirant Corp. .....................................         632
      10    NICOR, Inc. ......................................         437
      45    NiSource, Inc. ...................................         976
     *84    PG&E Corp. .......................................       1,500
      32    PPL Corp. ........................................       1,049
       8    Peoples Energy Corp. .............................         278
      18    Pinnacle West Capital Corp. ......................         718
      47    Progress Energy, Inc. ............................       2,470
     *24    Progress Energy, Inc. ............................           7
      44    Public Service Enterprise Group, Inc. ............       1,923
      65    Reliant Energy, Inc. .............................       1,104
      44    Sempra Energy.....................................         977
     151    Southern Co. (The)................................       4,146
      33    TECO Energy Inc. .................................         819
      57    TXU Corp. ........................................       2,950

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            UTILITIES -- (CONTINUED)
    *133    Waste Management, Inc. ...........................  $    3,460
     111    Williams Cos., Inc. (The).........................         666
      85    Xcel Energy, Inc. ................................       1,421
                                                                    64,671
                                                                ----------
            Total common stocks...............................  $1,953,399
                                                                ==========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 0.1%
            REPURCHASE AGREEMENT -- 0.1%
 $ 1,214    Joint Repurchase Agreement
              (See Note 2(d))
              1.905% due 07/01/02.............................  $    1,214
                                                                ----------

            U.S. TREASURY BILLS -- 0.0%
     300    1.68% due 09/19/02................................         299
     275    1.68% due 09/19/02................................         274
 $    25    1.68% due 09/19/02................................  $       25
     675    1.69% due 09/19/02................................         672
                                                                     1,270
                                                                ----------
            Total short-term securities.......................  $    2,484
                                                                ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $1,968,213).............   99.2%  $1,953,399
Total short-term securities (cost $2,484).........    0.1        2,484
                                                    -----   ----------
Total investment in securities
  (total cost $1,970,697).........................   99.3    1,955,883
Cash, receivables and other assets................    1.0       17,871
Securities lending collateral
  (See Note 2(i)).................................    0.4        7,392
Payable for Fund shares redeemed..................   (0.3)      (5,167)
Securities lending collateral payable to
  brokers (See Note 2(i)).........................   (0.4)      (7,392)
Other liabilities.................................   (0.0)        (177)
                                                    -----   ----------
Net assets........................................  100.0%  $1,968,410
                                                    =====   ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share; 2,000,000
  shares authorized; 742,257 shares outstanding.............  $   74,226
Capital surplus.............................................   1,905,432
Accumulated undistributed net investment income.............      10,459
Accumulated undistributed net realized loss
  on investments............................................      (7,070)
Unrealized depreciation of investments......................     (14,814)
Unrealized appreciation of futures contracts++..............         177
                                                              ----------
Net assets..................................................  $1,968,410
                                                              ==========

Class IA
  Net asset value per share ($1,914,534 / 721,881
    shares outstanding) (1,500,000 shares
    authorized)....................................  $2.65
                                                     =====
Class IB
  Net asset value per share ($53,876 / 20,376
    shares outstanding) (500,000 shares
    authorized)....................................  $2.64
                                                     =====

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

   ++ The Fund had 81 Standard & Poor's 500 September 2002 Futures contracts open as of June 30, 2002. These contracts had a value of $20,050 as of June 30, 2002 and were collateralized by various U.S. Treasury Bills with a market value of $1,270.

The accompanying notes are an integral part of this financial statement.

 HARTFORD AMERICAN LEADERS HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 96.3%
            BANKS -- 9.4%
     5      Bank of America Corp..............................  $   373
     5      Citigroup, Inc....................................      202
     3      Fannie Mae........................................      184
     4      PNC Financial Services Group......................      199
     7      Wachovia Corp.....................................      263
     9      Washington Mutual, Inc............................      336
                                                                -------

                                                                  1,557
                                                                -------

            BUSINESS SERVICES -- 2.4%
   *25      Cendant Corp......................................      391
                                                                -------

            CHEMICALS -- 4.0%
     4      Air Products & Chemicals, Inc.....................      192
     4      PPG Industries, Inc...............................      260
     5      du Pont (E.I.) de Nemours & Co....................      213
                                                                -------

                                                                    665
                                                                -------

            COMMUNICATIONS -- 5.9%
     5      BellSouth Corp....................................      151
     5      Koninklijke (Royal) Phillips Electronic N.V.,
              NY Shares.......................................      127
     9      Motorola, Inc.....................................      123
     6      SBC Communications, Inc...........................      180
     8      Sprint Corp.......................................       81
     8      Verizon Communications, Inc.......................      305
                                                                -------

                                                                    967
                                                                -------

            COMPUTERS & OFFICE EQUIPMENT -- 4.3%
    15      Hewlett-Packard Co................................      223
     2      International Business Machines Corp..............      173
    *3      Lexmark International, Inc........................      152
   *10      Storage Technology Corp...........................      157
                                                                -------

                                                                    705
                                                                -------

            CONSUMER DURABLES -- 1.1%
     2      Johnson Controls, Inc.............................      188
                                                                -------

            CONSUMER NON-DURABLES -- 1.2%
    15      Tyco International Ltd............................      204
                                                                -------

            CONSUMER SERVICES -- 2.0%
     7      H&R Block, Inc....................................      332
                                                                -------

            DRUGS -- 4.4%
     3      Abbott Laboratories...............................      109
     5      Bristol-Myers Squibb Co...........................      136
     6      Pfizer, Inc.......................................      217
     5      Pharmacia Corp....................................      176
     4      Schering-Plough Corp..............................       86
                                                                -------

                                                                    724
                                                                -------

            ENERGY & SERVICES -- 12.5%
     5      BP Amoco PLC, ADR.................................      247
     3      ChevronTexaco Corp................................      292
     8      Diamond Offshore Drilling, Inc....................      222
     6      ENSCO International, Inc..........................      169
     7      ExxonMobil Corp...................................      278
     8      Marathon Oil Corp.................................      225
     4      Phillips Petroleum Co.............................      224
     5      Sunoco, Inc.......................................      178
     6      Unocal Corp.......................................      233
                                                                -------

                                                                  2,068
                                                                -------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            FINANCIAL SERVICES -- 3.0%
     5      Bear Stearns Cos., Inc. (The).....................  $   282
     5      Morgan Stanley Dean Witter & Co...................      211
                                                                -------
                                                                    493
                                                                -------

            FOOD, BEVERAGE & TOBACCO -- 4.8%
     8      Philip Morris Cos., Inc...........................      345
     9      Sara Lee Corp.....................................      192
     8      UST, Inc..........................................      263
                                                                -------
                                                                    800
                                                                -------

            FOREST & PAPER PRODUCTS -- 1.2%
     3      Kimberly-Clark Corp...............................      198
                                                                -------

            HEALTH SERVICES -- 1.9%
   *22      HEALTH SOUTH Corp.................................      283
                                                                -------

            INSURANCE -- 12.5%
    *5      Allmerica Financial Corp..........................      213
     7      Allstate Corp. (The)..............................      259
     3      CIGNA Corp........................................      263
     5      Lincoln National Corp.............................      197
     5      Loews Corp........................................      286
     4      MBIA, Inc.........................................      226
     2      Marsh & McLennan Cos., Inc........................      193
    *6      Principal Financial Group (The)...................      189
     3      UnitedHealth Group, Inc...........................      256
                                                                -------
                                                                  2,082
                                                                -------

            MACHINERY -- 1.2%
     4      Ingersoll Rand Co.................................      192
                                                                -------

            MEDIA & ENTERTAINMENT -- 2.4%
   *10      Charter Communications, Inc., Class A.............       40
     9      News Corp. Ltd., ADR..............................      172
    *4      Viacom, Inc., Class B.............................      178
                                                                -------
                                                                    390
                                                                -------

            MEDICAL INSTRUMENTS & SUPPLIES -- 2.3%
    *3      Baxter International, Inc.........................      151
    *8      Boston Scientific Corp............................      223
                                                                -------
                                                                    374
                                                                -------

            METALS, MINERALS & MINING -- 1.0%
     5      Alcoa, Inc........................................      169
                                                                -------

            RETAIL -- 2.3%
    *5      Federated Department Stores, Inc..................      183
   *11      Toys R Us, Inc....................................      190
                                                                -------
                                                                    373
                                                                -------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- (CONTINUED)
            SOFTWARE & SERVICES -- 4.4%
     4      Computer Associates International, Inc............  $    64
    *3      Computer Sciences Corp............................      148
     4      Electronic Data Systems Corp......................      160
     9      First Data Corp...................................      350
                                                                -------

                                                                    722
                                                                -------

            TRANSPORTATION -- 6.2%
    10      Ford Motor Co.....................................      163
     2      General Dynamics Corp.............................      202
     4      General Motors Corp...............................      188
     1      Northrop Grumman Corp.............................      125
     4      TRW, Inc..........................................      199
     3      Textron, Inc......................................      150
                                                                -------

                                                                  1,027
                                                                -------

            UTILITIES -- 5.9%
     5      Cinergy Corp......................................      184
     6      Entergy Corp......................................      255
     4      FPL Group, Inc....................................      246
     8      Reliant Energy, Inc...............................      130
    *7      Waste Management, Inc.............................      175
                                                                -------

                                                                    990
                                                                -------

            Total common stocks...............................  $15,894
                                                                =======

PRINCIPAL
AMOUNT
  ----
CONVERTIBLE BONDS -- 0.3%
            SOFTWARE & SERVICES -- 0.3%
  $@@50     Computer Associates International, Inc.
              5.00% due 03/15/07..............................  $    50
                                                                -------

            Total convertible bonds...........................  $    50
                                                                =======

SHARES
  ----
CONVERTIBLE PREFERRED STOCKS -- 2.1%
            TRANSPORTATION -- 2.1%
     1      Northrop Grumman Corp.............................  $   159
     4      Union Pacific Capital Trust.......................      188
                                                                -------

                                                                    347
                                                                -------

            Total convertible preferred stocks................  $   347
                                                                =======

PRINCIPAL                                                       MARKET
AMOUNT                                                           VALUE
  ----                                                          -------
SHORT-TERM SECURITIES -- 0.1%
            INVESTMENT COMPANIES -- 0.1%
  $ 12      State Street Money Market Fund
              1.66% due 07/01/02..............................  $    12
                                                                -------

            Total short-term securities.......................  $    12
                                                                =======


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $17,186)........    96.3%  $15,894
Total convertible bonds (cost $50)........     0.3        50
Total convertible preferred stocks (cost
  $292)...................................     2.1       347
Total short-term securities (cost $12)....     0.1        12
                                            ------   -------
Total investment in securities
  (total cost $17,540)....................    98.8    16,303
Cash, receivables and other assets........     1.2       217
Payable for securities purchased..........     0.0        (8)
Other liabilities.........................     0.0        (6)
                                            ------   -------

Net assets................................   100.0%  $16,506
                                            ======   =======

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.010 per share; 100,000 shares
  authorized; 1,758 shares outstanding......................   $    18
Capital surplus.............................................    18,278
Accumulated undistributed net investment income.............        83
Accumulated undistributed net realized loss on
  investments...............................................      (636)
Unrealized depreciation of investments......................    (1,237)
                                                               -------

Net assets..................................................   $16,506
                                                               =======

Class IA
  Net asset value per share ($16,506 / 1,758
    shares outstanding) (100,000 shares
    authorized)...................................   $9.39
                                                     =====

    *  Non-income producing during the period.

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of these securities amounted to $50 or 0.3% of net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL EQUITY HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 99.1%
            AUSTRALIA -- 2.5%
     22     News Corp., Ltd. (The) (Media &
              Entertainment)..................................  $   117
     56     QBE Insurance Group Ltd. (Insurance)..............      208
                                                                -------

                                                                    325
                                                                -------

            CANADA -- 3.3%
      8     BCE, Inc. (Business Services).....................      134
      3     Canadian National Railway Co.
              (Transportation)................................      134
      3     Canadian Natural Resources Ltd (Energy &
              Services).......................................      107
      1     Talisman Energy, Inc. (Energy & Services).........       54
                                                                -------

                                                                    429
                                                                -------

            FINLAND -- 0.9%
      8     Nokia Oyj (Communications)........................      117
                                                                -------

            FRANCE -- 9.4%
      2     Air Liquids S.A. (Chemicals)......................      287
      3     Aventis S.A. (Drugs)..............................      197
      4     Bouygues S.A. (Construction)......................      103
      3     Carrefour S.A. (Retail)...........................      140
     *1     Clarins S.A. (Consumer Non-Durables)..............       79
      3     Sanofi-Synthelabo S.A. (Medical Instruments
              & Supplies).....................................      174
      2     TotalFinaElf S.A., B Shares (Energy &
              Services).......................................      263
                                                                -------

                                                                  1,243
                                                                -------

            GERMANY -- 2.7%
      2     BMW AG (Transportation)...........................       73
      4     Linde AG (Research & Testing Facilities)..........      181
   *@@0     Muenchener Rueckversicherungs-Gesellschaft
              AG (Insurance)..................................      105
                                                                -------

                                                                    359
                                                                -------

            IRELAND -- 0.9%
      9     Irish Life & Permanent (Financial Services).......      125
                                                                -------

            ITALY -- 0.3%
     14     Snam Rete Gas S.p.A. (Transportation).............       41
                                                                -------

            JAPAN -- 5.9%
    *16     Asahi Breweries Ltd. (Food, Beverage &
              Tobacco)........................................      134
      6     Canon, Inc. (Computers & Office
              Equipment)......................................      227
      8     Chugai Pharmaceutical Co., Ltd. (Medical
              Instruments & Supplies).........................       98
      4     Honda Motor Co., Ltd. (Transportation)............      162
     12     Nissan Motor Co., Ltd. (Transportation)...........       83
      2     Ono Pharmaceutical Co., Ltd. (Drugs)..............       71
                                                                -------

                                                                    775
                                                                -------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            NETHERLANDS -- 7.7%
      9     Azko Nobel N.V. (Chemicals).......................  $   401
    @@0     Koninklijke KPN N.V. (Communications).............        0
     20     Reed Elsevier N.V. (Media &
              Entertainment)..................................      268
      4     Unilever N.V. (Food, Beverage & Tobacco)..........      292
     *7     Vodafone Libertel N.V. (Communications)...........       48
                                                                -------
                                                                  1,009
                                                                -------

            SINGAPORE -- 0.7%
     13     DBS Group Holdings Ltd. (Banks)...................       91
                                                                -------

            SOUTH KOREA -- 1.1%
     *3     SK Telecom Co., Ltd. (Communications).............       80
   @@@0     Samsung Electronics Co., Ltd. GDR
              (Electronics)...................................       65
                                                                -------
                                                                    145
                                                                -------

            SPAIN -- 2.2%
      7     Gas Natural SDG, S.A. (Metals, Minerals &
              Mining).........................................      129
     11     Iberdrola S.A. (Utilities)........................      166
                                                                -------
                                                                    295
                                                                -------

            SWEDEN -- 1.2%
     13     Saab AB (Aerospace & Defense).....................      161
                                                                -------

            SWITZERLAND -- 8.0%
    @@0     Nestle S.A. (Food, Beverage & Tobacco)............       69
      4     STMicroelectronics N.V. (Electronics).............      111
      1     Swiss Re (Insurance)..............................      126
      9     Syngenta AG (Chemicals)...........................      557
   @@@0     Synthes-Stratec, Inc. (Consumer Durables).........       92
    @@0     Synthes-Stratec, Inc. (Medical Instruments &
              Supplies).......................................       31
     *1     UBS AG (Banks)                                           70
                                                                -------
                                                                  1,056
                                                                -------

            UNITED KINGDOM -- 14.6%
     *9     BOC Group PLC (Chemicals).........................      139
     *8     British Sky Broadcasting (Media &
              Entertainment)..................................       73
      6     CGNU PLC (Financial Services).....................       51
      3     Capital Radio PLC (Communications)................       30
     39     Diageo PLC (Food, Beverage & Tobacco).............      509
     10     GlaxoSmithKline PLC (Drugs).......................      218
     12     Next PLC (Retail).................................      167
     17     Reckitt Benckiser PLC (Consumer
              Non-Durables)...................................      313
      5     Royal Bank of Scotland Group PLC (Banks)..........      147
      5     Standard Chartered PLC (Financial Services).......       52
    110     Vodafone Group PLC (Communications)...............      150
    *19     William Hill PLC (Hotels & Gaming)................       78
                                                                -------

                                                                  1,927
                                                                -------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- (CONTINUED)
            UNITED STATES OF AMERICA -- 37.7%
      7     Ace Ltd. (Insurance)..............................  $   210
      4     Air Products & Chemicals, Inc. (Chemicals)........      180
      1     Alberto-Culver Co., Class B (Consumer
              Non-Durables)...................................       67
      6     Allstate Corp. (The) (Insurance)..................      204
     *3     Aramark Corp. (Retail)............................       75
     *1     BJ's Wholesale Club, Inc. (Retail)................       47
      3     BellSouth Corp. (Communications)..................      101
      3     Bristol-Myers Squibb Co. (Drugs)..................       86
      2     CIGNA Corp. (Insurance)...........................      194
     *9     Charter Communications, Inc., Class A
              (Media & Entertainment).........................       36
      4     Conoco, Inc. (Energy & Services)..................      117
      2     Deere & Co. (Machinery)...........................      107
      2     Eli Lilly & Co. (Drugs)...........................      127
      1     Estee Lauder Cos., Inc. (The), Class A
              (Consumer Non-Durables).........................       18
      2     FedEx Corp. (Transportation)......................      102
      3     Fleet Boston Financial Corp. (Banks)..............      101
      2     GlobalSantaFe Corp. (Energy & Services)...........       58
      2     Goldman Sachs Group, Inc. (The) (Financial
              Services).......................................      129
     *4     Guidant Corp. (Medical Instruments &
              Supplies).......................................      113
     10     Hewlett-Packard Co. (Computers & Office
              Equipment)......................................      154
      4     Home Depot, Inc. (The) (Retail)...................      139
      8     IMS Health, Inc. (Software & Services)............      138
      1     International Business Machines Corp.
              (Computers & Office Equipment)..................      100
      3     Kellogg Co. (Food, Beverage & Tobacco)............      104
     *4     Lincare Holdings, Inc. (Health Services)..........      134
      2     Merck & Co., Inc. (Drugs).........................       88
      2     Merrill Lynch & Co., Inc. (Financial
              Services).......................................       75
     *7     MetLife, Inc. (Insurance).........................      193
      2     NIKE, Inc., Class B (Rubber & Plastics
              Products).......................................       91
     *3     Oracle Corp. (Software & Services)................       32
      2     Pfizer, Inc. (Drugs)..............................       86
      6     Praxair, Inc. (Chemicals).........................      328
      5     SAFECO CORP. (Insurance)..........................      140
     *5     Safeway, Inc. (Consumer Non-Durables).............      137
      3     SouthTrust Corp. (Banks)..........................       73
      4     St. Paul Cos., Inc. (The) (Insurance).............      152
      2     SunTrust Banks, Inc. (Banks)......................      148
      1     United Parcel Service, Inc. (Transportation)......       74
      2     UnumProvident Corp. (Insurance)...................       50
     *5     Viacom, Inc., Class B (Media &
              Entertainment)..................................      208
      3     Wyeth (Drugs).....................................      134
     *4     Yum! Brands, Inc. (Retail)........................      121
                                                                  4,971
                                                                -------

            Total common stocks...............................  $13,069
                                                                =======

PRINCIPAL                                                       MARKET
AMOUNT                                                          VALUE
---------                                                       -------
SHORT-TERM SECURITIES -- 1.2%
 $  154     State Street Money Market Fund
              1.66% due 07/01/02..............................  $   154
                                                                -------

            Total short-term securities.......................  $   154
                                                                =======


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $13,497)........   99.1%  $13,069
Total short-term securities (cost $154)...    1.2       154
                                            -----   -------
Total investment in securities
  (total cost $13,651)....................  100.3    13,223
Cash, receivables and other assets........    1.5       201
Payable for securities purchased..........   (1.2)     (160)
Payable for Fund shares redeemed..........   (0.5)      (62)
Other liabilities.........................   (0.1)      (16)
                                            -----   -------
Net assets................................  100.0%  $13,186
                                            =====   =======

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.010 per share; 100,000 shares
  authorized; 1,590 shares outstanding......................  $    16
Capital surplus.............................................   15,228
Accumulated undistributed net investment income.............       23
Accumulated undistributed net realized loss on
  investments...............................................   (1,658)
Unrealized depreciation of investments......................     (428)
Unrealized appreciation of other assets and liabilities in
  foreign currencies........................................        5
                                                              -------
Net assets..................................................  $13,186
                                                              =======


Class IA
  Net asset value per share ($13,186 / 1,590 shares
    outstanding) (100,000 shares authorized).......  $8.29
                                                     =====

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL EQUITY HLS FUND

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
                                                     VALUE
                                                    -------
DIVERSIFICATION BY INDUSTRY
Aerospace & Defense........................   1.2%  $   161
Banks......................................   4.8       630
Business Services..........................   1.0       134
Chemicals..................................  14.3     1,892
Communications.............................   4.0       526
Computers & Office Equipment...............   3.6       481
Construction...............................   0.8       103
Consumer Durables..........................   0.7        92
Consumer Non-Durables......................   4.7       614
Drugs......................................   7.6     1,007
Electronics................................   1.3       176
Energy & Services..........................   4.5       599
Financial Services.........................   3.3       432
Food, Beverage & Tobacco...................   8.4     1,108
Health Services............................   1.0       134
Hotels & Gaming............................   0.6        78
Insurance..................................  12.0     1,582
Machinery..................................   0.8       107
Media & Entertainment......................   5.3       702
Medical Instruments & Supplies.............   3.2%      416
Metals, Minerals & Mining..................   1.0       129
Research & Testing Facilities..............   1.4       181
Retail.....................................   5.2       689
Rubber & Plastics Products.................   0.7        91
Software & Services........................   1.3       170
Transportation.............................   5.1       669
Utilities..................................   1.3       166
                                             ----   -------
         Total common stocks...............  99.1%  $13,069
                                             ====   =======


    *  Non-income producing during the period.

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of these securities amounted to $157 or 1.2% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

       @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2002

                                                  CONTRACT         DELIVERY           UNREALIZED
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE            APPRECIATION
-----------                  ------------         --------         --------         --------------
EURO (Sell)                      $83                $82            7/1/2002              $(1)
EURO (Sell)                        4                  4            7/2/2002               --
EURO (Sell)                        6                  6            7/3/2002               --
Swedish Krona (Sell)               3                  3            7/1/2002               --
                                                                                         ---
                                                                                         $(1)
                                                                                         ===

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL STOCK II HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 99.1%
            AUSTRALIA -- 1.7%
     26     BHP Billiton Ltd. (Metals, Minerals &
              Mining).........................................  $   150
     23     Brambles Industries Ltd. (Consumer
              Services).......................................      119
      4     National Australia Bank Ltd. (Banks)..............       87
     34     News Corp., Ltd. (Media & Entertainment)..........      158
                                                                -------

                                                                    514
                                                                -------

            BELGIUM -- 0.6%
      9     Dexia (Banks).....................................      136
      1     UCB S.A. (Drugs)..................................       40
                                                                -------

                                                                    176
                                                                -------

            BRAZIL -- 0.6%
      3     Companhia Brasileira de Distribuicao Grupo
              Pao de Acucar (Electronics).....................       48
     *1     Companhia Vale do Rio Doce (Metals,
              Minerals & Mining)..............................       13
      7     Petroleo Brasileiro S.A., ADR (Energy &
              Services).......................................      132
                                                                -------

                                                                    193
                                                                -------

            CANADA -- 0.5%
      2     Alcan, Inc. (Metals, Minerals & Mining)...........       68
      2     Royal Bank Of Canada (Banks)......................       79
                                                                -------

                                                                    147
                                                                -------

            DENMARK -- 0.5%
      3     Novo Nordisk AS (Drugs)...........................      103
      2     TDC AS (Communications)...........................       57
                                                                -------

                                                                    160
                                                                -------

            FINLAND -- 1.3%
     27     Nokia Oyj (Communications)........................      389
                                                                -------

            FRANCE -- 15.3%
     11     AXA (Financial Services)..........................      207
     *1     Altran Technologies S.A. (Business Services)......       40
      9     Aventis S.A. (Drugs)..............................      663
    *11     BNP Paribas S.A. (Banks)..........................      630
    @@0     Cap Gemini S.A. (Software & Services).............       16
      5     Compagnie de Saint-Gobain (Construction)..........      222
     *1     Equant N.V. (Software & Services).................        5
    @@0     Groupe Danone (Food, Beverage & Tobacco)..........       47
      1     Hermes International (Apparel & Textile)..........      118
    @@0     L'Oreal (Consumer Non-Durables)...................       29
      2     LVMH Moet Hennessy Louis Vuitton S.A.
              (Consumer Services).............................      103
    @@0     Lafarge S.A. (Construction).......................       34
     *8     Orange S.A. (Communications)......................       37
      1     Pinault-Printemps-Redoute S.A. (Retail)...........       74
      7     Sanofi-Synthelabo S.A. (Medical
              Instruments & Supplies).........................      425
      4     Schneider Electric Sa (Electronics)...............      224
      2     Societe Generale (Banks)..........................      119
      9     Societe Television Francaise 1 (Media &
              Entertainment)..................................      249
      8     Sodexho Alliance (Food, Beverage &
              Tobacco)........................................      299
     *3     Thomson Multimedia (Electronics)..................       73
      6     TotalFinaElf S.A., B Shares (Energy &
              Services).......................................    1,031
      3     Vivendi S.A. (Media & Entertainment)..............       75
                                                                -------

                                                                  4,720
                                                                -------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            GERMANY -- 3.7%
      1     Allianz AG (Insurance)............................  $   273
      2     Bayer AG (Chemicals)..............................       53
      1     Bayerische Vereinsbank AG (Banks).................       34
      3     Deutsche Bank AG (Banks)..........................      206
      1     Deutsche Telekom AG (Communications)..............       12
      4     Gehe AG (Drugs)...................................      149
     *1     Rhoen-Klinikum AG (Health Services)...............       45
      1     Sap AG (Software & Services)......................       86
      1     Siemens AG (Electronics)..........................       54
      4     Veba AG (Utilities)...............................      222
                                                                -------
                                                                  1,134
                                                                -------

            GREECE -- 0.1%
      3     Hellenic Telecommunications
              (Communications)................................       46
                                                                -------

            HONG KONG -- 1.1%
     18     Cheung Kong (Holdings) Ltd. (Real Estate).........      150
     29     Henderson Land Development Co., Ltd.
              (Real Estate)...................................      120
     11     Hutchison Whampoa Ltd.
              (Communications)................................       82
                                                                -------
                                                                    352
                                                                -------

            INDIA -- 0.1%
      6     ICCI Bank Ltd., ADR (Financial Services)..........       40
                                                                -------

            IRELAND -- 0.0%
    @@0     Bank Of Ireland (Banks)...........................        0
                                                                -------

            ISRAEL -- 0.1%
     *2     Check Point Software Technologies Ltd.
              (Software & Services)...........................       23
                                                                -------

            ITALY -- 6.5%
     18     Alleanza Assicurazioni (Insurance)................      173
      3     Assicurazioni Generali (Insurance)................       65
    141     Banca Intesa S.p.A. (Banks).......................      429
     15     Bipop-Carire S.p.A. (Banks).......................       20
     27     ENI S.p.A. (Energy & Services)....................      430
      4     Mediaset S.p.A. (Media & Entertainment)...........       31
      5     Mediolanum S.p.A. (Insurance).....................       30
     32     Olivetti S.p.A. (Communications)..................       34
      2     San Paolo-IMI S.p.A. (Banks)......................       20
     58     Telecom Italia Mobile S.p.A.
              (Communications)................................      236

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL STOCK II HLS FUND

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- (CONTINUED)
            ITALY -- (CONTINUED)
     15     Telecom Italia S.p.A (Communications).............  $    79
     20     Telecom Italia S.p.A (Communications).............      153
     66     UniCredito Italiano S.p.A. (Financial
              Services).......................................      299
                                                                -------

                                                                  1,999
                                                                -------

            JAPAN -- 13.3%
     10     Canon, Inc. (Computers & Office
              Equipment)......................................      378
      5     Credit Saison Co., Ltd. (Financial Services)......      112
      3     Daiichi Pharmaceutical Co., Ltd. (Drugs)..........       55
      1     Fanuc Ltd. (Electronics)..........................       60
    @@0     Fuji Television Network, Inc. (Media &
              Entertainment)..................................       87
      9     Fujisawa Pharmaceutical Co., Ltd. (Drugs).........      216
      6     Hitachi Ltd. (Chemicals)..........................       65
      3     ITO-YOKADO Co., Ltd. (Retail).....................      150
    @@0     Keyence Corp. (Machinery).........................       42
    @@0     Kiddi Corp. (Communications)......................      102
      1     Kyocera Corp. (Electronics).......................      102
     12     Marui Co., Ltd. (Retail)..........................      152
     17     Mitsui Fudosan Co., Ltd. (Real Estate)............      150
      2     Murata Manufacturing Co., Ltd.
              (Electronics)...................................      148
    @@0     NTT DoCoMo, Inc. (Communications).................      300
    @@0     Nippon Telegraph & Telephone Corp.
              (Communications)................................       37
     11     Nomura Securities Co., Ltd. (Insurance)...........      162
    @@0     Rohm Co., Ltd. (Electronics)......................       60
      1     SMC Corp. (Machinery).............................       71
      2     Secom Co., Ltd. (Electronics).....................       74
      6     Seven-Eleven Japan Co., Ltd. (Retail).............      236
      2     Shin-Etsu Chemical Co., Ltd. (Chemicals)..........      103
      9     Shiseido Co., Ltd. (Consumer Non-Durables)........      120
      6     Sony Corp. (Electronics)..........................      327
     15     Sumimoto Corp. (Consumer Services)................       91
      3     Takeda Chemical Industries Ltd. (Medical
              Instruments & Supplies).........................      132
      1     Takefuji Corp. (Financial Services)...............       81
     17     Toshiba Corp. (Electronics).......................       69
      9     Toyota Motor Corp. (Transportation)...............      236
      7     Yamanouchi Pharmaceuticals Co., Ltd.
              (Medical Instruments & Supplies)................      182
                                                                -------

                                                                  4,100
                                                                -------

            LUXEMBOURG -- 0.1%
      2     SES Global (Communications).......................       25
                                                                -------

            MEXICO -- 1.0%
      7     America Movil S.A. de CV
              (Communications)................................       88
     38     Fomento Economico Mexicano S.A. de C.V.
              (Food, Beverage & Tobacco)......................      149
   *100     Grupo Financiero BBVA Bancomer S.A. de
              C.V. (Financial Services).......................       82
                                                                -------

                                                                    319
                                                                -------

            NETHERLANDS -- 6.8%
    *11     ASML Holding N.V. (Machinery).....................      178
    @@0     Azko Nobel N.V. (Chemicals).......................       21
     20     ING Groep N.V. (Insurance)........................      520
      4     Koninklijke Ahold N.V. (Retail)...................       82
     17     Koninklijke KPN N.V. (Communications).............       80
     17     Koninklijke Philips Electronics N.V.
              (Electronics)...................................      479
      8     Reed Elsevier N.V. (Media &
              Entertainment)..................................      115
      3     Royal Dutch Petroleum Co. (Energy &
              Services).......................................      193
     11     VNU N.V. (Media & Entertainment)..................      294
      7     Wolters Kluwer N.V. (Forest & Paper
              Products).......................................      125
                                                                -------

                                                                  2,087
                                                                -------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            NORWAY -- 0.5%
      7     Orkla ASA (Food, Beverage & Tobacco)..............  $   139
      2     Statoil ASA, Class A (Metals, Minerals &
              Mining).........................................       18
                                                                -------
                                                                    157
                                                                -------

            PORTUGAL -- 0.4%
      4     Jeronimo Martins, SGPS, S.A.
              (Transportation)................................       28
     12     Portugal Telecom S.G.P.S., S.A.
              (Communications)................................       85
                                                                -------
                                                                    113
                                                                -------

            RUSSIA -- 0.5%
      1     YUKOS, ADR (Energy & Services)....................      141
                                                                -------

            SINGAPORE -- 1.0%
      6     DBS Group Holdings Ltd. (Banks)...................       42
     *7     Flextronics International Ltd. (Electronics)......       49
     32     United Overseas Bank Ltd. (Financial
              Services).......................................      230
                                                                -------
                                                                    321
                                                                -------

            SOUTH KOREA -- 1.4%
     *6     KT Corp. (Communications).........................      121
     *1     Kookmin Bank ADR (Banks)..........................       69
      2     Posco ADR (Metals, Minerals & Mining).............       57
     *7     SK Telecom Co., Ltd. (Communications).............      174
                                                                -------
                                                                    421
                                                                -------

            SPAIN -- 3.3%
     22     Banco Bilbao Vizcaya Argentaria S.A.
              (Banks).........................................      251
     26     Banco Santander Central Hispano S.A.
              (Banks).........................................      206
      8     Endesa S.A. (Utilities)...........................      114
      6     Gas Natural SDG, S.A. (Metals, Minerals &
              Mining).........................................      114
     *3     Industria de Diseno Textil S.A. (Apparel &
              Textile)........................................       72

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- (CONTINUED)
            SPAIN -- (CONTINUED)
      4     Repsol YPF S.A. (Energy & Services)...............  $    50
    *20     Telefonica S.A. (Communications)..................      165
     *2     Telefonica S.A., ADR (Communications).............       56
                                                                -------

                                                                  1,028
                                                                -------

            SWEDEN -- 3.6%
      7     Electrolux AB -- Service Shares, Class B
              (Consumer Durables).............................      139
     10     Hennes & Mauritz AB, B Shares (Retail)............      194
     15     Nordea AB (Banks).................................       83
      2     Sandvik AB (Construction).........................       42
     29     Securitas AB (Consumer Services)..................      601
     44     Telefonaktiebolaget LM Ericcson AB, ADR,
              B Shares (Communications).......................       67
                                                                -------

                                                                  1,126
                                                                -------

            SWITZERLAND -- 6.5%
      7     Adecco S.A. (Business Services)...................      445
     *2     Credit Suisse Group (Banks).......................       69
      3     Nestle S.A. (Food, Beverage & Tobacco)............      730
      3     Roche Holdings AG (Drugs).........................      222
      5     STMicroelectronics N.V. (Electronics).............      123
     *8     UBS AG (Banks)....................................      407
                                                                -------

                                                                  1,996
                                                                -------

            THAILAND -- 0.3%
     65     Bangkok Bank Public Co., Ltd. (Banks).............       88
                                                                -------

            UNITED KINGDOM -- 28.0%
      6     Abbey National PLC (Financial Services)...........       75
     11     AstraZeneca PLC (Drugs)...........................      475
     *3     Autonomy Corp. PLC (Software & Services)..........       13
     36     BP PLC (Energy & Services)........................      302
      7     Bg Group PLC (Metals, Minerals &
              Mining).........................................       30
     50     Brambles Industries PLC (Consumer
              Services).......................................      250
     19     Cable & Wireless PLC (Communications).............       49
     21     Cadbury Schweppes PLC (Food, Beverage &
              Tobacco)........................................      157
     *8     Celltech Group PLC (Health Services)..............       67
     18     Centrica PLC (Chemicals)..........................       56
     73     Compass Group PLC (Food, Beverage &
              Tobacco)........................................      442
     10     DS Smith PLC (Forest & Paper Products)............       27
     20     Diageo PLC (Food, Beverage & Tobacco).............      259
     *5     Dimension Data Holdings PLC (Software &
              Services).......................................        3
     21     Electrocomponents PLC (Electronics)...............      116
      9     Friends Provident PLC (Insurance).................       21
     12     GKN PLC (Transportation)..........................       57
     54     GlaxoSmithKline PLC (Drugs).......................    1,162
     69     Granada PLC (Media & Entertainment)...............      117
    *12     HSBC Holdings PLC (Banks).........................      142
     55     Hays PLC (Consumer Services)......................      130
     13     Hilton Group (Hotels & Gaming)....................       45
     23     Kingfisher PLC (Retail)...........................      110
      9     Lattice Group PLC (Transportation)................       24
      2     Reckitt Benckiser PLC (Consumer
              Non-Durables)...................................       44
     88     Reed International PLC (Media &
              Entertainment)..................................      836
     22     Rio Tinto PLC (Metals, Minerals & Mining).........      396
     30     Royal Bank of Scotland Group PLC (Banks)..........      861
     15     Sainsbury J PLC (Retail)..........................       81
     81     Shell Transport & Trading Co. PLC
              (Metals, Minerals & Mining).....................      613
      6     Standard Chartered PLC (Financial
              Services).......................................       67
     85     Tesco PLC (Retail)................................      310
     44     Tomkins PLC (Machinery)...........................      169
     25     Unilever PLC (Food, Beverage & Tobacco)...........      229
      5     United Business Media PLC (Media &
              Entertainment)..................................       35
    366     Vodafone Group PLC (Communications)...............      502
     43     WWP Group PLC (Business Services).................      366
     25     Woolworths Group PLC (Retail).....................       16
                                                                -------

                                                                  8,654
                                                                -------

            UNITED STATES OF AMERICA -- 0.3%
     *5     Celestica, Inc. (Electronics).....................      103
      1     Telefonos de Mexico S.A., ADR
              (Communications)................................       29
                                                                -------

                                                                    132
                                                                -------

            Total common stocks...............................  $30,601
                                                                =======

PRINCIPAL
AMOUNT
---------
SHORT-TERM SECURITIES -- 1.6%
 $  480     State Street Money Market Fund
              1.66% due 07/01/02..............................  $   480
                                                                -------

            Total short-term securities.......................  $   480
                                                                =======


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $37,546)........   99.1%  $30,601
Total short-term securities (cost $480)...    1.6       480
                                            -----   -------
Total investment in securities (total cost
  $38,026)................................  100.7    31,081
Cash, receivables and other assets........    0.5       163
Payable for securities purchased..........   (0.4)     (129)
Payable for Fund shares redeeemed.........   (0.7)     (208)
Other liabilities.........................   (0.1)      (22)
                                            -----   -------
Net assets................................  100.0%  $30,885
                                            =====   =======

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL STOCK II HLS FUND

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              MARKET
                                                               VALUE
                                                              -------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.010 per share; 100,000 shares
  authorized; 3,641 shares outstanding......................  $    36
Capital surplus.............................................   44,623
Accumulated undistributed net investment income.............      245
Accumulated undistributed net realized loss
  on investments............................................   (7,077)
Unrealized depreciation of investments......................   (6,945)
Unrealized appreciation of other assets and liabilities in
  foreign currencies........................................        3
                                                              -------
Net assets..................................................  $30,885
                                                              =======

Class IA
  Net asset value per share ($30,885 / 3,641 shares
    outstanding) (100,000 shares authorized).......  $8.48
                                                     =====


    *  Non-income producing during the period.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

                                                           MARKET
                                                            VALUE
                                                           -------
DIVERSIFICATION BY INDUSTRY:
Apparel & Textile.................................   0.6%  $   190
Banks.............................................  13.0     4,018
Business Services.................................   2.8       851
Chemicals.........................................   1.0       298
Communications....................................   9.7     3,005
Computers & Office Equipment......................   1.2       378
Construction......................................   1.0       298
Consumer Durables.................................   0.9       270
Consumer Non-Durables.............................   0.6       193
Consumer Services.................................   3.9     1,191
Drugs.............................................  10.0     3,085
Electronics.......................................   6.8     2,109
Energy & Services.................................   7.4     2,279
Financial Services................................   3.7     1,153
Food, Beverage & Tobacco..........................   7.9     2,451
Forest & Paper Products...........................   0.5       152
Health Services...................................   0.4       112
Hotels & Gaming...................................   0.1        45
Insurance.........................................   4.0     1,244
Machinery.........................................   1.5       460
Media & Entertainment.............................   6.5     1,997
Medical Instruments & Supplies....................   2.4       739
Metals, Minerals & Mining.........................   4.7     1,459
Real Estate.......................................   1.4       420
Retail............................................   4.5     1,405
Software & Services...............................   0.5       146
Transportation....................................   1.0       317
Utilities.........................................   1.1       336
                                                    ----   -------
    Total common stocks...........................  99.1%  $30,601
                                                    ====   =======

       @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2002

                                                  CONTRACT           DELIVERY            UNREALIZED
DESCRIPTION                  MARKET VALUE          AMOUNT              DATE             APPRECIATION
-----------                  ------------         --------         ------------         ------------
EURO (Buy)                       $ 21               $ 21               7/1/2002            $  --
Japanese Yen (Buy)                102                102               7/1/2002               --
Singapore Dollar (Sell)            11                 11               7/1/2002               --
                                                                                           -----
                                                                                           $  --
                                                                                           =====

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND, INC.

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.2%
$  @43,000   AESOP Funding II LLC,
               Series 1998-1, Class A
               (Aaa Moody's)
               6.14% due 05/20/06..............................  $   45,239
    18,000   Asset Securitization Corp.,
               Series 1997-D4, Class A1D
               (Aaa Moody's)
               7.49% due 04/14/29..............................      19,862
    17,200   Asset Securitization Corp.,
               Series 1997-D5, Class A1E
               (AAA Fitch)
               6.93% due 02/14/41..............................      18,195
    24,383   Chase Commercial Mortgage
               Securities Corp., Series 1997-1,
               Class A2 (Aaa Moody's)
               7.37% due 02/19/07..............................      26,425
     3,400   Citibank Credit Card Issuance Trust,
               Series 2000-B1, Class B1
               (A2 Moody's)
               7.05% due 09/17/07..............................       3,671
     4,000   Citibank Credit Card Master Trust l,
               Series 1999-7, Class B
               (A2 Moody's)
               6.90% due 11/15/06..............................       4,275
    17,225   First Union -- Lehman Brothers
               Commercial Mortgage Trust,
               Series 1997-C1, Class A3
               (Aaa Moody's)
               7.38% due 04/18/07..............................      18,950
       268   Money Store Home Improvement
               Trust (The), Series 1997-1,
               Class M1 (AAA Fitch)
               7.41% due 05/15/17..............................         274
     3,000   Standard Credit Card Master Trust,
               Series 1995-1, Class B
               (A1 Moody's)
               8.45% due 01/07/07..............................       3,295
                                                                 ----------

                                                                    140,186
                                                                 ----------

             Total collateralized
               mortgage obligations............................  $  140,186
                                                                 ==========

  SHARES
----------
COMMON STOCKS -- 61.5%
             AEROSPACE & DEFENSE -- 0.3%
    *3,700   General Motors Corp., Class H.....................  $   38,480
                                                                 ----------

             BANKS -- 6.3%
     1,068   American Express Co. .............................      38,801
     2,564   Bank One Corp. ...................................      98,670
     5,606   Citigroup, Inc. ..................................     217,239
     3,086   Fleet Boston Financial Corp. .....................      99,842
     1,400   Household International, Inc. ....................      69,580
     3,022   State Street Corp. ...............................     135,089
    +2,500   U.S. Bancorp......................................      58,375
                                                                 ----------

                                                                    717,596
                                                                 ----------

             BUSINESS SERVICES -- 0.6%
   *+3,306   Accenture Ltd.....................................      62,818
                                                                 ----------

             CHEMICALS -- 1.0%
     3,275   Dow Chemical Co. (The)............................     112,605
                                                                 ----------

             COMMUNICATIONS -- 0.6%
     2,337   SBC Communications, Inc. .........................      71,269
                                                                 ----------

                                                                   MARKET
  SHARES                                                           VALUE
----------                                                       ----------
             COMPUTERS & OFFICE EQUIPMENT -- 3.2%
       387   3M Co. ...........................................  $   47,626
    *5,893   Cisco Systems, Inc. ..............................      82,206
    +6,189   Hewlett-Packard Co. ..............................      94,566
    +1,946   International Business Machines
               Corp. ..........................................     140,134
                                                                 ----------
                                                                    364,532
                                                                 ----------

             CONSTRUCTION -- 0.5%
     3,837   Halliburton Co. ..................................      61,162
                                                                 ----------

             CONSUMER NON-DURABLES -- 2.0%
    +1,535   Estee Lauder Cos., Inc. (The),
               Class A.........................................      54,032
     1,600   Gillette Co. (The)................................      54,192
    *4,191   Safeway, Inc. ....................................     122,329
                                                                 ----------
                                                                    230,553
                                                                 ----------

             DRUGS -- 7.0%
     2,898   Abbott Laboratories...............................     109,102
    *1,515   Amgen, Inc. ......................................      63,448
     1,700   Eli Lilly & Co. ..................................      95,880
    *2,410   Genzyme Corp. ....................................      46,368
     5,133   Pfizer, Inc. .....................................     179,670
     2,428   Pharmacia Corp. ..................................      90,929
     4,554   Schering-Plough Corp. ............................     112,028
     1,997   Wyeth.............................................     102,221
                                                                 ----------
                                                                    799,646
                                                                 ----------

             ELECTRICAL EQUIPMENT -- 0.2%
     *+828   Waters Corp. .....................................      22,094
                                                                 ----------

             ELECTRONICS -- 4.7%
     1,376   Emerson Electric Co. .............................      73,651
    10,177   General Electric Co. .............................     295,630
     6,896   Intel Corp. ......................................     125,984
   *+1,783   Micron Technology, Inc. ..........................      36,058
       200   Texas Instruments, Inc. ..........................       4,740
                                                                 ----------
                                                                    536,063
                                                                 ----------

             ENERGY & SERVICES -- 4.6%
     1,497   Anadarko Petroleum Corp. .........................      73,802
     1,300   ChevronTexaco Corp. ..............................     115,050
     5,930   ExxonMobil Corp. .................................     242,660
     1,954   Schlumberger Ltd. ................................      90,875
                                                                 ----------
                                                                    522,387
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                           VALUE
----------                                                       ----------
COMMON STOCKS -- (CONTINUED)
             FINANCIAL SERVICES -- 2.9%
     3,182   Franklin Resources, Inc. .........................  $  135,668
     1,007   Goldman Sachs Group, Inc. (The)...................      73,863
     2,892   Merrill Lynch & Co., Inc. ........................     117,134
                                                                 ----------

                                                                    326,665
                                                                 ----------

             FOOD, BEVERAGE & TOBACCO -- 0.7%
     1,690   PepsiCo., Inc. ...................................      81,472
                                                                 ----------

             FOREST & PAPER PRODUCTS -- 2.1%
     1,411   International Paper Co. ..........................      61,470
     2,124   Kimberly-Clark Corp. .............................     131,657
      +800   Weyerhaeuser Co. .................................      51,080
                                                                 ----------

                                                                    244,207
                                                                 ----------

             HEALTH SERVICES -- 1.2%
    +2,851   HCA, Inc..........................................     135,427
                                                                 ----------

             INSURANCE -- 3.2%
     2,881   American International Group, Inc. ...............     196,550
     1,689   Marsh & McLennan Cos., Inc. ......................     163,167
                                                                 ----------

                                                                    359,717
                                                                 ----------

             MACHINERY -- 1.1%
       717   Caterpillar, Inc. ................................      35,112
     1,377   United Technologies Corp. ........................      93,525
                                                                 ----------

                                                                    128,637
                                                                 ----------

             MEDIA & ENTERTAINMENT -- 2.3%
     2,742   Gannett Co., Inc. ................................     208,141
   *+5,739   Liberty Media Corp., Class A......................      57,388
                                                                 ----------

                                                                    265,529
                                                                 ----------

             MEDICAL INSTRUMENTS & SUPPLIES -- 0.4%
       926   Johnson & Johnson.................................      48,408
                                                                 ----------

             METALS, MINERALS & MINING -- 1.8%
     3,651   Alcoa, Inc. ......................................     121,014
     1,150   Illinois Tool Works, Inc. ........................      78,545
       192   Masco Corp. ......................................       5,192
                                                                 ----------

                                                                    204,751
                                                                 ----------

                                                                   MARKET
  SHARES                                                           VALUE
----------                                                       ----------
             RETAIL -- 3.0%
     3,994   CVS Corp. ........................................  $  122,210
    *2,175   Costco Wholesale Corp. ...........................      83,987
     2,003   Home Depot, Inc. (The)............................      73,555
     1,071   Wal-Mart Stores, Inc. ............................      58,938
                                                                 ----------
                                                                    338,690
                                                                 ----------

             RUBBER & PLASTICS PRODUCTS -- 0.9%
     1,903   NIKE, Inc., Class B...............................     102,074
                                                                 ----------

             SOFTWARE & SERVICES -- 6.2%
   *10,311   AOL Time Warner, Inc. ............................     151,676
     2,075   Automatic Data Processing, Inc. ..................      90,366
   *+1,177   Computer Sciences Corp. ..........................      56,275
    *5,746   Microsoft Corp. ..................................     314,306
    *9,860   Oracle Corp. .....................................      93,376
                                                                 ----------
                                                                    705,999
                                                                 ----------

             TRANSPORTATION -- 2.7%
     2,969   Boeing Co. (The)..................................     133,596
     1,633   FedEx Corp. ......................................      87,197
       557   Northrop Grumman Corp. ...........................      69,638
                                                                 ----------
                                                                    290,431
                                                                 ----------

             UTILITIES -- 2.0%
       415   Duke Energy Corp. ................................      12,894
    +2,165   Exelon Corp. .....................................     113,203
     1,260   FPL Group, Inc. ..................................      75,563
      *750   Waste Management, Inc. ...........................      19,524
                                                                 ----------
                                                                    221,184
                                                                 ----------
             Total common stocks...............................  $6,992,396
                                                                 ==========
PRINCIPAL
  AMOUNT
----------
CORPORATE NOTES -- 18.6%
             BANKS -- 2.0%
$   12,035   American Express Co. (AA- Fitch)
               6.875% due 11/01/05.............................  $   13,021
    25,000   Associates Corp. of North America
               (Aa1 Moody's)
               6.00% due 07/15/05..............................      26,642
    40,000   Bank One Corp. (Aa3 Moody's)
               6.875% due 08/01/06.............................      43,228
    20,000   Bank of America Corp. (Aa2 Moody's)
               5.875% due 02/15/09.............................      20,165
     1,000   Bank of America Corp. (Aa3 Moody's)
               6.20% due 02/15/06..............................       1,058
    10,000   Bank of Boston Corp. (A2 Moody's)
               6.625% due 02/01/04.............................      10,421
    25,000   Bayerische Landesbank Girozentrale
               (NY) (Aaa Moody's)
               5.65% due 02/01/09..............................      25,179
       500   Capital One Bank (A- Fitch)
               6.875% due 02/01/06.............................         494
   +10,000   Citigroup, Inc. (Aa1 Moody's)
               6.25% due 12/01/05..............................      10,593
     1,500   First Chicago NBD Corp. (A1 Moody's)
               7.125% due 05/15/07.............................       1,638
    13,685   First Union National Bank (A1 Moody's)
               5.80% due 12/01/08..............................      13,897
     1,000   Household Finance Corp. (A2 Moody's)
               6.00% due 05/01/04..............................       1,034
     1,500   International Bank for Reconstruction
               & Development (AAA S&P)
               7.00% due 01/27/05..............................       1,633
    36,745   Key Bank N.A. (A1 Moody's)
               5.80% due 04/01/04..............................      38,189
       750   KeyCorp. Capital II (A3 Moody's)
               6.875% due 03/17/29.............................         688
     1,000   Morgan (J.P.) Chase & Co.
               (A1 Moody's)
               6.75% due 02/01/11..............................       1,037
       750   National City Corp. (A+ Fitch)
               6.875% due 05/15/19.............................         768
    14,825   Popular, Inc. (Baa1 Moody's)
               6.75% due 12/15/05..............................      15,532

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
             BANKS -- (CONTINUED)
Hx$    500   Republic New York Capital 1
               (A+ Fitch)
               7.75% due 11/15/26..............................  $      505
     1,500   Salomon Smith Barney Holdings, Inc.
               (Aa1 Moody's)
               5.875% due 03/15/06.............................       1,568
     1,500   St Paul Bancorp, Inc. (A3 Moody's)
               7.125% due 02/15/04.............................       1,580
     1,000   Washington Mutual Financial Corp.
               (A Fitch)
               7.25% due 06/15/06..............................       1,076
                                                                 ----------
                                                                    229,946
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             CHEMICALS -- 0.6%
$   20,000   ICI Wilmington, Inc. (Baa2 Moody's)
               6.95% due 09/15/04..............................  $   20,653
   +40,000   Rohm & Haas Co. (A3 Moody's)
               7.40% due 07/15/09..............................      44,052
                                                                 ----------
                                                                     64,705
                                                                 ----------

             COMMUNICATIONS -- 0.8%
     1,500   ALLTEL Corp. (A2 Moody's)
               6.80% due 05/01/29..............................       1,301
    @1,750   AT&T Corp. (BBB+ S&P)
               7.30% due 11/15/11..............................       1,453
   @33,845   AT&T Corp. (BBB+ S&P)
               8.00% due 11/15/31..............................      26,568
       500   AT&T Wireless Services, Inc.
               (A- Fitch)
               8.75% due 03/01/31..............................         386
    10,000   BellSouth Telecommunications, Inc.
               (Aa2 Moody's)
               6.375% due 06/01/28.............................       9,347
     1,000   Comcast Cable Communications
               (BBB+ Fitch)
               8.50% due 05/01/27..............................       1,048
    30,000   Comcast Cable Communications
               (Baa2 Moody's)
               6.875% due 06/15/09.............................      27,919
       500   GTE Corp. (A+ S&P)
               7.51% due 04/01/09..............................         514
    16,580   Motorola, Inc. (Baa2 Moody's)
               7.60% due 01/01/07..............................      16,354
     1,500   Qwest Corp. (AA- Fitch)
               7.20% due 11/01/04..............................       1,335
       500   Sprint Capital Corp. (BBB Fitch)
               6.875% due 11/15/28.............................         313
       500   Sprint Capital Corp. (BBB+ S&P)
               7.625% due 01/30/11.............................         398
     1,250   Telefonica Europe BV (A2 Moody's)
               7.35% due 09/15/05..............................       1,321
     1,250   Vodafone Americas Asia, Inc.
               (A2 Moody's)
               6.65% due 05/01/08..............................       1,314
                                                                 ----------
                                                                     89,571
                                                                 ----------

             COMPUTERS & OFFICE EQUIPMENT -- 0.9%
    50,000   Hewlett-Packard Co. (A3 Moody's)
               7.15% due 06/15/05..............................      53,122
    30,000   International Business Machines Corp.
               (AA- Fitch)
               6.50% due 01/15/28..............................      29,378
   +18,000   Pitney Bowes, Inc. (AA S&P)
               5.50% due 04/15/04..............................      18,715
                                                                 ----------
                                                                    101,215
                                                                 ----------

             CONSUMER NON-DURABLES -- 0.9%
   +25,000   Alberto-Culver Co. (Baa1 Moody's)
               8.25% due 11/01/05..............................      27,536
    25,000   Boise Cascade Office Products Corp.
               (Baa3 Moody's)
               7.05% due 05/15/05..............................      25,472
       350   Cardinal Health, Inc. (A2 Moody's)
               6.75% due 02/15/11..............................         374
    18,000   Colgate-Palmolive Co. (Aa3 Moody's)
               5.58% due 11/06/08..............................      18,502
       750   Procter & Gamble Co. (The)
               (Aa3 Moody's)
               6.875% due 09/15/09.............................         829
    21,100   Procter & Gamble Co. (The)
               (Aa3 Moody's)
               9.36% due 01/01/21..............................      26,917
       750   SYSCO Corp. (AA- S&P)
               6.50% due 08/01/28..............................         749
       500   Safeway, Inc. (Baa2 Moody's)
               7.25% due 01/01/31..............................         518
                                                                 ----------
                                                                    100,897
                                                                 ----------

             CONSUMER SERVICES -- 0.4%
    38,982   Postal Square LP (AAA S&P)
               8.95% due 06/15/22..............................      47,979
                                                                 ----------

             DRUGS -- 0.6%
    26,000   American Home Products Corp.
               (A S&P)
               7.25% due 03/01/23..............................      27,255
       750   Bristol-Myers Squibb Co.
               (AAA S&P)
               6.80% due 11/15/26..............................         769
    29,000   Pharmacia Corp. (AA- S&P)
               6.60% due 12/01/28..............................      29,435
    10,000   Zeneca Wilmington, Inc. (AA+ S&P)
               6.30% due 06/15/03..............................      10,343
                                                                 ----------
                                                                     67,802
                                                                 ----------

             EDUCATION -- 0.1%
    10,900   Harvard University (AAA S&P)
               8.125% due 04/15/07.............................      12,515
                                                                 ----------

             ELECTRICAL EQUIPMENT -- 0.5%
    30,000   Danaher Corp. (A+ S&P)
               6.00% due 10/15/08..............................      30,487
    30,000   Rockwell International Corp. (A S&P)
               6.70% due 01/15/28..............................      27,863
                                                                 ----------
                                                                     58,350
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
        Ix   ENERGY & SERVICES -- 0.1%
$   12,250   Amoco Co. (Aa1 Moody's)
               6.50% due 08/01/07..............................  $   13,227
     1,000   Conoco, Inc. (Baa1 Moody's)
               6.95% due 04/15/29..............................       1,022
      @500   Dominion Fiber Ventures LLC
               (Baa2 Moody's)
               7.05% due 03/15/05..............................         486
       750   Tennessee Gas Pipeline Co.
               (Baa1 Moody's)
               7.50% due 04/01/17..............................         745
     1,000   Texaco Capital, Inc. (AA S&P)
               8.625% due 06/30/10.............................       1,193
       500   Valero Energy Corp. (Baa2 Moody's)
               8.375% due 06/15/05.............................         550
                                                                 ----------

                                                                     17,223
                                                                 ----------

             FINANCIAL SERVICES -- 1.9%
    40,000   ACE INA Holdings (A2 Moody's)
               8.30% due 08/15/06..............................      44,343
       @@0   AXA Financial, Inc. (A+ S&P)
               7.00% due 04/01/28..............................      30,464
       500   Boeing Capital Corp. (A+ S&P)
               6.10% due 03/01/11..............................         510
     1,500   CIT Group, Inc. (The) (AA- Fitch)
               7.375% due 03/15/03.............................       1,489
     1,000   Citigroup, Inc. (Aa1 Moody's)
               6.50% due 01/18/11..............................       1,040
   @16,355   ERAC USA Finance Co.
               (Baa1 Moody's)
               7.35% due 06/15/08..............................      17,609
     1,250   General Motors Acceptance Corp.
               (A2 Moody's)
               6.15% due 04/05/07..............................       1,261
    35,000   General Motors Acceptance Corp.
               (A2 Moody's)
               8.00% due 11/01/31..............................      35,796
     1,000   Goldman Sachs Group, Inc. (The)
               (AA- Fitch)
               6.65% due 05/15/09..............................       1,027
       500   Heller Financial, Inc. (Aaa Moody's)
               6.375% due 03/15/06.............................         534
     1,500   Inter-American Development Bank
               (AAA S&P)
               7.375% due 01/15/10.............................       1,718
     1,000   Lehman Brothers Holdings, Inc.
               (A+ Fitch)
               7.875% due 11/01/09.............................       1,098
     1,500   Mellon Funding Corp. (A+ Fitch)
               6.375% due 02/15/10.............................       1,578
       750   Morgan Stanley Dean Witter & Co.
               (Aa3 Moody's)
               7.75% due 06/15/05..............................         823
     1,250   Santandar Central Hispano Issuances
               Ltd. (A1 Moody's)
               7.625% due 11/03/09.............................       1,376
      +500   State Street Corp. (A1 Moody's)
               7.65% due 06/15/10..............................         564
    43,000   TXU Eastern Funding Co.
               (Baa1 Moody's)
               6.45% due 05/15/05..............................      44,094
       750   Telecommunications de Puerto Rico
               (Baa1 Moody's)
               6.65% due 05/15/06..............................         752
     1,000   Textron Financial Corp. (A Fitch)
               7.125% due 12/09/04.............................       1,053
    30,000   Toyota Motor Credit Corp. (AAA S&P)
               5.50% due 12/15/08..............................      30,566
       500   Verizon Global Funding Corp.
               (A1 Moody's)
               7.25% due 12/01/10..............................         505
       500   Verizon Global Funding Corp.
               (A1 Moody's)
               7.75% due 12/01/30..............................         482
     1,000   Wells Fargo Bank NA (Aa2 Moody's)
               6.45% due 02/01/11..............................       1,045
                                                                 ----------

                                                                    219,727
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             FOOD, BEVERAGE & TOBACCO -- 0.8%
$      750   Anheuser Busch Cos., Inc.
               (A1 Moody's)
               7.55% due 10/01/30..............................  $      862
       750   Coca-Cola Bottling Co. (Baa2 Moody's)
               6.375% due 05/01/09.............................         764
    30,000   Coca-Cola Enterprises, Inc. (A+ Fitch)
               6.75% due 09/15/28..............................      30,291
       500   Coca-Cola Enterprises, Inc. (A+ Fitch)
               8.50% due 02/01/22..............................         602
    19,555   ConAgra Foods, Inc. (Baa1 Moody's)
               7.875% due 09/15/10.............................      21,954
     1,500   Pepsi Bottling Group, Inc. (The)
               (A3 Moody's)
               7.00% due 03/01/29..............................       1,596
    35,000   PepsiAmericas, Inc. (A- S&P)
               6.375% due 05/01/09.............................      35,187
                                                                 ----------
                                                                     91,256
                                                                 ----------

             INSURANCE -- 2.7%
    30,000   Allmerica Financial Corp. (A3 Moody's)
               7.625% due 10/15/25.............................      29,403
    24,000   Allstate Corp. (The) (A1 Moody's)
               6.75% due 06/15/03..............................      25,006
    26,485   AmerUs Group Co. (BBB+ Fitch)
               6.95% due 06/15/05..............................      27,465
       500   American General Corp. (Aaa Moody's)
               6.625% due 02/15/29.............................         498
    15,740   CIGNA Corp. (A+ S&P)
               7.40% due 05/15/07..............................      17,493
    30,000   Cincinnati Financial Corp. (A+ S&P)
               6.90% due 05/15/28..............................      29,256
    10,000   Fairfax Financial Holdings (BB+ S&P)
               7.75% due 12/15/03..............................       9,515

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
             INSURANCE -- (CONTINUED)
$  @27,000   Jackson National Life Insurance Co.
               (AA S&P)
               8.15% due 03/15/27..............................  $   29,212
   @30,000   Liberty Mutual Insurance (A- S&P)
               8.20% due 05/04/07..............................      32,263
   @10,000   Lumbermens Mutual Casualty
               (BBB+ S&P)
               9.15% due 07/01/26..............................       8,888
   @30,000   New England Mutual Life Insurance
               Co. (AA- Fitch)
               7.875% due 02/15/24.............................      31,455
    @1,250   Prudential Insurance Co. of America
               (A+ S&P)
               6.375% due 07/26/06.............................       1,305
     1,000   Reliastar Financial Corp. (Aa3 Moody's)
               8.00% due 10/30/06..............................       1,104
    27,600   Torchmark Corp. (A S&P)
               8.25% due 08/15/09..............................      30,521
    29,000   UnitedHealth Group, Inc. (A S&P)
               6.60% due 12/01/03..............................      30,320
                                                                 ----------

                                                                    303,704
                                                                 ----------

             MACHINERY -- 0.7%
    50,000   Eaton Corp. (A2 Moody's)
               6.95% due 11/15/04..............................      53,231
    25,000   Parker Hannifin Corp. (A2 Moody's)
               5.65% due 09/15/03..............................      25,860
                                                                 ----------

                                                                     79,091
                                                                 ----------

             MEDIA & ENTERTAINMENT -- 0.5%
     1,000   COX Communications, Inc.
               (BBB+ Fitch)
               6.40% due 08/01/08..............................         925
      +750   Liberty Media Corp. (Baa3 Moody's)
               8.25% due 02/01/30..............................         699
    10,400   Times Mirror Co. (The), Class A
               (A2 Moody's)
               7.50% due 07/01/23..............................      10,689
     9,260   Viacom, Inc. (A3 Moody's)
               6.40% due 01/30/06..............................       9,775
     1,500   Viacom, Inc. (A3 Moody's)
               7.625% due 01/15/16.............................       1,663
     1,250   Vodafone Group PLC (A2 Moody's)
               7.875% due 02/15/30.............................       1,301
    35,000   Walt Disney Co. (A3 Moody's)
               6.375% due 03/01/12.............................      35,648
                                                                 ----------

                                                                     60,700
                                                                 ----------

             MEDICAL INSTRUMENTS & SUPPLIES -- 0.2%
   +22,000   Becton, Dickinson & Co. (A+ S&P)
               6.70% due 08/01/28..............................      22,107
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             METALS, MINERALS & MINING -- 0.3%
$   30,000   Alcan, Inc. (A2 Moody's)
               7.25% due 11/01/28..............................  $   32,495
     1,500   Lockheed Martin Corp. (BBB+ Fitch)
               7.65% due 05/01/16..............................       1,706
                                                                 ----------
                                                                     34,201
                                                                 ----------

             REAL ESTATE -- 0.2%
    20,000   Liberty Property Trust (REIT)
               (Baa2 Moody's)
               7.25% due 08/15/07..............................      21,228
                                                                 ----------

             RETAIL -- 1.5%
    40,000   Albertson's, Inc. (Baa1 Moody's)
               6.55% due 08/01/04..............................      42,051
       750   Federated Department Stores, Inc.
               (Baa1 Moody's)
               6.30% due 04/01/09..............................         762
    50,000   Home Depot, Inc. (The) (AA S&P)
               6.50% due 09/15/04..............................      53,363
    20,200   Target Corp. (A+ S&P)
               5.875% due 11/01/08.............................      21,118
    50,000   Wal-Mart Stores, Inc. (Aa2 Moody's)
               6.875% due 08/10/09.............................      54,924
                                                                 ----------
                                                                    172,218
                                                                 ----------

             SOFTWARE & SERVICES -- 0.2%
    25,000   Computer Associates International,
               Inc. (BBB+ S&P)
               6.50% due 04/15/08..............................      21,499
     1,000   Time Warner, Inc. (Baa1 Moody's)
               6.875% due 06/15/18.............................         860
                                                                 ----------
                                                                     22,359
                                                                 ----------

             TRANSPORTATION -- 0.9%
     1,500   CSX Corp. (Baa2 Moody's)
               7.90% due 05/01/17..............................       1,729
    20,839   Continental Airlines, Inc. (AA- S&P)
               6.90% due 01/02/18..............................      20,601
     1,000   DaimlerChrysler North America
               Holding Corp. (A3 Moody's)
               7.40% due 01/20/05..............................       1,057
    30,000   DaimlerChrysler North America
               Holding Corp. (A3 Moody's)
               7.75% due 05/27/03..............................      31,111
       750   DaimlerChrysler North America
               Holding Corp. (A3 Moody's)
               7.75% due 01/18/11..............................         806
   +20,000   Dana Corp. (BB S&P)
               6.25% due 03/01/04..............................      18,900
     1,500   Ford Motor Co. (Baa1 Moody's)
               6.375% due 02/01/29.............................       1,222
    35,000   Ford Motor Co. (Baa1 Moody's)
               6.625% due 10/01/28.............................      29,513
      +500   Norfolk Southern Corp. (Baa1 Moody's)
               6.75% due 02/15/11..............................         530
                                                                 ----------
                                                                    105,469
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
             UTILITIES -- 1.8%
$   45,000   Alabama Power Co. (A2 Moody's)
               7.125% due 08/15/04.............................  $   47,973
     1,000   Alabama Power Co. (AAA Fitch)
               7.125% due 10/01/07.............................       1,087
    22,350   Duke Energy Corp. (A1 Moody's)
               6.00% due 12/01/28..............................      19,993
       500   El Paso Corp. (Baa2 Moody's)
               8.05% due 10/15/30..............................         473
    40,000   Great Plains Energy, Inc. (A2 Moody's)
               7.125% due 12/15/05.............................      42,588
     1,500   Madison Gas & Electric Co.
               (Aa3 Moody's)
               6.02% due 09/15/08..............................       1,494
       567   Niagara Mohawk Power Co. (A- S&P)
               7.625% due 10/01/05.............................         616
    17,285   Northern Border Pipeline Co.
               (A3 Moody's)
               7.75% due 09/01/09..............................      17,986
    10,000   Southern California Gas Co. (A+ S&P)
               5.75% due 11/15/03..............................      10,330
       750   TransCanada PipeLines Ltd. (A2 Moody's)
               6.49% due 01/21/09..............................         765
       700   Williams Cos., Inc. (The) (BBB Fitch)
               7.50% due 01/15/31..............................         503
                                                                 ----------

                                                                    143,808
                                                                 ----------

             Total corporate notes.............................  $2,066,071
                                                                 ==========

FOREIGN/YANKEE BONDS & NOTES -- 0.9%
             FOREIGN CORPORATIONS -- 0.8%
$   30,000   Apache Finance Property Ltd.
               (A3 Moody's)
               7.00% due 03/15/09..............................  $   32,294
       500   Corporacion Andina de Fomento
               (A2 Moody's)
               7.10% due 02/01/03..............................         508
    24,000   Credit National (A1 Moody's)
               7.00% due 11/14/05..............................      25,549
       750   France Telecom S.A. (BBB+ Fitch)
               8.25% due 03/01/11..............................         685
    15,000   Husky Oil Ltd. (Baa2 Moody's)
               6.875% due 11/15/03.............................      15,621
       500   Korea Development Bank (A3 Moody's)
               7.125% due 04/22/04.............................         530
   @19,110   SCL Terminal Aereo Santiago S.A.
               (Aaa Moody's)
               6.95% due 07/01/12..............................      19,388
                                                                 ----------

                                                                     94,575
                                                                 ----------

             FOREIGN GOVERNMENTS -- 0.1%
     9,000   City of Naples Italy (Aa3 Moody's)
               7.52% due 07/15/06..............................       9,481
     1,000   Province of British Columbia/Canada
               (Aa2 Moody's)
               6.50% due 01/15/26..............................       1,019
     1,500   Province of Quebec (A1 Moody's)
               7.50% due 09/15/29..............................       1,718
                                                                 ----------

                                                                     12,218
                                                                 ----------

             Total foreign/yankee bonds & notes................  $  106,793
                                                                 ==========


PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
MUNICIPAL BONDS -- 0.0%
             EDUCATION -- 0.0%
$    5,285   Mount Sinai School of Medicine
               (NY) (Aaa Moody's)
               6.00% due 07/01/03..............................  $    5,453
                                                                 ----------
             Total municipal bonds.............................  $    5,453
                                                                 ==========

U.S. TREASURIES & FEDERAL AGENCIES -- 16.1%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.0%
$      697   6.30% due 04/01/08................................  $      736
         8   9.00% due 03/01/21................................           9
                                                                 ----------
                                                                        745
                                                                 ----------

             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 3.6%
    66,818   6.00% due 06/15/24 - 11/15/31.....................      67,160
    37,231   6.50% due 03/15/26 - 06/15/28.....................      38,181
   253,649   7.00% due 12/15/26 - 05/15/32.....................     263,920
       948   7.50% due 09/15/23 - 09/15/30.....................       1,009
    33,097   8.00% due 09/15/26 - 02/15/31.....................      35,260
       843   9.00% due 06/20/16 - 01/15/23.....................         927
        32   9.50% due 05/15/20................................          35
                                                                 ----------
                                                                    406,492
                                                                 ----------

             U.S. GOVERNMENT AGENCIES -- 0.0%
   +50,000   Tennessee Valley Authority
               6.00% due 03/15/13..............................      51,935
                                                                 ----------

             U.S. TREASURY BONDS -- 4.5%
    +1,000   6.00% due 08/15/09................................       1,086
  +480,000   6.25% due 08/15/23................................     514,285
    +2,750   10.375 due 11/15/12...............................       3,535
                                                                 ----------
                                                                    518,906
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)
             U.S. TREASURY NOTES -- 8.0%
$ +200,000   3.25% due 12/31/03................................  $  202,269
  +500,000   3.375% due 04/30/04...............................     505,275
    +8,000   4.625% due 05/16/06...............................       8,240
    +5,000   5.00% due 02/15/11................................       5,085
   +10,000   5.625% due 02/15/06...............................      10,652
  +100,000   6.50% due 08/15/05................................     108,906
   +10,000   6.625% due 05/15/07...............................      11,120
   +50,000   7.25% due 08/15/04................................      54,383
                                                                 ----------

                                                                    905,930
                                                                 ----------

             Total U.S. treasuries &
               federal agencies................................  $1,884,008
                                                                 ==========

  SHARES
----------
WARRANTS -- 0.0%
        59   Dime Bancorp, Inc. ...............................  $        6
      *@@0   @ Track Communications, Inc. .....................           0
                                                                 ----------

             Total warrants....................................  $        6
                                                                 ==========

PRINCIPAL
  AMOUNT
----------
SHORT-TERM SECURITIES -- 1.0%
             REPURCHASE AGREEMENT -- 1.0%
$  111,341   Joint Repurchase Agreement (See
               Note 2(d))
               1.884% due 07/01/02.............................  $  111,341
                                                                 ----------

             Total short-term securities.......................  $  111,341
                                                                 ==========


DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage obligations
  (cost $130,932)...........................................      1.2%  $   140,186
Total common stocks (cost $7,307,752).......................     61.5     6,992,396
Total corporate notes (cost $2,023,371).....................     18.6     2,066,071
Total foreign/yankee bonds & notes
  (cost $100,737)...........................................      0.9       106,793
Total municipal bonds (cost $5,265).........................      0.0         5,453
Total U.S. treasuries & federal agencies
  (cost $1,829,663).........................................     16.1     1,884,008
Total warrants (cost $5)....................................      0.0             6
Total short-term securities
  (cost $111,341)...........................................      1.0       111,341
                                                               ------   -----------

Total investment in securities
  (total cost $11,509,066)..................................     99.3    11,306,254
Cash, receivables and other assets..........................      0.9        76,375
Securities lending collateral
  (See Note 2(i))...........................................     13.8     1,566,564
Payable for securities purchased............................     (0.1)      (11,123)
Payable for Fund shares redeemed............................     (0.1)       (8,980)
Securities lending collateral payable to
  brokers (See Note 2(i))...................................    (13.8)   (1,566,564)
Other liabilities...........................................     (0.0)         (709)
                                                               ------   -----------

Net assets..................................................    100.0%  $11,361,817
                                                               ======   ===========


                                                                MARKET
                                                                 VALUE
                                                              -----------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share; 7,000,000
  shares authorized; 5,486,507 shares outstanding...........  $   548,651
Capital surplus.............................................   11,344,292
Accumulated undistributed net investment income.............      135,034
Accumulated undistributed net realized loss
  on investments............................................     (463,348)
Unrealized depreciation of investments......................     (202,812)
                                                              -----------

Net assets..................................................  $11,361,817
                                                              ===========



Class IA
Net asset value per share ($10,767,495 / 5,201,343
  shares outstanding) (6,500,000 shares
  authorized)......................................  $2.07
                                                     =====
Class IB
Net asset value per share ($594,322 / 285,164
  shares outstanding) (500,000 shares
  authorized)......................................  $2.08
                                                     =====


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of these securities amounted to $213,866 or 1.9% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
CONVERTIBLE BONDS -- 0.3%
            UTILITIES -- 0.3%
$   @735    Calpine Corp. (Ba1 Moody's)
              4.00% due 12/26/06..............................  $    547
                                                                --------

            Total convertible bonds...........................  $    547
                                                                ========

 SHARES
---------
CONVERTIBLE PREFERRED STOCKS -- 0.0%
            COMMUNICATIONS -- 0.0%
      21    Adelphia Communications, Inc. ....................  $      3
      15    McLeodUSA, Inc. ..................................        53
                                                                --------

                                                                      56
                                                                --------

            Total convertible preferred stocks................  $     56
                                                                ========

PRINCIPAL
 AMOUNT
---------
CORPORATE NOTES -- 81.5%
            AEROSPACE & DEFENSE -- 0.1%
$    125    Sequa Corp. (Ba3 Moody's)
              8.875% due 04/01/08.............................  $    125
                                                                --------

            AGRICULTURE & FISHING -- 0.5%
    @950    Dole Food Co., Inc. (Ba1 Moody's)
              7.25% due 05/01/09..............................       971
                                                                --------

            APPAREL & TEXTILE -- 0.1%
    @260    Collins & Aikman Floor Cover (B2 Moody's)
              9.75% due 02/15/10..............................       265
                                                                --------

            BANKS -- 0.5%
     780    Sovereign Bancorp, Inc. (Ba2 Moody's)
              8.625% due 03/15/04.............................       814
     225    Western Financial Bank (B1 Moody's)
              9.625% due 05/15/12.............................       225
                                                                --------
                                                                   1,039
                                                                --------

            BUSINESS SERVICES -- 0.7%
  +1,620    Encompass Services Corp. (Caa2 Moody's)
              10.50% due 05/01/09.............................       923
     150    Interpool, Inc. (Ba3 Moody's)
              7.35% due 08/01/07..............................       145
     380    United Rentals (North America), Inc. (B1 Moody's)
              10.75% due 04/15/08.............................       407
                                                                --------
                                                                   1,475
                                                                --------

            CHEMICALS -- 6.6%
     650    ARCO Chemical Co. (Ba3 Moody's)
              9.80% due 02/01/20..............................       553
   3,190    Equistar Chemicals LP (B1 Moody's)
              7.55% due 02/15/26..............................     2,305
    +500    Equister Chemicals LP (B1 Moody's)
              8.75% due 02/15/09..............................       447
   1,050    Ferro Corp. (Baa3 Moody's)
              9.125% due 01/01/09.............................     1,128
$   +895    General Chemical Industrial Products, Inc.
              (Caa2 Moody's)
              10.625% due 05/01/09............................       716
    +815    Georgia Gulf Corp. (B2 Moody's)
              10.375% due 11/01/07............................       872
    +210    Huntsman ICI Chemicals LLC (Caa1 Moody's)
              10.125% due 07/01/09............................       188
     675    IMC Global, Inc. (B+ S&P)
              7.625% due 11/01/05.............................       637
     750    IMC Global, Inc. (BB S&P)
              11.25% due 06/01/11.............................       810
    +795    Lyondell Chemical Co. (Ba3 Moody's)
              9.625% due 05/01/07.............................       759
     750    Lyondell Chemical Co. (Ba3 Moody's)
              9.875% due 05/01/07.............................       718
    +350    Millennium America, Inc. (Ba1 Moody's)
              7.00% due 11/15/06..............................       332
   1,800    Millennium America, Inc. (Ba1 Moody's)
              7.625% due 11/15/26.............................     1,476
   1,200    Olin Corp. (Baa3 Moody's)
              9.125% due 12/15/11.............................     1,300
  @1,000    PolyOne Corp. (Baa3 Moody's)
              8.875% due 05/01/12.............................     1,032
  +1,470    Solutia, Inc. (CCC+ Fitch)
              7.375% due 10/15/27.............................       972
                                                                --------
                                                                  14,245
                                                                --------

            COMMUNICATIONS -- 12.7%
  @1,350    AT&T Corp. (Baa2 Moody's)
              8.00% due 11/15/31..............................     1,060
    +660    Avaya, Inc. (BB- S&P)
              11.125% due 04/01/09............................       604
    +300    Centennial Communications Corp.
              (B3 Moody's)
              10.75% due 12/15/08.............................       144
    +400    Century Communications Corp. (D S&P)
              8.875% due 01/15/07.............................       122
     500    Crown Castle International Corp.
              (B3 Moody's)
              10.75% due 08/01/11.............................       330
    +525    Deutsche Telekom International Finance
              BV (Baa1 Moody's)
              9.25% due 06/01/32..............................       529
   1,925    EchoStar DBS Corp. (B1 Moody's)
              9.375% due 02/01/09.............................     1,781
   5,466    Global Crossing Holdings Ltd. (D S&P)
              9.50% due 11/15/09..............................        55
   4,535    Global Crossing Holdings Ltd. (D S&P)
              9.625% due 05/15/08.............................        45
     200    Level 3 Communications, Inc.
              (Caa3 Moody's)
              0.00% due 03/15/10..............................        34
   2,775    Level 3 Communications, Inc.
              (Caa3 Moody's)
              9.125% due 05/01/08.............................       944

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
CORPORATE NOTES -- (CONTINUED)
            COMMUNICATIONS -- (CONTINUED)
$    865    Level 3 Communications, Inc.
              (Caa3 Moody's)
              11.00% due 03/15/08.............................  $    298
   5,000    Level 3 Communications, Inc.
              (Caa3 Moody's)
              11.25% due 03/15/10.............................     1,725
     225    Loral Space & Communications Ltd.
              (Ca Moody's)
              9.50% due 01/15/06..............................       146
   6,332    Lucent Technologies, Inc. (B2 Moody's)
              6.45% due 03/15/29..............................     3,261
   3,150    Metromedia Fiber Network, Inc. (D S&P)
              10.00% due 11/15/08.............................        32
     365    Metromedia Fiber Network, Inc. (D S&P)
              10.00% due 12/15/09.............................         4
   1,050    NTL Communications Corp. (Ca Moody's)
              0.00% due 10/01/08..............................       210
   1,430    NTL Communications Corp. (Ca Moody's)
              11.875% due 10/01/10............................       379
EUR1,280    NTL Communications Corp. (Ca Moody's)
              12.375% due 02/01/08............................       392
    +400    NTL, Inc. (Ca Moody's)
              0.00% due 02/01/06..............................       106
     745    Nextel Communications, Inc. (B3 Moody's)
              9.375% due 11/15/09.............................       378
   3,275    Nortel Networks Corp. (Ba3 Moody's)
              6.125% due 02/15/06.............................     1,867
     835    Nortel Networks Corp. (Ba3 Moody's)
              6.875% due 09/01/23.............................       418
     570    PanAmSat Corp. (Ba2 Moody's)
              6.375% due 01/15/08.............................       516
   2,570    PanAmSat Corp. (Ba2 Moody's)
              6.875% due 01/15/28.............................     2,033
    @665    PanAmSat Corp. (B S&P)
              8.50% due 02/01/12..............................       612
     550    Psinet, Inc. (D S&P)
              11.00% due 08/01/09.............................        54
  +2,520    Qwest Capital Funding, Inc. (Ba2 Moody's)
              5.875% due 08/03/04.............................     1,638
  +1,100    Qwest Corp. (BB S&P)
              7.625% due 06/09/03.............................     1,012
     880    Rcn Corp. (Ca Moody's)
              0.00% due 02/15/08..............................       167

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
            COMMUNICATIONS -- (CONTINUED)
+$   600    Rogers Cantel, Inc. (BB+ S&P)
              9.375% due 06/01/08.............................  $    414
    +575    Rogers Cantel, Inc. (BB+ S&P)
              9.75% due 06/01/16..............................       403
   2,200    Sprint Capital Corp. (Baa3 Moody's)
              7.90% due 03/15/05..............................     1,895
    +150    United Pan-Europe Communications N.V.
              (Ca Moody's)
              10.875% due 08/01/09............................        20
     @@0    Voicestream Wireless Corp. (Baa2 Moody's)
              10.375% due 11/15/09............................         0
    @@17    Voicestream Wireless Corp. (Baa2 Moody's)
              10.375% due 11/15/09............................         0
   2,275    Williams Communications Group, Inc.
              (Ca Moody's)
              10.875% due 10/01/09............................       188
   4,580    Williams Communications Group, Inc.
              (Ca Moody's)
              11.70% due 08/01/08.............................       355
   1,000    Williams Communications Group, Inc.
              (Ca Moody's)
              11.875% due 08/01/10............................        78
     525    Williams Cos., Inc. (The) (Baa3 Moody's)
              6.50% due 08/01/06..............................       427
    @800    Williams Cos., Inc. (The) (Baa3 Moody's)
              8.75% due 03/15/32652...........................       652
  +1,925    WorldCom, Inc. (Ca Moody's)
              7.50% due 05/15/11..............................       289
  +9,590    WorldCom, Inc. (Ca Moody's)
              8.25% due 05/15/31..............................     1,439
     600    XO Communications, Inc. (Ca Moody's)
              0.00% due 12/01/09..............................         9
     750    XO Communications, Inc. (Ca Moody's)
              10.50% due 12/01/09.............................        19
     445    XO Communications, Inc. (Ca Moody's)
              10.75% due 11/15/08.............................        11
   1,990    XO Communications, Inc. (Ca Moody's)
              12.50% due 04/15/06.............................        50
                                                                --------
                                                                  27,145
                                                                --------
            CONSTRUCTION -- 1.0%
  @1,100    Champion Home Builders Co. (B2 Moody's)
              11.25% due 04/15/07.............................       935
     150    Del Webb Corp. (Ba1 Moody's)
              9.375% due 05/01/09.............................       159
    +395    Integrated Electrical Services, Inc.
              (B2 Moody's)
              9.375% due 02/01/09.............................       379
     350    Kaufman and Broad Home Corp.
              (Ba2 Moody's)
              7.75% due 10/15/04..............................       354
     100    MDC Holdings, Inc. (Ba1 Moody's)
              8.375% due 02/01/08.............................       101
     125    Toll Corp. (Ba2 Moody's)
              7.75% due 09/15/07..............................       122
    +100    Toll Corp. (Ba2 Moody's)
              8.75% due 11/15/06..............................       102
                                                                --------
                                                                   2,152
                                                                --------

            CONSUMER DURABLES -- 1.0%
  @2,120    Owens-Brockway Glass Container, Inc.
              (B2 Moody's)
              8.875% due 02/15/09.............................     2,120
                                                                --------

            CONSUMER NON-DURABLES -- 2.3%
     597    Armkel LLC (B- S&P)
              9.50% due 08/15/09..............................       621
    @825    Fleming Cos., Inc. (B2 Moody's)
              9.875% due 05/01/12.............................       780

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
CORPORATE NOTES -- (CONTINUED)
            CONSUMER NON-DURABLES -- (CONTINUED)
$   @750    Johnsondiversey, Inc. (B2 Moody's)
              9.625% due 05/15/12.............................  $    784
     275    Methanex Corp. (Ba1 Moody's)
              8.75% due 08/15/12..............................       281
  @1,525    Xerox Corp. (B1 Moody's)
              9.75% due 01/15/09..............................     1,251
   1,550    Xerox Credit Corp. (B1 Moody's)
              6.10% due 12/16/03..............................     1,318
                                                                --------

                                                                   5,035
                                                                --------

            CONSUMER SERVICES -- 2.0%
  +3,080    Service Corp. International (B1 Moody's)
              6.50% due 03/15/08..............................     2,737
    +830    Service Corp. International (B1 Moody's)
              6.875% due 10/01/07.............................       753
     400    Service Corp. International (B1 Moody's)
              7.875% due 02/01/13.............................       363
     450    Service Corp. International/US
              (B1 Moody's)
              6.30% due 03/15/03..............................       446
                                                                --------

                                                                   4,299
                                                                --------

            DRUGS -- 0.6%
     485    Alaris Medical Systems, Inc. (B2 Moody's)
              11.625% due 12/01/06............................       546
     800    Watson Pharmaceuticals, Inc. (Ba1 Moody's)
              7.125% due 05/15/08.............................       786
                                                                --------

                                                                   1,332
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
            ENERGY & SERVICES -- 6.7%
$    200    Belco Oil & Gas Corp. (Ba3 Moody's)
              8.875% due 09/15/07.............................  $    206
    +125    Clark Refining & Marketing, Inc.
              (Ba3 Moody's)
              8.625% due 08/15/08.............................       121
     +75    Cross Timbers Oil Co. (Ba3 Moody's)
              8.75% due 11/01/09..............................        79
     200    Key Energy Services, Inc. (Ba3 Moody's)
              8.375% due 03/01/08.............................       205
   1,300    Newpark Resources, Inc. (B2 Moody's)
              8.625% due 12/15/07.............................     1,255
     375    Nuevo Energy Co. (B2 Moody's)
              9.375% due 10/01/10.............................       375
    +553    Nuevo Energy Co. (B2 Moody's)
              9.50% due 06/01/08..............................       557
    +242    Peabody Energy Corp. (B1 Moody's)
              9.625% due 05/15/08.............................       256
   1,750    Pioneer Natural Resources Co. (BB Fitch)
              6.50% due 01/15/08..............................     1,666
   1,300    Pioneer Natural Resources Co. (BB Fitch)
              7.20% due 01/15/28..............................     1,163
     500    Pioneer Natural Resources Co. (BB Fitch)
              9.625% due 04/01/10.............................       550
    @800    Plains E&P Co. (B2 Moody's)
              8.75% due 07/01/12..............................       787
     550    Plains Resources, Inc. (B2 Moody's)
              10.25% due 03/15/06.............................       568
     260    Pogo Producing Co. (B1 Moody's)
              8.25% due 04/15/11..............................       260
     850    Pogo Producing Co. (B1 Moody's)
              10.375% due 02/15/09............................       914
  +1,685    Swift Energy Co. (B3 Moody's)
              10.25% due 08/01/09.............................     1,643
     635    Tesoro PeToleum Corp. (B2 Moody's)
              9.00% due 07/01/08..............................       578
    +500    Tesoro Petroleum Corp. (B2 Moody's)
              9.625% due 11/01/08.............................       463
    @580    Tesoro Petroleum Corp. (B2 Moody's)
              9.625% due 04/01/12.............................       531
     400    Varco International, Inc. (Baa2 Moody's)
              7.50% due 02/15/08..............................       419
  @2,000    Vintage Petroleum, Inc. (Ba3 Moody's)
              8.25% due 05/01/12..............................     1,965
     +60    Vintage Petroleum, Inc. (B S&P)
              9.00% due 12/15/05..............................        59
     125    Vintage Petroleum, Inc. (B S&P)
              9.75% due 06/30/09..............................       122
                                                                --------
                                                                  14,742
                                                                --------

            FINANCIAL SERVICES -- 1.1%
  +2,410    Calpine Canada Energy Finance ULC
              (B1 Moody's)
              8.50% due 05/01/08..............................     1,651
   1,470    Enron Corp. (Ca Moody's)
              6.95% due 07/15/28..............................       191
     575    Transcontinental Gas Pipe LN
              (Baa2 Moody's)
              6.125% due 01/15/05.............................       548
                                                                --------
                                                                   2,390
                                                                --------

            FOOD, BEVERAGE & TOBACCO -- 2.4%
    @170    B&G Foods, Inc. (B3 Moody's)
              9.625% due 08/01/07.............................       174
  @1,050    Burns Philp Capital Property Ltd.
              (B2 Moody's)
              9.75% due 07/15/12..............................     1,040
     390    Hercules, Inc. (BB- Fitch)
              6.60% due 08/01/27..............................       383
  +1,400    Hercules, Inc. (BB- S&P)
              11.125% due 11/15/07............................     1,568
    +917    Ingles Markets, Inc. (B+ S&P)
              8.875% due 12/01/11.............................       912
  @1,120    Land O' Lakes, Inc. (Ba3 Moody's)
              8.75% due 11/15/11..............................     1,053
                                                                --------
                                                                   5,130
                                                                --------

            FOREST & PAPER PRODUCTS -- 6.9%
     500    Boise Cascade Corp. (BB+ S&P)
              7.35% due 02/01/16..............................       471
   1,460    Boise Cascade Corp. (BB+ S&P)
              7.50% due 02/01/08..............................     1,481

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
CORPORATE NOTES -- (CONTINUED)
            FOREST & PAPER PRODUCTS -- (CONTINUED)
$ +1,525    Georgia-Pacific Corp. (Ba1 Moody's)
              7.50% due 05/15/06..............................  $  1,469
     320    Georgia-Pacific Corp. (Ba1 Moody's)
              8.875% due 05/15/31.............................       301
     825    Georgia-Pacific Corp. (Ba1 Moody's)
              9.875% due 11/01/21.............................       809
    @780    Longview Fibre Co. (B2 Moody's)
              10.00% due 01/15/09.............................       809
    +945    Louisiana-Pacific Corp. (BB- S&P)
              8.50% due 08/15/05..............................       997
     880    Pactiv Corp. (Baa3 Moody's)
              8.125% due 06/15/17.............................     1,002
  +1,110    Potlatch Corp. (Ba1 Moody's)
              10.00% due 07/15/11.............................     1,215
   1,350    Potlatch Corp. (Baa3 Moody's)
              9.425% due 12/01/09.............................     1,528
   2,550    Stone Container Corp. (B2 Moody's)
              9.75% due 02/01/11..............................     2,725
     620    Tembec Industries, Inc. (Ba1 Moody's)
              7.75% due 03/15/12..............................       615
    +875    Tembec Industries, Inc. (Ba1 Moody's)
              8.50% due 02/01/11..............................       901
     550    Tembec Industries, Inc. (Ba1 Moody's)
              8.625% due 06/30/09.............................       567
                                                                --------

                                                                  14,890
                                                                --------

            HEALTH SERVICES -- 3.8%
     530    Columbia/HCA Healthcare Corp.
              (Ba1 Moody's)
              7.50% due 11/15/95..............................       502
     530    HEALTH SOUTH Corp. (Ba1 Moody's)
              6.875% due 06/15/05.............................       528
    +190    HEALTH SOUTH Corp. (Ba2 Moody's)
              10.75% due 10/01/08.............................       210
     305    Hanger Orthopedic Group, Inc. (B- S&P)
              10.375% due 02/15/09............................       317
   1,595    IASIS Healthcare Corp. (CCC+ S&P)
              13.00% due 10/15/09.............................     1,675
    @390    Magellan Health Services, Inc. (B3 Moody's)
              9.375% due 11/15/07.............................       293
  +1,655    Magellan Health Services, Inc. (Caa1 Moody's)
              9.00% due 02/15/08..............................       596
   1,400    Manor Care, Inc. (Ba1 Moody's)
              7.50% due 06/15/06..............................     1,447
     500    Manor Care, Inc. (Ba1 Moody's)
              8.00% due 03/01/08..............................       516
    +980    Select Medical Corp. (B3 Moody's)
              9.50% due 06/15/09..............................     1,000
    @170    Silgan Holdings, Inc. (B S&P)
              9.00% due 06/01/09..............................       175
$    240    Vanguard Health Systems, Inc. (B3 Moody's)
              9.75% due 08/01/11..............................  $    250
    @570    Ventas Realty LP/Ventas Capital Corp. (Ba3
              Moody's)
              8.75% due 05/01/09..............................       576
                                                                --------

                                                                   8,085
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
            HOTELS & GAMING -- 4.5%
@$   600    Hammons (John Q) Hotels LP/Hammons
              (John Q) Hotels Finance Corp. III
              (Ba2 Moody's)
              8.875% due 05/15/12.............................  $    588
   2,100    Hilton Hotels Corp. (Ba1 Moody's)
              7.625% due 05/15/08.............................     2,143
    +840    Hilton Hotels Corp. (Ba1 Moody's)
              8.25% due 02/15/11..............................       872
     200    MGM Mirage, Inc. (Ba1 Moody's)
              6.875% due 02/06/08.............................       195
   1,940    Mirage Resorts, Inc. (Ba1 Moody's)
              7.25% due 10/15/06..............................     1,988
    +750    Penn National Gaming, Inc. (B3 Moody's)
              8.875% due 03/15/10.............................       741
     500    Penn National Gaming, Inc. (B3 Moody's)
              11.125% due 03/01/08............................       539
     @60    RFS Partnership LP (B1 Moody's)
              9.75% due 03/01/12..............................        61
    @315    Russell Corp. (B1 Moody's)
              9.25% due 05/01/10..............................       324
  @1,650    Starwood Hotels & Resorts Worldwide,
              Inc. (Ba1 Moody's)
              7.375% due 05/01/07.............................     1,623
     +50    Starwood Hotels & Resorts, Inc. (Ba1 Moody's)
              6.75% due 11/15/05..............................        49
    @515    Venetian Casino Resort LLC (Caal Moody's)
              11.00% due 06/15/10.............................       518
                                                                --------
                                                                   9,641
                                                                --------

            INSURANCE -- 0.1%
     250    AdvancePCS (Ba2 Moody's)
              8.50% due 04/01/08..............................       258
                                                                --------

            MACHINERY -- 0.8%
    +315    Briggs & Stratton Corp. (Ba1 Moody's)
              8.875% due 03/15/11.............................       331
     200    Joy Global, Inc. (B2 Moody's)
              8.75% due 03/15/12..............................       205
  +1,050    Terex Corp. (B2 Moody's)
              10.375% due 04/01/11............................     1,129
                                                                --------
                                                                   1,665
                                                                --------

            MEDIA & ENTERTAINMENT -- 7.2%
   2,525    Allegiance Telecom, Inc. (Caa2 Moody's)
              0.00% due 02/15/08..............................       278
   2,150    British Sky Broadcasting Group PLC
              (Ba1 Moody's)
              8.20% due 07/15/09..............................     2,113

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
CORPORATE NOTES -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- (CONTINUED)
$ +1,275    CSC Holdings, Inc. (Ba2 Moody's)
              7.625% due 04/01/11.............................  $  1,026
     125    Charter Communications Holdings LLC/
              Charter Communications Holdings
              Capital Corp. (B2 Moody's)
              0.00% due 01/15/11..............................        47
    +940    Charter Communications Holdings LLC/
              Charter Communications Holdings
              Capital Corp. (B2 Moody's)
              8.625% due 04/01/09.............................       630
    @990    Charter Communications Holdings LLC/
              Charter Communications Holdings
              Capital Corp. (B2 Moody's)
              9.625% due 11/15/09.............................       658
     570    Charter Communications Holdings LLC/
              Charter Communications Holdings
              Capital Corp. (B2 Moody's)
              10.00% due 04/01/09.............................       393
  +1,270    Charter Communications Holdings LLC/
              Charter Communications Holdings
              Capital Corp. (B2 Moody's)
              10.00% due 05/15/11.............................       857
   2,225    Charter Communications Holdings LLC/
              Charter Communications Holdings
              Capital Corp. (B2 Moody's)
              10.75% due 10/01/09.............................     1,563
     980    Fox Sports Networks LLC (Ba1 Moody's)
              0.00% due 08/15/07..............................     1,000
     745    Fox Sports Networks LLC (Ba1 Moody's)
              8.875% due 08/15/07.............................       767
  +1,200    Hollinger International Publishing, Inc.
              (B+ S&P)
              9.25% due 02/01/06..............................     1,236
   8,134    Marconi Corp., PLC (C S&P)
              8.375% due 09/15/30.............................     2,440
    +250    PRIMEDIA, Inc. (B3 Moody's)
              10.25% due 06/01/04.............................       213
     350    PRIMEDIA, Inc. (B3 Moody's)
              7.625% due 04/01/08.............................       252
     700    PRIMEDIA, Inc. (B3 Moody's)
              8.50% due 02/01/06..............................       539
     350    Park Place Entertainment Corp.
              (Ba2 Moody's)
              9.375% due 02/15/07.............................       366
    +435    Quebecor Media, Inc. (B2 Moody's)
              11.125% due 07/15/11............................       428
   1,080    Time Warner Telecom, Inc. (B3 Moody's)
              9.75% due 07/15/08..............................       518
     225    World Color Press, Inc. (BB Fitch)
              7.75% due 02/15/09..............................       231
                                                                --------

                                                                  15,555
                                                                --------

            MEDICAL INSTRUMENTS & SUPPLIES -- 0.8%
$    390    Apogent Technologies, Inc.
              (Baa3 Moody's)
              8.00% due 04/01/11..............................  $    431
     250    Owens & Minor, Inc. (B Fitch)
              8.50% due 07/15/11..............................       257
  +1,020    United Surgical Partners International,
              Inc. (B3 Moody's)
              10.00% due 12/15/11.............................     1,056
                                                                --------

                                                                   1,744
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
            METALS, MINERALS & MINING -- 5.2%
+$ 2,455    AK Steel Holding Corp. (B1 Moody's)
              7.875% due 02/15/09.............................  $  2,455
     325    Compass Minerals Groups, Inc.
              (B3 Moody's)
              10.00% due 08/15/11.............................       343
     510    Crown Cork & Seal Co., Inc. (Ca Moody's)
              6.75% due 04/15/03..............................       462
     495    Crown Cork & Seal Co., Inc. (Ca Moody's)
              8.00% due 04/15/23..............................       307
     290    Cyprus Amax Minerals Co. (Baa3 Moody's)
              8.375% due 02/01/23.............................       244
    @375    Jorgensen (Earle M.) Co. (B- S&P)
              9.75% due 06/01/12..............................       369
     300    Lukens, Inc. (Ca Moody's)
              7.625% due 08/01/04.............................        12
     270    Newmont Mining Corp. (BB+ Fitch)
              8.625% due 05/15/11.............................       304
     990    Phelps Dodge Corp. (Baa3 Moody's)
              8.75% due 06/01/11..............................     1,021
   2,650    Phelps Dodge Corp. (Baa3 Moody's)
              9.50% due 06/01/31..............................     2,720
     100    Placer Dome, Inc. (Baa2 Moody's)
              7.125% due 06/15/07.............................       105
     560    Santa Fe Pacific Gold Corp. (Baa3 Moody's)
              8.375% due 07/01/05.............................       590
  @2,125    United States Steel LLC (Ba3 Moody's)
              10.75% due 08/01/08.............................     2,210
                                                                --------
                                                                  11,142
                                                                --------

            REAL ESTATE -- 0.8%
    +325    HMH Properties, Inc. (Ba3 Moody's)
              8.45% due 12/01/08..............................       319
   1,330    Stewart Enterprises, Inc. (B2 Moody's)
              10.75% due 07/01/08.............................     1,470
                                                                --------
                                                                   1,789
                                                                --------

            RETAIL -- 1.4%
     348    Dillard's, Inc. (Ba3 Moody's)
              6.625% due 01/15/18.............................       291
     255    Dillard's, Inc. (Ba3 Moody's)
              7.13% due 08/01/18..............................       212
  +1,175    Gap, Inc. (The) (Ba3 Moody's)
              9.90% due 12/15/05..............................     1,202
   1,450    Penney (J.C.) Co., Inc. (Ba3 Moody's)
              8.25% due 08/15/22..............................     1,272
                                                                --------
                                                                   2,977
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
CORPORATE NOTES -- (CONTINUED)
            RUBBER & PLASTICS PRODUCTS -- 0.6%
$   @295    Foamex LP (B3 Moody's)
              10.75% due 04/01/09.............................  $    301
    +855    Plastipak Holdings, Inc. (B3 Moody's)
              10.75% due 09/01/11.............................       938
                                                                --------

                                                                   1,239
                                                                --------

            TRANSPORTATION -- 3.1%
    +860    AMR Corp. (B1 Moody's)
              9.00% due 08/01/12..............................       792
    @900    CP Ships Ltd. (Ba3 Moody's)
              10.375% due 07/15/12............................       887
  +1,805    Delta Air Lines, Inc. (Ba3 Moody's)
              8.30% due 12/15/29..............................     1,439
     633    Delta Air Lines, Inc. (Ba3 Moody's)
              9.00% due 05/15/16..............................       603
   1,140    Sequa Corp. (Ba3 Moody's)
              9.00% due 08/01/09..............................     1,146
    +100    United Air Lines, Inc. (Caa1 Moody's)
              9.125% due 01/15/12.............................        50
   1,945    United Air Lines, Inc. (Caa1 Moody's)
              9.75% due 08/15/21..............................       973
     800    United Air Lines, Inc. (Caa1 Moody's)
              10.67% due 05/01/04.............................       600
                                                                --------

                                                                   6,490
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
            UTILITIES -- 8.0%
     345    AES Corp. (The) (Ba3 Moody's)
              8.875% due 02/15/11.............................       214
    +375    AES Corp. (The) (Ba3 Moody's)
              9.50% due 06/01/09..............................       248
     405    Allied Waste North America, Inc.
              (Ba3 Moody's)
              7.625% due 01/01/06.............................       391
     450    Browning-Ferris Industries, Inc.
              (Ba3 Moody's)
              6.375% due 01/15/08.............................       390
   1,505    Browning-Ferris Industries, Inc.
              (Ba3 Moody's)
              7.40% due 09/15/35..............................     1,185
     500    Browning-Ferris Industries, Inc.
              (Ba3 Moody's)
              7.875% due 03/15/05.............................       491
    +120    CMS Energy Corp. (B3 Moody's)
              8.50% due 04/15/1...............................        85
     815    CMS Energy Corp. (B3 Moody's)
              8.90% due 07/15/08..............................       587
     155    Calpine Corp. (B1 Moody's)
              8.50% due 02/15/11..............................       104
     200    Calpine Corp. (B1 Moody's)
              8.625% due 08/15/10.............................       130
     500    Cogentrix Energy, Inc. (BB+ S&P)
              8.75% due 10/15/08..............................       496
     125    El Paso Electric Co. (Baa3 Moody's)
              9.40% due 05/01/11..............................       137
  @2,000    IPC Acquisition Corp. (B3 Moody's)
              11.50% due 12/15/09.............................     1,920
$    560    Kansas Gas & Electric Co. (Ba1 Moody's)
              6.50% due 08/01/05..............................  $    553
     585    Kansas Gas & Electric Co. (Ba1 Moody's)
              7.60% due 12/15/03..............................       587
  +4,290    Mission Energy Holding (BB- S&P)
              13.50% due 07/15/08.............................     4,311
   1,130    Sierra Pacific Power Co. (Ba2 Moody's)
              8.00% due 06/01/08..............................     1,068
  @1,100    Transcontinental Gas Pipe LN
              (Baa2 Moody's)
              8.875% due 07/15/12.............................     1,073
   1,150    Waste Management, Inc. (Ba1 Moody's)
              6.50% due 11/15/08..............................     1,163
   1,000    Westar Energy, Inc. (B1 Moody's)
              7.65% due 04/15/23..............................       856
  @1,000    Westar Energy, Inc. (B1 Moody's)
              7.875% due 05/01/07.............................       993
                                                                --------
                                                                  16,982
                                                                --------
            Total corporate notes.............................  $174,922
                                                                ========

FOREIGN/YANKEE BONDS & NOTES -- 9.9%
            FOREIGN CORPORATIONS -- 7.6%
$  1,863    AT&T Canada, Inc. (Ca Moody's)
              7.625% due 03/15/05.............................  $    224
     765    Acetex Corp. (B2 Moody's)
              10.875% due 08/01/09............................       799
   1,175    Asia Global Crossing Ltd. (Ca Moody's)
              13.375% due 10/15/10............................       232
 @@3,033    Australia Media Ltd. (D S&P)
              15.75% due 05/15/03.............................         0
   1,150    Callahan Nordhein-Westfalen GmbH
              (Ca Moody's)
              14.00% due 07/15/10.............................        46
 EUR 381    Flowserve Finance B.V. (B S&P)
              12.25% due 08/15/10.............................  $    429
     810    Focal Communications Corp. (CC S&P)
              11.875% due 01/15/10............................       130
     450    Focal Communications Corp. (CC S&P)
              0.00% due 02/15/08..............................        32
     840    France Telecom S.A. (Baa3 Moody's)
              9.00% due 03/01/31..............................       743
     900    Inco Ltd. (Baa3 Moody's)
              9.60% due 06/15/22..............................       952
 EUR 780    KPNQwest N.V. (Ca Moody's)
              7.125% due 06/01/09.............................         7
   2,665    KPNQwest N.V. (Ca Moody's)
              8.125% due 06/01/09.............................        13
 EUR 585    Kappa Beheer B.V. (B S&P)
              10.625% due 07/15/09............................       624
EUR1,175    Level 3 Communications, Inc.
              (Caa3 Moody's)
              11.25% due 03/15/10.............................       522
    @785    Magnum Hunter Resources, Inc. (B2 Moody's)
              9.60% due 03/15/12..............................       809

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
AMOUNT I                                                         VALUE
---------                                                       --------
FOREIGN/YANKEE BONDS & NOTES -- (CONTINUED)
            FOREIGN CORPORATIONS -- (CONTINUED)
EUR1,250    Messer Griesheim Holdings AG
              (B2 Moody's)
              10.375% due 06/01/11............................  $  1,321
 EUR 450    Metromedia Fiber Network, Inc. (D S&P)
              10.00% due 12/15/09.............................        27
EUR1,025    NTL Communications Corp.
              (Ca Moody's)
              9.875% due 11/15/09.............................       314
  +1,095    Nova Chemicals Ltd. (Baa3 Moody's)
              7.00% due 05/15/06..............................     1,093
     700    ONO Finance PLC (Caa2 Moody's)
              13.00% due 05/01/09.............................       252
   2,850    Petroleum Geo-Services ASA
              (Ba1 Moody's)
              7.125% due 03/30/28.............................     1,910
   1,085    Petroleum Geo-Services ASA (Ba1 Moody's)
              8.15% due 07/15/29..............................       760
   1,010    Quebecor Media, Inc. (B2 Moody's)
              11.125% due 07/15/11............................       995
     950    Teekay Shipping Corp. (Ba1 Moody's)
              8.32% due 02/01/08..............................       993
   1,905    Telewest Communication PLC
              (CCC- S&P)
              11.00% due 10/01/07.............................       762
   1,040    Telewest Communications PLC
              (Caa3 Moody's)
              9.625% due 10/01/06.............................       406
 EUR 670    United Pan-Europe Communications N.V.
              (Ca Moody's)
              10.875% due 11/01/07............................        79
  +1,155    XTO Energy, Inc. (Ba2 Moody's)
              7.50% due 04/15/12..............................     1,178
    +600    Xerox Capital (Europe) PLC
              (B1 Moody's)
              5.875% due 05/15/04.............................       492
   1,150    eKabel Holdings GmbH (Ca Moody's)
              14.50% due 09/01/10.............................       282
                                                                --------

                                                                  16,426
                                                                --------

            FOREIGN GOVERNMENTS -- 2.3%
EUR1,135    France BTAN (AAA S&P)
              4.50% due 07/12/03..............................     1,130
     250    Republic of Brazil (B1 Moody's)
              12.75% due 01/15/20.............................       149
     250    Republic of Colombia (Ba2 Moody's)
              8.375% due 02/15/27.............................       179
 EUR @17    Republic of Ecuador (Caa2 Moody's)
              12.00% due 11/15/12.............................  $     12
    @290    Republic of Ecuador (Caa2 Moody's)
              5.00% due 08/15/30..............................       146
    @600    Russian Federation (Ba3 Moody's)
              11.00% due 07/24/18.............................       645
GBP 1,620   UK Treasury Gilt (Aaa1 Moody's)
              8.00% due 06/10/03..............................     2,549
                                                                --------

                                                                   4,810
                                                                --------

            Total foreign/yankee bonds & notes................  $ 21,236
                                                                ========

 SHARES
---------
PREFERRED STOCKS -- 0.4%
            COMMUNICATIONS -- 0.0%
       8    NEXTLINK Communications, Inc. ....................  $      8
                                                                --------

            ELECTRONICS -- 0.1%
      @4    Xerox Corp........................................       211
                                                                --------

            METALS, MINERALS & MINING -- 0.3%
      29    Rio Algom Ltd. ...................................       717
                                                                --------

            Total preferred stocks............................  $    936
                                                                ========

 SHARES
---------
PRINCIPAL
 AMOUNT
---------
U.S. TREASURIES & FEDERAL AGENCIES -- 1.1%
            U.S. TREASURY NOTES -- 1.1%
$  2,250    4.375% due 05/15/07...............................  $  2,281
                                                                --------
            Total U.S. treasuries & federal agencies..........  $  2,281
                                                                ========

 SHARES
---------
WARRANTS -- 0.0%
    *@@0    @Track Communications, Inc. ......................  $      0
    *@@0    Hosiery Corp. ....................................         0
     @@4    Marvel Enterprises, Inc. .........................         0
   *@@33    McLeodUSA, Inc. ..................................         0
       3    Powertel, Inc. ...................................        22
       1    Splitrock Services, Inc. .........................         4
       5    TELUS Corp. ......................................         5
                                                                --------
            Total warrants....................................  $     31
                                                                ========


The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
SHORT-TERM SECURITIES -- 4.7%
            REPURCHASE AGREEMENT -- 4.7%
$ 10,079    Joint Repurchase Agreement
              (See Note 2(d))
              1.905% due 07/01/02.............................  $ 10,079
                                                                --------

            Total short-term securities.......................  $ 10,079
                                                                ========


DIVERSIFICATION OF NET ASSETS:
Total convertible bonds (cost $735).........................    0.3%  $    547
Total convertible preferred stocks
  (cost $2,441).............................................    0.0         56
Total corporate notes (cost $194,728).......................   81.5    174,922
Total foreign/yankee bonds & notes
  (cost $31,815)............................................    9.9     21,236
Total preferred stocks (cost $1,023)........................    0.4        936
Total U.S. treasuries & federal agencies
  (cost $2,258).............................................    1.1      2,281
Total warrants (cost $590)                                      0.0         31
Total short-term securities (cost $10,079)..................    4.7     10,079
                                                              -----   --------

Total investment in securities
  (total cost $243,669).....................................   97.9    210,088
Cash, receivables and other assets..........................    4.0      8,746
Securities lending collateral (See Note 2(i))...............   15.4     33,158
Payable for securities purchased............................   (1.8)    (3,902)
Payable for Fund shares redeemed............................   (0.0)       (64)
Securities lending collateral payable to brokers
  (See Note 2(i))...........................................  (15.4)   (33,158)
Other liabilities...........................................   (0.1)      (132)
                                                              -----   --------

Net assets..................................................  100.0%  $214,736
                                                              =====   ========


                                                               MARKET
                                                               VALUE
                                                              --------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.001 per share; 800,000 shares
  authorized; 255,057 shares outstanding....................  $    255
Capital surplus.............................................   247,476
Accumulated undistributed net investment income.............     9,007
Accumulated undistributed net realized loss
  on investments............................................    (8,472)
Unrealized depreciation of investments......................   (33,581)
Unrealized appreciation of other assets and liabilities in
  foreign currencies........................................        51
                                                              --------

Net assets..................................................  $214,736
                                                              ========



Class IA
  Net asset value per share ($183,311 / 217,595
    shares outstanding) (600,000 shares
    authorized)...................................   $0.84
                                                     =====
Class IB
  Net asset value per share ($31,425 / 37,462
    shares outstanding) (200,000 shares
    authorized)...................................   $0.84
                                                     =====


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of these securities amounted to $31,760 or 14.8% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

    I  All principal amounts are in U.S. dollars unless otherwise indicated.

The accompanying notes are an integral part of this financial statement.

 HARTFORD MULTI-SECTOR BOND HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
CONVERTIBLE BONDS -- 1.0%
            BUSINESS SERVICES -- 0.3%
$    100    Interpublic Group of Cos., Inc. (The)
              1.87% due 06/01/06 (BBB S&P)....................  $     78
            CONSUMER DURABLES -- 0.4%
     250    Corning, Inc.
              0.00% due 11/08/15..............................       125
            METALS, MINERALS & MINING -- 0.3%
    @200    Shaw Group, Inc. (The)
              0.00% due 05/01/21..............................       114
                                                                --------

            Total convertible bonds...........................  $    317
                                                                ========

CORPORATE NOTES -- 75.8%
            AEROSPACE & DEFENSE -- 0.3%
$     95    Raytheon Co. (Baa3 Moodys)
              6.75% due 08/15/07..............................  $    101
                                                                --------

            BANKS -- 18.1%
     100    American General Finance Co. (A1 Moodys)
              8.125% due 08/15/09.............................       112
     150    Associates Corp. of North America
              (Aa1 Moodys)
              7.95% due 02/15/10..............................       168
      75    BB&T Corp. (A2 Moodys)
              6.375% due 06/30/05.............................        79
     125    Bank United (A3 Moodys)
              8.00% due 03/15/09..............................       138
     250    CitiFinancial (Aa1 Moodys)
              6.625% due 06/01/15.............................       262
     200    CitiFinancial (Aa1 Moodys)
              6.75% due 07/01/07..............................       216
     150    CitiFinancial (Aa1 Moodys)
              7.875% due 02/01/25.............................       172
    @282    Citicorp Lease Pass-Through Trust
              1999-1 (Aa1 Moodys)
              7.22% due 06/15/05..............................       300
    @191    Citicorp Lease Pass-Through Trust 1999-1
              (Aa3 Moodys)
              8.04% due 12/15/19..............................       208
     100    Citigroup, Inc. (A1 Moodys)
              4.125% due 06/30/05.............................       100
     305    Citigroup, Inc. (Aa2 Moodys)
              6.625% due 06/15/32.............................       295
    @150    Dresdner Bank New York (A1 Moodys)
              8.151% due 06/30/31.............................       162
     250    Fannie Mae (Aaa Moodys)
              4.75% due 01/02/07..............................       253
     100    Fannie Mae (Aaa Moodys)
              6.20% due 06/13/17..............................        99
     900    Federal Home Loan Bank (Aaa Moodys)
              6.125% due 08/15/03.............................       936
     800    Federal National Mortgage Association
              (Aaa Moodys)
              6.25% due 11/15/02..............................       813
     200    Federal National Mortgage Association
              (Aaa Moodys)
              6.25% due 02/01/11..............................       210
      50    Household Finance Corp. (A2 Moodys)
              8.00% due 07/15/10..............................        53
      65    Huntington National Bank (A2 Moodys)
              6.60% due 06/15/18..............................        60
     150    Regions Financial Corp. (A2 Moodys)
              7.75% due 09/15/24..............................       164
     150    Salomon Smith Barney Holdings, Inc.
              (Aa1 Moodys)
              7.125% due 10/01/06.............................       163
     100    Suntrust Banks, Inc. (AA- Fitch)
              6.00% due 01/15/28..............................       104
      60    Swiss Bank Corp. -- NY (AA+ S&P)
              7.375% due 06/15/17.............................        63
     150    U.S. Bancorp (A1 Moodys)
              6.30% due 02/04/14..............................       154
     100    Wachovia Corp. (A2 Moodys)
              6.55% due 10/15/35..............................       106
     100    Wachovia Corp. (A2 Moodys)
              7.50% due 04/15/35..............................       109
      25    Western Financial Bank (BB+ Fitch)
              9.625% due 05/15/12.............................        25
                                                                --------

                                                                   5,524
                                                                --------

            BUSINESS SERVICES -- 0.4%
      70    Knology Holdings, Inc. (N/A)
              11.875% due 10/15/07............................        27
      25    Tekni-Plex, Inc. (B3 Moodys)
              12.75% due 06/15/10.............................        26
      65    United Rentals (North America), Inc. (BB S&P)
              10.75% due 04/15/08.............................        70
                                                                --------

                                                                     123
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
            CHEMICALS -- 0.2%
$     40    Equistar Chemicals LP (BB+ S&P)
              10.125% due 09/01/08............................  $     38
     @10    OM Group, Inc. (B+ S&P)
              9.25% due 12/15/11..............................        10
                                                                --------
                                                                      48
                                                                --------

            COMMUNICATIONS -- 1.9%
     100    Adelphia Communications, Inc.
              (Caa2 Moodys)
              10.875% due 10/01/10............................        40
     100    Centel Capital (Baa3 Moodys)
              9.00% due 10/15/19..............................        90
     100    Crown Castle International Corp.
              (B S&P)
              10.75% due 08/01/11.............................        66
     200    Intermedia Communications, Inc.
              (CC Fitch)
              9.50% due 03/01/09..............................        62
      80    Nextel Communications, Inc. (B+ Fitch)
              9.50% due 02/01/11..............................        39
      80    SBA Communications Corp. (B3 Moodys)
              10.25% due 02/01/09.............................        48
     200    Sprint Capital Corp. (BBB Fitch)
              6.125% due 11/15/08.............................       153

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
CORPORATE NOTES -- (CONTINUED)
            COMMUNICATIONS -- (CONTINUED)
$     65    TCI Communications, Inc. (BBB+ S&P)
              7.875% due 02/15/26.............................  $     58
      60    Triton PCS, Inc. (B2 Moodys)
              8.75% due 11/15/11..............................        37
                                                                --------

                                                                     593
                                                                --------

            CONSTRUCTION -- 0.4%
      70    MMI Products, Inc. (B2 Moodys)
              11.25% due 04/15/07.............................        71
      60    WCI Communities, Inc. (B1 Moodys)
              9.125% due 05/01/12.............................        60
                                                                --------

                                                                     131
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
            ELECTRICAL EQUIPMENT -- 0.5%
$    @25    Fisher Scientific International (B S&P)
              8.125% due 05/01/12.............................        25
     100    Midwest Energy, Inc. (Baa2 Moodys)
              9.375% due 10/15/29.............................       114
                                                                --------
                                                                     139
                                                                --------

            ENERGY & SERVICES -- 9.7%
     130    Anadarko Petroleum Corp. (A- Fitch)
              7.73% due 09/15/96..............................       138
     125    Anderson Exploration, Ltd. (BBB S&P)
              6.75% due 03/15/11..............................       127
      60    Chesapeake Energy Corp. (B1 Moodys)
              8.375% due 11/01/08.............................        60
      50    Devon Energy Corp. (Baa2 Moodys)
              7.95% due 04/15/32..............................        54
     100    Devon Financing Corp. ULC
              (Baa2 Moodys)
              7.875% due 09/30/31.............................       107
     150    Louis Dreyfus Natural Gas Corp.
              (A3 Moodys)
              6.875% due 12/01/07.............................       159
     250    National-Oilwell, Inc. (BBB+ S&P)
              6.50% due 03/15/11..............................       249
     300    Newfield Exploration Co. (BB+ S&P)
              7.625% due 03/01/11.............................       308
     170    Nexen, Inc. (Baa2 Moodys)
              7.40% due 05/01/28..............................       162
     275    Noble Energy, Inc. (Baa2 Moodys)
              7.25% due 08/01/97..............................       238
     200    Occidental Petroleum Corp.
              (Baa2 Moodys)
              7.375% due 11/15/08.............................       219
     250    Occidental Petroleum Corp.
              (Baa2 Moodys)
              9.25% due 08/01/19..............................       305
     310    Pennzoil-Quaker State Co. (BB+ S&P)
              7.375% due 04/01/29.............................       333
     200    Petroleos Mexicanos (Baa1 Moodys)
              9.375% due 12/02/08.............................       215
     165    Transocean, Inc. (A- S&P)
              6.95% due 04/15/08..............................       176
     100    Union Pacific Resources Group, Inc.
              (Baa1 Moodys)
              6.75% due 05/15/08..............................       106
                                                                --------
                                                                   2,956
                                                                --------

            FINANCIAL SERVICES -- 6.6%
     100    Auburn Hills Trust (A Fitch)
              12.375% due 05/01/20............................       143
     @60    Bombardier Capital, Inc. (A3 Moodys)
              7.50% due 08/15/04..............................        64
      50    CIT Group, Inc. (The) (AA- Fitch)
              7.125% due 10/15/04.............................        49
     125    Calpine Canada Energy Finance ULC
              (B1 Moodys)
              8.50% due 05/01/08..............................        86
     @85    Canadian Oil Sand Ltd. (BBB+ S&P)
              7.90% due 09/01/21..............................        84
    @225    Fidelity Investments (AA S&P)
              7.57% due 06/15/29..............................       244
      45    Ford Motor Credit Co. (A3 Moodys)
              6.875% due 02/01/06.............................        46
     200    Ford Motor Credit Co. (A3 Moodys)
              7.375% due 10/28/09.............................       207
     125    Ford Motor Credit Co. (A3 Moodys)
              7.875% due 06/15/10.............................       131
     100    General Motors Acceptance Corp.
              (A2 Moodys)
              5.25% due 05/16/05..............................       101
      50    Heller Financial, Inc. (A Fitch)
              7.375% due 11/01/09.............................        55
      50    Host Marriott LP (Ba3 Moodys)
              8.375% due 02/15/06.............................        49
      85    KeyBank National Association
              (A1 Moodys)
              4.10% due 06/30/05..............................        84
     300    Lehman Brothers Holdings, Inc.
              (A+ Fitch)
              0.00% due 02/10/28..............................        40
     125    National Rural Utilities, Inc.
              (A1 Moodys)
              6.00% due 05/15/06..............................       128
     200    NiSource Finance Corp. (BBB S&P)
              5.75% due 04/15/03..............................       200
    @130    Premium Asset Trust (Aa2 Moodys)
              5.25% due 07/19/04..............................       134
     150    Washington Mutual, Inc. (A- Fitch)
              8.25% due 04/01/10..............................       171
                                                                --------
                                                                   2,016
                                                                --------

            FOOD, BEVERAGE & TOBACCO -- 0.3%
      95    Anheuser-Busch Cos., Inc. (A1 Moodys)
              6.50% due 02/01/43..............................        94
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD MULTI-SECTOR BOND HLS FUND

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
CORPORATE NOTES -- (CONTINUED)
            FOREST & PAPER PRODUCTS -- 0.1%
$    @40    Appleton Papers, Inc. (B+ S&P)
              12.50% due 12/25/08.............................  $     39
                                                                --------

            HEALTH SERVICES -- 0.3%
      90    Hanger Orthopedic Group, Inc.
              (BBB- Fitch)
              10.375% due 02/15/09............................        94
                                                                --------

            HOTELS & GAMING -- 1.2%
      70    Ameristar Casinos, Inc. (B3 Moodys)
              10.75% due 02/15/09.............................        75
     @60    Boyd Gaming Corp. (B1 Moodys)
              8.75% due 04/15/12..............................        60
      50    Hollywood Casino Corp. (B S&P)
              11.25% due 05/01/07.............................        54
      75    Host Marriott LP (Ba3 Moodys)
              9.50% due 01/15/07..............................        76
      80    Mohegan Tribal Gaming (BB Fitch)
              8.00% due 04/01/12..............................        80
     @25    RFS Partnership LP (B1 Moodys)
              9.75% due 03/01/12..............................        25
                                                                --------

                                                                     370
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
            INSURANCE -- 3.8%
$    @75    AIG Sunamerica Global Finance, (The)
              (Aaa Moodys)
              5.10% due 01/17/07..............................  $     77
    @350    AIG Sunamerica Global Finance, (The)
              (Aaa Moodys)
              6.30% due 05/10/11..............................       362
    @250    Allstate Corp. (The) (AA+ S&P)
              6.50% due 06/14/11..............................       260
     @70    American General Finance Co.
              (Aa1 Moodys)
              8.125% due 03/15/46.............................        79
     150    American Re Corp. (Aa1 Moodys)
              7.45% due 12/15/26..............................       161
      30    Conseco, Inc. (B S&P)
              8.75% due 02/09/04..............................        14
    @100    John Hancock Global Funding II
              (AA+ S&P)
              5.00% due 07/27/07..............................       100
     @70    Prudential Funding LLC (A+ S&P)
              6.60% due 05/15/08..............................        74
      35    Torchmark Corp. (A S&P)
              7.875% due 05/15/23.............................        35
                                                                --------
                                                                   1,162
                                                                --------

            MEDIA & ENTERTAINMENT -- 7.8%
      72    ABC Family Worldwide, Inc. (A- S&P)
              10.25% due 11/01/07.............................        77
     150    British Sky Broadcasting Group PLC
              (Ba1 Moodys)
              7.30% due 10/15/06..............................       146
     100    British Sky Broadcasting Group PLC
              (Ba1 Moodys)
              8.20% due 07/15/09..............................        98
     200    CSC Holdings, Inc. (AA Fitch)
              7.875% due 02/15/18.............................       148
     400    CSC Holdings, Inc. (BB+ S&P)
              7.25% due 07/15/08..............................       323
     200    CSC Holdings, Inc. (BB+ S&P)
              7.625% due 07/15/18.............................       146
     350    CSC Holdings, Inc. (BB+ S&P)
              7.875% due 12/15/07.............................       293
      40    Charter Communications Holdings LLC/
              Charter Communications Holdings
              Capital Corp. (B+ S&P)
              11.125% due 01/15/11............................        28
     110    Charter Communications Holdings LLC/
              Charter Communications Holdings
              Capital Corp. (B2 Moodys)
              10.75% due 10/01/09.............................        77
     @80    Charter Communications Holdings LLC/
              Charter Communications Holdings
              Capital Corp. (B2 Moodys)
              9.625% due 11/15/09.............................        53
     200    News America Holdings, Inc.
              (BBB Fitch)
              8.45% due 08/01/34..............................       217
     150    News America Holdings, Inc.
              (BBB Fitch)
              9.25% due 02/01/13..............................       173
      35    Park Place Entertainment Corp.
              (BBB- S&P)
              7.50% due 09/01/09..............................        35
      60    Shaw Communications, Inc. (BBB S&P)
              8.25% due 04/11/10..............................        61
     100    Time Warner, Inc. (Baa1 Moodys)
              6.875% due 06/15/18.............................        86
     150    Time Warner, Inc. (Baa1 Moodys)
              7.57% due 02/01/24..............................       133
     100    Time Warner, Inc. (Baa1 Moodys)
              7.75% due 06/15/05..............................       105
     175    Turner Broadcasting (Baa1 Moodys)
              8.375% due 07/01/13.............................       181
                                                                --------
                                                                   2,380
                                                                --------

            METALS, MINERALS & MINING -- 0.1%
     @40    Earle M. Jorgensen Co. (B- S&P)
              9.75% due 06/01/12..............................        39
                                                                --------

            REAL ESTATE -- 1.2%
      30    EOP Operating LP (Baa1 Moodys)
              6.75% due 02/15/12..............................        31
      30    EOP Operating LP (Baa1 Moodys)
              7.25% due 02/15/18..............................        30
     200    Health Care REIT, Inc. (BBB- S&P)
              7.50% due 08/15/07..............................       210

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
CORPORATE NOTES -- (CONTINUED)
            REAL ESTATE -- (CONTINUED)
$     65    K Hovnanian Enterprises, Inc.
              (Ba3 Moodys)
              10.50% due 10/01/07.............................  $     70
      35    iStar Financial, Inc. (REIT)
              (Ba1 Moodys)
              8.75% due 08/15/08..............................        35
                                                                --------

                                                                     376
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
            RETAIL -- 0.7%
$     50    Big 5 Corp. (B1 Moodys)
              10.875% due 11/15/07............................  $     53
     125    Ferrellgas Partners LP (B1 Moodys)
              9.375% due 06/15/06.............................       129
      30    Gap, Inc. (The) (Ba3 Moodys)
              9.90% due 12/15/05..............................        31
                                                                --------
                                                                     213
                                                                --------

            SOFTWARE & SERVICES -- 0.5%
     150    Time Warner, Inc. (Baa1 Moodys)
              9.15% due 02/01/23..............................       156
                                                                --------

            TRANSPORTATION -- 5.0%
     258    American Airlines, Inc. (Aaa Moodys)
              6.997% due 05/23/21.............................       254
     @80    CSK Auto, Inc. (B2 Moodys)
              12.00% due 06/15/06.............................        86
     150    CSX Corp. (Baa2 Moodys)
              7.25% due 05/01/27..............................       160
     176    Continental Airlines, Inc. (AA- S&P)
              6.90% due 01/02/18..............................       174
     100    Dunlop Standard Aerospace Holdings, Inc.
              (AA Fitch)
              11.875% due 05/15/09............................       106
      50    Ford Holdings, Inc. (Baa1 Moodys)
              9.30% due 03/01/30..............................        57
     200    General Motors Corp. (A3 Moodys)
              8.80% due 03/01/21..............................       227
      70    Railamerica Transportation Corp.
              (B S&P)
              12.875% due 08/15/10............................        77
     200    United Air Lines, Inc. (AAA S&P)
              7.73% due 07/01/10..............................       188
    @200    Williams Gas Pipelines Central, Inc.
              (Baa2 Moodys)
              7.375% due 11/15/06.............................       166
                                                                --------
                                                                   1,495
                                                                --------

            UTILITIES -- 16.7%
      50    AES Corp. (The) (Ba3 Moodys)
              7.375% due 06/15/03.............................        40
     250    AES Corp. (The) (Ba3 Moodys)
              8.75% due 12/15/02..............................       233
      50    AES Corp. (The) (Ba3 Moodys)
              9.50% due 06/01/09..............................        33
      70    Allied Waste North American, Inc.
              (B+ S&P)
              10.00% due 08/01/09.............................        69
     200    Beaver Valley II Funding (Baa3 Moodys)
              9.00% due 06/01/17..............................       214
     125    CMS Energy Corp. (B3 Moodys)
              8.90% due 07/15/08..............................        90
     100    Cleveland Electric Illuminating Co.
              (Aaa Moodys)
              6.86% due 10/01/08..............................       103
     200    Cleveland Electric Illuminating Co.
              (Baa2 Moodys)
              7.88% due 11/01/17..............................       211
     150    Cogentrix Energy, Inc. (BBB Fitch)
              8.75% due 10/15/08..............................       149
     125    Colorado Interstate Gas Co.
              (Baa1 Moodys)
              10.00% due 06/15/05.............................       136
     200    Dynegy Holdings, Inc. (Baa3 Moodys)
              7.125% due 05/15/18.............................       127
      60    El Paso Corp. (Baa2 Moodys)
              8.05% due 10/15/30..............................        57
     310    El Paso Electric Co. (Aa3 Moodys)
              8.90% due 02/01/06..............................       337
     100    El Paso Electric Co. (Ba3 Moodys)
              9.40% due 05/01/11..............................       110
     200    El Paso Electric Co. (Baa2 Moodys)
              6.70% due 02/15/27..............................       196
     110    Hydro Quebec (Aaa Moodys)
              9.40% due 02/01/21..............................       148
     200    Indiana Michigan Power Co.
              (BBB+ S&P)
              6.125% due 12/15/06.............................       204
    @195    Kincaid Generation LLC (Baa3 Moodys)
              7.33% due 06/15/20..............................       186
      60    Mission Energy Holding (BB- S&P)
              13.50% due 07/15/08.............................        60
      90    NRG Energy, Inc. (BBB Fitch)
              8.25% due 09/15/10..............................        72
     135    NRG Energy, Inc. (Baa3 Moodys)
              8.625% due 04/01/31.............................       103
     200    Niagara Mohawk Power Co. (A- S&P)
              0.00% due 07/01/10..............................       203
     113    Niagara Mohawk Power Co. (A- S&P)
              7.625% due 10/01/05.............................       123
     200    Niagara Mohawk Power Co.
              (Ba3 Moodys)
              7.75% due 05/15/06..............................       218
      50    Public Service Co. of New Mexico
              (Baa3 Moodys)
              7.10% due 08/01/05..............................        51
     250    South Carolina Electric & Gas Co.
              (A1 Moodys)
              9.00% due 07/15/06..............................       264
     200    Tennessee Gas Pipeline Co.
              (Baa1 Moodys)
              7.625% due 04/01/37.............................       192
     250    Texas-New Mexico Power Co.
              (BBB Fitch)
              6.25% due 01/15/09..............................       235

The accompanying notes are an integral part of this financial statement.

 HARTFORD MULTI-SECTOR BOND HLS FUND

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
CORPORATE NOTES -- (CONTINUED)
            UTILITIES -- (CONTINUED)
$    200    TransCanada Pipelines Ltd. (A2 Moodys)
              8.625% due 05/15/12.............................  $    237
    @225    Transcontinental Gas Pipe LN
              (BBB+ Fitch)
              8.875% due 07/15/12.............................       220
     150    US West Capital Funding, Inc.
              (BBB+ Fitch)
              6.875% due 07/15/28.............................        77
     300    Waste Management, Inc. (BBB S&P)
              7.10% due 08/01/26..............................       305
      90    Williams Cos., Inc. (The) (Baa3 Moodys)
              6.75% due 01/15/06..............................        73
                                                                --------

                                                                   5,076
                                                                --------

            Total corporate notes.............................  $ 23,125
                                                                ========

FOREIGN/YANKEE BONDS & NOTES -- 8.6%
            FOREIGN CORPORATIONS -- 6.2%
$  1,300    European Investment Bank (Aaa Moodys)
              1.651% due 11/26/02.............................  $  1,300
      50    European Investment Bank (Aaa Moodys)
              4.625% due 03/01/07.............................        50
     140    Husky Oil Ltd. (Ba1 Moody's)
              8.90% due 08/15/28..............................       150
     150    Husky Oil Ltd. (Baa2 Moodys)
              7.125% due 11/15/06.............................       161
     200    Petroleos Mexicanos (Baa1 Moodys)
              9.50% due 09/15/27..............................       218
                                                                --------

                                                                   1,879
                                                                --------

            FOREIGN GOVERNMENTS -- 2.4%
 NZD 250    Canada Government (Aa1 Moodys)
              6.625% due 10/03/07.............................       121
 EUR 325    Deutsche Bundesrepublik (AAA Moody's)
              5.25% due 01/04/11..............................       328
 EUR  15    Deutsche Bundesrepublik (AAA Moody's)
              6.50% due 10/14/05..............................        16
GBP  175    U.K. Treasury Gilt (Aaa Moodys)
              7.25% due 12/07/07..............................       294
                                                                --------

                                                                     759
                                                                --------

            Total foreign/yankee bonds & notes................  $  2,638
                                                                ========

U.S. TREASURIES & FEDERAL AGENCIES -- 12.8%
            FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 0.8%
$    125    5.50% due 09/15/11................................  $    126
      85    6.00% due 05/01/17 -- 07/01/32....................        86
      22    6.50% due 07/01/16................................        22
                                                                --------

                                                                     234
                                                                --------

            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.8%
     100    5.50% due 05/02/06................................       105
      75    6.00% due 07/01/32................................        75
     198    6.50% due 07/01/32................................       202
     115    7.00% due 02/01/16 -- 07/01/32....................       119
      48    7.50% due 11/01/15 -- 03/01/32....................        51
                                                                --------

                                                                     552
                                                                --------

            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.7%
      25    6.00% due 12/15/31................................        25
      25    6.50% due 03/15/31................................        26
      49    7.00% due 06/15/31 -- 08/15/31....................        51
      25    7.50% due 01/15/32................................        26
      69    8.50% due 11/15/24................................        75
                                                                --------

                                                                     203
                                                                --------

            U.S. TREASURY BONDS -- 3.5%
     900    6.125% due 08/15/07 -- 08/15/29...................       967
     100    6.50% due 02/15/10................................       112
                                                                --------

                                                                   1,079
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
            U.S. TREASURY NOTES -- 6.0%
$    200    4.75% due 11/15/08................................  $    204
     400    5.00% due 08/15/11................................       406
     750    5.15% due 01/07/03................................       762
     450    5.75% due 08/15/10................................       481
                                                                --------
                                                                   1,853
                                                                --------
            Total U.S. treasuries & federal agencies..........  $  3,921
                                                                ========

 SHARES
---------
WARRANTS -- 0.0%
     @@0    RailAmerica, Inc..................................  $      3
    *@@0    Ntelos, Inc.......................................         0
                                                                --------
            Total warrants....................................  $      3
                                                                ========

PRINCIPAL
 AMOUNT
--------

SHORT-TERM SECURITIES -- 1.3%
            CORPORATE NOTES -- 1.2%
$    357    Federal Home Loan Bank
              1.87% due 07/01/02..............................  $    357

            INVESTMENT COMPANIES -- 0.1%
      50    State Street Money Market Fund
              1.66% due 07/01/02..............................        50
                                                                --------
            Total short-term securities.......................  $    407
                                                                ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                       MARKET
                                                                       VALUE
                                                                      --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $1)...............................    0.0%  $      0@@
Total convertible bonds (cost $327).........................    1.0        317
Total corporate notes (cost $23,522)........................   75.8     23,125
Total foreign/yankee bonds & notes
  (cost $2,565).............................................    8.6      2,638
Total U.S. treasuries & federal agencies
  (cost $3,885).............................................   12.8      3,921
Total warrants (cost $--)...................................    0.0          3
Total short-term securities (cost $407).....................    1.3        407
                                                              -----   --------

Total investment in securities
  (total cost $30,707)......................................   99.5     30,411
Cash, receivables and other assets..........................    4.1      1,228
Payable for securities purchased............................   (2.4)      (734)
Payable for Fund shares redeemed............................   (1.2)      (371)
Other liabilities...........................................    0.0        (11)
                                                              -----   --------

Net assets..................................................  100.0%  $ 30,523
                                                              =====   ========


                                                               MARKET
                                                               VALUE
                                                              --------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.010 per share; 100,000 shares
  authorized; 2,923 shares outstanding......................  $     29
Capital surplus.............................................    31,934
Accumulated undistributed net investment income.............       934
Accumulated undistributed net realized loss
  on investments............................................    (2,079)
Unrealized depreciation of investments......................      (296)
Unrealized appreciation of other assets and liabilities in
  foreign currencies........................................         1
                                                              --------

Net assets..................................................  $ 30,523
                                                              ========


Class IA
  Net asset value per share ($30,523 / 2,923
    shares outstanding) (100,000 shares
    authorized)..................................   $10.44
                                                    ======

    *  Non-income producing during the period.

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of these securities amounted to $3,171 or 10.4% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND, INC.

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.7%
$   4,000   California Infrastructure & Economic Development
              Bank Pacific Gas and Electric Co., Series 1997
              (Aaa Moody's) 6.48% due 12/26/09................  $  4,285
    1,100   Citibank Credit Card Master Trust l, Series
              1999-7, Class B (A2 Moody's) 6.90% due
              11/15/06........................................     1,176
    7,600   Comed Transitional Funding Trust, Series 1998-1,
              Class A5 (Aaa Moody's) 5.44% due 03/25/07.......     7,913
      825   PP&L Transition Bond Co., LLC, Series 1999-1,
              Class A5 (Aaa Moody's) 6.83% due 03/25/07.......       879
                                                                --------
            Total collateralized mortgage obligations.........  $ 14,253
                                                                ========
CORPORATE NOTES -- 38.5%
            BANKS -- 0.1%
$   2,350   Federal Home Loan Bank (Aaa Moody's)
              2.297% due 02/20/07.............................  $  2,363
      500   St. Paul Bancorp, Inc. (A3 Moody's)
            7.125% due 02/15/04...............................       527
                                                                --------
                                                                   2,890
                                                                --------
            BUSINESS SERVICES -- 0.0%
      500   Interpool, Inc. (BBB- Fitch)
            7.20% due 08/01/07................................       485
                                                                --------
            CHEMICALS -- 2.3%
    3,255   Equistar Chemicals LP (BB+ S&P)
              7.55% due 02/15/26..............................     2,352
   17,000   ICI Wilmington, Inc. (Baa2 Moody's)
              6.75% due 09/15/02..............................    17,080
      500   Lyondell Chemical Co. (Ba3 Moody's)
              9.875% due 05/01/07.............................       479
    6,920   Millennium America, Inc. (BBB- S&P)
              7.625% due 11/15/26.............................     5,674
    5,370   Olin Corp. (Baa3 Moody's)
              9.125% due 12/15/11.............................     5,817
   13,125   Praxair, Inc. (AAA Fitch)
              4.75% due 07/15/07..............................    13,065
    2,000   du Pont (E.I.) de Nemours & Co. (Aa3 Moody's)
              6.75% due 09/01/07..............................     2,176
                                                                --------
                                                                  46,643
                                                                --------
            COMMUNICATIONS -- 5.2%
   @8,000   AT&T Corp. (Baa2 Moody's)
              8.00% due 11/15/31..............................     6,280
    8,600   AT&T Wireless Services, Inc. (Baa2 Moody's)
              7.50% due 05/01/07..............................     7,396
    1,700   British Telecommunications PLC (A- S&P)
              8.875% due 12/15/30.............................     1,852
    3,150   Columbia/HCA Healthcare Corp. (BBB- S&P)
              7.50% due 11/15/95..............................     2,983
      500   Comcast Cable Communications (BBB+ Fitch)
              8.50% due 05/01/27..............................       524
    1,000   Continental Cablevision, Inc. (BBB+ S&P)
              9.50% due 08/01/13..............................     1,054

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
            COMMUNICATIONS -- (CONTINUED)
$  11,725   Deutsche Telekom International Finance BV (Baa1
              Moody's)
              9.25% due 06/01/32..............................  $ 11,819
    3,160   Global Crossing Holdings Ltd. (C Other)
              8.70% due 08/01/07..............................        32
   20,891   Global Crossing Holdings Ltd. (C Other)
              9.50% due 11/15/09..............................       209
    2,700   Global Crossing Holdings Ltd. (C Other)
              9.625% due 05/15/08.............................        27
    4,400   HCA, Inc. (BBB- S&P)
              6.95% due 05/01/12..............................     4,484
   10,045   HCA, Inc. (BBB- S&P)
              7.125% due 06/01/06.............................    10,536
   24,296   Lucent Technologies, Inc. (B2 Moody's)
              6.45% due 03/15/29..............................    12,512
    2,510   Lucent Technologies, Inc. (B+ S&P)
              6.50% due 01/15/28..............................     1,293
      750   NTL Communications Corp. (D S&P)
              0.00% due 10/01/08..............................       150
      300   NTL, Inc. (Ca Moody's)
              0.00% due 02/01/06..............................        80
    9,930   Nortel Networks Corp. (Ba3 Moody's)
              6.125% due 02/15/06.............................     5,660
    5,935   Nortel Networks Corp. (Ba3 Moody's)
              6.875% due 09/01/23.............................     2,968
      985   PanAmSat Corp. (Ba2 Moody's)
              6.875% due 01/15/28.............................       779
      400   Psinet, Inc. (D S&P)
              11.00% due 08/01/09.............................        39
   17,385   Qwest Capital Funding, Inc. (Ba2 Moody's)
              5.875% due 08/03/04.............................    11,300
   18,925   Sprint Capital Corp. (BBB+ S&P)
              7.90% due 03/15/05..............................    16,305
      @@0   Voicestream Wireless Corp. (A- S&P)
              10.375% due 11/15/09............................         0
     @@17   Voicestream Wireless Corp. (A- S&P)
              10.375% due 11/15/09............................         0
    2,200   Williams Communications Group, Inc. (Ca Moody's)
              10.875% due 10/01/09............................       182
   35,656   WorldCom, Inc. (CC Fitch)
              8.25% due 05/15/31..............................     5,348
      600   XO Communications, Inc. (Ca Moody's)
              0.00% due 12/01/09..............................         9
      300   XO Communications, Inc. (Ca Moody's)
              10.50% due 12/01/09.............................         8
                                                                --------
                                                                 103,829
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 0.5%
    9,075   Hewlett-Packard Co. (A3 Moody's)
            5.75% due 12/15/06................................     9,167
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
CORPORATE NOTES -- (CONTINUED)
            CONSTRUCTION -- 0.1%
$   1,500   Bell Atlantic Maryland, Inc. (Aa2 Moody's)
              8.30% due 08/01/31..............................  $  1,628
                                                                --------
            CONSUMER NON-DURABLES -- 0.6%
    3,300   Methanex Corp. (Ba1 Moody's)
              7.75% due 08/15/05..............................     3,267
   @9,490   Xerox Corp. (BB- Fitch)
              9.75% due 01/15/09..............................     7,782
                                                                --------
                                                                  11,049
                                                                --------
            ELECTRICAL EQUIPMENT -- 0.6%
    8,230   Rockwell International Corp. (A S&P)
              5.20% due 01/15/98..............................     5,481
    6,000   Rockwell International Corp. (A S&P)
              6.70% due 01/15/28..............................     5,573
                                                                --------
                                                                  11,054
                                                                --------
            ENERGY & SERVICES -- 4.6%
    4,725   Appalachian Power (Baa1 Moody's)
              2.61% due 08/20/03..............................     4,731
   12,910   Conoco, Inc. (Baa1 Moody's)
              6.35% due 10/15/11..............................    13,385
   10,925   Kerr-McGee Corp. (Baa2 Moody's)
              6.875% due 09/15/11.............................    11,482
    5,000   Lasmo (USA), Inc. (AA S&P)
              7.50% due 06/30/06..............................     5,512
    6,800   Occidental Petroleum Corp. (Baa2 Moody's)
              7.375% due 11/15/08.............................     7,459
    6,740   Ocean Energy, Inc. (Baa3 Moody's)
              7.25% due 10/01/11..............................     7,072
    1,000   Pioneer Natural Resources Co. (BB Fitch)
              6.50% due 01/15/08..............................       952
   14,375   Pioneer Natural Resources Co. (BB Fitch)
              7.20% due 01/15/28..............................    12,861
      250   Pioneer Natural Resources Co. (BB Fitch)
              9.625% due 04/01/10.............................       275
     +400   Swift Energy Co. (BS&P)
              10.25% due 08/01/09.............................       390
      500   Tennessee Gas Pipeline Co. (Baa1 Moody's)
              7.50% due 04/01/17..............................       496
    1,000   Tesoro Petroleum Corp. (B+ S&P)
              9.00% due 07/01/08..............................       910
    1,000   Tosco Corp. (A3 Moody's)
              8.125% due 02/15/30.............................     1,177
    2,500   Union Oil Co. of California (Baa1 Moody's)
              9.375% due 02/15/11.............................     2,977
   +6,500   Valero Energy Corp. (Baa2 Moody's)
              6.125% due 04/15/07.............................     6,713
    1,750   Valero Energy Corp. (Baa2 Moody's)
              8.375% due 06/15/05.............................     1,925
    2,850   Varco International, Inc. (BBB+ S&P)
              7.50% due 02/15/08..............................     2,988
      250   Williams Communications Group, Inc. (Ca Moody's)
              11.875% due 08/01/10............................        19
$  @2,200   Williams Cos., Inc. (The) (BBB Fitch)
              8.75% due 03/15/32..............................  $  1,792
    9,050   XTO Energy, Inc. (Ba2 Moody's)
              7.50% due 04/15/12..............................     9,231
                                                                --------
                                                                  92,347
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
            FINANCIAL SERVICES -- 2.7%
   +4,425   Bank of Tokyo-Mitsubishi Ltd. (The) (A3 Moody's)
              8.40% due 04/15/10..............................     4,840
      250   Boeing Capital Corp. (A+ S&P)
              6.10% due 03/01/11..............................       255
  @18,000   Bombardier Capital, Inc. (A3 Moody's)
              4.028% due 11/21/02.............................    18,086
   @2,885   ERAC USA Finance Co. (Baa1 Moody's)
              8.25% due 05/01/05..............................     3,134
   21,750   Ford Motor Credit Co. (A3 Moody's)
              7.375% due 02/01/11.............................    22,030
    5,900   NiSource Finance Corp. (BBB+ Fitch)
              7.875% due 11/15/10.............................     6,098
                                                                --------
                                                                  54,443
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 1.2%
    8,120   Archer-Daniels-Midland Co. (A1 Moody's)
            6.95% due 12/15/97................................     8,085
   10,110   ConAgra Foods, Inc. (Baa1 Moody's)
              7.50% due 09/15/05..............................    10,951
    3,750   ConAgra Foods, Inc. (Baa1 Moody's)
              7.00% due 10/01/28..............................     3,831
      250   Hercules, Inc. (Ba2 Moody's)
              11.125% due 11/15/07............................       280
                                                                --------
                                                                  23,147
                                                                --------
            FOREST & PAPER PRODUCTS -- 4.0%
    2,750   Abitibi Consolidated, Inc. (Baa3 Moody's)
              8.30% due 08/01/05..............................     2,866
      250   Abitibi-Consolidated, Inc. (Baa3 Moody's)
              8.85% due 08/01/30..............................       244
   11,400   Boise Cascade Corp. (Baa3 Moody's)
              7.50% due 02/01/08..............................    11,562
    2,765   Champion International Corp. (Baa2 Moody's)
              7.20% due 11/01/26..............................     2,953
    8,330   Domtar, Inc. (Baa3 Moody's)
              7.875% due 10/15/11.............................     9,039
      115   Georgia-Pacific Corp. (BBB- Fitch)
              8.875% due 05/15/31.............................       108
    3,020   International Paper Co. (BBB+ Fitch)
              6.75% due 09/01/11..............................     3,145
    5,600   International Paper Co. (Baa2 Moody's)
              6.875% due 04/15/29.............................     5,482
    4,500   Mead Corp. (The) (Baa2 Moody's)
              7.55% due 03/01/47..............................     4,306
   12,100   Potlatch Corp. (Baa3 Moody's)
              9.425% due 12/01/09.............................    13,693

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
CORPORATE NOTES -- (CONTINUED)
            FOREST & PAPER PRODUCTS -- (CONTINUED)
$ @12,075   Weyerhaeuser Co. (A Fitch)
              5.50% due 03/15/05..............................  $ 12,406
    7,900   Weyerhaeuser Co. (A Fitch)
              5.95% due 11/01/08..............................     7,983
    6,300   Weyerhaeuser Co. (A Fitch)
              7.25% due 07/01/13..............................     6,816
                                                                --------
                                                                  80,603
                                                                --------
            HEALTH SERVICES -- 1.8%
    3,520   HEALTH SOUTH Corp. (BBB- S&P)
              6.875% due 06/15/05.............................     3,510
     +555   HEALTH SOUTH Corp. (BB+ S&P)
              10.75% due 10/01/08.............................       613
    6,540   Manor Care, Inc. (Ba1 Moody's)
              7.50% due 06/15/06..............................     6,761
    1,120   Manor Care, Inc. (Ba1 Moody's)
              8.00% due 03/01/08..............................     1,155
   23,800   Tenet Healthcare Corp. (BBB S&P)
              5.375% due 11/15/06.............................    24,049
                                                                --------
                                                                  36,088
                                                                --------
            HOTELS & GAMING -- 0.9%
  @18,150   Starwood Hotels & Resorts Worldwide, Inc. (BBB-
              S&P)
              7.375% due 05/01/07.............................    17,855
                                                                --------
            INSURANCE -- 1.2%
      700   Aetna, Inc. (BBB+ Fitch)
              7.375% due 03/01/06.............................       734
    7,800   Aetna, Inc. (BBB+ Fitch)
              7.875% due 03/01/11.............................     8,216
    5,400   Humana, Inc. (BBB S&P)
              7.25% due 08/01/06..............................     5,639
    4,300   Trenwick Group, Inc. (BBB- S&P)
              6.70% due 04/01/03..............................     3,987
    5,815   Wellpoint Health Networks, Inc. (A- S&P)
              6.375% due 06/15/06.............................     6,122
                                                                --------
                                                                  24,698
                                                                --------
            MEDIA & ENTERTAINMENT -- 2.2%
      800   British Sky Broadcasting Group PLC (Ba1 Moody's)
              8.20% due 07/15/09..............................       786
   +8,700   Marconi Corp., PLC (Ca Moody's)
              7.75% due 09/15/10..............................     2,610
   30,992   Marconi Corp., PLC (C S&P)
              8.375% due 09/15/30.............................     9,298
   14,850   News America Holdings, Inc. (BBB Fitch)
              7.75% due 12/01/45..............................    13,860
    1,000   News America Holdings, Inc. (BBB Fitch)
              8.875% due 04/26/23.............................     1,059

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
            MEDIA & ENTERTAINMENT -- (CONTINUED)
$   3,660   Shaw Communications, Inc. (BBB S&P)
              8.25% due 04/11/10..............................  $  3,727
   12,935   USA Networks, Inc. (BBB S&P)
              6.75% due 11/15/05..............................    13,380
                                                                --------
                                                                  44,720
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 0.2%
    3,600   Apogent Technologies, Inc. (BBB S&P)
              8.00% due 04/01/11..............................     3,978
                                                                --------
            METALS, MINERALS & MINING -- 3.3%
   11,750   Alcan, Inc. (A2 Moody's)
              7.25% due 03/15/31..............................    12,694
    8,400   Barrick Gold Finance, Inc. (A S&P)
              7.50% due 05/01/07..............................     9,099
    2,765   Newmont Mining Corp. (BBB S&P)
              8.625% due 05/15/11.............................     3,110
   +3,440   Noranda, Inc. (Baa3 Moody's)
              7.00% due 07/15/05..............................     3,547
    2,790   Phelps Dodge Corp. (BBB+ Fitch)
              8.75% due 06/01/11..............................     2,878
   17,950   Phelps Dodge Corp. (BBB+ Fitch)
              9.50% due 06/01/31..............................    18,452
    3,600   Placer Dome, Inc. (BBB+ S&P)
              7.125% due 05/15/03.............................     3,701
    7,300   Placer Dome, Inc. (Baa2 Moody's)
              7.125% due 06/15/07.............................     7,691
    5,540   Santa Fe Pacific Gold Corp. (BBB S&P)
              8.375% due 07/01/05.............................     5,839
                                                                --------
                                                                  67,011
                                                                --------
            RESEARCH & TESTING FACILITIES -- 0.2%
    4,285   Quest Diagnostics, Inc. (Baa3 Moody's)
              6.75% due 07/12/06..............................     4,489
                                                                --------
            SOFTWARE & SERVICES -- 1.9%
   20,200   AOL Time Warner, Inc. (Baa1 Moody's)
              6.15% due 05/01/07..............................    19,296
    7,800   CRH America, Inc. (A- Fitch)
              6.95% due 03/15/12..............................     8,203
   10,000   Computer Sciences Corp. (A2 Moody's)
              6.75% due 06/15/06..............................    10,585
                                                                --------
                                                                  38,084
                                                                --------
            TRANSPORTATION -- 1.4%
   @1,550   American Airlines, Inc. (AA S&P)
              7.858% due 10/01/11.............................     1,682
    1,300   Delta Air Lines, Inc. (Baa2 Moody's)
              10.50% due 04/30/16.............................     1,265
    4,500   FedEx Corp. (Baa2 Moody's)
              6.625% due 02/12/04.............................     4,688
    2,750   Sequa Corp. (BB+ Fitch)
              8.875% due 04/01/08.............................     2,750
    1,720   Teekay Shipping Corp. (BB+ S&P)
              8.32% due 02/01/08..............................     1,797

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
CORPORATE NOTES -- (CONTINUED)
            TRANSPORTATION -- (CONTINUED)
$   4,348   US Airways Group, Inc. (A+ S&P)
              6.76% due 04/15/08..............................  $  4,228
    8,500   Union Pacific Corp. (BBB+ Fitch)
              6.625% due 02/01/08.............................     8,962
    3,885   United Air Lines, Inc. (B- S&P)
              9.75% due 08/15/21..............................     1,943
                                                                --------
                                                                  27,315
                                                                --------
            UTILITIES -- 3.5%
    1,750   Cleveland Electric Illuminating Co. (Aaa Moody's)
              7.13% due 07/01/07..............................     1,904
    8,225   Consolidated Natural Gas Co. (A3 Moody's)
              5.375% due 11/01/06.............................     8,254
    3,875   Detroit Edison Co. (The) (A3 Moody's)
              6.125% due 10/01/10.............................     3,862
   12,000   El Paso Electric Co. (Baa2 Moody's)
              7.625% due 09/01/08.............................    12,034
  @10,000   Entergy Gulf States, Inc. (Baa3 Moody's)
              3.098% due 06/02/03.............................    10,013
    2,850   Mission Energy Holding (BB- S&P)
              13.50% due 07/15/08.............................     2,864
    3,100   PacifiCorp. (A S&P)
              6.12% due 01/15/06..............................     3,239
    4,000   Public Service Electric & Gas Co. (Aaa Moody's)
              7.00% due 09/01/24..............................     3,997
      500   Reliastar Financial Corp. (Aa3 Moody's)
              8.00% due 10/30/06..............................       552
      850   Tennessee Gas Pipeline Co. (Baa1 Moody's)
              7.00% due 10/15/28..............................       764
    3,325   Transcontinental Gas Pipe LN (BBB+ Fitch)
              6.125% due 01/15/05.............................     3,170
    4,500   Transcontinental Gas Pipe LN (BBB+ Fitch)
              7.25% due 12/01/26..............................     3,486
  @11,000   Transcontinental Gas Pipe LN (BBB+ Fitch)
              8.875% due 07/15/12.............................    10,733
    6,435   Westar Energy, Inc. (B1 Moody's)
              7.25% due 08/15/02..............................     6,434
                                                                  71,306
                                                                --------
            Total corporate notes.............................  $772,829
                                                                ========
FOREIGN/YANKEE BONDS & NOTES -- 8.2%
            FOREIGN CORPORATIONS -- 4.2%
$  10,510   AT&T Canada, Inc. (Ca Moody's)
              7.625% due 03/15/05.............................  $  1,261
      125   Asia Global Crossing Ltd. (Ca Moody's)
              13.375% due 10/15/10............................        25

PRINCIPAL                                                        MARKET
AMOUNT I                                                         VALUE
---------                                                       --------
            FOREIGN CORPORATIONS -- (CONTINUED)
$ @@1,008   Australia Media Ltd. (D S&P)
              15.75% due 05/15/03.............................  $      0
   10,215   France Telecom S.A. (BBB+ S&P)
              9.00% due 03/01/31..............................     9,035
    7,200   Inco Ltd. (Baa3 Moody's)
              7.75% due 05/15/12..............................     7,434
    3,295   KPNQwest N.V. (D S&P)
              8.125% due 06/01/09.............................        16
   @1,925   Nortel Networks Corp. (Ba3 Moody's)
              4.25% due 09/01/08..............................       931
   +8,170   Nova Chemicals Ltd. (Baa3 Moody's)
              7.00% due 05/15/06..............................     8,153
    4,250   Nova Chemicals Ltd. (Baa3 Moody's)
              7.875% due 09/15/25.............................     3,600
    8,500   PanCanadian Energy Corp. (A- S&P)
              7.20% due 11/01/31..............................     8,582
     +500   PanCanadian Energy Corp. (A- S&P)
              7.20% due 11/01/31..............................       505
   25,500   PanCanadian Petroleum (A- S&P)
              6.30% due 11/01/11..............................    25,631
    5,630   Petroleum Geo-Services ASA (Baa3 Moody's)
              7.125% due 03/30/28.............................     3,772
    4,515   Petroleum Geo-Services ASA (Baa3 Moody's)
              8.15% due 07/15/29..............................     3,161
    4,235   Potash Corp. Saskatchewan (BBB+ S&P)
              7.125% due 06/15/07.............................     4,569
    7,515   Potash Corp. Saskatchewan (BBB+ S&P)
              7.75% due 05/31/11..............................     8,368
     +500   eKabel Holdings GmbH (Ca Moody's)
              14.50% due 09/01/10.............................       123
                                                                --------
                                                                  85,166
                                                                --------
            FOREIGN GOVERNMENTS -- 4.0%
EUR34,850   Deutsche Bundesrepublik (Aaa Moody's)
              6.00% due 09/15/03..............................    35,307
EUR24,907   France BTAN (AAA S&P)
              4.50% due 07/12/03..............................    24,791
EUR 8,900   Republic of Italy (Aa2 Moody's)
              4.75% due 04/15/03..............................     8,868
GBP 6,170   UK Treasury Gilt (Aaa Moody's)
              8.00% due 06/10/03..............................     9,722
                                                                  78,688
                                                                --------
            Total foreign/yankee bonds & notes................  $163,854
                                                                ========
 SHARES
---------
PREFERRED STOCKS -- 0.1%
            ELECTRONICS -- 0.1%
      @53   Xerox Corp. (B3 Moody's)..........................  $  2,884
                                                                --------
            Total preferred stocks............................  $  2,884
                                                                ========

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
U.S. TREASURIES & FEDERAL AGENCIES -- 45.1%
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 9.1%
$ 143,987   6.00% due 07/01/12 -- 07/01/16....................  $147,603
      260   6.30% due 04/01/08................................       275
    2,775   6.48% due 12/01/05................................     2,947
    1,777   6.50% due 11/01/14................................     1,849
   26,891   7.50% due 06/01/27 -- 09/01/31....................    28,253
      729   7.50% due 10/01/22 -- 02/01/31....................       768
                                                                --------
                                                                 181,695
                                                                --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 21.7%
   44,661   6.00% due 01/15/32 -- 07/15/32....................    44,673
  299,056   6.50% due 04/15/31 -- 06/15/32....................   305,735
   82,061   7.00% due 07/15/28 -- 01/15/32....................    85,377
       13   9.50% due 10/15/19................................        14
                                                                --------
                                                                 435,799
                                                                --------
            U.S. TREASURY BONDS -- 4.8%
  +19,100   5.375% due 02/15/31...............................    18,703
  +51,900   6.00% due 08/15/09................................    56,378
  +20,220   6.25% due 05/15/30................................    21,903
                                                                --------
                                                                  96,984
                                                                --------
            U.S. TREASURY INFLATION-INDEXED SECURITIES -- 3.1%
  +56,811   4.25% due 01/15/10................................    61,649
                                                                --------
            U.S. TREASURY NOTES -- 6.4%
   +4,600   3.50% due 11/15/06................................     4,518
  +15,000   4.375% due 05/15/07...............................    15,206
  +45,900   4.875% due 02/15/12...............................    46,072
  +24,300   5.00% due 02/15/11 -- 08/15/11....................    24,701
   +2,150   5.50% due 05/15/09................................     2,275
  +20,390   5.75% due 11/15/05 -- 08/15/10....................    21,776
  +11,300   6.50% due 10/15/06 -- 02/15/10....................    12,470
                                                                   1,446
   +1,300   6.625% due 05/15/07...............................   128,464
                                                                --------
            Total U.S. treasuries & federal agencies..........  $904,591
                                                                ========
 SHARES
---------
WARRANTS -- 0.0%
     *@@1   Iridium World Communications, Inc.................  $      0
                                                                --------
            Total warrants....................................  $      0
                                                                ========

 SHARES
---------
PRINCIPAL
 AMOUNTS
---------
SHORT-TERM SECURITIES -- 4.9%
            REPURCHASE AGREEMENT -- 4.9%
$  99,004   Joint Repurchase Agreement (See Note 2(d)) 1.905%
              due 07/01/02....................................  $ 99,004
                                                                --------
            Total short-term securities.......................  $ 99,004
                                                                ========

                                                                         MARKET
                                                                         VALUE
                                                                       ----------
DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage obligations
  (cost $13,624)............................................     0.7%  $   14,253
Total corporate notes (cost $807,105).......................    38.5      772,829
Total foreign/yankee bonds & notes
  (cost $163,535)...........................................     8.2      163,854
Total preferred stocks (cost $2,670)........................     0.1        2,884
Total U.S. treasuries & federal agencies
  (cost $890,340)...........................................    45.1      904,591
Total warrants (cost $97)...................................     0.0            0
Total short-term securities (cost $99,004)..................     4.9       99,004
                                                               -----   ----------
Total investment in securities (total cost
  $1,976,375)...............................................    97.5    1,957,415
Cash, receivables and other assets..........................     4.1       80,448
Securities lending collateral (See Note
  2(i)).....................................................    15.3      307,139
Payable for securities purchased............................    (1.5)     (29,897)
Payable for Fund shares redeemed............................    (0.0)         (57)
Securities lending collateral payable to
  brokers (See Note 2(i))...................................   (15.3)    (307,139)
Other liabilities...........................................    (0.1)      (1,815)
                                                               -----   ----------
Net assets..................................................   100.0%  $2,006,094
                                                               =====   ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share; 3,000,000
  shares authorized; 1,802,916 shares outstanding...........   $  180,292
Capital surplus.............................................    1,782,870
Accumulated undistributed net investment income.............       51,273
Accumulated undistributed net realized gain
  on investments............................................       10,255
Unrealized depreciation of investments......................      (18,960)
Unrealized depreciation of forward foreign currency
  contracts (See Note 2(g))@@@..............................         (103)
Unrealized appreciation of other assets and liabilities
  in foreign currencies.....................................          467
                                                               ----------
Net assets..................................................   $2,006,094
                                                               ==========

Class IA
  Net asset value per share ($1,777,800 / 1,597,194
    shares outstanding) (2,400,000 shares
    authorized)....................................  $1.11
                                                     =====
Class IB
  Net asset value per share ($228,294 / 205,722
    shares outstanding) (600,000 shares
    authorized)....................................  $1.11
                                                     =====

    *  Non-income producing during the period. (See Note 2(i))

    +  All or a portion of this security was on loan as of June 30, 2002.

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of these securities amounted to $93,578 or 4.7% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

    I  All principal amounts are in U.S. dollars unless otherwise indicated.

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

      @@@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2002

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
EURO (Sell)                    $20,125            $20,000          7/1/2002             $(125)
EURO (Sell)                      9,978             10,000          7/2/2002                22
                                                                                        -----
                                                                                        $(103)
                                                                                        =====

The accompanying notes are an integral part of this financial statement.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.4%
$  5,040    Freddie Mac, Series 2344,
              Class QE (Aaa Moody's)
              6.00% due 11/15/14..............................  $  5,171
                                                                --------

            Total collateralized mortgage obligations.........  $  5,171
                                                                ========

CORPORATE NOTES -- 3.9%
            BANKS -- 3.9%
$  7,895    Federal Home Loan Bank (Aaa Moody's)
              5.375% due 02/15/06.............................  $  8,260
                                                                --------

            Total corporate notes.............................  $  8,260
                                                                ========

U.S. TREASURIES & FEDERAL AGENCIES -- 90.3%
            FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 10.7%
$ 17,000    6.50% due 07/01/32................................  $ 17,335
   5,225    7.00% due 05/01/16 -- 02/01/31....................     5,484
                                                                --------

                                                                  22,819
                                                                --------

            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 16.2%
   1,997    5.50% due 08/01/15................................     2,029
   1,633    5.89% due 12/01/08................................     1,698
   6,720    5.95% due 01/01/09................................     6,996
  10,451    6.00% due 09/01/13 -- 06/01/31....................    10,565
     962    6.01% due 02/01/09................................     1,004
   1,845    6.20% due 01/01/06................................     1,947
     745    6.36% due 04/01/08................................       789
   4,173    6.50% due 05/01/13 -- 04/01/24....................     4,344
   2,462    6.52% due 01/01/08................................     2,625
   1,250    6.63% due 10/01/05................................     1,331
     @@0    7.00% due 07/01/11................................         0
     916    7.50% due 06/01/23................................       969
      54    8.50% due 04/01/17................................        58
      32    9.00% due 08/01/20 -- 09/01/21....................        35
     208    9.75% due 07/01/20................................       231
                                                                --------

                                                                  34,621
                                                                --------

            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 18.8%
  17,971    6.50% due 03/15/31 -- 05/15/32....................    18,373
  18,484    7.00% due 05/15/28 -- 12/15/31....................    19,225
   2,272    7.50% due 07/15/27................................     2,408
      99    9.50% due 12/15/18 -- 12/15/20....................       111
                                                                --------

                                                                  40,117
                                                                --------

            U.S. GOVERNMENT AGENCIES -- 8.6%
   2,200    Tennessee Valley Authority (Aa1 Moody's)
              5.375% due 11/13/08.............................     2,261
  15,000    Tennessee Valley Authority (Aaa Moody's)
              6.375% due 06/15/05.............................    16,117
                                                                --------

                                                                  18,378
                                                                --------

            U.S. TREASURY BONDS -- 2.1%
   2,000    10.375 due 11/15/12...............................     2,571
   1,750    6.00% due 08/15/09................................     1,901
                                                                --------

                                                                   4,472
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
            U.S. TREASURY INFLATION-INDEXED SECURITIES -- 3.0%
$  5,878    4.25% due 01/15/10................................  $  6,378
                                                                --------

            U.S. TREASURY NOTES -- 30.9%
  +7,000    3.25% due 05/31/04................................     7,054
 +21,700    4.375% due 05/15/07...............................    21,998
 +10,000    4.875% due 02/15/12...............................    10,038
   3,300    5.75% due 11/15/05................................     3,522
 +19,000    5.875% due 11/15/04...............................    20,193
   2,750    6.00% due 08/15/04................................     2,922
                                                                --------
                                                                  65,727
                                                                --------
            Total U.S. treasuries & federal agencies..........  $192,512
                                                                ========

SHORT-TERM SECURITIES -- 10.6%
            REPURCHASE AGREEMENT -- 3.6%
$  7,657    Joint Repurchase Agreement
              (See Note 2(d))
              1.905% due 07/01/02.............................  $  7,657
                                                                --------

            U.S. TREASURY BILLS -- 7.0%
   6,180    1.68% due 07/11/02................................     6,177
   8,820    1.70% due 07/11/02................................     8,816
                                                                --------
                                                                  14,993
                                                                --------
            Total short-term securities.......................  $ 22,650
                                                                ========


DIVERSIFICATION OF NET ASSETS:
Total collaterized mortgage obligations
  (cost $5,158)..........................     2.4%  $  5,171
Total corporate notes (cost $8,093)......     3.9      8,260
Total U.S. treasuries & federal agencies
  (cost $187,169)........................    90.3    192,512
Total short-term securities (cost
  $22,650)...............................    10.6     22,650
                                           ------   --------
Total investment in securities (total
  cost $223,070).........................   107.2    228,593
Cash, receivables and other assets.......     1.0      1,926
Securities lending collateral (See Note
  2(i))..................................    15.4     32,909
Payable for securities purchased.........    (8.1)   (17,218)
Payable for Fund shares redeemed.........    (0.1)      (111)
Securities lending collateral payable to
  brokers
  (See Note 2(i))........................   (15.4)   (32,909)
Other liabilities........................     0.0        (35)
                                           ------   --------
Net assets...............................   100.0%  $213,155
                                           ======   ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                   MARKET
                                                   VALUE
                                                  --------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.010 per share;
  200,000 shares authorized; 19,944 shares
  outstanding...................................  $    199
Capital surplus.................................   220,004
Accumulated undistributed net investment
  income........................................     4,458
Accumulated undistributed net realized loss
  on investments................................   (17,029)
Unrealized appreciation of investments..........     5,523
                                                  --------

Net assets......................................  $213,155
                                                  ========



Class IA
  Net asset value per share ($208,091 / 19,470
    shares
    outstanding) (187,500 shares authorized)......  $10.69
                                                    ======
Class IB
  Net asset value per share ($5,064 / 474 shares
    outstanding) (12,500 shares authorized).......  $10.69
                                                    ======


    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
COMMERCIAL PAPER -- 27.9%
$  20,000   Abbey National North America
              2.09% due 11/04/02..............................  $   19,854
   15,000   Bradford & Bingley Building PLC
              1.96% due 08/02/02..............................      14,974
   21,000   Cargill, Inc.
              1.92% due 08/12/02..............................      20,953
   10,000   Caterpillar Financial Services, Inc.
              1.91% due 07/11/02..............................       9,995
    3,000   Caterpillar Financial Services, Inc.
              1.94% due 08/06/02..............................       2,994
   21,000   Diageo Capital PLC
              2.86% due 03/18/03..............................      20,566
   50,000   Federal Home Loan Bank
              1.76% due 07/31/02..............................      49,927
   30,000   Federal National Mortgage Association
              1.76% due 07/17/02..............................      29,977
   21,500   Federal National Mortgage Association
              1.88% due 08/07/02..............................      21,458
   17,100   Freddie Mac
              1.715% due 08/09/02.............................      17,068
   20,900   Freddie Mac
              1.715% due 08/15/02.............................      20,855
   22,000   Freddie Mac
              1.87% due 08/02/02..............................      21,963
   31,500   Gannett Co., Inc.
              1.77% due 07/08/02..............................      31,489
   15,000   Goldman Sachs Group, Inc. (The)
              1.92% due 08/13/02..............................      14,966
   15,500   Goldman Sachs Group, Inc. (The)
              1.94% due 08/05/02..............................      15,471
   34,000   Halifax PLC
              1.84% due 07/25/02..............................      33,958
   43,000   Johnson & Johnson
              1.77% due 07/18/02..............................      42,964
   22,000   Lehman Brothers Holdings, Inc.
              1.91% due 07/12/02..............................      21,987
   32,000   Lehman Brothers Holdings, Inc.
              2.01% due 08/21/02..............................      31,909
   23,000   Nationwide Building Society
              1.94% due 08/09/02..............................      22,952
   25,000   Nestle Capital Corp.
              1.93% due 08/07/02..............................      24,950
   22,000   Nordea North America, Inc.
              2.53% due 12/11/02..............................      21,748
   21,000   Svenska Handelsbanken, Inc.
              2.23% due 09/25/02..............................      20,888
   15,000   Swedbank
              2.04% due 09/30/02..............................      14,923
   28,000   Swedbank
              2.53% due 12/13/02..............................      27,675
   20,000   UBS Finance (Deleware), Inc.
              2.07% due 09/04/02..............................      19,925
   32,000   Washington Post Co.
              1.92% due 08/06/02..............................      31,939
                                                                ----------

                                                                   628,328
                                                                ----------

            Total commercial paper............................  $  628,328
                                                                ==========


PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
CORPORATE NOTES -- 59.1%
$  30,000   Abbey National North America
              1.78% due 08/19/02..............................  $   29,927
    9,000   Abbott Laboratories
              1.75% due 08/02/02..............................       8,986
   44,750   Abbott Laboratories
              1.76% due 07/10/02..............................      44,730
   50,000   American Express Credit Corp.
              1.75% due 08/27/02..............................      49,861
   40,000   Bradford & Bingley Building PLC
              1.93% due 10/17/02..............................      39,768
   36,000   Bristol-Myers Squibb Co.
              1.75% due 07/29/02..............................      35,951
   10,000   Caterpillar Financial Services, Inc.
              1.75% due 08/19/02..............................       9,976
   27,000   Caterpillar Financial Services, Inc.
              1.78% due 07/22/02..............................      26,972
    7,000   Coca-Cola Co. (The)
              1.75% due 07/08/02..............................       6,998
   25,000   Emerson Electric Co.
              1.76% due 08/23/02..............................      24,935
   22,000   Gannett Co., Inc.
              1.77% due 08/20/02..............................      21,946
   21,500   General Electric Capital Corp.
              5.375% due 01/15/03.............................      21,838
   32,000   General Electric Capital Corp.
              7.00% due 02/03/03..............................      32,781
   15,000   Gillette Co. (The)
              1.75% due 09/06/02..............................      14,951
   20,000   Goldman Sachs Group, Inc. (The)
              2.053% due 11/21/02.............................      20,012
    3,000   Goldman Sachs Group, Inc. (The)
              2.083% due 08/21/02.............................       3,001
   11,500   Halifax PLC
              1.79% due 07/03/02..............................      11,499
  @27,000   Honda Motor Corp.
              2.015% due 01/13/03.............................      27,005
  @23,000   Honda Motor Corp.
              2.04% due 10/09/02..............................      23,000
   40,000   International Lease Finance
              1.81% due 08/14/02..............................      39,912
   10,000   Johnson & Johnson
              1.77% due 08/14/02..............................       9,978
   41,500   Key Bank N.A.
              2.00% due 02/07/03..............................      41,533
   29,000   Merrill Lynch & Co., Inc.
              2.079% due 10/21/02.............................      29,020
   32,000   Morgan (J.P.) Chase & Co.
              2.006% due 03/06/03.............................      32,032
   17,000   Morgan (J.P.) Chase & Co.
              2.02% due 02/20/03..............................      17,019

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
$  10,000   Morgan (J.P.) Chase & Co., Inc.
              2.046% due 01/30/03.............................  $   10,010
   13,000   Morgan Stanley Dean Witter & Co.
              2.06% due 10/15/02..............................      13,005
   40,000   Morgan Stanley Dean Witter & Co.
              2.103% due 02/21/03.............................      40,069
  @20,000   Nationwide Building Society
              1.84% due 02/14/03..............................      20,000
   28,000   Nordea North America, Inc.
              1.78% due 07/08/02..............................      27,990
   25,000   Old Line Funding Corp.
              1.78% due 07/02/02..............................      24,999
   21,000   Old Line Funding Corp.
              1.79% due 08/15/02..............................      20,953
   10,000   Pfizer, Inc.
              1.75% due 07/24/02..............................       9,989
   42,000   Province of Quebec
              1.92% due 11/01/02..............................      41,724
  @32,000   SBC Communications, Inc.
              1.857% due 03/14/03.............................      32,000
    6,000   Salomon Smith Barney Holdings
              2.08% due 07/24/02..............................       6,001
   54,000   Salomon Smith Barney Holdings
              1.78% due 09/16/02..............................      53,795
    9,000   Sara Lee Corp.
              1.82% due 07/25/02..............................       8,989
   10,000   Sara Lee Corp.
              1.83% due 07/24/02..............................       9,988
   14,000   Sara Lee Corp.
              1.83% due 07/29/02..............................      13,980
   60,000   State Street Corp.
              1.76% due 09/03/02..............................      59,812
   20,000   Svenska Handelsbanken, Inc.
              1.77% due 08/29/02..............................      19,942
   30,000   Toronto-Dominion Holdings Corp.
              1.82% due 10/07/02..............................      29,851
   43,000   Toyota Motor Credit Corp.
            1.92% due 10/11/02................................      42,998
   21,000   US Bancorp
              2.113% due 11/01/02.............................      21,018
   43,000   Unilever
              2.06% due 10/24/02..............................      43,019
   49,000   Wal-Mart Stores
              1.75% due 07/23/02..............................      48,948
   17,000   Washington Post Co.
              1.78% due 09/09/02..............................      16,941
   12,000   Wells Fargo & Co.
              1.77% due 07/22/02..............................      11,988
   42,000   Wells Fargo & Co.
              1.77% due 08/26/02..............................      41,884
   15,500   Wyeth
              1.88% due 07/16/02..............................      15,488
   21,000   Wyeth
              1.90% due 07/15/02..............................      20,984
                                                                ----------

                                                                 1,329,996
                                                                ----------

            Total corporate notes.............................  $1,329,996
                                                                ==========

REPURCHASE AGREEMENT -- 7.8%
$ 175,923   Joint Repurchase Agreement
              (See Note 2(d))
              1.905% due 07/01/02.............................  $  175,923
                                                                ----------

            Total repurchase agreement........................  $  175,923
                                                                ==========



DIVERSIFICATION OF NET ASSETS:
Total commercial paper (cost $628,328)......................    27.9%  $  628,328
Total corporate notes (cost $1,329,996).....................    59.1    1,329,996
Total short-term securities (cost $175,923).................     7.8      175,923
                                                              ------   ----------

Total investment in securities
  (total cost $2,134,247)...................................    94.8    2,134,247
Cash, receivables and other assets..........................     5.3      119,298
Payable for fund shares redeemed............................     0.0         (428)
Dividends payable...........................................    (0.1)      (2,399)
Other liabilities...........................................     0.0          (24)
                                                              ------   ----------

Net assets..................................................   100.0%  $2,250,694
                                                              ======   ==========



SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share; 4,000,000 shares
  authorized; 2,250,694 shares outstanding..................  $  225,068
Capital surplus.............................................   2,025,626
                                                              ----------
Net assets..................................................  $2,250,694
                                                              ==========


Class IA
  Shares of beneficial interest outstanding, $0.10 par value
    3,000,000 shares authorized   (Net assets $2,053,113)...  2,053,113
                                                              =========
  Net asset value...........................................      $1.00
                                                              ---------
                                                              ---------
Class IB
  Shares of beneficial interest outstanding, $0.10 par value
    1,000,000 shares authorized   (Net assets $197,581).....    197,581
                                                              =========
                                                                  $1.00
                                                              ---------
                                                              ---------


    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of these securities amounted to $102,005 or 4.5% of net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF OPERATIONS
 FOR THE PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                          HARTFORD           HARTFORD            HARTFORD            HARTFORD
                                                          SMALLCAP            GROWTH              CAPITAL           LARGE CAP
                                                           GROWTH          OPPORTUNITIES       OPPORTUNITIES          GROWTH
                                                        HLS FUND (A)       HLS FUND (B)        HLS FUND (C)        HLS FUND (D)
                                                        ------------       -------------       -------------       ------------
INVESTMENT INCOME:
  Dividends...........................................    $    351           $   1,333            $    99            $    270
  Interest............................................          62                 111                 15                   2
  Securities lending..................................          --                  15                 --                  --
  Less: Foreign tax withheld..........................          --                  --                 --                  (5)
                                                          --------           ---------            -------            --------
    Total investment income (loss), net...............         413               1,459                114                 267
                                                          --------           ---------            -------            --------
EXPENSES:
  Investment advisory fees............................         797               2,116                103                 342
  Administrative services fees........................          --                  --                 --                  --
  Accounting services.................................          --                  --                 --                  --
  Custodian fees, gross...............................          16                  22                 21                   4
  Board of Directors fees.............................           9                  27                  1                   3
  Distribution Fees -- Class IB.......................          --                  --                 --                  --
  Other expenses......................................          42                 126                  8                  19
                                                          --------           ---------            -------            --------
    Total expenses, (before waivers and offsets)......         864               2,291                133                 368
  Custodian fees offset...............................                                                  1                  --
  Distribution Fees -- Class IB waived................          --                  --                 --                  --
                                                          --------           ---------            -------            --------
    Total expenses net................................         864               2,291                132                 368
                                                          --------           ---------            -------            --------
  Net investment income (loss)........................        (451)               (832)               (18)               (101)
                                                          --------           ---------            -------            --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on security transactions...      (2,348)            (23,197)              (961)             (7,660)
  Net realized gain (loss) on futures contracts.......         (32)                 --                 --                  --
  Net realized gain (loss) on forward foreign currency
    contracts.........................................          --                  --                 --                  --
  Net realized gain (loss) on option contracts........          --                  --                 --                  --
  Net realized gain (loss) on foreign currency
    transactions......................................          --                  --                  1                  --
  Net unrealized appreciation (depreciation) of
    investments.......................................     (45,801)           (107,088)            (3,979)            (10,182)
  Net unrealized appreciation (depreciation) of
    futures contracts.................................          76                  --                 --                  --
  Net unrealized appreciation (depreciation) of
    forward foreign currency contracts................          --                  --                 --                  --
  Net unrealized appreciation (depreciation) on
    translation of other assets and liabilities in
    foreign currencies................................          --                  --                 --                  --
  Net unrealized appreciation (depreciation) of option
    contracts.........................................          --                  --                 --                  --
                                                          --------           ---------            -------            --------
  Net realized and unrealized gain (loss) on
    investments.......................................     (48,105)           (130,285)            (4,939)            (17,842)
                                                          --------           ---------            -------            --------
  Net increase (decrease) in net assets resulting from
    operations........................................    $(48,556)          $(131,117)           $(4,957)           $(17,943)
                                                          ========           =========            =======            ========

(a) Formerly Fortis Aggressive Growth Series.
(b) Formerly Fortis Growth Stock Series.
(c)  Formerly Fortis Capital Opportunities Series.
(d) Formerly Fortis Large Cap Growth Series.
(e)  Formerly Fortis Mid Cap Stock Series.
(f)  Formerly Fortis Investor Growth Series.
(g) Formerly Fortis Blue Chip Stock Series II.
(h) Formerly Fortis Blue Chip Stock Series.
(i)  Formerly Fortis Value Series.
(j)  Formerly Fortis Small Cap Value Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                                                      HARTFORD
      HARTFORD          HARTFORD            HARTFORD           HARTFORD            HARTFORD            HARTFORD        GLOBAL
    MID CAP STOCK   INVESTORS GROWTH   BLUE CHIP STOCK II   BLUE CHIP STOCK   VALUE OPPORTUNITIES   SMALL CAP VALUE   LEADERS
    HLS FUND (E)      HLS FUND (F)        HLS FUND (G)       HLS FUND (H)        HLS FUND (I)        HLS FUND (J)     HLS FUND
    -------------   ----------------   ------------------   ---------------   -------------------   ---------------   --------
       $   249          $    61             $    97            $    961            $    798             $   721       $  6,280
            13                8                   8                  14                  20                  74           (125)
             1               --                  --                  --                   5                   1            399
            (1)              --                  --                  (5)                (34)                 --           (432)
       -------          -------             -------            --------            --------             -------       --------
           262               69                 105                 970                 789                 796          6,122
       -------          -------             -------            --------            --------             -------       --------
           228               81                  99                 958                 414                 505          1,625
            --               --                  --                  --                  --                  --            606
            --               --                  --                  --                  --                  --             61
             9               37                   8                  13                   8                  10             78
             1                1                   1                   9                   4                   2              2
            --               --                  --                  --                  --                  --             64
            15                9                   8                  41                  23                  18             37
       -------          -------             -------            --------            --------             -------       --------
           253              128                 116               1,021                 449                 535          2,473
            --               --                  --                  --                  --                  --             --
            --               --                  --                  --                  --                  --             12
       -------          -------             -------            --------            --------             -------       --------
           253              128                 116               1,021                 449                 535          2,461
       -------          -------             -------            --------            --------             -------       --------
             9              (59)                (11)                (51)                340                 261          3,661
       -------          -------             -------            --------            --------             -------       --------
        (1,065)          (1,144)             (2,617)             (2,882)             (8,550)              2,672        (19,100)
           (66)              --                 (64)                 --                  --                  --             --
            --               (1)                 --                  --                  --                  --             64
            --               --                  --                  --                  --                  --             --
            --               --                  --                  --                   5                  --            (15)
           132           (2,358)             (1,180)            (36,555)            (13,771)             (1,546)       (39,325)
            --               --                   6                  --                  --                  --             --
            --               --                  --                  --                  --                  --             22
            --               --                  --                  --                   1                  --            113
            --               --                  --                  --                  --                  --             --
       -------          -------             -------            --------            --------             -------       --------
          (999)          (3,503)             (3,855)            (39,437)            (22,315)              1,126        (58,241)
       -------          -------             -------            --------            --------             -------       --------
       $  (990)         $(3,562)            $(3,866)           $(39,488)           $(21,975)            $ 1,387       $(54,580)
       =======          =======             =======            ========            ========             =======       ========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD        HARTFORD                         HARTFORD
                                                              INTERNATIONAL    GROWTH AND       HARTFORD         AMERICAN
                                                                  STOCK          INCOME          INDEX           LEADERS
                                                              HLS FUND (A)      HLS FUND     HLS FUND, INC.    HLS FUND (B)
                                                              -------------    ----------    --------------    ------------
INVESTMENT INCOME:
  Dividends.................................................     $ 1,656       $   3,216       $  14,725         $   170
  Interest..................................................          15             118             196               5
  Securities lending........................................         104              12              53              --
  Less: Foreign tax withheld................................        (188)              1             (85)             --
                                                                 -------       ---------       ---------         -------
    Total investment income (loss), net.....................       1,587           3,347          14,889             175
                                                                 -------       ---------       ---------         -------
EXPENSES:
  Investment advisory fees..................................         442           1,401           2,019              80
  Administrative services fees..............................          --             514           2,019              --
  Accounting services.......................................          --              51             202              --
  Custodian fees, gross.....................................          31               4              13               4
  Board of Directors fees...................................           4               1               6              --
  Distribution Fees -- Class IB.............................          --              63              65              --
  Other expenses............................................          24              28             118               8
                                                                 -------       ---------       ---------         -------
    Total expenses, (before waivers and offsets)............         501           2,062           4,442              92
  Custodian fees offset.....................................          --              --              --              --
  Distribution Fees -- Class IB waived......................          --              11              12              --
                                                                 -------       ---------       ---------         -------
    Total expenses net......................................         501           2,051           4,430              92
                                                                 -------       ---------       ---------         -------
  Net investment income (loss)..............................       1,086           1,296          10,459              83
                                                                 -------       ---------       ---------         -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on security transactions.........      (5,384)        (61,148)            938             180
  Net realized gain (loss) on futures contracts.............          --          (1,445)         (2,601)             --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................         (49)             --              --              --
  Net realized gain (loss) on option contracts..............          --              --              --              --
  Net realized gain (loss) on foreign currency
    transactions............................................         (14)             --               5              --
  Net unrealized appreciation (depreciation) of
    investments.............................................       6,467         (38,329)       (300,958)         (1,883)
  Net unrealized appreciation (depreciation) of futures
    contracts...............................................          --            (293)            101              --
  Net unrealized appreciation (depreciation) of forward
    foreign currency contracts..............................          --              --              --              --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...          11              --              --              --
  Net unrealized appreciation (depreciation) of option
    contracts...............................................          --              --              --              --
                                                                 -------       ---------       ---------         -------
  Net realized and unrealized gain (loss) on investments....       1,031        (101,215)       (302,515)         (1,703)
                                                                 -------       ---------       ---------         -------
  Net increase (decrease) in net assets resulting from
    operations..............................................     $ 2,117       $ (99,919)      $(292,056)        $(1,620)
                                                                 =======       =========       =========         =======

(a) Formerly Fortis International Stock Series.
(b) Formerly Fortis American Leaders Series.
(c) Formerly Fortis Global Equity Series.
(d) Formerly Fortis International Stock Series II.
(e) Formerly Fortis Multi-Sector Bond Series.
(f) Formerly Fortis U.S. Government Securities Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                      HARTFORD                                                                            HARTFORD
      HARTFORD      INTERNATIONAL      HARTFORD       HARTFORD        HARTFORD           HARTFORD      U.S. GOVERNMENT
    GLOBAL EQUITY     STOCK II         ADVISERS      HIGH YIELD   MULTI-SECTOR BOND        BOND          SECURITIES
    HLS FUND (C)    HLS FUND (D)    HLS FUND, INC.    HLS FUND      HLS FUND (E)      HLS FUND, INC.    HLS FUND (F)
    -------------   -------------   --------------   ----------   -----------------   --------------   ---------------
        $ 123          $   448       $    52,095      $     38         $   --           $      202         $   --
            2                6           121,614         9,715          1,065               55,620          4,904
           --               16             1,825            47             --                  366              2
          (13)             (48)               --            (5)            --                 (118)            --
        -----          -------       -----------      --------         ------           ----------         ------
          112              422           175,534         9,795          1,065               56,070          4,906
        -----          -------       -----------      --------         ------           ----------         ------
           64              147            25,985           529            115                2,448            411
           --               --            12,024           184             --                1,785             --
           --               --             1,202            18             --                  178             --
           18               15                 4             3              4                   15              4
           --                1                32            --              1                    4              6
           --               --               713            37             --                  228             --
            7               14               663             7             11                   89             27
        -----          -------       -----------      --------         ------           ----------         ------
           89              177            40,623           778            131                4,747            448
           --               --                (6)            1             --                    6             --
           --               --               129             7             --                   39             --
        -----          -------       -----------      --------         ------           ----------         ------
           89              177            40,500           770            131                4,702            448
        -----          -------       -----------      --------         ------           ----------         ------
           23              245           135,034         9,025            934               51,368          4,458
        -----          -------       -----------      --------         ------           ----------         ------
         (411)          (1,833)         (157,686)       (3,689)          (697)              10,862          1,970
           --               --                --            --             --                   --             --
            3                5                --            43              2                  203             --
           --               --                --            --             --                   --             --
           (2)              18                --            81             (3)                 (64)            --
         (112)             722        (1,226,129)      (21,466)          (231)             (18,737)           877
           --               --                --            --             --                 (103)            --
            5                3                --            48              1                  402             --
           --               --                --            --             --                   --             --
        -----          -------       -----------      --------         ------           ----------         ------
         (517)          (1,085)       (1,383,815)      (24,983)          (928)              (7,437)         2,847
        -----          -------       -----------      --------         ------           ----------         ------
        $(494)         $  (840)      $(1,248,781)     $(15,958)        $    6           $   43,931         $7,305
        =====          =======       ===========      ========         ======           ==========         ======


        HARTFORD
      MONEY MARKET
     HLS FUND, INC.
     --------------
        $    --
         21,221
             --
             --
        -------
         21,221
        -------
          2,513
          2,010
            201
              1
              4
            186
            106
        -------
          5,021
             --
             37
        -------
          4,984
        -------
         16,237
        -------
             80
             --
             --
             --
             --
             --
             --
             --
             --
        -------
             80
        -------
        $16,317
        =======

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                          HARTFORD           HARTFORD            HARTFORD            HARTFORD
                                                          SMALLCAP            GROWTH              CAPITAL           LARGE CAP
                                                           GROWTH          OPPORTUNITIES       OPPORTUNITIES          GROWTH
                                                        HLS FUND (A)       HLS FUND (B)        HLS FUND (C)        HLS FUND (D)
                                                        ------------       -------------       -------------       ------------
OPERATIONS:
  Net investment income (loss)........................    $   (451)          $    (832)           $   (18)           $   (101)
  Net realized gain (loss) on investments.............      (2,380)            (23,197)              (960)             (7,660)
  Net unrealized appreciation (depreciation) of
    investments.......................................     (45,725)           (107,088)            (3,979)            (10,182)
                                                          --------           ---------            -------            --------
  Net increase (decrease) in net assets resulting from
    operations........................................     (48,556)           (131,117)            (4,957)            (17,943)
                                                          --------           ---------            -------            --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA..........................................          --                  --                 --                  --
    Class IB..........................................          --                  --                 --                  --
  From net realized gain on investments
    Class IA..........................................          --                  --                 --                  --
    Class IB..........................................          --                  --                 --                  --
                                                          --------           ---------            -------            --------
    Total distributions...............................          --                  --                 --                  --
                                                          --------           ---------            -------            --------
CAPITAL SHARE TRANSACTIONS:
    Class IA..........................................     (11,430)            (38,881)             1,400              (3,970)
    Class IB..........................................         359                 256                 --                  --
                                                          --------           ---------            -------            --------
  Net increase (decrease) from capital share
    transactions......................................     (11,071)            (38,625)             1,400              (3,970)
                                                          --------           ---------            -------            --------
  Net increase (decrease) in net assets...............     (59,627)           (169,742)            (3,557)            (21,913)
NET ASSETS:
  Beginning of period.................................     272,272             755,068             23,514              86,475
                                                          --------           ---------            -------            --------
  End of period.......................................    $212,645           $ 585,326            $19,957            $ 64,562
                                                          ========           =========            =======            ========
  Accumulated undistributed net investment income
    (loss)............................................    $   (451)          $    (832)           $   (18)           $   (101)
                                                          ========           =========            =======            ========

(a) Formerly Fortis Aggressive Growth Series.
(b) Formerly Fortis Growth Stock Series.
(c) Formerly Fortis Capital Opportunities Series.
(d) Formerly Fortis Large Cap Growth Series.
(e) Formerly Fortis Mid Cap Stock Series.
(f) Formerly Fortis Investor Growth Series.
(g) Formerly Fortis Blue Chip Stock Series II.
(h) Formerly Fortis Blue Chip Stock Series.
(i) Formerly Fortis Value Series.
(j) Formerly Fortis Small Cap Value Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                HARTFORD                        HARTFORD
      HARTFORD          HARTFORD            HARTFORD           HARTFORD           VALUE          HARTFORD        GLOBAL
    MID CAP STOCK   INVESTORS GROWTH   BLUE CHIP STOCK II   BLUE CHIP STOCK   OPPORTUNITIES   SMALL CAP VALUE   LEADERS
    HLS FUND (E)      HLS FUND (F)        HLS FUND (G)       HLS FUND (H)     HLS FUND (I)     HLS FUND (J)     HLS FUND
    -------------   ----------------   ------------------   ---------------   -------------   ---------------   --------
       $     9          $   (59)            $   (11)           $    (51)        $    340         $    261       $  3,661
        (1,131)          (1,145)             (2,681)             (2,882)          (8,545)           2,672        (19,051)
           132           (2,358)             (1,174)            (36,555)         (13,770)          (1,546)       (39,190)
       -------          -------             -------            --------         --------         --------       --------
          (990)          (3,562)             (3,866)            (39,488)         (21,975)           1,387        (54,580)
       -------          -------             -------            --------         --------         --------       --------
            --               --                  --                  --             (821)            (816)          (379)
            --               --                  --                  --               --               --            (20)
            --               --                  --                  --           (2,397)         (10,698)            --
            --               --                  --                  --               --               --             --
       -------          -------             -------            --------         --------         --------       --------
            --               --                  --                  --           (3,218)         (11,514)          (399)
       -------          -------             -------            --------         --------         --------       --------
         6,715            1,182               1,356             (11,145)            (400)          18,638        242,519
            --               --                  --                  --              189               --          7,669
       -------          -------             -------            --------         --------         --------       --------
         6,715            1,182               1,356             (11,145)            (211)          18,638        250,188
       -------          -------             -------            --------         --------         --------       --------
         5,725           (2,380)             (2,510)            (50,633)         (25,404)           8,511        195,209
        46,758           18,615              21,286             239,597          130,567          108,672        534,017
       -------          -------             -------            --------         --------         --------       --------
       $52,483          $16,235             $18,776            $188,964         $105,163         $117,183       $729,226
       =======          =======             =======            ========         ========         ========       ========
       $     9          $   (59)            $   (11)           $    (51)        $    340         $    261       $  3,650
       =======          =======             =======            ========         ========         ========       ========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                            HARTFORD           HARTFORD                               HARTFORD
                                                          INTERNATIONAL       GROWTH AND          HARTFORD            AMERICAN
                                                              STOCK             INCOME             INDEX              LEADERS
                                                          HLS FUND (A)         HLS FUND        HLS FUND, INC.       HLS FUND (B)
                                                          -------------       ----------       --------------       ------------
OPERATIONS:
  Net investment income (loss)..........................    $  1,086           $  1,296          $   10,459           $    83
  Net realized gain (loss) on investments...............      (5,447)           (62,593)             (1,658)              180
  Net unrealized appreciation (depreciation) of
    investments.........................................       6,478            (38,622)           (300,857)           (1,883)
                                                            --------           --------          ----------           -------
  Net increase (decrease) in net assets resulting from
    operations..........................................       2,117            (99,919)           (292,056)           (1,620)
                                                            --------           --------          ----------           -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA............................................        (905)            (2,112)             (1,256)              (99)
    Class IB............................................          --               (143)                (31)               --
  From net realized gain on investments
    Class IA............................................          --                 --             (71,573)               --
    Class IB............................................          --                 --              (2,010)               --
                                                            --------           --------          ----------           -------
    Total distributions.................................        (905)            (2,255)            (74,870)              (99)
                                                            --------           --------          ----------           -------
CAPITAL SHARE TRANSACTIONS:
    Class IA............................................      (5,059)           207,729             295,125               696
    Class IB............................................          --             13,013              17,794                --
                                                            --------           --------          ----------           -------
  Net increase (decrease) from capital share
    transactions........................................      (5,059)           220,742             312,919               696
                                                            --------           --------          ----------           -------
  Net increase (decrease) in net assets.................      (3,847)           118,568             (54,007)           (1,023)
NET ASSETS:
  Beginning of period...................................     105,313            462,612           2,022,417            17,529
                                                            --------           --------          ----------           -------
  End of period.........................................    $101,466           $581,180          $1,968,410           $16,506
                                                            ========           ========          ==========           =======
  Accumulated undistributed net investment income
    (loss)..............................................    $  1,086           $  1,296          $   10,459           $    83
                                                            ========           ========          ==========           =======

(a) Formerly Fortis International Stock Series.
(b) Formerly Fortis American Leaders Series.
(c) Formerly Fortis Global Equity Series.
(d) Formerly Fortis International Stock Series II.
(e) Formerly Fortis Multi-Sector Bond Series.
(f) Formerly Fortis U.S. Government Securities Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                      HARTFORD                                      HARTFORD                         HARTFORD
      HARTFORD      INTERNATIONAL      HARTFORD       HARTFORD    MULTI-SECTOR                    U.S. GOVERNMENT      HARTFORD
    GLOBAL EQUITY     STOCK II         ADVISERS      HIGH YIELD       BOND       HARTFORD BOND      SECURITIES       MONEY MARKET
    HLS FUND (C)    HLS FUND (D)    HLS FUND, INC.    HLS FUND    HLS FUND (E)   HLS FUND, INC.    HLS FUND (F)     HLS FUND, INC.
    -------------   -------------   --------------   ----------   ------------   --------------   ---------------   --------------
       $    23         $   245       $   135,034      $  9,025      $   934        $   51,368        $  4,458         $   16,237
          (410)         (1,810)         (157,686)       (3,565)        (698)           11,001           1,970                 80
          (107)            725        (1,226,129)      (21,418)        (230)          (18,438)            877                 --
       -------         -------       -----------      --------      -------        ----------        --------         ----------
          (494)           (840)       (1,248,781)      (15,958)           6            43,931           7,305             16,317
       -------         -------       -----------      --------      -------        ----------        --------         ----------
            --            (126)         (207,678)       (9,980)      (1,809)          (71,918)         (8,732)           (15,112)
            --              --           (10,878)       (1,721)          --            (9,028)             --             (1,205)
            --              --                --            --           --           (21,013)             --                 --
            --              --                --            --           --            (2,682)             --                 --
       -------         -------       -----------      --------      -------        ----------        --------         ----------
            --            (126)         (218,556)      (11,701)      (1,809)         (104,641)         (8,732)           (16,317)
       -------         -------       -----------      --------      -------        ----------        --------         ----------
         1,219          (1,669)          324,621        79,910        1,678           281,587          35,197            185,592
            --              --           146,764         9,540           --            83,265           5,052             45,453
       -------         -------       -----------      --------      -------        ----------        --------         ----------
         1,219          (1,669)          471,385        89,450        1,678           364,852          40,249            231,045
       -------         -------       -----------      --------      -------        ----------        --------         ----------
           725          (2,635)         (995,952)       61,791         (125)          304,142          38,822            231,045
        12,461          33,520        12,357,769       152,945       30,648         1,701,952         174,333          2,019,649
       -------         -------       -----------      --------      -------        ----------        --------         ----------
       $13,186         $30,885       $11,361,817      $214,736      $30,523        $2,006,094        $213,155         $2,250,694
       =======         =======       ===========      ========      =======        ==========        ========         ==========
       $    23         $   245       $   135,034      $  9,007      $   934        $   51,273        $  4,458         $       --
       =======         =======       ===========      ========      =======        ==========        ========         ==========

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE PERIOD ENDED DECEMBER 31, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD       HARTFORD        HARTFORD        HARTFORD
                                                                SMALLCAP        GROWTH          CAPITAL       LARGE CAP
                                                                 GROWTH      OPPORTUNITIES   OPPORTUNITIES      GROWTH
                                                              HLS FUND (A)   HLS FUND (B)    HLS FUND (C)    HLS FUND (D)
                                                              ------------   -------------   -------------   ------------
OPERATIONS:
  Net investment income (loss)..............................    $    (45)     $      (89)       $   (39)       $    (97)
  Net realized gain (loss) on investments...................     (79,263)        (80,614)        (6,262)        (22,927)
  Net unrealized appreciation (depreciation) of
    investments.............................................       7,335        (161,095)           426           7,025
                                                                --------      ----------        -------        --------
  Net increase (decrease) in net assets resulting from
    operations..............................................     (71,973)       (241,798)        (5,875)        (15,999)
                                                                --------      ----------        -------        --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................         (44)             --             --              --
    Class IB................................................          --              --             --              --
  Tax return of capital
    Class IA................................................          --              --             --              --
    Class IB................................................          --              --             --              --
  From net realized gain on investments
    Class IA................................................     (34,602)       (218,095)            --              --
    Class IB................................................          --              --             --              --
                                                                --------      ----------        -------        --------
    Total distributions.....................................     (34,646)       (218,095)            --              --
                                                                --------      ----------        -------        --------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................      26,276         151,955         13,227           3,660
    Class IB................................................          --              --             --              --
                                                                --------      ----------        -------        --------
  Net increase (decrease) from capital share transactions...      26,276         151,955         13,227           3,660
                                                                --------      ----------        -------        --------
  Net increase (decrease) in net assets.....................     (80,343)       (307,938)         7,352         (12,339)
NET ASSETS:
  Beginning of period.......................................     352,615       1,063,005         16,162          98,814
                                                                --------      ----------        -------        --------
  End of period.............................................    $272,272      $  755,068        $23,514        $ 86,475
                                                                ========      ==========        =======        ========
  Accumulated undistributed net investment income (loss)....    $     --      $       --        $    --        $     --
                                                                ========      ==========        =======        ========

(a) Formerly Fortis Aggressive Growth Series.
(b) Formerly Fortis Growth Stock Series.
(c) Formerly Fortis Capital Opportunities Series.
(d) Formerly Fortis Large Cap Growth Series.
(e) Formerly Fortis Mid Cap Stock Series.
(f) Formerly Fortis Investor Growth Series.
(g) Formerly Fortis Blue Chip Stock Series II.
(h) Formerly Fortis Blue Chip Stock Series.
(i) Formerly Fortis Value Series.
(j) Formerly Fortis Small Cap Value Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      HARTFORD       HARTFORD                                                                                    HARTFORD
      MID CAP       INVESTORS          HARTFORD           HARTFORD            HARTFORD            HARTFORD        GLOBAL
       STOCK          GROWTH      BLUE CHIP STOCK II   BLUE CHIP STOCK   VALUE OPPORTUNITIES   SMALL CAP VALUE    LEADERS
    HLS FUND (E)   HLS FUND (F)      HLS FUND (G)       HLS FUND (H)        HLS FUND (I)        HLS FUND (J)     HLS FUND
    ------------   ------------   ------------------   ---------------   -------------------   ---------------   ---------
      $    27        $   (91)          $    (5)           $    (22)           $    843            $    991       $   3,839
       (3,310)        (5,557)           (2,770)            (12,884)              3,012              10,529        (124,086)
        1,943          1,144            (1,782)            (30,566)             (7,605)              4,152          15,458
      -------        -------           -------            --------            --------            --------       ---------
       (1,340)        (4,504)           (4,557)            (43,472)             (3,750)             15,672        (104,789)
      -------        -------           -------            --------            --------            --------       ---------
          (32)            --                --                  --                (841)                 --          (2,848)
           --             --                --                  --                  --                  --            (225)
           --             --                --                  --                  --                  --              --
           --             --                --                  --                  --                  --              --
          (93)            --                --                  --             (15,520)                 --          (5,702)
           --             --                --                  --                  --                  --            (469)
      -------        -------           -------            --------            --------            --------       ---------
         (125)            --                --                  --             (16,361)                 --          (9,244)
      -------        -------           -------            --------            --------            --------       ---------
       10,456          9,068            10,657             (10,585)             39,088              34,973          19,281
           --             --                --                  --                  --                  --          30,383
      -------        -------           -------            --------            --------            --------       ---------
       10,456          9,068            10,657             (10,585)             39,088              34,973          49,664
      -------        -------           -------            --------            --------            --------       ---------
        8,991          4,564             6,100             (54,057)             18,977              50,645         (64,369)
       37,767         14,052            15,186             293,654             111,590              58,027         598,386
      -------        -------           -------            --------            --------            --------       ---------
      $46,758        $18,615           $21,286            $239,597            $130,567            $108,672       $ 534,017
      =======        =======           =======            ========            ========            ========       =========
      $    --        $    --           $    --            $     --            $    821            $    816       $     388
      =======        =======           =======            ========            ========            ========       =========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED DECEMBER 31, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD       HARTFORD                       HARTFORD
                                                              INTERNATIONAL   GROWTH AND      HARTFORD        AMERICAN
                                                                  STOCK         INCOME         INDEX          LEADERS
                                                              HLS FUND (A)     HLS FUND    HLS FUND, INC.   HLS FUND (B)
                                                              -------------   ----------   --------------   ------------
OPERATIONS:
  Net investment income (loss)..............................    $  1,095       $  2,257      $   19,333       $   105
  Net realized gain (loss) on investments...................     (19,093)       (33,876)         70,275          (791)
  Net unrealized appreciation (depreciation) of
    investments.............................................     (17,290)        (4,751)       (391,557)          263
                                                                --------       --------      ----------       -------
  Net increase (decrease) in net assets resulting from
    operations..............................................     (35,288)       (36,370)       (301,949)         (423)
                                                                --------       --------      ----------       -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................         (12)            --         (17,644)           (7)
    Class IB................................................          --             --            (356)           --
  Tax return of capital
    Class IA................................................          --             --              --            --
    Class IB................................................          --             --              --            --
  From net realized gain on investments
    Class IA................................................     (10,739)       (15,880)        (37,072)          (98)
    Class IB................................................          --         (1,363)           (573)           --
                                                                --------       --------      ----------       -------
    Total distributions.....................................     (10,751)       (17,243)        (55,645)         (105)
                                                                --------       --------      ----------       -------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................       2,113         85,938         (57,388)       10,220
    Class IB................................................          --         35,484          34,127            --
                                                                --------       --------      ----------       -------
  Net increase (decrease) from capital share transactions...       2,113        121,422         (23,261)       10,220
                                                                --------       --------      ----------       -------
  Net increase (decrease) in net assets.....................     (43,926)        67,809        (380,855)        9,692
NET ASSETS:
  Beginning of period.......................................     149,229        394,803       2,403,272         7,836
                                                                --------       --------      ----------       -------
  End of period.............................................    $105,313       $462,612      $2,022,417       $17,529
                                                                ========       ========      ==========       =======
  Accumulated undistributed net investment income (loss)....    $    905       $  2,255      $    1,287       $    99
                                                                ========       ========      ==========       =======

(a) Formerly Fortis International Stock Series.
(b) Formerly Fortis American Leaders Series.
(c) Formerly Fortis Global Equity Series.
(d) Formerly Fortis International Stock Series II.
(e) Formerly Fortis Multi-Sector Bond Series.
(f) Formerly Fortis U.S. Government Securities Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                      HARTFORD                                                                            HARTFORD
      HARTFORD      INTERNATIONAL      HARTFORD       HARTFORD        HARTFORD           HARTFORD      U.S. GOVERNMENT
    GLOBAL EQUITY     STOCK II         ADVISERS      HIGH YIELD   MULTI-SECTOR BOND        BOND          SECURITIES
    HLS FUND (C)    HLS FUND (D)    HLS FUND, INC.    HLS FUND      HLS FUND (E)      HLS FUND, INC.    HLS FUND (F)
    -------------   -------------   --------------   ----------   -----------------   --------------   ---------------
       $    14        $    164       $   318,895      $ 11,712         $ 1,814          $   79,861        $  8,733
        (1,103)         (5,263)         (306,000)       (2,424)           (185)             51,546           2,003
            25          (4,586)         (657,976)       (8,691)           (236)            (23,608)            210
       -------        --------       -----------      --------         -------          ----------        --------
        (1,064)         (9,685)         (645,081)          597           1,393             107,799          10,946
       -------        --------       -----------      --------         -------          ----------        --------
           (15)             --          (352,611)          (71)             --             (59,005)         (8,249)
            --              --            (8,681)           --              --              (3,698)             --
           (60)             --                --            --              --                  --              --
            --              --                --            --              --                  --              --
            --              --          (617,329)           --              --                  --              --
            --              --           (19,622)           --              --                  --              --
       -------        --------       -----------      --------         -------          ----------        --------
           (75)             --          (998,243)          (71)             --             (62,703)         (8,249)
       -------        --------       -----------      --------         -------          ----------        --------
         3,766          (3,029)            5,781        60,484           5,955             473,934          30,222
            --              --           312,558        23,334              --             118,328              --
       -------        --------       -----------      --------         -------          ----------        --------
         3,766          (3,029)          318,339        83,818           5,955             592,262          30,222
       -------        --------       -----------      --------         -------          ----------        --------
         2,627         (12,714)       (1,324,985)       84,344           7,348             637,358          32,919
         9,833          46,235        13,682,754        68,601          23,300           1,064,594         141,415
       -------        --------       -----------      --------         -------          ----------        --------
       $12,461        $ 33,520       $12,357,769      $152,945         $30,648          $1,701,952        $174,333
       =======        ========       ===========      ========         =======          ==========        ========
       $    --        $    126       $   218,556      $ 11,683         $ 1,809          $   80,851        $  8,732
       =======        ========       ===========      ========         =======          ==========        ========


        HARTFORD
      MONEY MARKET
     HLS FUND, INC.
     --------------
        $ 60,211
              21
              --
        --------
          60,232
        --------
         (57,052)
          (3,180)
              --
              --
              --
              --
        --------
         (60,232)
        --------
         625,245
         115,859
        --------
         741,104
        --------
         741,104
         534,017
        --------
        $729,226
        ========
        $     --
        ========

 HARTFORD HLS MUTUAL FUNDS

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2002 (UNAUDITED)
 ($000 OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     The Hartford HLS Mutual Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts contracts of Fortis Benefits Insurance Company and First Fortis Life Insurance Company (collectively, The Company).

     Hartford Index HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Bond HLS Fund, Inc., Hartford Money Market HLS Fund, Inc., Hartford Series Fund, Inc. (comprised of thirteen portfolios, three are included in these financial statements; they are Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund and Hartford High Yield HLS Fund), and Hartford Series Fund II, Inc. (comprised of sixteen funds; they are Hartford Small Cap Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Capital Opportunities HLS Fund, Hartford Large Cap Growth HLS Fund, Hartford MidCap Stock HLS Fund, Hartford Investors Growth HLS Fund, Hartford Blue Chip Stock II HLS Fund, Hartford Blue Chip Stock HLS Fund, Hartford Value Opportunities HLS Fund, Hartford Small Cap Value HLS Fund, Hartford International Stock HLS Fund, Hartford American Leaders HLS Fund, Hartford Global Equity HLS Fund, Hartford International Stock II HLS Fund, Hartford Multi-Sector Bond HLS Fund and Hartford U.S. Government Securities HLS Fund) Each "Fund" or together the "Funds" are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies.

     The Funds, which have different investment goals and policies, are described below.

    Hartford SmallCap Growth HLS Fund (formerly known as   Seeks to maximize short and long-term capital
      Fortis Aggressive Growth Series)                     appreciation, by investing at least 80% of its assets
                                                           in equity securities of companies with market
                                                           capitalizations within the range of the Russell 2000
                                                           Index.
    Hartford Growth Opportunities HLS Fund (formerly       Seeks short and long-term capital appreciation, by
      known as Fortis Growth Stock Series)                 investing primarily in a diversified portfolio of
                                                           common stocks covering a broad range of industries,
                                                           companies and market capitalizations that the fund's
                                                           sub-adviser, Wellington Management Company, LLP
                                                           ("Wellington"), believes have superior growth
                                                           potential.
    Hartford Capital Opportunities HLS Fund (formerly      Seeks capital appreciation by investing at least 80% of
      known as Fortis Capital Opportunities Series)        its assets in equity securities including common
                                                           stocks, preferred stocks, convertible securities and
                                                           depositary receipts, of U.S. and foreign (including
                                                           emerging market) issuers.
    Hartford Large Cap Growth HLS Fund (formerly known as  Seeks long-term growth of capital, by investing at
      Fortis Large Cap Growth Series)                      least 80% of its assets in large cap companies,
                                                           focusing on the common stocks of a limited number of
                                                           large, carefully selected, high quality United States
                                                           companies whose securities are believed likely to
                                                           achieve superior earnings growth,.
    Hartford Mid Cap Stock HLS Fund (formerly known as     Seeks total investment returns, including capital
      Fortis Mid Cap Stock Series)                         appreciation and income, that consistently outperform
                                                           the Standard & Poor's 400 MidCap Index, by investing at
                                                           least 80% of its assets in common stocks of medium
                                                           capitalization companies.
    Hartford Investors Growth HLS Fund (formerly known as  Seeks to provide long-term growth of capital and future
      Fortis Investors Growth Series)                      income by investing in assets, except for working cash
                                                           balances, in the common stocks and securities
                                                           convertible into common stocks of companies which the
                                                           fund's sub-adviser, Massachusetts Financial Services
                                                           Company, believes offer better than average prospects
                                                           for long-term growth.

--------------------------------------------------------------------------------

    Hartford Blue Chip Stock II HLS Fund (formerly known   Seeks long-term growth of capital by investing at least
      as Fortis Blue Chip Stock Series II)                 80% of its assets in the stocks of blue chip companies,
                                                           as defined by A I M Capital Management, Inc. the
                                                           sub-adviser to the fund.
    Hartford Blue Chip Stock HLS Fund (formerly known as   Seeks long-term growth of capital by investing at least
      Fortis Blue Chip Stock Series)                       80% of its assets in common stocks of large and
                                                           medium-sized blue chip growth companies, as defined by
                                                           T. Rowe Price Associates, Inc., the sub-adviser to the
                                                           Fund.
    Hartford Value Opportunities HLS Fund (formerly known  Seeks short and long-term capital appreciation by
      as Fortis Value Series)                              investing primarily in equity securities of companies
                                                           covering a broad range of industries and market
                                                           capitalizations, focusing on securities that the fund
                                                           sub-adviser, Wellington, believes are undervalued and
                                                           have the potential for appreciation.
    Hartford Small Cap Value HLS Fund (formerly known as   Seeks capital appreciation by investing at least 80% of
      Fortis Small Cap Value Series)                       its assets in common stocks of small companies,
                                                           focusing on those companies whose stock prices are
                                                           believed to be undervalued.
    Hartford Global Leaders HLS Fund                       Seeks growth of capital by investing at least 65% of
                                                           its assets in common stocks of high-quality growth
                                                           companies worldwide.
    Hartford International Stock HLS Fund (formerly known  Seeks long-term capital appreciation by investing at
      as Fortis International Stock Series)                least 80% of its assets in common stocks and other
                                                           securities of relatively large non-U.S. companies.
    Hartford Growth and Income HLS Fund                    Seeks growth of capital and current income by investing
                                                           primarily in stocks with earnings growth potential and
                                                           steady or rising dividends.
    Hartford Index HLS Fund, Inc.                          Seeks to provide investment results which approximate
                                                           the price and yield performance of publicly traded
                                                           common stocks in the Standard & Poor's 500 Composite
                                                           Stock Price Index.
    Hartford American Leaders HLS Fund (formerly known as  Seeks long-term growth of capital by investing in
      Fortis American Leaders Series)                      equity securities of blue chip companies.
    Hartford Global Equity HLS Fund (formerly known as     Seeks capital appreciation by investing at least 80% of
      Fortis Global Equity Series)                         its assets in equity securities, including common
                                                           stocks, preferred stocks, convertible securities and
                                                           depositary receipts, of U.S. and foreign (including
                                                           emerging market) issuers.
    Hartford International Stock II HLS Fund (formerly     Seeks long-term growth of capital by investing at least
      known as Fortis International Stock Series II)       80% of its assets in common stocks of well-established,
                                                           non-U.S. companies and diversifies broadly among
                                                           developed and emerging countries throughout the world.
    Hartford Advisers HLS Fund, Inc.                       Seeks maximum long-term total return by investing in
                                                           common stocks and other equity securities, debt
                                                           securities and money market instruments.
    Hartford High Yield HLS Fund                           Seeks high current income by investing at least 80% and
                                                           up to 100% of its assets in non-investment grade debt
                                                           securities. Growth of capital is a secondary objective.
    Hartford Multi-Sector Bond HLS Fund (formerly known    Seeks to achieve a high level of current income,
      as Fortis Multisector Bond Series)                   consistent with reasonable concern for safety of
                                                           principal, by investing at least 80% of its assets in
                                                           fixed-rate corporate debt securities and U.S. and
                                                           foreign government obligations.

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

    Hartford Bond HLS Fund, Inc.                           Seeks a high level of current income, consistent with a
                                                           competitive total return, as compared to bond funds
                                                           with similar investment objectives and policies, by
                                                           investing primarily in debt securities.
    Hartford U.S. Government Securities HLS Fund           Seeks to maximize total return by investing at least
      (formerly known as Fortis U.S. Government            80% of its assets in securities issued by the U.S.
      Securities Series)                                   Government or its agencies or instrumentalities.
    Hartford Money Market HLS Fund, Inc.                   Seeks maximum current income consistent with liquidity
                                                           and preservation of capital.

     Hartford SmallCap Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Value Opportunities HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund, Hartford Index HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford High Yield HLS Fund, Hartford Bond HLS Fund, Inc., Hartford U.S. Government Securities HLS Fund and Hartford Money Market HLS Fund, Inc., offer both Class IA and IB shares. The remainder of the funds offer Class IA shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

     a) Security Transactions -- Security transactions are accounted for on the trade date, and dividend income is recorded on the ex-dividend date for all funds or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method. Each fund amortizes bond premium, market discount and original issue discount.

     b) Security Valuation -- Investments in securities traded on a national securities exchange or on the NASDAQ Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. For fixed income securities, the pricing service may employ a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating indications as to value from dealer, and general market conditions. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under the supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

     c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

         Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

--------------------------------------------------------------------------------

     d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are handled through the Fund's custodian, State Street Bank.

         Certain Funds, together with other investment management companies having investment advisory agreements with Wellington have an interest in a $1,203,555 joint repurchase agreement dated 06/30/2002 with State Street Bank, 1.884% due 07/01/2002. This joint repurchase agreement is collateralized by $1,227,842 U.S. Treasury Bonds 5.25% - 12.00% due 08/15/2013 - 08/15/2029, The maturity amounts are as follows:

                                                                       MATURITY
        FUND                                                            AMOUNT
        ----                                                           --------
        Hartford SmallCap Growth HLS Fund...........................   $ 10,984
        Hartford Growth Opportunities HLS Fund......................      4,659
        Hartford Value Opportunities HLS Fund.......................      1,065
        Hartford Global Leaders HLS Fund............................     33,470
        Hartford Growth and Income HLS Fund.........................      5,906
        Hartford Advisers HLS Fund, Inc. ...........................    111,358

         Certain Funds, together with other investment management companies having investment advisory agreements with The Hartford Investment Management Company (HIMCO) have an interest in a $405,658 joint repurchase agreement dated 06/30/2002 with State Street Bank, 1.905% due 07/01/2002. This joint repurchase agreement is collateralized by $305,706 U.S. Treasury Bonds 6.25% - 13.25% due 05/15/14 - 08/15/23,
         $50,008 U.S. Treasury Notes 5.75% due 11/15/05 and $50,008 U.S.
         Treasury Bills 0.00% due 11/29/02. The maturity amounts are as follows:

                                                                       MATURITY
        FUND                                                            AMOUNT
        ----                                                           --------
        Hartford Index HLS Fund, Inc. ..............................   $  1,214
        Hartford High Yield HLS Fund................................     10,081
        Hartford Bond HLS Fund, Inc. ...............................     99,020
        Hartford U.S. Government Securities HLS Fund................      7,658
        Hartford Money Market HLS Fund, Inc. .......................    175,951

     e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by HIMCO or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of June 30, 2002, there is no joint trading account.

     f) Futures, Options on Futures and Options Transactions -- A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker-dealer, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors. The variation margin on futures contracts is included in cash, receivables and other assets as applicable, in the Fund's Statement of Net Assets.

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

         At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

         The use of futures contracts involve elements of market and counter party risk, which may exceed the amounts recognized in the Statements of Net Assets. Change in the value of the futures contracts may decrease the effectiveness of the Fund's strategies and potentially result in loss.

         The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets as cash, receivables and other assets and subsequently "marked-to-market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option, which the Fund has purchased, expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

         The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option at an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. The Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. The Funds' had no option activity for the six months ended June 30, 2002:

     g) Forward Foreign Currency Contracts -- As of June 30, 2002, Hartford Capital Opportunities HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Equity HLS Fund, Hartford International Stock II HLS Fund and Hartford Bond HLS Fund, Inc., had entered into a forward foreign currency contract that obligates the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies. The forward foreign currency contracts' costs are included in cash, receivables and other assets or other liabilities, as applicable, in the Funds' Statement of Net Assets.

         Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Net Assets. In addition, risk may arise upon entering into these contracts from the potential inability of the counter-parties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

     h) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities are shown at market value in the Statement of Net Assets, if applicable. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

     i) Securities Lending -- The Funds, except for the Money Market HLS Fund, Inc., may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss of

--------------------------------------------------------------------------------

        rights in the collateral should the borrower of the securities fail financially. As of June 30, 2002, the market value of the securities loaned and the market value of the collateral were as follows:

                                                                          MARKET VALUE       MARKET VALUE
        FUND                                                          OF SECURITIES LOANED   OF COLLATERAL
        ----                                                          --------------------   -------------
        Hartford Growth Opportunities HLS Fund......................       $   21,073         $   22,143
        Hartford Mid Cap Stock HLS Fund.............................            1,785              1,868
        Hartford Value Opportunities HLS Fund.......................              221                525
        Hartford Small Cap Value HLS Fund...........................            4,028              4,240
        Hartford Global Leaders HLS Fund............................           99,859            104,980
        Hartford International Stock HLS Fund.......................           17,406             18,310
        Hartford Index HLS Fund, Inc. ..............................            6,973              7,392
        Hartford International Stock II HLS Fund....................            3,739              3,932
        Hartford Advisers HLS Fund, Inc. ...........................        1,533,090          1,566,564
        Hartford High Yield HLS Fund................................           32,323             33,158
        Hartford Bond HLS Fund, Inc. ...............................          300,919            307,139
        Hartford U.S. Government Securities HLS Fund................           32,126             32,909

     j) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     k) Fund Share Valuation and Distributions to Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of due diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

         Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except the Hartford Money Market HLS Fund, Inc. is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

         Hartford Money Market HLS Fund, Inc. seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are distributed monthly.

         Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 6).

     l) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

        expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

     m) Illiquid Securities -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Money Market HLS Fund, Inc., which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business, at approximately the price used to determine a Fund's net asset value per share. Each Fund may also purchase certain restricted securities, which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. As of June 30, 2002, the Funds held the following illiquid securities:

                                                                                                       PERCENTAGE
                                                                  ACQUISITION   ACQUISITION   MARKET   OF FUND'S
        FUND                                   SECURITY              DATE          COST       VALUE    NET ASSETS
        ----                           ------------------------   -----------   -----------   ------   ----------
        Hartford Value Opportunities
          HLS Fund...................  McLeodUSA, Inc., Class A     Various       $6,600        $0        0.0%

3.   EXPENSES:

     a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders.

         The schedule below reflects the rates of compensation paid to HL Advisors for services rendered:

                         HARTFORD INDEX HLS FUND, INC.

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
All assets.........................................................      0.200%

                      HARTFORD MONEY MARKET HLS FUND, INC.

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
All assets.........................................................      0.250%

                          HARTFORD BOND HLS FUND, INC.

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $250 million..............................................      0.325%
On next $250 million...............................................      0.300
On next $500 million...............................................      0.275
Over $1 billion....................................................      0.250

                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $50 million...............................................      0.500%
Over $50 million...................................................      0.450

                       HARTFORD GLOBAL LEADERS HLS FUND,
                      HARTFORD GROWTH AND INCOME HLS FUND,
                        HARTFORD ADVISERS HLS FUND, INC.
                        AND HARTFORD HIGH YIELD HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $250 million..............................................      0.575%
On next $250 million...............................................      0.525
On next $500 million...............................................      0.475
Over $1 billion....................................................      0.425

                    HARTFORD GROWTH OPPORTUNITIES HLS FUND,
                       HARTFORD SMALLCAP GROWTH HLS FUND,
                   AND HARTFORD VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $100 million..............................................      0.700%
Over $100 million..................................................      0.600

--------------------------------------------------------------------------------

                      HARTFORD MULTI-SECTOR BOND HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $100 million..............................................      0.700%
Over $100 million..................................................      0.650

                     HARTFORD INTERNATIONAL STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $100 million..............................................      0.850%
Over $100 million..................................................      0.800

                    HARTFORD CAPITAL OPPORTUNITIES HLS FUND,
                     AND HARTFORD INVESTORS GROWTH HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $200 million..............................................      0.900%
On next $300 million...............................................      0.850
Over $500 million..................................................      0.800

                       HARTFORD LARGE CAP GROWTH HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $100 million..............................................      0.900%
On next $100 million...............................................      0.850
Over $200 million..................................................      0.800

                        HARTFORD MID CAP STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $100 million..............................................      0.900%
On next $150 million...............................................      0.850
Over $250 million..................................................      0.800

                          HARTFORD BLUE CHIP HLS FUND,
                  AND HARTFORD INTERNATIONAL STOCK II HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $100 million..............................................      0.900%
Over $100 million..................................................      0.850

                       HARTFORD SMALL CAP VALUE HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first 50 million................................................      0.900%
Over $50 million...................................................      0.850

                       HARTFORD AMERICAN LEADERS HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $35 million...............................................      0.900%
On next $65 million................................................      0.750
Over $100 million..................................................      0.650

                      HARTFORD BLUE CHIP STOCK II HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $200 million..............................................      0.950%
Over $200 million..................................................      0.900

                        HARTFORD GLOBAL EQUITY HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $200 million..............................................      1.000%
On next $300 million...............................................      0.950
Over $500 million..................................................      0.900

         A portion of the compensation above is used to compensate the Funds respective sub-adviser. Pursuant to sub-advisory agreements between HL Advisers and the sub-advisers, the sub-adviser provides the day-to-day investment management services for the Funds. The sub-advisers determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their respective activity, the sub-advisers regularly furnish reports to the Funds' board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

         The Funds and their respective sub-adviser are listed below:

        FUND                                                                   SUB-ADVISER
        ----                                                     ---------------------------------------
        Hartford SmallCap Growth HLS Fund......................                Wellington
        Hartford Growth Opportunities HLS Fund.................                Wellington
        Hartford Capital Opportunities HLS Fund................     Massachusetts Financial Services
                                                                                 Company
        Hartford Large Cap Growth HLS Fund.....................     Alliance Capital Management L.P.
        Hartford Mid Cap Stock HLS Fund........................          The Dreyfus Corporation
        Hartford Investors Growth HLS Fund.....................     Massachusetts Financial Serviced
                                                                                 Company
        Hartford Blue Chip Stock II HLS Fund...................      A.I.M. Capital Management, Inc.
        Hartford Blue Chip Stock HLS Fund......................      T. Rowe Price Associates, Inc.
        Hartford Value Opportunities HLS Fund..................                Wellington
        Hartford Small Cap Value HLS Fund......................             Berger Associates
        Hartford Global Leaders HLS Fund.......................                Wellington
        Hartford International Stock HLS Fund..................      Lazard-Freres Asset Management
        Hartford Growth and Income HLS Fund....................                Wellington
        Hartford Index HLS Fund, Inc...........................                   HIMCO
        Hartford American Leaders HLS Fund.....................  Federated Investment Management Company
        Hartford Global Equity HLS Fund........................     Massachusetts Financial Services
                                                                                 Company
        Hartford International Stock II HLS Fund...............      T. Rowe Price Associates, Inc.
        Hartford Advisers HLS Fund, Inc........................                Wellington
        Hartford High Yield HLS Fund...........................                   HIMCO
        Hartford Multi-Sector Bond HLS Fund....................      A.I.M. Capital Management, Inc.
        Hartford Bond HLS Fund, Inc............................                   HIMCO
        Hartford U.S. Government Securities HLS Fund...........                   HIMCO
        Hartford Money Market HLS Fund, Inc....................                   HIMCO

     b) Administrative Services Agreement -- Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and the following Funds, Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund, Hartford Index HLS Fund, Inc., Hartford High Yield HLS Fund, Hartford Bond HLS Fund, Inc. and Hartford Money Market HLS Fund, Inc., HL provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

     c) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the net assets of each fund to the combined net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

     d) Expense Offset -- The Funds have entered into certain expense offset arrangements with the Custodian Bank. The amount of the Funds' expense reductions is shown on the accompanying Statements of Operations as Custodian fees expense offset.

     e) Distribution Plan for Class IB shares -- The following Funds, Hartford SmallCap Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Value Opportunities HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund, Hartford Index HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford High Yield HLS Fund, Hartford Bond HLS Fund, Inc., Hartford U.S. Government Securities HLS Fund and Hartford Money Market HLS Fund, Inc. have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

--------------------------------------------------------------------------------

         Although the Distributions Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activity primarily intended to result in the sale of Class IB shares, until April 30, 2002, the Board of Directors set this fee at 0.18%. Beginning on May 1, 2002, the full 0.25% was charged.

         Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

4.   AFFILIATE HOLDINGS:

     As of June 30, 2002, HL Advisors, LLC and Hartford Life Insurance Company held direct interests in shares as follows:

                                                                             PERCENT OF                PERCENT OF
        FUND                                                     CLASS IA   TOTAL SHARES   CLASS IB   TOTAL SHARES
        ----                                                     --------   ------------   --------   ------------
        Hartford SmallCap Growth HLS Fund......................     --            --           1          4.17%
        Hartford Growth Opportunities HLS Fund.................     --            --        @@--          0.00%
        Hartford Capital Opportunities HLS Fund................    593         17.01%         --            --
        Hartford Investors Growth HLS Fund.....................    594         21.05%         --            --
        Hartford Blue Chip Stock II HLS Fund...................    392         12.24%         --            --
        Hartford Value Opportunities HLS Fund..................     --            --           1          7.14%
        Hartford American Leaders HLS Fund.....................    408         23.21%         --            --
        Hartford Global Equity HLS Fund........................    597         37.55%         --            --
        Hartford U.S. Government Securities HLS Fund...........     --            --           1          0.21%

     @@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

5.   INVESTMENT TRANSACTIONS:

     For the six months ended June 30, 2002, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                                       COST OF       SALES
        FUND                                                          PURCHASES     PROCEEDS
        ----                                                          ----------   ----------
        Hartford SmallCap Growth HLS Fund...........................  $  126,774   $  132,104
        Hartford Growth Opportunities HLS Fund......................     587,015      605,408
        Hartford Capital Opportunities HLS Fund.....................      10,152        7,572
        Hartford Large Cap Growth HLS Fund..........................      16,143       20,618
        Hartford Mid Cap Stock HLS Fund.............................      20,256       13,345
        Hartford Investors Growth HLS Fund..........................      17,310       16,281
        Hartford Blue Chip Stock II HLS Fund........................       4,902        3,844
        Hartford Blue Chip Stock HLS Fund...........................      45,408       56,544
        Hartford Value Opportunities HLS Fund.......................      39,567       42,200
        Hartford Small Cap Value HLS Fund...........................      29,582       14,537
        Hartford Global Leaders HLS Fund............................   1,125,009      884,759
        Hartford International Stock HLS Fund.......................      30,860       33,200
        Hartford Growth and Income HLS Fund.........................     461,444      235,295
        Hartford Index HLS Fund, Inc................................     353,053       83,173
        Hartford American Leaders HLS Fund..........................       3,077        2,315
        Hartford Global Equity HLS Fund.............................       5,464        3,676
        Hartford International Stock II HLS Fund....................       3,783        4,606
        Hartford Advisers HLS Fund, Inc.............................   3,461,630    3,018,978
        Hartford High Yield HLS Fund................................     152,076       60,079
        Hartford Multi-Sector Bond HLS Fund.........................      14,254       13,569
        Hartford Bond HLS Fund, Inc.................................   1,525,650    1,186,740
        Hartford U.S. Government Securities HLS Fund................     158,604      109,914

--------------------------------------------------------------------------------

6.   RECLASSIFICATION OF CAPITAL ACCOUNTS:

     In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 2001, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                        ACCUMULATED
                                                                       ACCUMULATED     UNDISTRIBUTED
                                                                      UNDISTRIBUTED     NET REALIZED
                                                                      NET INVESTMENT   GAIN (LOSS) ON   CAPITAL
        FUND                                                          INCOME (LOSS)     INVESTMENTS     SURPLUS
        ----                                                          --------------   --------------   -------
        Hartford Small Cap Growth HLS Fund..........................          1                45         (46)
        Hartford Growth Opportunities HLS Fund......................          1                88         (89)
        Hartford Capital Opportunities HLS Fund.....................          1               (39)        (40)
        Hartford Large Cap Growth HLS Fund..........................         --                97         (97)
        Hartford Mid Cap Stock HLS Fund.............................         --                 2          (2)
        Hartford Investors Growth HLS Fund..........................         --                91         (91)
        Hartford Blue Chip Stock II HLS Fund........................         --                 5          (5)
        Hartford Blue Chip Stock HLS Fund...........................          3                22         (25)
        Hartford Value Opportunities HLS Fund.......................         14               (21)          7
        Hartford Small Cap Value HLS Fund...........................        131              (174)         43
        Hartford Global Leaders HLS Fund............................       (182)              179           3
        Hartford International Stock HLS Fund.......................        190              (190)         --
        Hartford Growth and Income HLS Fund.........................         (2)               --           2
        Hartford Index HLS Fund, Inc................................        (42)                9          33
        Hartford Global Equity HLS Fund.............................          1                --          (1)
        Hartford International Stock II HLS Fund....................         38               (38)         --
        Hartford Advisers HLS Fund, Inc.............................       (339)              338           1
        Hartford High Yield HLS Fund................................        (37)               38          (1)
        Hartford Multi-Sector Bond HLS Fund.........................          5                (5)         --
        Hartford Bond HLS Fund, Inc.................................      1,677            (1,674)         (3)

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

7.   CAPITAL LOSS CARRY FORWARD:

     For federal income tax purposes, the following funds had capital loss carryovers at, December 31, 2001, which, if not offset by subsequent capital gains, will expire in 2002 through 2010.

        FUND                                                              AMOUNT
        ----                                                           -------------
        Hartford SmallCap Growth HLS Fund...........................     $ 77,054
        Hartford Growth Opportunities HLS Fund......................       88,293
        Hartford Capital Opportunities HLS Fund.....................        5,983
        Hartford Large Cap Growth HLS Fund..........................       23,009
        Hartford Mid Cap Stock HLS Fund.............................        3,485
        Hartford Investors Growth HLS Fund..........................        5,800
        Hartford Blue Chip Stock II HLS Fund........................        3,152
        Hartford Blue Chip Stock HLS Fund...........................       11,958
        Hartford Global Leaders HLS Fund............................      158,795
        Hartford International Stock HLS Fund.......................       19,255
        Hartford Growth and Income HLS Fund.........................       39,950
        Hartford American Leaders HLS Fund..........................          773
        Hartford Global Equity HLS Fund.............................        1,153
        Hartford International Stock II HLS Fund....................        4,932
        Hartford Advisers HLS Fund, Inc.............................      280,994
        Hartford High Yield HLS Fund................................        4,102
        Hartford Multi-Sector Bond HLS Fund.........................        1,381
        Hartford U.S. Government Securities HLS Fund................       18,998

     For the fiscal year ended December 31, 2001, the following Funds have elected to defer losses occurring between November 1, 2001 and December 31, 2001 as follows:

                                                                         CAPITAL        CURRENCY
        FUND                                                          LOSS DEFERRED   LOSS DEFERRED
        ----                                                          -------------   -------------
        Hartford Advisers HLS Fund, Inc.............................     $23,237           $--
        Hartford High Yield HLS Fund................................         294            11
        Hartford Bond HLS Fund, Inc.................................          --            95
        Hartford Mortgage Securities HLS Fund, Inc..................          36            --

8.   DISTRIBUTION TO SHAREHOLDERS:

     The tax character of distributions paid during 2001 was as follows:

                                                                      ORDINARY    LONG-TERM       RETURN
        FUND                                                           INCOME    CAPITAL GAIN   OF CAPITAL
        ----                                                          --------   ------------   ----------
        Hartford Global Leaders HLS Fund............................  $  6,484     $  2,760         $--
        Hartford Growth and Income HLS Fund.........................    12,840        4,403         --
        Hartford Index HLS Fund, Inc................................    18,000       37,645         --
        Hartford Advisers HLS Fund, Inc.............................   567,094      431,149         --
        Hartford High Yield HLS Fund................................        71           --         --
        Hartford Bond HLS Fund, Inc.................................    62,703           --         --
        Hartford Money Market HLS Fund, Inc.........................    60,232           --         --

--------------------------------------------------------------------------------

     As of December 31, 2001, the components of distributable earnings on tax basis were as follows:

                                                                                                    UNDISTRIBUTED
                                                                    UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED
                                                                      ORDINARY        LONG-TERM      APPRECIATION
        FUND                                                           INCOME       CAPITAL GAIN    (DEPRECIATION)
        ----                                                        -------------   -------------   --------------
        Hartford Global Leaders HLS Fund..........................    $    399        $     --        $   26,521
        Hartford Growth and Income HLS Fund.......................       2,255              --           (21,084)
        Hartford Index HLS Fund, Inc. ............................       2,031         167,933           110,169
        Hartford Advisers HLS Fund, Inc. .........................     218,556              --         1,021,886
        Hartford High Yield HLS Fund..............................      11,693              --           (12,622)
        Hartford Bond HLS Fund, Inc. .............................      95,011           9,630              (904)
        Hartford Money Market HLS Fund, Inc. .....................       3,020              --                --

     The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and on investments in passive foreign investment companies.

9.   CAPITAL SHARE TRANSACTIONS:

     The following information is for the six months ended June 30, 2002:

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                             SMALLCAP GROWTH          GROWTH OPPORTUNITIES      CAPITAL OPPORTUNITIES
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................         987   $    13,409          369   $     7,724          443   $     2,960
        Shares issued on reinvestment
          of distributions.............          --            --           --            --           --            --
        Shares redeemed................      (1,716)      (24,839)      (2,202)      (46,605)        (243)       (1,560)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........        (729)  $   (11,430)      (1,833)  $   (38,881)         200   $     1,400
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                             LARGE CAP GROWTH            MID CAP STOCK             INVESTORS GROWTH
                                                 HLS FUND                   HLS FUND                  HLS STOCK
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................         271   $     2,438          924   $     9,530          288   $     1,900
        Shares issued on reinvestment
          of distributions.............          --            --           --            --           --            --
        Shares redeemed................        (715)       (6,408)        (281)       (2,815)        (112)         (718)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........        (444)  $    (3,970)         643   $     6,715          176   $     1,182
                                         ==========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                            BLUE CHIP STOCK II          BLUE CHIP STOCK          VALUE OPPORTUNITIES
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................         445   $     2,962          291   $     4,568          552   $     7,618
        Shares issued on reinvestment
          of distributions.............          --            --           --            --          218         3,217
        Shares redeemed................        (252)       (1,606)      (1,001)      (15,713)        (819)      (11,235)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........         193   $     1,356         (710)  $   (11,145)         (49)  $      (400)
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                             SMALL CAP VALUE             GLOBAL LEADERS          INTERNATIONAL STOCK
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       1,108   $    15,417      361,742   $   503,663        1,315   $    13,754
        Shares issued on reinvestment
          of distributions.............         846        11,514          291           379           86           905
        Shares redeemed................        (615)       (8,293)    (186,675)     (261,523)      (1,878)      (19,718)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       1,339   $    18,638      175,358   $   242,519         (477)  $    (5,059)
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                            GROWTH AND INCOME                INDEX                 AMERICAN LEADERS
                                                 HLS FUND                HLS FUND, INC.                HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     254,995   $   278,021      134,445   $   405,807          212   $     2,133
        Shares issued on reinvestment
          of distributions.............       2,171         2,112       27,436        72,829            9            99
        Shares redeemed................     (65,755)      (72,404)     (61,223)     (183,511)        (156)       (1,536)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     191,411   $   207,729      100,658   $   295,125           65   $       696
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                              GLOBAL EQUITY          INTERNATIONAL STOCK II            ADVISERS
                                                 HLS FUND                   HLS FUND                HLS FUND, INC.
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................         425   $     3,616        1,710   $    14,740      333,094       748,948
        Shares issued on reinvestment
          of distributions.............          --            --           14           126      100,364       207,678
        Shares redeemed................        (283)       (2,397)      (1,912)      (16,535)    (282,639)     (632,005)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........         142   $     1,219         (188)  $    (1,669)     150,819       324,621
                                         ==========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                                HIGH YIELD             MULTI-SECTOR BOND                 BOND
                                                 HLS FUND                   HLS FUND                HLS FUND, INC.
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     176,159   $   166,556          465   $     4,940      371,058       430,239
        Shares issued on reinvestment
          of distributions.............      11,823         9,980          173         1,809       83,422        92,931
        Shares redeemed................    (102,171)      (96,626)        (480)       (5,071)    (209,607)     (241,583)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      85,811   $    79,910          158   $      1678      244,873       281,587
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                  HARTFORD                    HARTFORD
                                         U.S. GOVERNMENT SECURITIES         MONEY MARKET
                                                  HLS FUND                 HLS FUND, INC.
                                         --------------------------   ------------------------
                                           SHARES         AMOUNT        SHARES       AMOUNT
                                         -----------   ------------   ----------   -----------
        CLASS IA
        Shares sold....................       4,743    $    50,587     3,321,959     3,321,959
        Shares issued on reinvestment
          of distributions.............         840          8,732        15,044        15,044
        Shares redeemed................      (2,269)       (24,122)   (3,151,411)   (3,151,411)
                                         ----------    -----------    ----------   -----------
        Net Increase (Decrease)........       3,314    $    35,197       185,592       185,592
                                         ==========    ===========    ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                             SMALLCAP GROWTH          GROWTH OPPORTUNITIES       VALUE OPPORTUNITIES
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................          33           488           13           256           15           207
        Shares issued on reinvestment
          of distributions.............          --            --           --            --           --            --
        Shares redeemed................          (9)         (129)          --            --           (1)          (18)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........          24           359           13           256           14           189
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                              GLOBAL LEADERS           GROWTH AND INCOME                INDEX
                                                 HLS FUND                   HLS FUND                HLS FUND, INC.
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................       7,635        10,634       13,977        15,422        6,221        19,029
        Shares issued on reinvestment
          of distributions.............          15            20          148           143          771         2,040
        Shares redeemed................      (2,170)       (2,985)      (2,379)       (2,552)      (1,120)       (3,275)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       5,480         7,669       11,746        13,013        5,872        17,794
                                         ==========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                                 ADVISERS                  HIGH YIELD                    BOND
                                              HLS FUND, INC.                HLS FUND                HLS FUND, INC.
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      67,560       154,776       23,623        22,094       70,537        81,396
        Shares issued on reinvestment
          of distributions.............       5,221        10,878        2,038         1,713       10,543        11,710
        Shares redeemed................      (8,470)      (18,890)     (15,150)      (14,267)      (8,553)       (9,841)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      64,311       146,764       10,511         9,540       72,527        83,265
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                  HARTFORD                    HARTFORD
                                         U.S. GOVERNMENT SECURITIES         MONEY MARKET
                                                  HLS FUND                 HLS FUND, INC.
                                         --------------------------   ------------------------
                                           SHARES         AMOUNT        SHARES       AMOUNT
                                         -----------   ------------   ----------   -----------
        CLASS IB
        Shares sold....................         477          5,084       153,775       153,775
        Shares issued on reinvestment
          of distributions.............          --             --         1,207         1,207
        Shares redeemed................          (3)           (32)     (109,529)     (109,529)
                                         ----------    -----------    ----------   -----------
        Net Increase (Decrease)........         474          5,052        45,453        45,453
                                         ==========    ===========    ==========   ===========

The following information is for the year ended December 31, 2001:

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                             SMALLCAP GROWTH          GROWTH OPPORTUNITIES      CAPITAL OPPORTUNITIES
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       1,868   $    34,172          781   $    22,152        1,826   $    15,090
        Shares issued on reinvestment
          of distributions.............       2,218        34,647        9,535       218,095           --            --
        Shares redeemed................      (2,382)      (42,543)      (3,139)      (88,292)        (265)       (1,862)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       1,704   $    26,276        7,177       151,955        1,561   $    13,228
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                             LARGE CAP GROWTH            MID CAP STOCK             INVESTORS GROWTH
                                                 HLS FUND                   HLS FUND                  HLS STOCK
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       1,259   $    13,743        1,558   $    14,908        1,304   $    10,207
        Shares issued on reinvestment
          of distributions.............          --            --           13           125           --            --
        Shares redeemed................      (1,024)      (10,084)        (488)       (4,577)        (160)       (1,138)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........         235   $     3,659        1,083   $    10,456        1,144   $     9,069
                                         ==========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                            BLUE CHIP STOCK II          BLUE CHIP STOCK          VALUE OPPORTUNITIES
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       1,498   $    11,750          811   $    14,151        2,115   $    35,196
        Shares issued on reinvestment
          of distributions.............          --            --           --            --        1,078        16,361
        Shares redeemed................        (152)       (1,093)      (1,510)      (24,736)        (811)      (12,469)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       1,346   $    10,657         (699)  $   (10,585)       2,382   $    39,088
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                             SMALL CAP VALUE             GLOBAL LEADERS          INTERNATIONAL STOCK
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       3,668   $    46,720      296,824   $   433,293          629   $     7,899
        Shares issued on reinvestment
          of distributions.............          --            --        5,746         8,550          917        10,751
        Shares redeemed................        (961)      (11,747)    (292,111)     (422,562)      (1,347)      (16,527)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       2,707   $    34,973       10,459   $    19,281          199   $     2,123
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                            GROWTH AND INCOME                INDEX                 AMERICAN LEADERS
                                                 HLS FUND                HLS FUND, INC.                HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     239,372   $   288,363       78,117   $   263,472          989   $    10,424
        Shares issued on reinvestment
          of distributions.............      12,954        15,880       16,484        54,716           10           105
        Shares redeemed................    (183,929)     (218,305)    (114,232)     (375,576)         (31)         (309)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      68,397   $    85,938      (19,631)  $   (57,388)         968   $    10,220
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                              GLOBAL EQUITY          INTERNATIONAL STOCK II            ADVISERS
                                                 HLS FUND                   HLS FUND                HLS FUND, INC.
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................         541   $     4,767          840   $     7,874      219,268   $   540,178
        Shares issued on reinvestment
          of distributions.............           9            75           --            --      407,221       969,940
        Shares redeemed................        (128)       (1,075)      (1,158)      (10,903)    (615,450)   (1,504,337)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........         422   $     3,767         (318)  $    (3,029)      11,039   $     5,781
                                         ==========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                                HIGH YIELD             MULTI-SECTOR BOND                 BOND
                                                 HLS FUND                   HLS FUND                HLS FUND, INC.
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     230,682   $   223,218          911   $     9,924      595,757   $   676,049
        Shares issued on reinvestment
          of distributions.............          75            71           --            --       53,709        59,005
        Shares redeemed................    (169,341)     (162,805)        (365)       (3,969)    (229,577)     (261,120)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      61,416   $    60,484          546   $     5,955      419,889   $   473,934
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD
                                             U.S. GOVERNMENT              MONEY MARKET
                                           SECURITIES HLS FUND           HLS FUND, INC.
                                         ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       3,911   $    42,315   10,370,478   $10,370,478
        Shares issued on reinvestment
          of distributions.............         783         8,249       57,052        57,052
        Shares redeemed................      (1,891)      (20,342)  (9,802,285)   (9,802,285)
                                         ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       2,803   $    30,222      625,245   $   625,245
                                         ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                              GLOBAL LEADERS           GROWTH AND INCOME                INDEX
                                                 HLS FUND                   HLS FUND                HLS FUND, INC.
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      23,053   $    35,468       31,664   $    38,911       11,138   $    37,412
        Shares issued on reinvestment
          of distributions.............         468           694        1,116         1,363          281           929
        Shares redeemed................      (3,971)       (5,779)      (4,117)       (4,790)      (1,289)       (4,214)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      19,550   $    30,383       28,663   $    35,484       10,130   $    34,127
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                                 ADVISERS                  HIGH YIELD                    BOND
                                              HLS FUND, INC.                HLS FUND                HLS FUND, INC.
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................     120,626   $   299,224       40,980   $    39,406      100,354   $   124,874
        Shares issued on reinvestment
          of distributions.............      11,802        28,303           --            --        3,372         3,698
        Shares redeemed................      (6,313)      (14,969)     (16,691)      (16,072)      (9,042)      (10,244)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     126,115   $   312,558       24,289   $    23,334      104,684   $   118,328
                                         ==========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                 HARTFORD
                                               MONEY MARKET
                                              HLS FUND, INC.
                                         ------------------------
                                           SHARES       AMOUNT
                                         ----------   -----------
        CLASS IB
        Shares sold....................     596,786   $   596,786
        Shares issued on reinvestment
          of distributions.............       3,180         3,180
        Shares redeemed................    (484,107)     (484,107)
                                         ----------   -----------
        Net Increase (Decrease)........     115,859   $   115,859
                                         ==========   ===========

10. LINE OF CREDIT:

     The Funds, except for the Hartford Money Market HLS Fund, Inc., participate in a $550,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. During the six months ended June 30, 2002, the Funds did not have any borrowings under this facility.

11. REVERSE STOCK SPLIT FOR CLASS B:

     On September 17, 1999, a reverse stock split was declared for the Class B shares of certain Funds, using the following reverse split percentages:

                                                                  REVERSE SPLIT
    FUND                                                           PERCENTAGE
    ----                                                          -------------
    Hartford Advisers HLS Fund, Inc.............................        29.67%
    Hartford Bond HLS Fund, Inc.................................        93.07

12. HARTFORD LIFE ACQUISITION:

     On April 2, 2001, Hartford Life and Accident Insurance Company ("Hartford Life") acquired Fortis Advisers, Inc. ("Fortis Advisers") and its subsidiaries, including Fortis Investors, Inc. ("Fortis Investors"). Hartford Life is a subsidiary of The Hartford Financial Services Group ("The Hartford"), a publicly held company.

     Maryland Redomestication: On April 29, 2002, Hartford SmallCap Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Value Opportunities HLS Fund, Hartford U.S. Government Securities HLS Fund were redomesticated as a series of a New Maryland Corporation, Hartford HLS Series Fund II, Inc.

13. FUND MERGERS

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. At a special meeting of shareholders, held on April 29, 2002, shareholders of Fortis Asset Allocation Series, Fortis Global Growth Series, Fortis Growth & Income Series, Fortis HighYield Series, Fortis Diversified Income Series, Fortis S&P 500 Index Series and Fortis Money Market Series (each a "Fortis Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford HLS Mutual Funds (the "Plan").

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

     The final shareholder voting results were as follows:

                                                                      SHARES VOTED   SHARES VOTED    SHARES
                                                                          FOR          AGAINST      ABSTAINED
                                                                      ------------   ------------   ---------
        Fortis Asset Allocation Series..............................     29,912          935          2,805
        Fortis Global Growth Series.................................     13,220          553            950
        Fortis Growth and Income Series.............................     12,409          261            981
        Fortis High Yield Series....................................      6,752          153            391
        Fortis Diversified Income Series............................      7,617          215            606
        Fortis S&P 500 Index Series.................................     16,736          571          1,177
        Fortis Money Market Series..................................     10,149          304          1,114

     Under the terms of the Plan, and pursuant to the approval by shareholders of each Fortis Fund, the assets of each Fortis Fund were acquired by a corresponding series of the Hartford HLS Mutual Funds (the "Hartford Fund") on April 30, 2002. The Hartford Fund acquired the Fortis Fund's assets in exchange for the Hartford Fund's shares, which were distributed pro rata by each Fortis Fund to the holders of its shares on April 30, 2002, in complete liquidation of the Fortis Fund.

     Fortis Asset Allocation Series merged into Hartford Advisers HLS Fund, Inc. Fortis Global Growth Series merged into Hartford Global Leaders HLS Fund Fortis Growth & Income Series merged into Hartford Growth & Income HLS Fund Fortis High Yield Series merged into Hartford High Yield HLS Fund
     Fortis Diversified Income Series merged into Hartford Bond HLS Fund, Inc. Fortis S&P 500 Index Series merged into Hartford Index HLS Fund, Inc. Fortis Money Market Series merged into Hartford Money Market HLS Fund, Inc.

--------------------------------------------------------------------------------

     The mergers were accomplished by tax free exchanges as detailed below:

        HARTFORD ADVISERS HLS FUND, INC.                               CLASS IA    CLASS IB
        --------------------------------                              ----------   --------
        Net assets of Fortis Asset Allocation on April 30, 2002.....     488,111        --
        Fortis Asset Alocation shares exchanged.....................      34,477        --
        Hartford Advisers shares issued.............................     220,049        --
        Net assets of Hartford Advisers immediately before the
          merger....................................................  11,086,683   588,603
        Net assets of Hartford Advisers immediately after the
          merger....................................................  11,574,794   588,603

        HARTFORD GLOBAL LEADERS HLS FUND, INC.                        CLASS IA   CLASS IB
        --------------------------------------                        --------   --------
        Net assets of Fortis Global Growth on April 30, 2002........  253,327         --
        Fortis Global Growth shares exchanged.......................   17,918         --
        Hartford Global Leaders shares issued.......................  183,080         --
        Net assets of Hartford Global Leaders immediately before the
          merger....................................................  469,286     52,090
        Net assets of Hartford Global Leaders immediately after the
          merger....................................................  722,613     52,090

        HARTFORD GROWTH & INCOME HLS FUND                             CLASS IA   CLASS IB
        ---------------------------------                             --------   --------
        Net assets of Fortis Growth & Income on April 30, 2002......  200,110         --
        Fortis Growth & Income shares exchanged.....................   15,260         --
        Hartford Growth & Income shares issued......................  186,135         --
        Net assets of Hartford Growth and Income immediately before
          the merger................................................  395,598     51,483
        Net assets of Hartford Growth and Income immediately after
          the merger................................................  595,708     51,483

        HARTFORD HIGH YIELD HLS FUND                                  CLASS IA   CLASS IB
        ----------------------------                                  --------   --------
        Net assets of Fortis High Yield on April 30, 2002...........   48,048         --
        Fortis High Yield shares exchanged..........................    8,528         --
        Hartford High Yield shares issued...........................   50,750         --
        Net assets of Hartford High Yield immediately before the
          merger....................................................  142,974     34,629
        Net assets of Hartford High Yield immediately after the
          merger....................................................  191,022     34,629

        HARTFORD BOND HLS FUND, INC.                                  CLASS IA    CLASS IB
        ----------------------------                                  ---------   --------
        Net assets of Fortis Diversified Income on April 30, 2002...     90,378        --
        Fortis Diversified Income shares exchanged..................      9,225        --
        Hartford Bond shares issued.................................     77,738        --
        Net assets of Hartford Bond immediately before the merger...  1,582,247   194,002
        Net assets of Hartford Bond immediately after the merger....  1,672,625   194,002

        HARTFORD INDEX HLS FUND, INC.                                 CLASS IA    CLASS IB
        -----------------------------                                 ---------   --------
        Net assets of Fortis S&P 500 on April 30, 2002..............    293,220        --
        Fortis S&P 500 shares exchanged.............................     19,110        --
        Hartford Index shares issued................................     97,998        --
        Net assets of Hartford Index immediately before the
          merger....................................................  1,846,941    54,976
        Net assets of Hartford Index immediately after the merger...  2,140,161    54,976

        HARTFORD MONEY MARKET HLS FUND, INC.                          CLASS IA    CLASS IB
        ------------------------------------                          ---------   --------
        Net assets of Fortis Money Market on April 30, 2002.........    122,443        --
        Fortis Money Market shares exchanged........................     11,346        --
        Hartford Money Market shares issued.........................    122,443        --
        Net assets of Hartford Money Market immediately before the
          merger....................................................  1,794,364   166,561
        Net assets of Hartford Money Market immediately after the
          merger....................................................  1,916,807   166,561

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

     The Fortis Asset Allocation Series, Fortis Global Growth Series, Fortis Growth & Income Series, Fortis High Yield Series, Fortis Diversified Income Series, Fortis S&P 500 Index Series and Fortis Money Market Series had unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as follows:

                                                                      UNREALIZED     ACCUMULATED
                                                                     APPRECIATION    NET REALIZED
        FUND                                                        (DEPRECIATION)     (LOSSES)     CAPITAL STOCK
        ----                                                        --------------   ------------   -------------
        Fortis Asset Allocation Series............................     $(28,666)       $(12,278)      $529,055
        Fortis Global Growth Series...............................        9,623          (3,966)       247,671
        Fortis Growth and Income Series...........................      (10,883)           (792)       211,785
        Fortis High Yield Series..................................      (11,371)        (20,858)        80,277
        Fortis Diversified Income Series..........................       (3,540)         (8,690)       102,608
        Fortis S&P 500 Index Series...............................      (20,814)             --        293,220
        Fortis Money Market Series................................           --              --        122,443

14. CHANGE IN INDEPENDENT AUDITORS:

     On April 30, 2002, Ernst & Young LLP replaced Arthur Andersen LLP as independent auditors of the Hartford Index HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Bond HLS Fund, Inc., Hartford Money Market HLS Fund, Inc. and Hartford Series Fund, Inc. The reports of Arthur Andersen LLP on the financial statements of the Funds for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through April 30, 2002, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

                      (This page intentionally left blank)

 HARTFORD HLS MUTUAL FUNDS

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  -- SELECTED PER-SHARE DATA (4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD SMALLCAP GROWTH HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................  $16.440     $(0.028)      $(3.004)      $(3.032)     $    --
   From inception, May 1, 2002
     through June 30, 2002
     (Unaudited)
   Class IB........................   15.894      (0.006)       (2.432)       (2.438)          --
   For the Year Ended December 31
   2001............................   23.730          --        (4.910)       (4.910)          --
   2000............................   33.790          --        (3.060)       (3.060)          --
   1999............................   16.700      (0.040)       17.860        17.820       (0.010)
   1998............................   13.810       0.010         2.910         2.920       (0.030)
   1997............................   13.620       0.030         0.190         0.190           --
HARTFORD GROWTH OPPORTUNITIES HLS
 FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................   22.660      (0.026)       (4.052)       (4.078)          --
   From inception, May 1, 2002
     through June 30, 2002
     (Unaudited)
   Class IB........................   21.362      (0.010)       (2.777)       (2.787)          --
   For the Year Ended December 31
   2001............................   40.660          --        (9.210)       (9.210)          --
   2000............................   45.140      (0.030)        2.990         2.960           --
   1999............................   41.090      (0.050)       17.420        17.370       (0.090)
   1998............................   36.640       0.090         6.400         6.490       (0.130)
   1997............................   32.590       0.120         3.930         4.050           --
HARTFORD CAPITAL OPPORTUNITIES HLS
 FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)..........    7.150      (0.005)       (1.421)       (1.426)          --
   For the Year Ended December 31,
     2001..........................    9.370      (0.010)       (2.210)       (2.220)          --
   From inception, May 1, 2000
     through December 31, 2000.....   10.610      (0.010)       (1.230)       (1.240)          --
HARTFORD LARGE CAP GROWTH HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)..........   10.090      (0.012)       (2.129)       (2.141)          --
   For the Year Ended December 31
   2001............................   11.860      (0.010)       (1.760)       (1.770)          --
   2000............................   15.050      (0.030)       (2.590)       (2.620)          --
   1999............................   12.040      (0.010)        3.280         3.270           --
   From inception, May 1, 1998
     through December 31, 1998.....   10.160          --         1.880         1.880           --
HARTFORD MID CAP STOCK HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)..........    9.850       0.002        (0.114)       (0.112)          --
   For the Year Ended December 31
   2001............................   10.310       0.010        (0.440)       (0.430)      (0.010)
   2000............................   10.680       0.020         0.930         0.950       (0.020)
   1999............................    9.640       0.010         1.040         1.050       (0.010)
   From inception, May 1, 1998
     through December 31, 1998.....    9.940       0.020        (0.300)       (0.280)      (0.020)

                                                  -- SELECTED PER-SHARE DATA (4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD SMALLCAP GROWTH HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        $--          $     --           $--
   From inception, May 1, 2002
     through June 30, 2002
     (Unaudited)
   Class IB........................        --                 --           --
   For the Year Ended December 31
   2001............................        --             (2.380)          --
   2000............................        --             (7.000)          --
   1999............................        --             (0.720)          --
   1998............................        --                 --           --
   1997............................        --                 --           --
HARTFORD GROWTH OPPORTUNITIES HLS
 FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        --                 --           --
   From inception, May 1, 2002
     through June 30, 2002
     (Unaudited)
   Class IB........................        --                 --           --
   For the Year Ended December 31
   2001............................        --             (8.790)          --
   2000............................        --             (7.440)          --
   1999............................        --            (13.230)          --
   1998............................        --             (1.910)          --
   1997............................        --                 --           --
HARTFORD CAPITAL OPPORTUNITIES HLS
 FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)..........        --                 --           --
   For the Year Ended December 31,
     2001..........................        --                 --           --
   From inception, May 1, 2000
     through December 31, 2000.....        --                 --           --
HARTFORD LARGE CAP GROWTH HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)..........        --                 --           --
   For the Year Ended December 31
   2001............................        --                 --           --
   2000............................        --             (0.570)          --
   1999............................        --             (0.260)          --
   From inception, May 1, 1998
     through December 31, 1998.....        --                 --           --
HARTFORD MID CAP STOCK HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)..........        --                 --           --
   For the Year Ended December 31
   2001............................        --             (0.020)          --
   2000............................        --             (1.300)          --
   1999............................        --                 --           --
   From inception, May 1, 1998
     through December 31, 1998.....        --                 --           --

---------------
 (1) Annualized.
 (4) Information presented relates to a share of capital stock outstanding for the indicated period.
 (7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (8) Advisers has voluntarily undertaken to limit annual expenses for Capital Opportunities Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets until the fund reaches $10,000,000 in average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.38% and (.19%), respectively.
 (9) Advisers has voluntarily undertaken to limit annual expenses for Large Cap Growth Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.27% and .01%, respectively.
(10) Advisers has voluntarily undertaken to limit annual expenses for Mid Cap Stock Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.40% and .04%, respectively.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                    -- RATIOS AND SUPPLEMENTAL DATA --
------------------------------------------------------------------------------------------------------------------------------------
                                                                               RATIO OF       RATIO OF       RATIO OF
                                                                               EXPENSES       EXPENSES         NET
                                       NET ASSET              NET ASSETS      TO AVERAGE     TO AVERAGE     INVESTMENT
                      NET INCREASE     VALUE AT                AT END OF      NET ASSETS     NET ASSETS       INCOME       PORTFOLIO
        TOTAL        (DECREASE) IN        END      TOTAL        PERIOD          AFTER          BEFORE       TO AVERAGE     TURNOVER
    DISTRIBUTIONS   NET ASSETS VALUE   OF PERIOD   RETURN   (000'S OMITTED)    WAIVERS        WAIVERS       NET ASSETS     RATE (7)
    -------------   ----------------   ---------   ------   ---------------   ----------     ----------     ----------     ---------
      $     --          $ (3.032)       $13.408    (18.43)%   $  212,321         0.69%(1)       0.69%(1)      (0.36)%(1)       53%
            --            (2.438)        13.456    (18.53)           324         0.94(1)        0.94(1)       (0.61)(1)        53
        (2.380)           (7.290)        16.440    (20.18)       272,272         0.68           0.68          (0.02)          164
        (7.000)          (10.060)        23.730    (15.08)       352,615         0.66           0.66           0.01           160
        (0.730)           17.090         33.790    109.25        333,158         0.72           0.72          (0.22)          264
        (0.030)            2.890         16.700    21.17         149,860         0.72           0.72           0.06           135
            --             0.190         13.810     1.43         122,455         0.76           0.76           0.24            25
            --            (4.078)        18.582    (18.00)       585,093         0.67(1)        0.67(1)       (0.24)(1)        87
            --            (2.787)        18.575    (18.10)           233         0.92(1)        0.92(1)       (0.49)(1)        87
        (8.790)          (18.000)        22.660    (22.85)       755,068         0.65           0.65          (0.01)          228
        (7.440)           (4.480)        40.660     3.99       1,063,005         0.64           0.64          (0.08)          120
       (13.320)            4.050         45.140    55.17       1,044,728         0.66           0.66          (0.18)          175
        (1.910)            4.450         41.090    19.01         762,354         0.65           0.65           0.21           106
            --             4.050         36.640    12.42         707,155         0.66           0.66           0.33            19
            --            (1.426)         5.724    (20.00)        19,957         1.17(1)        1.17(1)       (0.16)(1)        40
            --            (2.220)         7.150    (23.63)        23,514         1.16           1.16          (0.19)          102
            --            (1.240)         9.370    (11.68)        16,162         1.31(1)(8)     1.38(1)(8)    (0.12)(1)(8)     63
            --            (2.141)         7.949    (21.26)        64,562         0.97(1)        0.97(1)       (0.27)(1)        21
            --            (1.770)        10.090    (14.89)        86,475         0.95           0.95          (0.11)           77
        (0.570)           (3.190)        11.860    (17.95)        98,814         0.96           0.96          (0.27)           68
        (0.260)            3.010         15.050    27.22          87,061         0.97           0.97          (0.09)           50
            --             1.880         12.040    18.61          19,121         1.25(1)(9)     1.27(1)(9)    (0.03)(1)(9)     36
            --            (0.112)         9.738    (1.15)         52,483         1.00(1)        1.00(1)        0.03(1)         30
        (0.030)           (0.460)         9.850    (4.17)         46,758         1.02           1.02           0.07            79
        (1.320)           (0.370)        10.310     8.71          37,767         1.05           1.05           0.18           123
        (0.010)            1.040         10.680    10.97          24,800         1.18           1.18           0.15            73
        (0.020)           (0.300)         9.640    (2.89)         12,995         1.25(1)(10)    1.40(1)(10)    0.19(1)(10)     66

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                  -- SELECTED PER-SHARE DATA (4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD INVESTORS GROWTH HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)..........  $ 7.030     $(0.022)      $(1.256)      $(1.278)     $    --
   For the Year Ended December 31,
     2001..........................    9.350      (0.030)       (2.290)       (2.320)          --
   From inception, May 1, 2000
     through December 31, 2000.....   10.420      (0.020)       (1.040)       (1.060)          --
HARTFORD BLUE CHIP STOCK II HLS
 FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)..........    7.070      (0.004)       (1.203)       (1.207)          --
   For the Year Ended December 31,
     2001..........................    9.120          --        (2.050)       (2.050)          --
   From inception, May 1, 2000
     through December 31, 2000.....   10.360      (0.010)       (1.230)       (1.240)          --
HARTFORD BLUE CHIP STOCK HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)..........   16.800      (0.004)       (2.852)       (2.856)          --
   For the Year Ended December 31
   2001............................   19.630          --        (2.830)       (2.830)          --
   2000............................   21.930      (0.020)       (0.410)       (0.430)          --
   1999............................   18.580       0.020         3.650         3.670       (0.020)
   1998............................   14.760       0.050         4.090         4.140       (0.060)
   1997............................   11.670       0.070         3.080         3.150       (0.060)
HARTFORD VALUE OPPORTUNITIES HLS
 FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................   14.830       0.040        (2.508)       (2.468)      (0.094)
   From inception, May 1, 2002
     through June 30, 2002
     (Unaudited)
   Class IB........................   13.562       0.003        (1.576)       (1.573)          --
   For the Year Ended December 31
   2001............................   17.380       0.080        (0.480)       (0.400)      (0.110)
   2000............................   15.650       0.140         2.680         2.820       (0.130)
   1999............................   14.380       0.130         1.150         1.280           --
   1998............................   13.420       0.160         1.130         1.290       (0.160)
   1997............................   11.380       0.120         2.750         2.870       (0.130)
HARTFORD SMALL CAP VALUE HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)..........   14.200       0.026         0.279         0.305       (0.104)
   For the Year Ended December 31
   2001............................   11.740       0.130         2.330         2.460           --
   2000............................   10.200       0.170         2.540         2.710       (0.170)
   1999............................    9.280       0.120         1.270         1.390         (.11)
   From inception, May 1, 1998
     through December 31, 1998.....    9.960       0.070        (0.620)       (0.550)      (0.070)

                                                  -- SELECTED PER-SHARE DATA (4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD INVESTORS GROWTH HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)..........        $--           $    --           $--
   For the Year Ended December 31,
     2001..........................        --                 --           --
   From inception, May 1, 2000
     through December 31, 2000.....        --             (0.010)          --
HARTFORD BLUE CHIP STOCK II HLS
 FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)..........        --                 --           --
   For the Year Ended December 31,
     2001..........................        --                 --           --
   From inception, May 1, 2000
     through December 31, 2000.....        --                 --           --
HARTFORD BLUE CHIP STOCK HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)..........        --                 --           --
   For the Year Ended December 31
   2001............................        --                 --           --
   2000............................        --             (1.870)          --
   1999............................        --             (0.300)          --
   1998............................        --             (0.260)          --
   1997............................        --                 --           --
HARTFORD VALUE OPPORTUNITIES HLS
 FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        --             (0.275)          --
   From inception, May 1, 2002
     through June 30, 2002
     (Unaudited)
   Class IB........................        --                 --           --
   For the Year Ended December 31
   2001............................        --             (2.040)          --
   2000............................        --             (0.960)          --
   1999............................        --             (0.010)          --
   1998............................        --             (0.170)          --
   1997............................        --             (0.700)          --
HARTFORD SMALL CAP VALUE HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)..........        --             (1.363)          --
   For the Year Ended December 31
   2001............................        --                 --           --
   2000............................        --             (1.000)          --
   1999............................        --             (0.360)          --
   From inception, May 1, 1998
     through December 31, 1998.....        --             (0.060)          --

---------------
 (1) Annualized.
 (4) Information presented relates to a share of capital stock outstanding for the indicated period.
 (7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(11) Advisers has voluntarily undertaken to limit annual expenses for Investor Growth Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets until the fund reaches $10,000,000 in average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.53% and (.42%), respectively.
(12) Advisers has voluntarily undertaken to limit annual expenses for Blue Chip Stock II (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets until the fund reaches $10,000,000 in average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.50% and (.28%), respectively.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                    -- RATIOS AND SUPPLEMENTAL DATA --
------------------------------------------------------------------------------------------------------------------------------------
                                                                               RATIO OF       RATIO OF       RATIO OF
                                                                               EXPENSES       EXPENSES         NET
                                       NET ASSET              NET ASSETS      TO AVERAGE     TO AVERAGE     INVESTMENT
                      NET INCREASE     VALUE AT                AT END OF      NET ASSETS     NET ASSETS       INCOME       PORTFOLIO
        TOTAL        (DECREASE) IN        END      TOTAL        PERIOD          AFTER          BEFORE       TO AVERAGE     TURNOVER
    DISTRIBUTIONS   NET ASSETS VALUE   OF PERIOD   RETURN   (000'S OMITTED)    WAIVERS        WAIVERS       NET ASSETS     RATE (7)
    -------------   ----------------   ---------   ------   ---------------   ----------     ----------     ----------     ---------
       $    --          $(1.278)        $ 5.752    (18.23)%    $ 16,235          1.44%(1)       1.44%(1)      (0.67)%(1)       95%
            --           (2.320)          7.030    (24.78)       18,615          1.51           1.51          (0.56)          274
        (0.010)          (1.070)          9.350    (10.16)       14,052          1.39(1)(11)    1.53(1)(11)   (0.28)(1)(11)    164
            --           (1.207)          5.863    (17.09)       18,776          1.13(1)        1.13(1)       (0.11)(1)        20
            --           (2.050)          7.070    (22.49)       21,286          1.10           1.10          (0.03)           19
            --           (1.240)          9.120    (11.95)       15,186          1.38(1)(12)    1.50(1)(12)   (0.16)(1)(12)     18
            --           (2.856)         13.944    (17.00)      188,964          0.93(1)        0.93(1)       (0.05)(1)        21
            --           (2.830)         16.800    (14.41)      239,597          0.92           0.92          (0.01)           47
        (1.870)          (2.300)         19.630    (2.47)       293,654          0.92           0.92          (0.09)           52
        (0.320)           3.350          21.930    19.88        284,229          0.92           0.92           0.10            40
        (0.320)           3.820          18.580    28.07        182,921          0.94           0.94           0.41            34
        (0.060)           3.090          14.760    27.00         78,729          1.02           1.02           0.75            24
        (0.369)          (2.837)         11.993    (17.12)      104,990          0.74(1)        0.74(1)        0.56(1)         33
            --           (1.573)         11.989    (17.22)          173          0.99(1)        0.99(1)        0.31(1)         33
        (2.150)          (2.550)         14.830    (2.55)       130,567          0.73           0.73           0.68           147
        (1.090)           1.730          17.380    18.49        111,590          0.76           0.76           0.87           171
        (0.010)           1.270          15.650     8.96         94,583          0.78           0.78           0.85           211
        (0.330)           0.960          14.380     9.64         87,604          0.76           0.76           1.26           332
        (0.830)           2.040          13.420    25.24         55,058          0.83           0.83           1.41           121
        (1.468)          (1.163)         13.037     1.66        117,183          0.93(1)        0.93(1)        0.45(1)         14
            --            2.460          14.200    21.01        108,672          0.96           0.96           1.19            49
        (1.170)           1.540          11.740    27.00         58,027          1.03           1.03           1.71            90
        (0.470)           0.920          10.200    15.34         39,171          1.04           1.04           1.57            68
        (0.130)          (0.680)          9.280    (5.48)        16,503          1.24(1)        1.24(1)        1.56(1)         57

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                  -- SELECTED PER-SHARE DATA (4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD GLOBAL LEADERS HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................  $  1.44     $ 0.006       $(0.121)      $(0.115)     $(0.001)
   Class IB........................     1.44       0.006        (0.126)       (0.120)          --
   For the Year Ended December 31,
     2001
   Class IA........................    1.759       0.011        (0.305)       (0.294)      (0.008)
   Class IB........................    1.757       0.008        (0.302)       (0.294)      (0.006)
   For the Year Ended December 31,
     2000
   Class IA........................    1.913       0.008        (0.142)       (0.134)      (0.009)
   Class IB........................    1.912      (0.006)       (0.130)       (0.136)      (0.008)
   For the Year Ended December 31,
     1999
   Class IA........................    1.285       0.003         0.642         0.645       (0.003)
   Class IB........................    1.285       0.007         0.634         0.641           --
   From inception, September 30,
     1998 through December 31, 1998
   Class IA........................    1.000       0.001         0.318         0.319       (0.002)
   Class IB........................    1.000       0.002         0.316         0.318       (0.001)
HARTFORD INTERNATIONAL STOCK HLS
 FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)..........   10.430       0.112         0.089         0.201       (0.089)
   For the Year Ended December 31
   2001............................   15.070       0.110        (3.620)       (3.510)          --
   2000............................   17.940       0.060        (1.780)       (1.720)      (0.470)
   1999............................   14.480       0.180         3.300         3.480       (0.010)
   1998............................   13.360       0.150         2.030         2.180       (0.260)
   1997............................   12.440       0.130         1.350         1.480       (0.150)
HARTFORD GROWTH AND INCOME HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................    1.170          --        (0.194)       (0.194)      (0.004)
   Class IB........................    1.170       0.001        (0.200)       (0.199)      (0.003)
   For the Year Ended December 31,
     2001
   Class IA........................    1.326       0.006        (0.112)       (0.106)          --
   Class IB........................    1.323       0.005        (0.108)       (0.103)          --
   For the Year Ended December 31,
     2000
   Class IA........................    1.432       0.005        (0.085)       (0.080)      (0.005)
   Class IB........................    1.430      (0.008)       (0.074)       (0.082)      (0.004)
   For the Year Ended December 31,
     1999
   Class IA........................    1.186       0.004         0.255         0.259       (0.004)
   Class IB........................    1.185       0.006         0.250         0.256       (0.002)
   From inception, May 31, 1998
     through December 31, 1998
   Class IA........................    1.000       0.005         0.185         0.190       (0.004)
   Class IB........................    1.000       0.009         0.179         0.188       (0.003)

                                                  -- SELECTED PER-SHARE DATA (4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD GLOBAL LEADERS HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        $--           $    --           $--
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     2001
   Class IA........................        --             (0.017)          --
   Class IB........................        --             (0.017)          --
   For the Year Ended December 31,
     2000
   Class IA........................        --             (0.011)          --
   Class IB........................        --             (0.011)          --
   For the Year Ended December 31,
     1999
   Class IA........................        --             (0.014)          --
   Class IB........................        --             (0.014)          --
   From inception, September 30,
     1998 through December 31, 1998
   Class IA........................        --             (0.032)          --
   Class IB........................        --             (0.032)          --
HARTFORD INTERNATIONAL STOCK HLS
 FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)..........        --                 --           --
   For the Year Ended December 31
   2001............................        --             (1.130)          --
   2000............................        --             (0.680)          --
   1999............................        --             (0.010)          --
   1998............................        --             (0.800)          --
   1997............................        --             (0.410)          --
HARTFORD GROWTH AND INCOME HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     2001
   Class IA........................        --             (0.050)          --
   Class IB........................        --             (0.050)          --
   For the Year Ended December 31,
     2000
   Class IA........................        --             (0.021)          --
   Class IB........................        --             (0.021)          --
   For the Year Ended December 31,
     1999
   Class IA........................        --             (0.009)          --
   Class IB........................        --             (0.009)          --
   From inception, May 31, 1998
     through December 31, 1998
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Life Insurance Companies) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
--------------------------------------------------------------------------------------------------------------------------------
                                                                               RATIO OF     RATIO OF     RATIO OF
                                                                               EXPENSES     EXPENSES       NET
                                       NET ASSET              NET ASSETS      TO AVERAGE   TO AVERAGE   INVESTMENT
                      NET INCREASE     VALUE AT                AT END OF      NET ASSETS   NET ASSETS     INCOME       PORTFOLIO
        TOTAL        (DECREASE) IN        END      TOTAL        PERIOD          AFTER        BEFORE     TO AVERAGE     TURNOVER
    DISTRIBUTIONS   NET ASSETS VALUE   OF PERIOD   RETURN   (000'S OMITTED)    WAIVERS      WAIVERS     NET ASSETS     RATE (7)
    -------------   ----------------   ---------   ------   ---------------   ----------   ----------   ----------     ---------
       $(0.001)         $(0.116)        $ 1.324    (8.21)%     $676,758          0.80%(1)     0.80%(1)     1.22%(1)       154%
            --           (0.120)          1.320    (8.32)        52,468          1.00(1)      1.05(1)      1.02(1)        154
        (0.025)          (0.319)          1.440    (16.58)      484,661          0.81         0.81         0.71           363
        (0.023)          (0.317)          1.440    (16.73)       49,356          0.99         1.06         0.53           363
        (0.020)          (0.154)          1.759    (7.06)       572,517          0.81         0.81         0.63           367
        (0.019)          (0.155)          1.757    (7.22)        25,869          0.99         1.06         0.45           367
        (0.017)           0.628           1.913    50.37        179,675          0.86         0.91         0.54(3)        207
        (0.014)           0.627           1.912    50.11             69          1.04         1.16         0.36(3)        207
        (0.034)           0.285           1.285    31.88(2)       5,761          0.89(1)      1.46(1)      0.63(1)(3)      48
        (0.033)           0.285           1.285    31.82(2)          39          0.98(1)      1.55(1)      0.59(1)(3)      48
        (0.089)           0.112          10.542     1.98        101,466          0.96(1)      0.96(1)      2.08(1)         30
        (1.130)          (4.640)         10.430    (24.17)      105,313          0.94         0.94         0.89            58
        (1.150)          (2.870)         15.070    (9.79)       149,229          0.93         0.93         0.85            44
        (0.020)           3.460          17.940    23.99        143,969          0.94         0.94         1.26            29
        (1.060)           1.120          14.480    16.47        103,056          0.94         0.94         1.20            44
        (0.560)           0.920          13.360    11.99         79,142          1.08         1.08         1.10            30
        (0.004)          (0.198)          0.972    (16.73)      531,169          0.78(1)      0.78(1)      0.52(1)         48
        (0.003)          (0.202)          0.968    (16.84)       50,011          0.98(1)      1.03(1)      0.32(1)         48
        (0.050)          (0.156)          1.170    (8.02)       416,013          0.79         0.79         0.54            85
        (0.050)          (0.153)          1.170    (8.18)        46,599          0.97         1.04         0.36            85
        (0.026)          (0.106)          1.326    (5.64)       379,905          0.79         0.79         0.41            73
        (0.025)          (0.107)          1.323    (5.81)        14,898          0.97         1.04         0.23            73
        (0.013)           0.246           1.432    21.82        201,857          0.82         0.82         0.63            54
        (0.011)           0.245           1.430    21.61             14          1.00         1.07         0.45            54
        (0.004)           0.186           1.186    19.05(2)      25,312          0.28(1)      0.84(1)      1.42(1)(3)      30
        (0.003)           0.185           1.185    18.82(2)          11          0.44(1)      1.00(1)      1.34(1)(3)      30

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                  -- SELECTED PER-SHARE DATA (4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD INDEX HLS FUND, INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................  $ 3.180     $ 0.014       $(0.437)      $(0.423)     $(0.002)
   Class IB........................    3.180       0.015        (0.446)       (0.431)      (0.002)
   For the Year Ended December 31,
     2001
   Class IA........................    3.725       0.031        (0.488)       (0.457)      (0.029)
   Class IB........................    3.720       0.030        (0.486)       (0.456)      (0.025)
   For the Year Ended December 31,
     2000
   Class IA........................    4.189       0.030        (0.424)       (0.394)      (0.031)
   Class IB........................    4.189       0.037        (0.439)       (0.402)      (0.028)
   For the Year Ended December 31,
     1999
   Class IA........................    3.570       0.034         0.685         0.719       (0.040)
   From inception November 9, 1999
     through December 31, 1999
   Class IB........................    3.922       0.004         0.298         0.302       (0.032)
   For the Year Ended December 31
   1998............................    2.878       0.032         0.759         0.791       (0.027)
   1997............................    2.382       0.035         0.692         0.727       (0.035)
HARTFORD AMERICAN LEADERS HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)..........   10.350       0.045        (0.949)       (0.904)      (0.056)
   For the Year Ended December 31,
     2001..........................   10.800       0.060        (0.440)       (0.380)          --
   From inception, May 1, 2000
     through December 31, 2000.....   10.350       0.040         0.470         0.510       (0.070)
HARTFORD GLOBAL EQUITY HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)..........    8.600       0.015        (0.321)       (0.306)          --
   For the Year Ended December 31,
     2001..........................    9.580       0.010        (0.940)       (0.930)      (0.010)
   From inception, May 1, 2000
     through December 31, 2000.....   10.280       0.010        (0.680)       (0.670)      (0.030)
HARTFORD INTERNATIONAL STOCK II HLS
 FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)..........    8.750       0.067        (0.302)       (0.235)      (0.032)
   For the Year Ended December 31
   2001............................   11.150       0.040        (2.440)       (2.400)          --
   2000(15)........................   13.170      (0.140)       (0.890)       (1.030)      (0.020)
   1999............................   14.320       0.220        (0.340)       (0.120)      (0.240)
   1998............................   13.290       0.280         1.810         2.090       (0.310)
   1997............................   12.340       0.280         1.390         1.670       (0.260)

                                                  -- SELECTED PER-SHARE DATA (4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD INDEX HLS FUND, INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        $--           $(0.103)        $    --
   Class IB........................        --             (0.103)             --
   For the Year Ended December 31,
     2001
   Class IA........................        --             (0.059)             --
   Class IB........................        --             (0.059)             --
   For the Year Ended December 31,
     2000
   Class IA........................        --             (0.039)             --
   Class IB........................        --             (0.039)             --
   For the Year Ended December 31,
     1999
   Class IA........................        --             (0.060)             --
   From inception November 9, 1999
     through December 31, 1999
   Class IB........................        --             (0.003)             --
   For the Year Ended December 31
   1998............................        --             (0.072)             --
   1997............................        --             (0.196)             --
HARTFORD AMERICAN LEADERS HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)..........        --                 --              --
   For the Year Ended December 31,
     2001..........................        --             (0.070)             --
   From inception, May 1, 2000
     through December 31, 2000.....        --             (0.010)             --
HARTFORD GLOBAL EQUITY HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)..........        --                 --              --
   For the Year Ended December 31,
     2001..........................        --                 --          (0.040)
   From inception, May 1, 2000
     through December 31, 2000.....        --                 --              --
HARTFORD INTERNATIONAL STOCK II HLS
 FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)..........        --                 --              --
   For the Year Ended December 31
   2001............................        --                 --              --
   2000(15)........................        --             (0.970)             --
   1999............................        --             (0.790)             --
   1998............................        --             (0.750)             --
   1997............................        --             (0.460)             --

---------------
 (1) Annualized.
 (2) Not annualized.
 (4) Information presented relates to a share of capital stock outstanding for the indicated period.
 (7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(13) Advisers has voluntarily undertaken to limit annual expenses for American Leader Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.50% and .55%, respectively.
(14) Advisers has voluntarily undertaken to limit annual expenses for Global Equity Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets until the fund reaches $10,000,000 in average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.86% and (.10%), respectively.
(15) Effective September 1, 2000, Global Asset Allocation Series changed sub-adviser and fund investment objective. The Series' new name is International Stock Series II. The investment objective of the Series was to maximize total return, to be derived primarily from capital appreciation, dividends and interest, by following a flexible asset allocation strategy investing in global securities. The new investment objective is long term growth of capital through investments primarily in the common stocks of well established, non-U.S. companies and diversified broadly among developed and emerging countries. The Series' sub-adviser changed from Morgan Stanley Asset Management LTD., to T. Rowe Price International, Inc.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                    -- RATIOS AND SUPPLEMENTAL DATA --
------------------------------------------------------------------------------------------------------------------------------------
                                                                               RATIO OF       RATIO OF       RATIO OF
                                                                               EXPENSES       EXPENSES         NET
                                       NET ASSET              NET ASSETS      TO AVERAGE     TO AVERAGE     INVESTMENT
                      NET INCREASE     VALUE AT                AT END OF      NET ASSETS     NET ASSETS       INCOME       PORTFOLIO
        TOTAL        (DECREASE) IN        END      TOTAL        PERIOD          AFTER          BEFORE       TO AVERAGE     TURNOVER
    DISTRIBUTIONS   NET ASSETS VALUE   OF PERIOD   RETURN   (000'S OMITTED)    WAIVERS        WAIVERS       NET ASSETS     RATE (7)
    -------------   ----------------   ---------   ------   ---------------   ----------     ----------     ----------     ---------
       $(0.105)         $(0.528)        $ 2.652    (13.36)%   $1,914,534         0.43%(1)       0.43%(1)       1.04%(1)          4%
        (0.105)          (0.536)          2.644    (13.45)        53,876         0.64(1)        0.68(1)        0.84(1)           4
        (0.088)          (0.545)          3.180    (12.31)     1,976,361         0.43           0.43           0.91              5
        (0.084)          (0.540)          3.180    (12.47)        46,056         0.61           0.68           0.73              5
        (0.070)          (0.464)          3.725    (9.50)      2,387,000         0.43           0.43           0.75              7
        (0.067)          (0.469)          3.720    (9.66)         16,272         0.61           0.68           0.57              7
        (0.100)           0.619           4.189    20.49       2,581,436         0.43           0.43           0.95              3
        (0.035)           0.267           4.189     7.73(2)           11         0.61(1)        0.68(1)        0.77(1)           3
        (0.099)           0.692           3.570    28.06       1,846,117         0.40           0.40           1.21              5
        (0.231)           0.496           2.878    32.61       1,123,455         0.39           0.39           1.52              6
        (0.056)          (0.960)          9.390    (8.80)         16,506         1.04(1)        1.04(1)        0.94(1)          32
        (0.070)          (0.450)         10.350    (3.48)         17,529         1.05           1.05           0.83             27
        (0.060)           0.450          10.800     4.85           7,836         1.25(1)(13)    1.50(1)(13)    0.80(1)(13)      27
            --           (0.306)          8.294    (3.59)         13,186         1.42(1)        1.42(1)        0.33(1)          29
        (0.050)          (0.980)          8.600    (9.60)         12,461         1.39           1.39           0.13             63
        (0.030)          (0.700)          9.580    (6.55)          9,833         1.43(1)(14)    1.86(1)(14)    0.33(1)(14)      53
        (0.032)          (0.267)          8.483    (2.73)         30,885         1.08(1)        1.08(1)        1.50(1)          12
            --           (2.400)          8.750    (21.47)        33,520         1.04           1.04           0.43             25
        (0.990)          (2.020)         11.150    (8.17)         46,235         1.06           1.06           1.72            130
        (1.030)          (1.150)         13.170    (0.87)         66,067         1.02           1.02           2.26             59
        (1.060)           1.030          14.320    15.96          69,086         1.01           1.01           2.13             69
        (0.720)           0.950          13.290    13.51          52,482         1.16           1.16           2.42             51

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                  -- SELECTED PER-SHARE DATA (4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD ADVISERS HLS FUND, INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................  $ 2.340     $ 0.024       $(0.253)      $(0.229)     $(0.041)
   Class IB........................    2.360       0.021        (0.258)       (0.237)      (0.039)
   For the Year Ended December 31,
     2001
   Class IA........................    2.665       0.064        (0.189)       (0.125)      (0.073)
   Class IB........................    2.663       0.050        (0.177)       (0.127)      (0.049)
   For the Year Ended December 31,
     2000
   Class IA........................    2.965       0.068        (0.088)       (0.020)      (0.023)
   Class IB........................    2.966       0.074        (0.098)       (0.024)      (0.022)
   For the Year Ended December 31,
     1999
   Class IA........................    2.985       0.068         0.221         0.289       (0.063)
   Class IB........................    3.577(6)    0.061(6)      0.221(6)      0.282(6)    (0.064)(6)
   For the Year Ended December 31,
     1998
   Class IA........................    2.527       0.061         0.546         0.607       (0.060)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................    3.371(6)    0.034(6)      0.367(6)      0.401(6)    (0.195)(6)
   For the Year Ended December 31
   1997............................    2.169       0.056         0.455         0.511       (0.055)
HARTFORD HIGH YIELD HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................    0.960       0.006        (0.075)       (0.069)      (0.049)
   Class IB........................    0.960       0.028        (0.101)       (0.073)      (0.048)
   For the Year Ended December 31,
     2001
   Class IA........................    0.939       0.078        (0.056)        0.022       (0.001)
   Class IB........................    0.938       0.084        (0.061)        0.023       (0.001)
   For the Year Ended December 31,
     2000
   Class IA........................    1.005       0.078        (0.068)        0.010       (0.076)
   Class IB........................    1.005       0.004         0.004         0.008       (0.075)
   For the Year Ended December 31,
     1999
   Class IA........................    1.017       0.060        (0.013)        0.047       (0.059)
   Class IB........................    1.017       0.085        (0.039)        0.046       (0.058)
   From inception, September 21,
     1998 through December 31, 1998
   Class IA........................    1.000       0.019         0.017         0.036       (0.019)
   Class IB........................    1.000       0.022         0.014         0.036       (0.019)
HARTFORD MULTI-SECTOR BOND HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)..........   11.090       0.311        (0.311)        0.000       (0.646)
   For the Year Ended December 31
   2001............................   10.500       0.660        (0.070)        0.590           --
   2000(16)........................   10.260       0.650        (0.210)        0.440       (0.200)
   1999............................   11.560       0.570        (1.440)       (0.870)      (0.350)
   1998............................   10.650       0.300         1.130         1.430       (0.190)
   1997............................   11.110       0.460        (0.450)        0.010       (0.370)

                                                  -- SELECTED PER-SHARE DATA (4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD ADVISERS HLS FUND, INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................       $--            $    --           $--
   Class IB........................        --                 --            --
   For the Year Ended December 31,
     2001
   Class IA........................        --             (0.127)           --
   Class IB........................        --             (0.127)           --
   For the Year Ended December 31,
     2000
   Class IA........................        --             (0.257)           --
   Class IB........................        --             (0.257)           --
   For the Year Ended December 31,
     1999
   Class IA........................        --             (0.246)           --
   Class IB........................        --(6)          (0.829)(6)        --(6)
   For the Year Ended December 31,
     1998
   Class IA........................        --             (0.089)           --
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................        --(6)              --(6)         --(6)
   For the Year Ended December 31
   1997............................        --             (0.098)           --
HARTFORD HIGH YIELD HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        --                 --            --
   Class IB........................        --                 --            --
   For the Year Ended December 31,
     2001
   Class IA........................        --                 --            --
   Class IB........................        --                 --            --
   For the Year Ended December 31,
     2000
   Class IA........................        --                 --            --
   Class IB........................        --                 --            --
   For the Year Ended December 31,
     1999
   Class IA........................        --                 --            --
   Class IB........................        --                 --            --
   From inception, September 21,
     1998 through December 31, 1998
   Class IA........................        --                 --            --
   Class IB........................        --                 --            --
HARTFORD MULTI-SECTOR BOND HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)..........        --                 --            --
   For the Year Ended December 31
   2001............................        --                 --            --
   2000(16)........................        --                 --            --
   1999............................        --             (0.080)           --
   1998............................        --             (0.330)           --
   1997............................        --             (0.100)           --

---------------
 (1) Annualized.
 (2) Not annualized.
 (3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Life Insurance Companies) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
 (4) Information presented relates to a share of capital stock outstanding for the indicated period.
 (6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999. (See Note 11)
 (7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(16) On March 15, 2000, Multisector Bond Series, formerly known as Global Bond Series, changed its investment objective in conjunction with a change in sub-advisor. As Global Bond Series, the Series invested principally in high quality U.S. and foreign government and corporate fixed income securities. The new investment objective of the fund is to invest in U.S. and foreign government obligations and fixed rate corporate debt including investment and non-investment grade bonds. The Series' sub-adviser changed from Mercury Asset Management International Ltd., to AIM Capital Management, Inc.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
--------------------------------------------------------------------------------------------------------------------------------
                                                                               RATIO OF     RATIO OF     RATIO OF
                                                                               EXPENSES     EXPENSES       NET
                                       NET ASSET              NET ASSETS      TO AVERAGE   TO AVERAGE   INVESTMENT
                      NET INCREASE     VALUE AT                AT END OF      NET ASSETS   NET ASSETS     INCOME       PORTFOLIO
        TOTAL        (DECREASE) IN        END      TOTAL        PERIOD          AFTER        BEFORE     TO AVERAGE     TURNOVER
    DISTRIBUTIONS   NET ASSETS VALUE   OF PERIOD   RETURN   (000'S OMITTED)    WAIVERS      WAIVERS     NET ASSETS     RATE (7)
    -------------   ----------------   ---------   ------   ---------------   ----------   ----------   ----------     ---------
       $(0.041)         $(0.270)        $ 2.070    (9.93)%    $10,767,495        0.66%(1)     0.66%(1)     2.26%(1)         25%
        (0.039)          (0.276)          2.084    (10.04)        594,322        0.87(1)      0.91(1)      2.05(1)          25
        (0.200)          (0.325)          2.340    (4.64)      11,836,564        0.66         0.66         2.51             34
        (0.176)          (0.303)          2.360    (4.81)         521,205        0.84         0.91         2.33             34
        (0.280)          (0.300)          2.665    (0.75)      13,430,507        0.66         0.66         2.47             40
        (0.279)          (0.303)          2.663    (0.92)         252,247        0.84         0.91         2.29             40
        (0.309)          (0.020)          2.965    10.59       14,082,895        0.65         0.66         2.46             38
        (0.893)(6)       (0.611)(6)       2.966(6) 10.39          137,318        0.83         0.91         2.28             38
        (0.149)           0.458           2.985    24.66       11,805,411        0.63         0.63         2.40             37
        (0.195)(6)        0.206(6)        3.577(6) 11.96(2)        34,714        0.83(1)      0.83         2.22(1)          37
        (0.153)           0.358           2.527    24.51        8,283,912        0.63         0.63         2.44             36
        (0.049)          (0.118)          0.842    (7.58)         183,311        0.81(1)      0.81(1)      9.84(1)          15
        (0.048)          (0.121)          0.839    (7.71)          31,425        1.01(1)      1.06(1)      9.63(1)          15
        (0.001)           0.021           0.960     2.69          127,044        0.81         0.81         9.70             63
        (0.001)           0.022           0.960     2.54           25,901        0.99         1.06         9.52             63
        (0.076)          (0.066)          0.939     1.03           66,104        0.81         0.81         9.15             69
        (0.075)          (0.067)          0.938     0.85            2,497        0.99         1.06         8.97             69
        (0.059)          (0.012)          1.005     4.70           52,731        0.72         0.84         8.36(3)          47
        (0.058)          (0.012)          1.005     4.49              102        0.90         1.09         8.18(3)          47
        (0.019)           0.017           1.017     3.59(2)        14,482        0.35(1)      0.92(1)      8.04(1)(3)       15
        (0.019)           0.017           1.017     3.53(2)           102        0.53(1)      1.10(1)      7.77(1)(3)       15
        (0.646)          (0.646)         10.444     0.04           30,523        0.86(1)      0.86(1)      6.07(1)          47
            --            0.590          11.090     5.58           30,648        0.86         0.86         6.54             73
        (0.200)           0.240          10.500     4.27           23,300        0.94         0.94         6.22            284
        (0.430)          (1.300)         10.260    (7.53)          24,926        0.90         0.90         3.83            194
        (0.520)           0.910          11.560    13.49           24,659        0.88         0.88         4.19            190
        (0.470)          (0.460)         10.650     0.14           20,692        1.10         1.10         4.41            168

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                  -- SELECTED PER-SHARE DATA (4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD BOND HLS FUND, INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................  $ 1.150      $0.022       $ 0.003       $ 0.025      $(0.048)
   Class IB........................    1.140       0.023         0.008         0.031       (0.047)
   For the Year Ended December 31,
     2001
   Class IA........................    1.108       0.046         0.052         0.098       (0.056)
   Class IB........................    1.107       0.041         0.047         0.088       (0.055)
   For the Year Ended December 31,
     2000
   Class IA........................    0.994       0.069         0.050         0.119       (0.005)
   Class IB........................    0.995       0.061         0.056         0.117       (0.005)
   For the Year Ended December 31,
     1999
   Class IA........................    1.081       0.062        (0.084)       (0.022)      (0.058)
   Class IB........................    1.083(6)    0.061(6)     (0.084)(6)    (0.023)(6)   (0.057)(6)
   For the Year Ended December 31,
     1998
   Class IA........................    1.050       0.053         0.032         0.085       (0.054)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................    1.075(6)    0.023(6)      0.040(6)      0.063(6)    (0.055)(6)
   For the Year Ended December 31
   1997............................    1.000       0.063         0.047         0.110       (0.060)
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................   10.790       0.228         0.210         0.438       (0.540)
   From inception, May 1, 2002
     through June 30, 2002
     (Unaudited)
   Class IB........................   10.518       0.017         0.153         0.170           --
   For the Year Ended December 31
   2001............................   10.590       0.500         0.280         0.780       (0.580)
   2000............................   10.130       0.700         0.460         1.160       (0.700)
   1999............................   10.930       0.630        (0.840)       (0.210)      (0.590)
   1998............................   10.680       0.600         0.340         0.940       (0.690)
   1997............................   10.570       0.800         0.120         0.920       (0.810)
HARTFORD MONEY MARKET HLS FUND,
 INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................    1.000       0.008            --         0.008       (0.008)
   Class IB........................    1.000       0.007            --         0.007       (0.007)
   For the Year Ended December 31,
     2001
   Class IA........................    1.000       0.038            --         0.038       (0.038)
   Class IB........................    1.000       0.036            --         0.036       (0.036)
   For the Year Ended December 31,
     2000
   Class IA........................    1.000       0.059            --         0.059       (0.059)
   Class IB........................    1.000       0.058            --         0.058       (0.058)
   For the Year Ended December 31,
     1999
   Class IA........................    1.000       0.070            --         0.070       (0.070)
   Class IB........................    1.000       0.068            --         0.068       (0.068)
   For the Year Ended December 31,
     1998
   Class IA........................    1.000       0.051            --         0.051       (0.051)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................    1.000       0.037            --         0.037       (0.037)
   For the Year Ended December 31
   1997............................    1.000       0.049            --         0.049       (0.049)

                                                  -- SELECTED PER-SHARE DATA (4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD BOND HLS FUND, INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        $--           $(0.014)          $--
   Class IB........................        --             (0.014)          --
   For the Year Ended December 31,
     2001
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     2000
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     1999
   Class IA........................        --             (0.007)          --
   Class IB........................          (6)          (0.008)(6)       --(6)
   For the Year Ended December 31,
     1998
   Class IA........................        --                 --           --
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................        --(6)              --(6)        --(6)
   For the Year Ended December 31
   1997............................        --                 --           --
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        --                 --           --
   From inception, May 1, 2002
     through June 30, 2002
     (Unaudited)
   Class IB........................        --                 --           --
   For the Year Ended December 31
   2001............................        --                 --           --
   2000............................        --                 --           --
   1999............................        --                 --           --
   1998............................        --                 --           --
   1997............................        --                 --           --
HARTFORD MONEY MARKET HLS FUND,
 INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     2001
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     2000
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     1999
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     1998
   Class IA........................        --                 --           --
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................        --                 --           --
   For the Year Ended December 31
   1997............................        --                 --           --

---------------
(1) Annualized.
(2) Not annualized.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999. (See Note 11)
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
------------------------------------------------------------------------------------------------------------------------------
                                                                               RATIO OF     RATIO OF     RATIO OF
                                                                               EXPENSES     EXPENSES       NET
                                       NET ASSET              NET ASSETS      TO AVERAGE   TO AVERAGE   INVESTMENT
                      NET INCREASE     VALUE AT                AT END OF      NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
        TOTAL        (DECREASE) IN        END      TOTAL        PERIOD          AFTER        BEFORE     TO AVERAGE   TURNOVER
    DISTRIBUTIONS   NET ASSETS VALUE   OF PERIOD   RETURN   (000'S OMITTED)    WAIVERS      WAIVERS     NET ASSETS   RATE (7)
    -------------   ----------------   ---------   ------   ---------------   ----------   ----------   ----------   ---------
       $(0.062)         $(0.037)        $ 1.113     2.51%     $1,777,800         0.51%(1)     0.51%(1)     5.78%(1)       70%
        (0.061)          (0.030)          1.110     2.41         228,294         0.71(1)      0.76(1)      5.57(1)        70
        (0.056)           0.042           1.150     8.68       1,549,698         0.51         0.51         5.87          185
        (0.055)           0.033           1.140     8.49         152,254         0.69         0.76         5.69          185
        (0.005)           0.114           1.108    11.99       1,033,043         0.52         0.52         6.54          169
        (0.005)           0.112           1.107    11.79          31,551         0.70         0.77         6.36          169
        (0.065)          (0.087)          0.994    (2.02)        978,861         0.52         0.52         6.09          111
        (0.065)(6)       (0.088)(6)       0.995(6) (2.19)         15,818         0.70         0.77         5.91          111
        (0.054)           0.031           1.081     8.15         902,480         0.50         0.50         5.86          122
        (0.055)(6)        0.008(6)        1.083(6)  5.89(2)        5,285         0.69(1)      0.69         5.54(1)       122
        (0.060)           0.050           1.050    11.35         552,870         0.51         0.51         6.58          113(5)
        (0.540)          (0.102)         10.688     4.20         208,091         0.51(1)      0.51(1)      5.03(1)        63
            --            0.170          10.688     4.09           5,064         0.76(1)      0.76(1)      4.78(1)        63
        (0.580)           0.200          10.790     7.50         174,333         0.51         0.51         5.55        155.0
        (0.700)           0.460          10.590    11.81         141,415         0.52         0.52         6.28          128
        (0.590)          (0.800)         10.130    (1.94)        138,658         0.52         0.52         5.64           97
        (0.690)           0.250          10.930     8.87         152,672         0.51         0.51         5.53          114
        (0.810)           0.110          10.680     9.08         142,070         0.54         0.54         6.03          148
        (0.008)              --           1.000     0.79       2,053,113         0.48(1)      0.48(1)      1.63(1)        --
        (0.007)              --           1.000     0.70         197,581         0.68(1)      0.73(1)      1.43(1)        --
        (0.038)              --           1.000     3.87       1,867,520         0.48         0.48         3.58           --
        (0.036)              --           1.000     3.68         152,129         0.66         0.73         3.40           --
        (0.059)              --           1.000     6.10       1,242,275         0.48         0.48         5.91           --
        (0.058)              --           1.000     5.91          36,270         0.66         0.73         5.73           --
        (0.070)              --           1.000     4.89       1,257,436         0.47         0.47         4.81           --
        (0.068)              --           1.000     4.71           8,804         0.65         0.72         4.63           --
        (0.051)              --           1.000     5.25         872,486         0.45         0.45         5.12           --
        (0.037)              --           1.000     3.76(2)        2,179         0.64(1)      0.64         4.81(1)        --
        (0.049)              --           1.000     5.31         612,480         0.44         0.44         5.21           --

 THE HARTFORD MUTUAL FUNDS, INC.

 BOARD OF DIRECTORS AND OFFICER INFORMATION

The Board of Directors ("Board") is responsible for overall management of the Funds. The Board may exercise all powers of the Funds, except those powers which are conferred solely upon or reserved to the shareholders. The Fund's Statement of Additional Information (SAI) includes additional information about the Board and is available without charge, upon request, by calling 1-800-862-6668. The following table provides information about the members of the Board, as well as, officer of the Funds.
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY       TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
WINIFRED ELLEN COLEMAN      Director         Since 1995   Ms. Coleman has served as President        48        Ms. Coleman is a
(age 69)                                                  of Saint Joseph College since 1991                   Director of LeMoyne
c/o Hartford Mutual Funds                                 and President of Cashel House, Ltd.                  College, St. Francis
P.O. Box 2999                                             (retail) since 1985.                                 Hospital and
Hartford, CT 06104-2999                                                                                        Connecticut Higher
                                                                                                               Education Student
                                                                                                               Loan Administration.
-----------------------------------------------------------------------------------------------------------------------------------
DUANE E. HILL               Director         Since 2001   Mr. Hill is Partner Emeritus and a         48        None
(age 56)                                                  founding partner of TSG Capital
c/o Hartford Mutual Funds                                 Group, a private equity investment
P.O. Box 2999                                             firm that serves as sponsor and lead
Hartford, CT 06104-2999                                   investor in leveraged buyouts of
                                                          middle market companies. Mr. Hill is
                                                          also a Partner of TSG Ventures L.P.,
                                                          a private equity investment company
                                                          that invests primarily in
                                                          minority-owned small businesses. Mr.
                                                          Hill currently serves as Chairman of
                                                          the City of Stamford, CT Planning
                                                          Board and a director of the Stamford
                                                          Cultural Development Corporation.
-----------------------------------------------------------------------------------------------------------------------------------
WILLIAM ATCHISON O'NEILL    Director         Since 1992   The Honorable William A. O'Neill           48        None
(age 71)                                                  served as Governor of the State of
c/o Hartford Mutual Funds                                 Connecticut from 1980 until 1991. He
P.O. Box 2999                                             is presently retired.
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------
MILLARD HANDLEY PRYOR, JR.  Director         Since 1977   Mr. Pryor has served as Managing           48        Mr. Pryor is a
(age 68)                                                  Director of Pryor & Clark Company                    Director of Pryor &
c/o Hartford Mutual Funds                                 (real estate investment), Hartford,                  Clark Company,
P.O. Box 2999                                             Connecticut, since June, 1992.                       Corcap, Inc.
Hartford, CT 06104-2999                                                                                        (inactive
                                                                                                               corporation),
                                                                                                               Hoosier Magnetics,
                                                                                                               Inc. (manufacturer
                                                                                                               of magnetic ferrite
                                                                                                               materials), Infodata
                                                                                                               Systems, Inc.
                                                                                                               (software company)
                                                                                                               and CompuDyne
                                                                                                               Corporation
                                                                                                               (security products
                                                                                                               and services).
-----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

 THE HARTFORD MUTUAL FUNDS, INC.

 BOARD OF DIRECTORS AND OFFICER INFORMATION
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY       TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
JOHN KELLEY SPRINGER        Director         Since 1978   Mr. Springer currently serves as           48        Mr. Springer is a
(age 70)                                                  Chairman of Medspan, Inc. (health                    Director of Hartford
c/o Hartford Mutual Funds                                 maintenance organization).                           Hospital, and CHS
P.O. Box 2999                                                                                                  Insurance Ltd.
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------

*Term of Office: Each director may serve until his or her successor is elected and qualifies.

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY       TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
LOWNDES ANDREW SMITH**      Director and     Since 1996   Mr. Smith served as Vice Chairman of       48        Mr. Smith is a
(age 62)                    Chairman                      Hartford Financial Services Group,                   Director of
c/o Hartford Mutual Funds                                 Inc. from February 1997 to January                   Connecticut
P.O. Box 2999                                             2002, as President and Chief                         Children's Medical
Hartford, CT 06104-2999                                   Executive Officer of Hartford Life,                  Center, American
                                                          Inc. from February 1997 to January                   Counsel of Life
                                                          2002, and as President and Chief                     Insurance, and
                                                          Operating Officer of The Hartford                    Insurance
                                                          Life Insurance Companies from                        Marketplace
                                                          January 1989 to January 2002.                        Standards
                                                                                                               Association.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID M. ZNAMIEROWSKI**     President and    Since 1999   Mr. Znamierowski currently serves as       71        None
(age 41)                    Director                      President of Hartford Investment
c/o Hartford Mutual Funds                                 Management Company ("HIMCO") and
P.O. Box 2999                                             Senior Vice President, Chief
Hartford, CT 06104-2999                                   Investment Officer and Director of
                                                          Investment Strategy for Hartford
                                                          Life, Inc. Mr. Znamierowski is also
                                                          a Managing Member and Senior Vice
                                                          President of Hartford Investment
                                                          Financial Services, LLC ("HIFSCO")
                                                          and HL Investment Advisors, LLC ("HL
                                                          Advisors").
-----------------------------------------------------------------------------------------------------------------------------------
BRUCE FERRIS                Vice President   Since 2002   Mr. Ferris serves as Vice President       N/A        N/A
(age 46)                                                  and a director of sales and
P.O. Box 2999                                             marketing in the Investment Products
Hartford, CT 06104-2999                                   Division of Hartford Life Insurance
                                                          Company.
-----------------------------------------------------------------------------------------------------------------------------------
RYAN JOHNSON                Vice President   Since 2002   Mr. Johnson has served as Vice            N/A        N/A
(age 41)                                                  President and a director of sales
P.O. Box 2999                                             and marketing in the Investment
Hartford, CT 06104-2999                                   Products Division of Hartford Life
                                                          Insurance Company since 1999.
                                                          Previously he was with Guardian
                                                          Insurance Company in New York, New
                                                          York.
-----------------------------------------------------------------------------------------------------------------------------------
STEPHEN T. JOYCE            Vice President   Since 2000   Mr. Joyce currently serves as Senior      N/A        N/A
(age 42)                                                  Vice President and director of
c/o Hartford Mutual Funds                                 investment products management for
P.O. Box 2999                                             Hartford Life Insurance Company.
Hartford, CT 06104-2999                                   Previously he served as Vice
                                                          President (1997-1999) and Assistant
                                                          Vice President (1994-1997) of
                                                          Hartford Life Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID N. LEVENSON           Vice President   Since 2000   Mr. Levenson serves as Senior Vice        N/A        N/A
(age 35)                                                  President of Hartford Life Insurance
c/o Hartford Mutual Funds                                 Company and is responsible for the
P.O. Box 2999                                             Company's mutual funds line of
Hartford, CT 06104-2999                                   business and its corporate
                                                          retirement plans line of business.
                                                          Mr. Levenson joined The Hartford in
                                                          1995. Mr. Levenson is also a senior
                                                          vice president of HIFSCO.
-----------------------------------------------------------------------------------------------------------------------------------

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY       TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
THOMAS MICHAEL MARRA        Vice President   Since 1996   Mr. Marra is President and Chief          N/A        N/A
(age 43)                                                  Operating Officer of Hartford Life,
c/o Hartford Mutual Funds                                 Inc. He is also a member of the
P.O. Box 2999                                             Board of Directors and a member of
Hartford, CT 06104-2999                                   the Office of the Chairman for The
                                                          Hartford Financial Services Group,
                                                          Inc., the parent company of Hartford
                                                          Life. Named President of Hartford
                                                          Life in 2001 and COO in 2000, Mr.
                                                          Marra served as Executive Vice
                                                          President and Director of Hartford
                                                          Life's Investment Products Division
                                                          from 1998 to 2000. He was head of
                                                          the company's Individual Life and
                                                          Annuities Division from 1994 to 1998
                                                          after being promoted to Senior Vice
                                                          President in 1994 and to Executive
                                                          Vice President in 1996. From 1990 to
                                                          1994, Mr. Marra was Vice President
                                                          and Director of Individual
                                                          Annuities. Mr. Marra is also a
                                                          Managing Member and Executive Vice
                                                          President of HIFSCO and HL Advisors.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN C. WALTERS             Vice President   Since 2000   Mr. Walters serves as Executive Vice      N/A        N/A
(age 39)                                                  President and Director of the
c/o Hartford Mutual Funds                                 Investment Products Division of
P.O. Box 2999                                             Hartford Life Insurance Company.
Hartford, CT 06104-2999                                   Previously Mr. Walters was with
                                                          First Union Securities. Mr. Walters
                                                          is also a Managing Member and
                                                          Executive Vice President of HIFSCO
                                                          and HL Advisors.
-----------------------------------------------------------------------------------------------------------------------------------
TAMARA L. FAGELY            Vice             Since 2002   Ms. Fagely has been Vice President        N/A        N/A
(age 43)                    President,                    of Hartford Administrative Services
500 Bielenberg Drive        Assistant                     Company ("HASCO") since 1998. Prior
Woodbury, MN 55125          Controller and                to 1998, she was Second Vice
                            Assistant                     President of HASCO. She also has
                            Treasurer                     served as Assistant Vice President
                                                          of Hartford Life Insurance Company
                                                          since December 2001.
-----------------------------------------------------------------------------------------------------------------------------------
GEORGE RICHARD JAY          Vice             Since 1996   Mr. Jay has served as Secretary and       N/A        N/A
(age 49)                    President,                    Director, Life and Equity Accounting
c/o Hartford Mutual Funds   Controller and                and Financial Control, of Hartford
P.O. Box 2999               Treasurer                     Life Insurance Company since 1987.
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY       TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
KEVIN J. CARR               Vice President   Since 1996   Mr. Carr has served as Assistant          N/A        N/A
(age 47)                    and Secretary                 General Counsel since 1999, Counsel
c/o Hartford Mutual Funds                                 since November 1996 and Associate
P.O. Box 2999                                             Counsel since November 1995, of The
Hartford, CT 06104-2999                                   Hartford Financial Services Group,
                                                          Inc. Mr. Carr is also Counsel and
                                                          Assistant Secretary of HL Advisors
                                                          and HIFSCO and Assistant Secretary
                                                          of HIMCO.
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

 *Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

**"Interested person", as defined in the 1940 Act, of the Company because of the person's affiliation with, or equity ownership of, HIFSCO or affiliated companies.

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

                                [HARTFORD LOGO]

                        PRIVACY POLICY AND PRACTICES OF
                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                       AND ITS AFFILIATES (THE HARTFORD)

              APPLICABLE TO THE HARTFORD'S UNITED STATES CUSTOMERS

WE AT THE HARTFORD value your trust and are committed to the responsible management, use, and protection of personal information. When we refer to "you" we mean those individuals who have provided us with personal information in conjunction with inquiring about, applying for, or obtaining, a financial product or service from The Hartford to be used primarily for personal, family or household purposes. All financial service companies collect a certain amount of personal information to service customers and administer business. This notice describes our policy regarding the collection, disclosure, and protection of personal information.

PERSONAL INFORMATION, as used in this notice, means information that identifies an individual personally and is not otherwise available to the public. It includes PERSONAL FINANCIAL INFORMATION such as credit history, income, financial benefits, policy or claim information. It also includes PERSONAL HEALTH INFORMATION such as individual medical records or information about an illness, disability or injury.

We collect personal information to service your transactions with us and to support our business operations. We may obtain personal information directly from you, from your transactions with us, and from third parties such as a consumer reporting agency. Depending on the type of product or service you apply for or obtain from us, personal information such as name, address, income, payment history or credit history may be gathered from sources such as applications, transactions and consumer reports.

To serve you and administer our business, we may share certain personal financial information, only as permitted by law, with affiliates, such as our insurance companies, our banks, our employee agents, our brokerage firms, and our administrators.

We may also share personal information, only as permitted by law, with unaffiliated third parties, including independent agents, brokerage firms, insurance companies, administrators and service providers who help us serve you and administer our business. In addition, as permitted by law, we may share certain personal financial information with other unaffiliated third parties who assist us by performing services or functions, such as conducting surveys, marketing our products or services, or offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your personal information with anyone for purposes unrelated to The Hartford's business operations without offering you the opportunity to "opt-out" or "opt-in" as required by law.

We only disclose personal health information with your proper written authorization or as otherwise permitted or required by law.

Our employees have access to personal information in the course of doing their jobs, which includes underwriting policies, paying claims, developing new products or advising customers of our products and services.

We use manual and electronic security procedures to maintain the confidentiality and integrity of personal information in our possession and guard against its unauthorized access. Some techniques we employ to protect information include secured files, user authentication, encryption, firewall technology and the use of detection software.

We are responsible for identifying information that must be protected, providing an adequate level of protection for that data and granting access to protected data only to individuals who must use it in the performance of their job-related duties. Employees who violate our Privacy Policy will be subject to disciplinary action, which may include termination.

At the inception of our business relationship and annually after that, we will provide a copy of our current Privacy Policy to those individuals who have obtained our products or services and maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding personal information even when a business relationship no longer exists between us.

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

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford:

First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; The Hartford Bank, FSB; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, Inc.; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Trumbull Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property & Casualty Ins. Co. of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

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